   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 1996
   POST - EFFECTIVE AMENDMENT NO. 1 TO REGISTRATION STATEMENT NO. 33-79544
                                                REGISTRATION NO.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

              CORESTATES BANK, N.A.                               NEW JERSEY NATIONAL BANK
                      (EXACT NAMES OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)
                  UNITED STATES                                        UNITED STATES
                   (STATES OR OTHER JURISDICTIONS OF INCORPORATION OR ORGANIZATION)
                    23-0972337                                           22-1919210
                                (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
              CORESTATES BANK, N.A.                               NEW JERSEY NATIONAL BANK
            BROAD AND CHESTNUT STREETS                                370 SCOTCH ROAD
         PHILADELPHIA, PENNSYLVANIA 19107                        TRENTON, NEW JERSEY 08560
                        (ADDRESSES OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                          BARBARA M. ROTHENBERG, ESQ.
                                    COUNSEL
                           CORESTATES FINANCIAL CORP
                           BROAD AND CHESTNUT STREETS
                        PHILADELPHIA, PENNSYLVANIA 19107
                                 (215) 973-3810
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:
                              JOSHUA E. RAFF, ESQ.
                         ORRICK, HERRINGTON & SUTCLIFFE
                                666 FIFTH AVENUE
                            NEW YORK, NEW YORK 10103

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time on or after the effective date of this Registration Statement.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest plans, please check the following box. /X/
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________
    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                        CALCULATION OF REGISTRATION FEE

- -----------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------
                                          PROPOSED MAXIMUM  PROPOSED MAXIMUM     AMOUNT OF
  TITLE OF SECURITIES     AMOUNT TO BE   OFFERING PRICE PER AGGREGATE OFFERING    REGISTRATION
   BEING REGISTERED        REGISTERED         UNIT(1)           PRICE(1)           FEE(2)
- -----------------------------------------------------------------------------------------------
Home Equity Loan
  Certificates.........    $676,958,000       100%(1)         $676,958,000        $233,434
- -----------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(1) Estimated solely for the purposes of calculating the registration fee.

(2) In addition, $123,042,000 of unissued Asset Backed Securities previously registered under Registration Statement No. 33-79544 are being carried forward. A registration fee of $42,428 was previously paid with respect to such amount.

    Pursuant to Rule 429 of the General Rules and Regulations under the Securities Act of 1933, the prospectus which is part of this Registration Statement is a combined prospectus which also relates to $123,042,000 of unissued Asset Backed Certificates registered under Registration Statement No. 33-79544 previously filed by the Registrants. This Registration Statement constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-79544.

    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 2(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                SUBJECT TO COMPLETION, DATED SEPTEMBER 26, 1996
PROSPECTUS SUPPLEMENT          VERSION 1 MULTI-CLASS REMIC - SENIOR/SUBORDINATED
TO PROSPECTUS DATED             .

                            $
                    CORESTATES HOME EQUITY LOAN TRUST 199 --
              CORESTATES HOME EQUITY LOAN CERTIFICATES, SERIES 199
            $            CLASS A-1 CERTIFICATES, % PASS-THROUGH RATE
            $            CLASS A-2 CERTIFICATES, % PASS-THROUGH RATE
            $            CLASS A-3 CERTIFICATES, % PASS-THROUGH RATE
            $            CLASS B-1 CERTIFICATES, % PASS-THROUGH RATE

                             CORESTATES BANK, N.A.
                                MASTER SERVICER

     The CoreStates Home Equity Loan Certificates, Series 199 (the "Certificates"), will consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") and the Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates" and, with the Class A Certificates, the "Certificates"). Only the Class A Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") are offered hereby. The Certificates represent fractional undivided interests in a trust fund to be designated as CoreStates Home Equity Loan Trust 199 (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of fixed-rate mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first, second or more junior lien on one- to four-family dwellings (each, a "Mortgaged Property") to be deposited into the Trust by CoreStates Bank, N.A. and New Jersey National Bank (each, a "Seller" and together, the "Sellers") for the benefit of the holders of the Certificates (the "Certificateholders"), (ii) all monies received on the Mortgage Loans on and after the Cut-off Date (as defined herein) (other than amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), (iii) amounts on deposit in the Collection Account, Principal and Interest Account[, the Capitalized Interest Account] and the Reserve Account and (iv) certain other property. The Mortgage Loans will be serviced by CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Master Servicer, the Sellers and
                                    , as trustee (the "Trustee").

                                                   (continues on following page)

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION
SET FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE [   ] IN THIS PROSPECTUS
SUPPLEMENT AND COMMENCING ON PAGE [   ] IN THE PROSPECTUS.

                              (the "Underwriters") have agreed to purchase from
the Sellers the Class A Certificates at    % of the principal amount thereof and
the Class B-1 Certificates at    % of the principal amount thereof ($
aggregate proceeds to the Sellers, before deducting expenses payable by the
Sellers estimated at $          ), plus accrued interest in each case from
          ,      , subject to the terms and conditions set forth in the
Underwriting Agreement referred to herein under "Underwriting".

     The Underwriters propose to offer the Offered Certificates from time to time for sale in negotiated transactions or otherwise, at prices to be determined at the time of such sale. For further information with respect to the plan of distribution, and any discounts, commissions or profits that may be deemed underwriting discounts or commissions, see "Underwriting".

     The Offered Certificates are subject to prior sale, when, as and if issued and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part and to approval of certain legal matters by counsel. It is expected that the Offered Certificates will be delivered in
[book-entry form, on or about          ,      , through the facilities of The
Depository Trust Company ("DTC")].

              , 199

     The information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

(continuation of cover page)

     In the aggregate, the Class A Certificates evidence an approximately    %
undivided interest in the Trust Fund. In the aggregate, the Class B Certificates
evidence an approximately    % undivided interest in the Trust Fund. The rights
of holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class A Certificates to the extent described herein. See "Description of the Certificates -- Distributions" herein and "Description of the
Certificates -- Description of Credit Enhancement -- Subordination" in the Prospectus. Distributions on the Certificates will be made, to the extent funds are available therefor, on the day of each month, or, if such day is not a
business day, then on the next business day, commencing on             , 199
(each, a "Payment Date").

     There is currently no secondary market for the Offered Certificates. The Underwriters intend to make a secondary market in the Offered Certificates, but are not obligated to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if one does develop, that it will continue. None of the Offered Certificates will be listed on any securities exchange.

     It is a condition to the issuance of the Certificates that the Class A
Certificates be rated ["          " by Moody's Investors Service, Inc.
("Moody's"), "          " by Duff & Phelps Credit Rating Co. ("D&P") and
"          " by Standard & Poor's Corporation ("S&P") and Fitch Investors
Service, Inc. ("Fitch")], and that the Class B-1 Certificates be rated
["          " by Moody's and "          " by S&P and Fitch].

     [The Class A and Class B-1 Certificates initially will be represented by certificates registered in the name of Cede & Co., the nominee of DTC. The interests of owners of the Class A and Class B-1 Certificates will be represented by book-entries on the records of DTC and participating members thereof. See "Description of the Certificates -- Registration of the Offered Securities" herein.]

     As described herein, [an election] [two separate elections] will be made to treat the Trust Fund[, exclusive of the Capitalized Interest Account,] as [a] "real estate mortgage investment conduit[s]" ([each], a "REMIC") for federal income tax purposes. The Class A and Class B-1 Certificates will constitute "regular interests" in a REMIC. For a description of certain tax consequences of owning the Class A and Class B-1 Certificates, including, without limitation, original issue discount, see "Federal Income Tax Consequences" herein.

     PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED SECURITIES. NEITHER THE CLASS A CERTIFICATES NOR THE CLASS B-1 CERTIFICATES REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, EITHER SELLER OR ANY OF THEIR AFFILIATES. THE CERTIFICATES ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND NONE OF THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES OR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE MASTER SERVICER, EITHER SELLER OR ANY OF THEIR AFFILIATES.

     This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the
Prospectus dated             , 199 of which this Prospectus Supplement is a part
and which accompanies this Prospectus Supplement. Purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                SUMMARY OF TERMS

     The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

Issuer.....................  CoreStates Home Equity Loan Trust 199 .

Securities Offered.........  $          aggregate principal amount of    %
                             CoreStates Home Equity Loan Certificates, Series
                             199 , Class A-1 (the "Class A-1 Certificates"). The
                             Final Scheduled Payment Date of the Class A-1
                             Certificates is             .

                             $          aggregate principal amount of    %
                             CoreStates Home Equity Loan Certificates, Series 199 , Class A-2 (the "Class A-2 Certificates"). The Final Scheduled Payment Date of the Class A-2
                             Certificates is             .

                             $          aggregate principal amount of    %
                             CoreStates Home Equity Loan Certificates, Series 199 , Class A-3 (the "Class A-3 Certificates" and, with the Class A-1 and Class A-2 Certificates, the "Class A Certificates"). The Final Scheduled Payment Date of the Class A-3 Certificates is
                                         .

                             $          aggregate principal amount of    %
                             CoreStates Home Equity Loan Certificates, Series 199 , Class B-1 (the "Class B-1 Certificates" and, with the Class A Certificates, the "Offered Certificates"). The Final Scheduled Payment Date of
                             the Class B-1 Certificates is             . The
                             Class B-1 Certificates are subordinated in right of payment to the Class A Certificates to the extent described herein. See "Description of the Certificates -- Distributions" and "-- Subordinated Certificates [and Shifting Interests"] herein.

Sellers....................  CoreStates Bank, N.A., a national banking association and New Jersey National Bank, a national banking association (each, a "Seller" and collectively, the "Sellers"), will sell and assign the Mortgage Loans to the Trust. Each Mortgage Loan will be serviced by the Master Servicer.

Master Servicer............  CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer"). See "The Sellers and the Master Servicer" herein.

Trustee....................                           , a
                                                      organized under the laws
                             of                   and having its principal place
                             of business in the State of             (the
                             "Trustee"). See "The Trustee" herein.

Cut-off Date...............              , 199 (the "Cut-off Date").

Closing Date...............  The date on which the Certificates are initially issued (the "Closing Date").

Payment Date...............  The             calendar day of each month or, if
                             such day is not a business day, the first business
                             day following such             calendar day,
                             commencing on             , 199 (each, a "Payment
                             Date").

Determination Date.........  The             business day of the month in which
                             the related Payment Date occurs (each, a "Determination Date").

Record Date................  The calendar day immediately preceding each Payment
                             Date (or, if Definitive Certificates are issued,
                             the             calendar day of the
                             month in which each such Payment Date occurs) (each, a "Record Date").

Description of the
Certificates; The Mortgage
  Pool.....................  The Class A Certificates, the Class B-1
                             Certificates and the CoreStates Home Equity Loan
                             Certificates, Series 199 -     , Class B-2 (with
                             the Class B-1 Certificates, the "Class B
                             Certificates"; the Class A Certificates and the Class B Certificates, collectively, the "Certificates"), represent interests in a trust fund to be designated as CoreStates Home Equity
                             Loan Trust 199 -     (the "Trust" or the "Trust
                             Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of fixed-rate mortgage loans [originated] [acquired] by the Sellers and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first, second, or more junior lien on one-to four-family dwellings, units in condominium developments and units in planned unit developments (each, a "Mortgaged Property"), with an aggregate principal balance of
                             $          as of the Cut-off Date, after giving
                             effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"), (ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), (iii) amounts on deposit in the Collection Account, the Principal and Interest Account and the Reserve Account and
                             (iv) certain other property. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date among the Master Servicer, the Sellers and the Trustee (the "Pooling and Servicing Agreement"). See "Description of the Certificates -- General" herein.

                             The Class A Certificates will [initially] represent
                             in the aggregate an approximately    % undivided
                             interest (the "Class A Percentage") in the Trust. The Class B Certificates will [initially] represent
                             in the aggregate an approximately    % undivided
                             interest (the "Class B Percentage") in the Trust. The Class B Certificates will be subordinate to the Class A Certificates, to the extent described herein. [The Class A Percentage and the Class B Percentage will vary from time to time, as described herein, to the extent that the Class A Certificateholders do not receive amounts due to them on any Payment Date, losses are realized on the Mortgage Loans or there are principal payments of or certain other unscheduled amounts of principal received with respect to the Mortgage Loans.] Only the Class A and Class B-1 Certificates are offered hereby. See "Description of the Certificates -- General" "-- Distributions" and
                             "-- Subordinated Certificates [and Shifting
                             Interests]" herein.

                             [On the Closing Date, an aggregate cash amount
                             equal to             will be deposited in the name
                             of the Trustee in the Capitalized Interest Account. The Capitalized Interest Account will be applied by the Trustee to cover shortfalls in interest on the Class [A] Certificates [under certain circumstances]].

                             Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the

                             Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

                             The Mortgage Pool will consist of fixed-rate, closed-end, simple interest home equity loans with
                             original terms to scheduled maturity of       to
                                months. All of the Mortgage Loans in the
                             Mortgage Pool will be payable in substantially
                             equal monthly installments and will be fully-amortizing. The Mortgage Loans in the Mortgage Pool will be primarily secured by first or second mortgages on one- to four-family residential properties, condominiums or townhouses but a portion of the Mortgage Loans in the Mortgage Pool will be secured by more junior mortgages on such Mortgaged Properties. All of the Mortgage Loans in the Mortgage Pool were or will be originated or acquired by the Sellers in accordance with the Sellers' underwriting standards as described herein under "the Sellers' Home Equity Loan Program--Underwriting Procedures" in the Prospectus. The Mortgage Loans will be selected from home equity loans in the portfolio of such loans owned by the Sellers (the "Portfolio") based on the criteria specified in the Pooling and Servicing Agreement and described herein. See "The Mortgage Pool".

                             The Mortgage Loans consist of       loans secured
                             by Mortgaged Properties which are primarily located
                             in [                  and                   ]. As
                             of the Cut-Off Date, the unpaid principal balance
                             of the Mortgage Loans averaged $          ,
                             interest rates (the Mortgage Interest Rates") borne
                             by the Mortgage Loans ranged from    % to    % per
                             annum, the weighted average Mortgage Interest Rate
                             of the Mortgage Loans was    % per annum, the
                             weighted average original term to scheduled
                             maturity of the Mortgage Loans was    months and
                             the weighted average remaining term to scheduled
                             maturity of the Mortgage Loans was    months. As of
                             the Cut-Off Date, the maximum principal balance of
                             any of the Mortgage Loans was $          and the
                             minimum principal balance was $          . All of
                             the Mortgage Loans were originated on or after
                                         . The original term to scheduled
                             maturity of the Mortgage Loans ranged from
                                months to    months. The remaining term to
                             scheduled maturity as of the Cut-Off Date of the
                             Mortgage Loans ranged from    months to    months.
                             No Mortgage Loan had a scheduled maturity later
                             than             .

                             As of the dates of origination of the Sample Pool Loans (as such Sample Pool is described herein under "The Mortgage Loan Pool -- General), the weighted average Combined Loan-to-Value Ratio of
                             the Sample Pool Loans was approximately    %, and
                             the weighted average Home Equity Loan Ratio of the
                             Sample Pool Loans was approximately    %.
                             Approximately    % by principal balance of the
                             Sample Pool Loans had a Combined Loan-to-Value Ratio which was determined on the basis of a Seller-approved, independent third-party, fee-based appraisal completed on forms approved by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). As of the dates of origination of the Sample Pool Mortgage Loans, the weighted average ratio of the principal balances of the Sample Pool Loans where the Sellers had a junior lien to the outstanding principal balances (or maximum available credit limits, as the case may be) of the related senior mortgage loans was approximately

                             %. See "Description of the Mortgage
                             Pools -- General" in the Prospectus.

                             Approximately    % by principal balance of the
                             Sample Pool Loans was secured by first mortgages,
                             approximately    % by principal balance by second
                             mortgages and approximately    % by principal
                             balance by third mortgages. Of the Mortgage Loans that are not Cross-Collateralized Loans (as defined under "The Sellers' Home Equity Loan Program -- Underwriting Procedures" in the Prospectus),
                             approximately    % by principal balance of the
                             Sample Pool Loans were secured by mortgages on
                             single-family dwellings, approximately    % by
                             principal balance of such loans by mortgages on
                             two- to four-family dwellings, approximately    %
                             by principal balance of such loans by mortgages on
                             condominiums or townhouses and approximately    %
                             by principal balance of such loans were
                             Cross-Collateralized Loans. Approximately    % by
                             principal balance of the Sample Pool Loans was secured by mortgages on properties which the borrower represented to be their primary residences. See "The Mortgage Loan Pool -- General" herein.

Denominations..............  The Offered Certificates of each Class will be
                             issued in minimum denominations of $          and
                             integral multiples thereof[; provided, however, that one Offered Certificate of each Class is issuable in a denomination equal to an amount such that the aggregate denomination of all Certificates of such Class is equal to the original principal balance of all Certificates of such Class]. Each Class A Certificate and Class B-1 Certificate will represent a percentage interest (a "Percentage Interest") in the respective Class determined by dividing the original dollar amount represented by such Certificate by the original aggregate principal balance of all Certificates of such Class.

[Registration of the
  Offered Securities.......  Each Class of Class A and Class B-1 Certificates
                             will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificates representing the Class A and Class B1 Certificates will be issued in definitive form only under the limited circumstances described herein and in the Prospectus. All references herein to "holders" or "Certificateholders" shall reflect the rights of owners of the Class A and Class B-1 Certificates (the "Certificate Owners") as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Description of the
                             Certificates -- Registration of the Offered
                             Securities" herein, "Special Considerations" and "Description of the Offered
                             Certificates -- Registration and Transfer of the Book-Entry Certificates" in the Prospectus.]

The Certificates
    A. General.............  As more fully described herein, distributions will be made on the Certificates on each Payment Date to the extent monies are available therefor, if and to the extent such Certificates are then entitled to such distributions, as described herein. Any distributions on the Class A and

                             Class B-1 Certificates will be made on each Payment Date to Certificateholders of record on the related Record Date in an amount equal to the product of such Certificateholder's Percentage Interest and the amount available for distribution on such Payment Date to the Certificateholders of the related Class in accordance with the priorities described in "Description of the
                             Certificates -- Distributions" herein.

                             On any Payment Date, the amount available for distribution to Certificateholders generally will be the Available Payment Amount. The term "Available Payment Amount" generally means with respect to any Payment Date, the result of (a) collections on or with respect to the Mortgage Loans received by the Master Servicer during the related Due Period, net of the related Servicing Fee (defined below) paid to the Master Servicer and reimbursements for incurred unpaid Servicing Fees and certain expenses paid by the Master Servicer[, plus (b) the amount of any Advances] [plus (c) the aggregate of all amounts deposited to the Collection Account from the Capitalized Interest Account to cover shortfalls in interest for such period on the Class [A] Certificates] [less (d) the amount of any Excess Spread].

[B. Interest
Distributions..............  Interest on the Class A and Class B-1 Certificates
                             will accrue from the   th calendar day of each
                             month (whether or not a Business Day) to, but
                             excluding, the   th calendar day of the next
                             succeeding month (whether or not a Business Day) (each, an "Accrual Period"). Interest shall accrue on each Class A and Class B-1 Certificate at the respective Certificate Interest Rate specified on the cover page hereof and shall be distributed, to the extent monies are available therefor, on each Payment Date. Interest with respect to the Class A and Class B-1 Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Class of Class A Certificates and each Payment Date, interest accrued during the related Accrual Period at the applicable Certificate Interest Rate on the Class A Certificate Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the initial
                             Accrual Period,           , is referred to herein
                             as the "Interest Remittance Amount" for such Class and, in the aggregate for all Class A Certificates, the "Class A Interest Remittance Amount". Interest accrued during each Accrual Period at the Class B-1 Certificate Interest Rate on the Class B-1 Certificate Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the initial
                             Accrual Period,           , is referred to herein
                             as the "Class B-1 Interest Remittance Amount" for the related Payment Date. See "Description of the Certificates -- Distributions" herein and "Description of the Certificates -- Distributions" in the Prospectus.]

[C. Principal
    Distributions..........  Holders of the Class A and Class B-1 Certificates
                             will be entitled to receive on each Payment Date, to the extent available (but not more than the Class A Certificate Balance or Class B-1 Certificate Balance, then outstanding), a distribution allocable to principal which will generally equal the sum of (a)(i) the Class A Percentage or Class B-1 Percentage, respectively, of the principal portion of all scheduled pay-ments ("Monthly Payments") received on the Mortgage Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Due Period"), (ii) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during the related Due Period payment that are not Principal Prepayments (each, a "Curtailment"), (iii) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal portion of all amounts paid by the Sellers in connection with the repurchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Pooling and Servicing Agreement, and (v) [the Class A [Prepayment] Percentage or Class B-1 Percentage, respectively, of] the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (i) through (iv) above (the sum of 100% of (i), (ii), (iii), (iv) and (v) above, the "Basic Principal Amount"), and (b) the sum of (i) the amount, if any, by which (A) the amount required to be distributed to Class A Certificateholders or Class B-1 Certificateholders as of the preceding Payment Date exceeded (B) the amount of the actual distribution to Class A Certificateholders, or Class B-1 Certificateholders, respectively on such preceding Payment Date, (the "Class A Carry-Forward Amount" and, together with the applicable percentage of the Basic Principal Amount, the "Class A Principal Remittance Amount" or the "Class B-1 Carry-Forward Amount" and, with the Class B-1 Percentage of the Basic Principal Amount, the "Class B-1 Principal Remittance Amount", as the case may be). Principal will be distributed to the Class A Certificates [in order of their Final Scheduled Payment Dates and pro rata among the Class A Certificates of each Class]. The Final Scheduled Payment Date of each Class of Class A Certificates and of the Class B-1 Certificates has been calculated as described herein. The actual final payment to each Class is likely to occur prior to its Final Scheduled Payment Date although, in the event of defaults in payment of the Mortgage Loans, it could occur later or earlier. See "Description of the Certificates" herein.]

                             On each Payment Date, the lesser of (i) the Class A Certificate Balance then outstanding and (ii) the Class A Principal Remittance Amount (which, together with the Class A Interest Remittance Amount, constitutes the "Class A Remittance Amount" for such Payment Date) is payable to the Class A Certificateholders. As of any Payment Date, the "Class A Certificate Balance" will equal the Original Class A Certificate Balance, less all amounts previously distributed on account of principal to holders of the Class A Certificates. Subject to the subordination and shifting interest provisions described herein, on each Payment Date, the lesser of (i) the Class B-1 Certificate Balance then outstanding and (ii) the Class B-1 Principal Remittance Amount (which, together with the Class B-1 Interest Remittance Amount, constitutes the "Class B-1 Remittance Amount" for such Payment
                             Date) is payable to the Class B-1
                             Certificateholders. As of any Payment Date, the "Class B-1 Certificate Balance" will equal the Original Class B-1 Certificate Balance, less all amounts previously distributed on account of principal to holders of the Class B-1 Certificates.]

                             [The Available Payment Amount on deposit in the Collection Account will be distributed on each Payment Date in the following amounts and order of priority:

                             (i) to the Class A Certificateholders, interest accrued during the Accrual Period at the Class A Certificate Interest Rate (the "Class A Interest Remittance Amount") on the Class A Certificate Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment
                                    Date);

                             (ii) to the Class A Certificateholders, any previously unpaid shortfalls in required distributions of interest on the Class A Certificates, plus accrued interest thereon at the Class A Certificate Interest Date (the "Unpaid Class A Interest Shortfall");

                             (iii) to the Class A Certificateholders, the Monthly Principal (as defined below) until the Class A Certificate Balance is equal to zero;

                             (iv) to the Class A Certificateholders, the Unpaid Monthly Principal Shortfall (as defined below) until the Class A Certificate Balance is equal to zero;

                             (v) to the Class B-1 Certificateholders, interest accrued during the Accrual Period at the Class B-1 Certificate Interest Rate (the "Class B-1 Interest Remittance Amount") on the Class B-1 Certificate Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment
                                   Date);

                             (vi) to the Class B-1 Certificateholders, any previously unpaid shortfalls in required distributions of interest on the Class B-1 Certificates, plus accrued interest thereon at the Class B-1 Certificate Interest Rate (the "Unpaid Class B-1 Interest Shortfall")'

                             (vii) to the Reserve Account, the amount, if any, by which the Reserve Account Required Amount exceeds the balance in the Reserve Account as of such Payment Date [(net of reinvestment income payable to the Class B-2 Certificateholders)];

                             (viii) if such Payment Date is on or after the
                                    Class A Termination Date (and after any
                                    required distributions to reduce the Class A
                                    Certificate Balance to zero have been made), to the Class B-1 Certificateholders, the Monthly Principal until the Class B-1 Certificate Balance is equal to zero;

                             (ix) if such Payment Date is on or after the Class A Termination Date (and after any required distributions to reduce the Class A Certificate Balance to zero have been made), to the Class B-1 Certificateholders, the Monthly Principal Shortfall until the Class B-1 Certificate Balance is equal to zero; and

                             (x)   any balance to the Class B-2
                                   Certificateholders.

                             [The "Class A Remittance Amount" for a Payment Date will be the aggregate of the full amounts distributable pursuant to clauses (i), (ii), (iii) and (iv) above, whether or not there is sufficient Available Payment Amount to make such distribution on such Payment Date.

                             The "Class B Remittance Amount" for a Payment Date will be the aggregate of the full amounts distributable pursuant to clauses (v), (vi), (viii) and (ix) above, whether or not there are sufficient Available Payment Amount to make such distribution on such Payment Date.

                             To the extent that on any Payment Date sufficient funds are not available, either from the Collection Account or from the Reserve Account, to fully pay Monthly Principal, there will be a principal shortfall (a "Monthly Principal Shortfall"). On any Payment Date, the "Unpaid Monthly Principal Shortfall" is equal to the aggregate of the previously unpaid Monthly Principal Shortfalls for all previous Payment Dates.

                             ["Monthly Principal" for any Payment Date will equal (i) the sum of the Principal Balances of the Mortgage Loans as of the commencement of the Due Period preceding the Due Period in which such Payment Date occurs (or, in the case of the first Payment Date, the initial principal balances of the Mortgage Loans as of the Cut-Off Date (the "Original Principal Pool Balance")), less (ii) the sum of the Principal Balances of the Mortgage Loans as of the commencement of the Due Period in which such Payment Date occurs.]

                             [In the event that on any Payment Date prior to the Payment Date on which the Class A Certificate Balance is reduced to zero (the "Class A Termination Date") the Available Payment Amount (after application of any amounts released from the Capitalized Interest Account to pay interest shortfalls on such Payment Date) is not sufficient to pay the Class A Remittance Amount, Class B-1 Interest Remittance Amount and any Class B-1 Interest Shortfall, amounts in the Reserve Account described under "Description of the Certificates--Reserve Account" will be withdrawn by the Trustee and applied first to the payment of the Class A Remittance Amount, then to the payment of Class B-1 Interest Remittance Amount and then to the payment of Class B-1 Interest

                             Shortfall, if any. On the Class A Termination Date, any amounts in the Reserve Account [(other than reinvestment income payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount (as reduced to reflect the reduction of the Class A Certificate Balance to zero on such date), shall be distributed to holders of the Class B-1 Certificates in reduction of the Class B-1 Certificate Balance. On or after the Class A Termination Date, amounts on deposit in the Reserve Account will be available on each Payment Date to pay the Class B-1 Remittance Amount to the extent that it is not sufficient.]

Subordinated
Certificates...............  The right of the Class B-1 Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the right of the Class A Certificateholders, to the extent described below. This subordination [and the Reserve Account are] [is] intended to enhance the likelihood of regular receipt by the Class A Certificateholders of their respective Class A Remittance Amounts and to protect the Class A Certificateholders against losses.

                             On each Payment Date, payments to the Class A Certificateholders will be made prior to payments to the Class B-1 Certificateholders. [On any Payment Date on which the Class A Percentage is less than 100%, if the Class A Certificateholders receive less than the amount due to them on such date, the interest of the Class A Certificateholders in the Trust Fund will vary so as to preserve the entitlement of the Class A Certificateholders to unpaid principal of the Mortgage Loans and interest thereon.] [If a Principal Prepayment, Curtailment or certain other unscheduled amounts of principal are received on a Mortgage Loan, the Class A Certificateholders will be paid an amount equal to the Class A Prepayment Percentage (defined herein) of the amount received. This will have the effect of accelerating receipt of principal by the Class A Certificateholders, thus reducing their proportionate interest in the Trust Fund and increasing the relative interest in the Trust Fund evidenced by the Class B-1 Certificates. Increasing the interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B-1 Certificates.] [SUMMARIZE APPLICABLE LIMITS ON SUBORDINATION.]

                             The Class B-1 Certificateholders will not be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full distribution to Class A Certificateholders of the amount required to be distributed to such Certificateholders.

                             The subordination of the Class B-1 Certificates is intended to enhance the likelihood of timely payment to Class A Certificateholders of the Class A Remittance Amount; however, if the Class A Percentage increases to 100%, all future losses or delinquencies will be borne by the Class A Certificates and shortfalls could result.

                             [The protection afforded to holders of the Class A Certificates by means of such subordination will be accomplished by the preferential right of such holders to receive, out of funds available in the Due Account and the Reserve Account, prior to any distribution being made on a Payment Date on the Class B-1 Certificates, the Class A Remittance Amount due them on each Payment Date. Unless offset by cash flow deficiencies due to losses on defaulted Mortgage Loans or Liquidated Mortgage Loans, the entitlement of the Class A Certificates to 100% of the Monthly Principal until the Class A Certificate Balance is reduced to zero will have the effect of accelerating the amortization of the Class A Certificates from what it would have been if such amounts have been distributed pro rata on the basis of the principal balances of the Classes of the Certificates while, in the absence of significant losses on defaulted Mortgage Loans or Liquidated Mortgage Loans, increasing the respective interests in the Trust evidenced by the Class B-1 Certificates. Increasing the respective interests of the Class B-1 Certificates relative to that of the Class A Certificates is intended to preserve or increase the availability of the subordination provided by the Class B-1 Certificates. ]

                             Although the Class B-1 Certificates are
                             subordinated to the Class A Certificates, amounts in the Reserve Account, if any, available after payment of the Class A Remittance Amount on any Payment Date, prior to the Class A Termination Date, will be available on such Distribution Date to pay Class B Interest Remittance Amount and any Class B-1 Interest Shortfall. On the Class A Termination Date, any amounts in the Reserve Account [(other than reinvestment income payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount (as reduced to reflect the reduction of the Class A Certificate Balance to zero on such date) will be distributed to holders of the Class B-1 Certificates in reduction of the Class B-1 Principal Balance. Distribution of such amounts, if any, will have the effect of accelerating the amortization of the Class B-1 Certificates. See "Description of the Certificates -- Distributions on the Certificates" and "-- Subordination of the Class B-1 Certificates" and "Maturity and Prepayment Considerations".]

[Reserve Account...........  An account or accounts will be maintained by the
                             Trust (the "Reserve Account") which account shall be an Eligible Account, as described herein, and shall be a part of the Trust. The Reserve Account will initially be maintained at CoreStates Bank, N.A. in its trust department. Amounts on deposit in the Reserve Account will be available on each Date on or prior to the Class A Termination Date to pay the Class A Remittance Amount, Class B-1 Interest Remittance Amount and any Class B-1 Interest Shortfall to the extent the Available Payment Amount on any such Payment Date is insufficient therefor. On or after the Class A Termination Date amounts on deposit in the Reserve Account will be available on each Payment Date to pay the Class B-1 Remittance Amount to the extent the Available Payment Amount on any such Payment Date is insufficient therefor. An initial deposit of
                             (     % of the Original Pool Principal Balance)
                             will be made by the Sellers to the Reserve Account and thereafter the Reserve Account will be funded on each Payment Date by the Available Payment Amount, if any, remaining after payment of the Class A Remittance Amount, the Class B-1 Interest Remittance Amount and any Unpaid Class B-1 Interest Shortfall]. These funds will be deposited in the Reserve Account, in the manner described herein, to the extent necessary to maintain the amount in the Reserve Account with respect to any Payment Date at an amount equal to the Reserve Account Required Amount. The Reserve Account Required Amount will
                             initially be equal to           (     % of the
                             Original Pool Principal Balance) and
                             thereafter will generally decline as described herein. On each Payment Date, amounts then held on deposit in the Reserve Account in excess of the Reserve Account Required Amount in effect on such Payment Date (and in the case of the Payment Date which is the Class A Termination Date, in excess of the amount distributable to the Class B Certificateholders from the Reserve Account on such date) and all investment earnings on amounts on deposit in the Reserve Account will be distributed to the Class B-2 Certificateholders. See "Description of the Certificates -- Reserve Account".]

[Capitalized Interest
  Account..................  On the Closing Date an aggregate cash amount equal
                             to $          will be deposited in the name of the
                             Trustee in the Capitalized Interest Account. The Capitalized Interest Account will initially be maintained at [CoreStates Bank, N.A.] in its trust department. The Capitalized Interest Account will be applied by the Trustee to cover shortfalls in interest on the Class [A] Certificates [under certain circumstances]. Any amounts remaining in the Capitalized Interest Account on the
                                         ,        Payment Date and not used for
                             such purpose are required to be paid directly to the [Class B-2 Certificateholders] on such Payment Date.]

[Advances].................  [The Master Servicer is required to [withdraw from the Principal and Interest Account amounts on deposit therein and held for future distribution] to make advances [from its own funds] (each, an "Advance") on each Payment Date in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee). The Master Servicer generally shall not [be required to make such Advance from its own funds or] [be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.] See "Description of the Certificates--Advances from the Principal and Interest Account" herein and "Description of the Certificates--Advances; Servicing Advances" in the Prospectus.]

Servicing Fee..............  The Master Servicer will be entitled to a fee of
                                  % per annum of the outstanding principal
                             balance of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly from the interest portion of monthly payments on such Mortgage Loan, Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the Pooling and Servicing Agreement.

Ratings....................  It is a condition to the issuance of the
                             Certificates that the Class A Certificates be rated
                             ["     " by Moody's, "     " by D&P and "     " by
                             S&P and Fitch Investors Service, Inc. ("Fitch" and each of Fitch, Moody's and S&P, a "Rating Agency") and that the Class B-1 Certificates be rated
                             "     " by S&P and Fitch]. A security rating is not
                             a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Class A Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A or Class B-1 Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the Class A or Class B-1 Certificates may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Special
                             Considerations--Liquidity" and "Ratings" herein.

Optional Termination by
  the Master Servicer......  The Master Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the Pool Principal Balance is less than
                                  % of the Original Pool Principal Balance by
                             purchasing from the Trust, on the next succeeding Payment Date [(but in no event earlier than the
                             Payment Date occurring in             )] all of the
                             Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") then remaining in the Trust Fund at a price (the "Termination Price") equal to (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties, and (y) interest on such amount computed at a rate equal to the weighted average Mortgage Interest Rate minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. In connection with such purchase, the Master Servicer is required to pay any unpaid fees and expenses of the Trustee. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans" herein and in the Prospectus.

[Certain Legal Aspects of
  the Mortgage Loans.......  Approximately      % of the Mortgage Loans are
                             secured by [second] Mortgages [and approximately
                                  % of the Mortgage Loans are secured by more
                             junior Mortgages] which are subordinate to [a] [one or more] mortgage lien on the related Mortgaged
                             Property prior to the lien of such Mortgage Loan
                             (such senior lien[s], if any, a "[First] [Senior]
                             Lien"). A primary risk with respect to [second]
                             [junior] Mortgages is that foreclosure funds received in connection therewith will not be sufficient to satisfy fully both the First Lien and the second Mortgage. See "Special Considerations" and "Certain Legal Aspects of the Mortgage Loans" herein.]

Certain Federal Income
  Tax Consequences.........  [An] [Two separate] election[s] will be made to treat the assets of the Trust Fund as [a] [two separate] "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes.

                             Upon the issuance of the Offered Certificates,
                                       , counsel to the Sellers, will deliver
                             its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes [the Trust Fund [, exclusive of the Capitalized Interest Account,]] [REMIC I and REMIC II (as such terms are defined in the Pooling and Servicing Agreement)] will [each] qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986.

                             For federal income tax purposes, [the Class B-2 Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates will represent ownership of "regular interests" in the Trust Fund and generally will be treated as representing ownership of debt instruments in the Trust Fund] [(a) the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, (b) each class of the Offered Certificates will represent ownership of "regular interests" in

                             REMIC II and will generally be treated as representing ownership of debt instruments of REMIC II and (c) the Class B-2 Certificates will constitute the sole class of residual interests in REMIC II].

                             For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

                             [INSERT ANY ADDITIONAL OR SUBSTITUTE LANGUAGE, AS APPROPRIATE]

ERISA Considerations.......  See "ERISA Considerations" herein and in the
                             Prospectus.

                             [INSERT ANY ADDITIONAL OR SUBSTITUTE LANGUAGE, AS APPROPRIATE]

Legal Investment...........  Although upon their initial issuance the Class A
                             Certificates will be rated ["     " by Moody's,
                             "     " by Duff & Phelps and "     " by S&P and
                             Fitch], the Class A Certificates will [not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages. [The Class B-1 Certificates will not constitute "mortgage related securities" under SMMEA.] Investors should consult their own legal advisers in determining whether and to what extent any Class of Certificates constitute legal investments for such investors. See "Legal Investment" herein.

Use of Proceeds............  Substantially all of the net proceeds to be received from the sale of the Offered Securities will be received by the Sellers and used for general corporate purposes.

                             SPECIAL CONSIDERATIONS

     Investors should consider, among other things, the matters discussed under "Special Considerations" in the Prospectus and the following factors in connection with the purchase of the Offered Certificates:

RISKS OF THE MORTGAGE LOANS [insert any appropriate considerations with respect to Mortgage Loans.]

     Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In
particular,      % and      % of the Mortgage Loans [in the Sample Pool] (by
aggregate principal balance as of the Cut-off Date) are secured by Mortgaged
Properties located in the States of                and                ,
respectively. In addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans in the Mortgage [Sample] Pool.

     Nature of Security.  Approximately      % of the Mortgage Loans in the
Mortgage Pool, by aggregate principal balance as of the Cut-off Date, are
secured by second Mortgages [and approximately      % of the Mortgage Loans are
secured by more junior Mortgages, and the related [First] [Senior] Liens are not included in the Mortgage Pool.] Although little data is available, the rate of default of [second] [junior] mortgage loans may be greater than that of mortgage loans secured by First Liens on comparable properties. See "Special Considerations -- Risks of the Mortgage Loans -- Nature of Security" in the Prospectus.

     Vacation and second home properties and other properties not occupied by
the owners as their primary residences constituted approximately      % of the
Mortgage Loans in the Sample Pool, by aggregate principal balance as of the Cut-off Date (based solely upon statements made by the borrowers at the time of
origination of such Home Equity Loans). In addition, approximately      %, of
the Mortgage Loans in the Sample Pool, by aggregate principal balance as of the Cut-off Date, were investor-owned properties. It is possible that the rate of delinquencies, foreclosures and losses on Loans secured by non-owner occupied or investor properties could be higher than the loans secured by the primary residence of the borrower.

     Risk of Early Defaults.  Approximately      % of the Mortgage Loans in the
[Mortgage] [Sample] Pool by aggregate principal balance as of the Cut-off Date
were originated within           months prior to the Cut-off Date. The weighted
average remaining term to maturity of the Mortgage Loans in the Mortgage Pool as
of the Cut-off Date is approximately        months. Although little data is
available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans.  Approximately      % of the Mortgage Loans in the
[Mortgage] [Sample] Pool by aggregate principal balance as of the Cut-off Date provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pool" and "Special Considerations -- Risks of the Mortgage
Loans -- Balloon Loans" in the Prospectus.

     Creditors' Rights Considerations. Under the terms of the Pooling and Servicing Agreement, during the period that the Certificates are outstanding and so long as the long-term senior unsecured debt of CoreStates Bank, N.A. and New
Jersey National Bank is rated at least "          " by Moody's and "          "
by S&P, or such lower ratings as are deemed acceptable to Moody's and S&P in order to maintain their then current ratings on the [Class A] [Offered] Certificates, CoreStates Bank, N.A. will hold the original documentation relating to each Mortgage Loan, including the related Mortgage Note and Mortgage (the "Loan File"), as custodian and agent for the Trustee, and will not be required to record assignments of the Mortgages in favor of the Trustee. See "Special Considerations -- Creditors' Rights and Insolvency
Considerations -- Creditors' Rights Considerations" in the Prospectus.

[SUBORDINATION OF CLASS B-1 CERTIFICATES]

     [Subordination of Class B-1. Distributions on the Class B-1 Certificates are subordinated to payments on the Class A Certificates. If on any Payment Date, the amount available for payment to the Certificateholders, including amounts contained in the Reserve Account on such Payment Date, is insufficient to pay the Class A Remittance Amount for such Payment Date, the rights of the Class B-1 Certificateholders to the Class B-1 Remittance Amount are subordinated to the rights of the holders of the Class A Certificates to be paid the Class A Remittance Amount in full.]

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of the Offered Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans in the Mortgage Pool including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The description herein of the Mortgage Loans comprising part of the Trust (the "Mortgage Pool") and of the Mortgaged Properties describes the pool of Mortgage Loans as it was constituted as of the opening of business on the
Cut-Off Date. The Mortgage Pool consists of           Mortgage Loans, and had an
Original Pool Principal Balance of $          . The promissory notes (the
"Mortgage Notes") evidencing the Mortgage Loans are secured by mortgages on one- to four-family residential properties, condominiums or townhouses which are
located primarily in [            ]. Each Mortgage Loan is a closed-end,
fixed-rate, simple interest mortgage loan. The Mortgage Loans are fully-amortizing (i.e. provide for substantially equal monthly payments of principal and interest over their terms). None of the Mortgage Loans is insured or guaranteed by any governmental agency or other person (except in some cases for title and hazard insurance, which insurance is required to be obtained by the borrower). The Mortgage Loans were originated or acquired by the Sellers as described under "The Sellers' Home Equity Loan Program" in the Prospectus.

     Each Mortgage Loan was selected for inclusion in the Mortgage Pool from among those home equity loans in the Portfolio that satisfied, among other things, the following criteria as of the Cut-Off Date: were not 30 days or more
past due, had a remaining principal balance of not less than $          , had
Mortgage Interest Rates ranging no higher than      % nor less than      %, had
an original term to scheduled maturity ranging from           months to
          months and had a remaining term to scheduled maturity ranging from
          months to           months. The Sellers believe that no adverse
selection procedures were employed in making such selection. Each Mortgage Loan was either originated by one of the Sellers during the period from
to             , in the ordinary course of its home equity loan lending program or acquired from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates. As of the Cut-Off Date, the average
remaining principal balance of the Mortgage Loans was $          , the weighted
average Mortgage Interest Rate of the Mortgage Loans was      % per annum, the
weighted average remaining term to scheduled maturity of the Mortgage Loans was months. As of the Cut-Off Date, no Mortgage Loan had a scheduled
maturity later than           .

     The Mortgage Loans in the Sample Pool ("Sample Pool Loans") consisted of total loans with an aggregate original principal balance of
$          . The original principal balance of the Sample Pool Loans ranged from
$          to $          , and the average original principal balance was
$          . Approximately      % by principal balance of the Sample Pool Loans
were secured by properties located in [          ] and approximately      % by
principal balance of the Sample Pool Loans were secured by properties located in
          .

     Of the Sample Pool Loans, at origination, approximately      % by principal
Mortgage balance were first mortgages, approximately      % by principal
balances were second mortgages, and approximately      % by principal balance
were third mortgages. The weighted average Combined Loan-to-Value Ratio of the
Sample Pool Loans was approximately      % and the weighted average Home Equity
Loan-to-Value Ratio of such Sample Pool Loans was approximately      %. As of
the dates of origination of the Sample Pool Loans, the weighted average ratio of the principal balance of the Sample Pool Loans where the Sellers had a junior lien to the outstanding principal balances (or maximum available credit limits, as the case may be) of the related senior mortgage loans was approximately
     %. The averages in the two immediately preceding sentences have been calculated based upon the original principal balances of the related Sample Pool Loans.

     Of the Sample Pool Loans that are not Cross-Collateralized Loans,
approximately      % by principal balance of the Sample Pool Loans were secured
by single family properties, approximately           % by principal balance of
such loans were secured by two- to four-family properties, approximately      %
by principal balance of such loans were secured by condominiums or townhouses
and approximately      % by principal balance of such loans were
Cross-Collateralized Loans. Approximately      % by principal balance of such
loans were secured by properties represented by the borrowers to be their
primary residences. Approximately      % by principal balance of such loans were
secured by properties represented by the borrower to be investor-owned
properties, and approximately      % by principal balance of such loans were
secured by properties represented by the borrower to be vacation/second homes.

     Set forth below is a description of certain additional characteristics of the [Initial] Mortgage Pool as of the Cut-Off Date. The percentages set forth in the table below do not always add to 100% due to rounding.

                       [INITIAL] MORTGAGE POOL STATISTICS

                          REMAINING PRINCIPAL BALANCES

                                                                                          % OF
                                                              % OF                      [INITIAL]
                                                            [INITIAL]                   MORTGAGE
                                                            MORTGAGE                     POOL BY
                                                             POOL BY      NUMBER OF     NUMBER OF
                                              AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
                                              PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
        RANGE OF PRINCIPAL BALANCES           BALANCES       BALANCE        LOAN          LOANS
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                            MORTGAGE INTEREST RATES

                                                                                          % OF
                                                              % OF                      [INITIAL]
                                                            [INITIAL]                   MORTGAGE
                                                            MORTGAGE                     POOL BY
                                                             POOL BY      NUMBER OF     NUMBER OF
                                              AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
             RANGE OF MORTGAGE                PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
               INTEREST RATES                 BALANCES       BALANCE        LOAN          LOANS
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                  MONTHS TO SCHEDULED MATURITY AT ORIGINATION

                                                                                          % OF
                                                              % OF                      [INITIAL]
                                                            [INITIAL]                   MORTGAGE
                                                            MORTGAGE                     POOL BY
                                                             POOL BY      NUMBER OF     NUMBER OF
              RANGE OF MONTHS                 AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
                REMAINING TO                  PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
             SCHEDULED MATURITY               BALANCES       BALANCE        LOAN          LOANS
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                          % OF
                                                              % OF                      [INITIAL]
                                                            [INITIAL]                   MORTGAGE
                                                            MORTGAGE                     POOL BY
                                                             POOL BY      NUMBER OF     NUMBER OF
              RANGE OF MONTHS                 AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
                REMAINING TO                  PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
             SCHEDULED MATURITY               BALANCES       BALANCE        LOANS         LOANS
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGE LOANS(1)

                                                                                          % OF
                                                              % OF                      [INITIAL]
                                                            [INITIAL]                   MORTGAGE
                                                            MORTGAGE                     POOL BY
                                                             POOL BY      NUMBER OF     NUMBER OF
                                              AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
                                              PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
                   STATE                      BALANCES       BALANCE        LOANS         LOANS
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

- ---------------
(1) Geographical location is determined by Obligor mailing address.

     Set forth below is a description of certain characteristics of the Sample Pool Loans at origination.

                             SAMPLE POOL STATISTICS

                         COMBINED LOAN-TO-VALUE RATIOS
                                 AT ORIGINATION

                                                              % OF
                                                             SAMPLE
                                                              POOL        NUMBER OF       % OF
                                              ORIGINAL         BY          SAMPLE        SAMPLE
                                                LOAN        PRINCIPAL       POOL          POOL
              RANGE OF CLTV'S                  AMOUNT        BALANCE        LOANS       BY NUMBER
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                            HOME EQUITY LOAN RATIOS
                                 AT ORIGINATION

                                                              % OF
                                                             SAMPLE
                                                              POOL        NUMBER OF       % OF
                                              AGGREGATE        BY          SAMPLE        SAMPLE
               RANGE OF HOME                  PRINCIPAL     PRINCIPAL       POOL          POOL
             EQUITY LOAN RATIOS               BALANCES(1)    BALANCE        LOANS       BY NUMBER
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

(1) Includes fees and insurance premiums, if any, financed by a Seller at the time of loan origination.

                                 PROPERTY TYPE

                                                              % OF
                                                             SAMPLE
                                                              POOL        NUMBER OF       % OF
                                              AGGREGATE        BY          SAMPLE        SAMPLE
               RANGE OF HOME                  PRINCIPAL     PRINCIPAL       POOL          POOL
             EQUITY LOAN RATIOS               BALANCES(1)    BALANCE        LOANS       BY NUMBER
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

                                PROPERTY USE(1)

                                                              % OF
                                                             SAMPLE
                                                              POOL        NUMBER OF       % OF
                                              AGGREGATE        BY          SAMPLE        SAMPLE
               RANGE OF HOME                  PRINCIPAL     PRINCIPAL       POOL          POOL
             EQUITY LOAN RATIOS               BALANCES(1)    BALANCE        LOANS       BY NUMBER
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

- ---------------
(1) Based on information provided by Obligor at loan origination.

                                 LIEN PRIORITY

                                                              % OF
                                                             SAMPLE
                                                              POOL        NUMBER OF       % OF
                                              AGGREGATE        BY          SAMPLE        SAMPLE
               RANGE OF HOME                  PRINCIPAL     PRINCIPAL       POOL          POOL
             EQUITY LOAN RATIOS               BALANCES(1)    BALANCE        LOANS       BY NUMBER
- --------------------------------------------  ---------     ---------     ---------     ---------
Total.......................................                100.00%                     100.00%
                                                              =====                       =====

- ---------------
(1) Based on information provided by Obligor at loan origination.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on the Offered Certificates, the aggregate amount of each interest payment on the Offered Certificates and the yield to maturity of the Offered Certificates are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second or more junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the related Class of Certificateholders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans in the Mortgage Pool.

     In addition, the Master Servicer may, at its option, purchase from the Trust all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Certificates, on any Payment Date [(but in no event
earlier than the Payment Date occurring             )] following the first date
on which the Pool Principal Balance (as defined herein) is less than      % of
the Original Pool Principal Balance. See "Description of the
Certificates -- Termination; Purchase of Mortgage Loans" herein.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans.

Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.

     Greater than anticipated prepayments of principal will increase the yield on Offered Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Offered Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Offered Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Offered Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans in the Mortgage Pool and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.

     The yield to maturity on the Class B-1 Certificates will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof) because the entire amount of losses [(to the extent of the Subordinated Amount)] will be allocated to the Class B Certificates until the principal balance thereof has been reduced to zero. After the Principal Balance of the Class B Certificates has been reduced to zero, the yield to maturity of the Class A Certificates then outstanding will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof). [In addition, because principal distributions are paid to certain Classes of Class A Certificates before other Classes, holders of Classes having a later priority of payment bear greater risk of loss than holder of Classes having earlier priorities for distributions of principal.]

     [As described herein, amounts otherwise distributable to holders of the Class B Certificates may be made available to protect the holders of Class A Certificates against interruptions in distributions due to certain Mortgagor delinquencies [to the extent not covered by Advances.] Such delinquencies may affect the yield to investors in the Class B Certificates and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class B Certificates.]

     [On the Class A Termination Date, any amounts in the Reserve Account [(other than reinvestment earnings payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount in effect as of such date, will be distributed in respect of principal of the Class B-1 Certificateholders. Such distributions, if any, will have the effect of accelerating the amortization of the Class B-1 Certificates. See "Description of the Certificates -- Distributions on the Certificates".]

     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of the Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans in the Mortgage Pool, including final payments made upon the maturity of Balloon Loans.

     Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement [("CPR")] represents [an assumed annualized constant rate of prepayment relative to the then outstanding principal balance of a pool of mortgage loans]. The tables set forth below are based on the assumption that the Mortgage Loans prepay at the indicated percentage of [CPR]. Neither [CPR] nor any other prepayment model purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Pool.

     The tables set forth below have been prepared on the basis of the characteristics of the Mortgage Loans that are expected to be included in the Trust Fund and the respective expected initial principal balances of the Certificates. For purposes of preparation of the tables, it has been assumed
that (i) the Offered Certificates are purchased on             , (ii) payments
on the Certificates are made on the day of each month,
commencing             , 199 , [(iii) the initial Class A Percentage is
approximately      % and the initial Class B Percentage is approximately
     %], (iv) prepayments are received on the Mortgage Loans at the specified percentage of CPR, (v) all payments of principal of and interest on each of the Mortgage Loans in the Mortgage Pool are timely received, (vi) none of the
Mortgage Loans in the Mortgage Pool is repurchased from the Trust and (   )
[other assumptions].

     Any discrepancy between the characteristics of the Mortgage Loans actually included in the Trust and the characteristics of the Mortgage Loans expected to be so included may affect the percentages of the original outstanding principal balance set forth in the tables and the weighted average lives of the Certificates. In addition, to the extent that the Mortgage Loans included in the Trust Fund have characteristics that differ from those assumed in preparing the following tables, the outstanding principal balance of any Certificate will be reduced to zero earlier or later than that indicated by the table.

     Variations in actual prepayment experience and the principal balances of the Mortgage Loans that prepay may increase or decrease the percentages of the original principal balances outstanding and the weighted average lives shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals the indicated levels of [CPR]. There is no assurance that prepayment of the Mortgage Loans will conform to any level of [CPR].

     Based on the foregoing assumptions, the following tables indicate the weighted average life of each Class of Class A and Class B-1 Certificates and sets forth the percentages of the original principal balance outstanding of each Class of Class A and Class B-1 Certificates that would be outstanding after each of the dates shown at various percentages of [CPR].

    PAYMENT DATE
         IN               CLASS A-1              CLASS A-2              CLASS A-3              CLASS B-1
- --------------------  ------------------     ------------------     ------------------     ------------------
                          %      %      %        %      %      %        %      %      %        %      %      %
Weighted average
  life in
  years(1)..........

- ---------------
(1) The weighted average lives of the Certificates as shown above are determined by (i) multiplying the amount of principal payments by the number of years from the date of issuance of the Certificates to the related Payment Date,
    (ii) summing the results and (iii) dividing the sum by the sum of the amounts in clause (i) above.

        THE SELLERS AND THE MASTER SERVICER -- ORIGINATION, FORECLOSURE
                           AND DELINQUENCY EXPERIENCE

GENERAL

     For a general discussion of the Sellers and the Master Servicer, see "The Sellers" in the Prospectus.

LOAN ORIGINATION HISTORY

     At December   , 199 , the Sellers originated home equity loans in a number
of states, including             .

     The dollar amounts of first, second and more junior lien mortgage loans originated and purchased by the Sellers during the years ended December 31, 199
, 199 and 199 were $          , $          and $          , respectively. The
Sellers originated and purchased Mortgage loans totalling $          during the
       months ended             , 199 .

SERVICING PORTFOLIO

     At             and December 31, 199 , the Master Servicer serviced a total
portfolio of           and           mortgage loans, respectively, having
aggregate unpaid principal balances of $          and

$          , respectively, for itself [and for investors consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA")].

     [INSERT ANY APPLICABLE ORIGINATION INFORMATION FOR AN ACQUIRED PORTFOLIO.]

DELINQUENCY AND LOSS EXPERIENCE

     The following tables set forth information relating to the delinquency and loan loss experience for the home equity loans in the portfolio of such loans owned by the Sellers (the "Portfolio") and all other home equity loans serviced by the Master Servicer for each of the four prior years in the period ended
December 31 and the      months ended             , 199 and             , 199 .
The data presented in the following tables is for illustrative purposes only, and there is no assurance that future delinquency or loss experience of the Mortgage Loans will be similar to that set forth below.

                    HOME EQUITY LOAN DELINQUENCY EXPERIENCE

                                                                  AT DECEMBER 31,
                                                  -----------------------------------------------
                                                     19           19           19           19
                                                  --------     --------     --------     --------
                                                           (DOLLAR AMOUNTS IN THOUSANDS)
Average Principal Amount Outstanding(1).........
Principal Amount Outstanding(2).................
Total Delinquent Balances(3)....................
Total Delinquencies as a Percent of Principal
  Amount Outstanding............................                                               (4)

- ---------------
(1) Calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest, at the end of the related period.

(3) "Total Delinquent Balances" is the net remaining principal balance 30 days or more contractually past due, including earned but not yet received interest, at the end of the related period.

(4) Reflects the addition to the Portfolio of those home equity loans acquired from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates Financial Corp. Such predecessor institutions did not employ a charge-off policy of the outstanding balance of the home equity loan at 120-days contractual delinquency (as is the policy of the Master Servicer) and showed home equity loans more than 120 days delinquent in Total Delinquent Balances.

                        HOME EQUITY LOAN LOSS EXPERIENCE

                                                                   AT DECEMBER 31,
                                                  -------------------------------------------------
                                                      19           19           19           19
                                                  ----------   ----------   ----------   ----------
                                                            (DOLLAR AMOUNTS IN THOUSANDS)
Average Principal Amount Outstanding(1).........
Principal Amount Outstanding(2).................
Total Net Credit Losses(3)......................
Net Credit Losses as a Percent of Average
  Principal Amount Outstanding(4)...............

- ---------------
(1) Calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest, at the end of the related period.

(3) "Total Net Credit Losses" is the net remaining principal balance, including earned but not yet received interest, at the end of the related period.

(4) Reflects the application of the Master Servicer's charge-off policy to the outstanding balances of those home equity loans which were more than 120 days contractually delinquent at the time of acquisition from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates.

     The delinquency percentages set forth in the preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Portfolio during the periods indicated. [However, because the amount of loans included in the Portfolio has increased rapidly over these periods as a result of new originations, the Portfolio as of the end of any indicated period includes many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses.] In the absence of such substantial and continual additions of newly originated loans to the Portfolio, the delinquency and charge-offs percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

     In addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate.

     [INSERT ANY APPLICABLE DELINQUENCY OR LOAN LOSS INFORMATION FOR AN ACQUIRED PORTFOLIO.]

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the Offered Certificates and the underlying documents. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates and the Pooling and Servicing Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The CoreStates Home Equity Loan Certificates, Series 199   --        , will
consist of the Class A-1, Class A-2 and Class A-3 Certificates (collectively, the "Class A Certificates") and the Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates" and, with the Class A Certificates, the "Certificates"). In the aggregate, the Class A Certificates evidence an
approximately      % undivided interest in the Trust Fund. In the aggregate, the
Class B Certificates evidence an approximately      % undivided interest in the
Trust Fund. Only the Class A Certificates and Class B-1 Certificates are offered hereby.

     The Certificates represent interests in the Trust Fund created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund consists primarily of (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property,
(iii) amounts on deposit in the Collection Account (as defined herein), Principal and Interest Account (as defined herein) [, Capitalized Interest Account (as defined herein)] [and Reserve Account] (including all earnings thereon and proceeds thereof) and (iv) certain other property; provided, however, that the Trust Fund does not include amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date.

     Each Class A Certificate will be issued in minimum denominations of
$          and integral multiples thereof. Each Class B-1 Certificate will be
issued in minimum denominations of $          and integral multiples thereof.
Each Class A and Class B-1 Certificate will represent a percentage interest (a "Percentage Interest") in the Certificates of the applicable Class determined by dividing the original dollar amount represented by such Certificate by the original aggregate principal amount of all Certificates of such Class.

     [Each Class of Class A Certificates and the Class B-1 Certificates (the "Book-Entry Certificates") will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, Participants and Indirect Participants. Certificates representing the Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein. All references to "holders" or "Certificateholders" shall reflect the rights of owners of the Book-Entry Certificates, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "-- Registration of Certificates" herein and "Description of the Securities -- Registration of Securities" in the Prospectus.]

     On each Payment Date, the Trustee will pay to each person in whose name a Certificate is registered on the related Record Date [(which in the case of Book-Entry Certificates initially will be only Cede, as nominee of DTC)], the portion of the aggregate payment to be made to Certificateholders of the applicable Class of Certificates, to which such holder is entitled, if any, based on the Percentage Interest of the Certificates of such Class held by such holder. Distributions will be made by wire transfer of immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor if such holder owns of record Certificates of such Class in
denominations aggregating in excess of $          and shall have provided
complete wiring instructions to the Trustee at least five business days prior to the Record Date, and otherwise by check mailed to the address of the person entitled thereto as it appears on the Certificate Register.

     The Final Scheduled Payment Dates of the Class A Certificates will be as follows:

              Class A-1:
              Class A-2:
              Class A-3:
              Class B-1:

     The Final Scheduled Payment Date of each Class is      months after the
Payment Date on which the principal balance of such Class is expected to be reduced to zero assuming that, among other things, [describe assumptions]. The rate of payment of principal of the Class A and Class B-1 Certificates will depend on the rate of payments of principal (including prepayments) and any repurchases of the Mortgage Loans. [Since the Final Scheduled Payment Dates have been determined on the assumption, among others, that there are no prepayments on the Mortgage Loans, the actual final distribution date of each Class is likely to occur prior to its Final Scheduled Payment Date although, in the event of defaults in payment of the Mortgage Loans, it could occur later or earlier.]

     The Master Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Offered Certificates -- Servicing Standards" and "-- Use of Subservicers" in the Prospectus for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     The Sellers will make the representations, among others, as to each Mortgage Loan conveyed by the Sellers as of the Closing Date described under "Description of the Offered Certificates -- Representations and Warranties of the Sellers" in the Prospectus and will also represent that:

          1. Approximately      % of the Mortgage Loans are Balloon Loans. All
     of the Balloon Loans provide for monthly payments based on an amortization schedule specified in the related Mortgage Note and have a final balloon payment no earlier than months following the date of origination and no later than at the end of the year following the date of originator;

          2. As of the Cut-off Date, no more than      % of the Mortgage Loans
     in the Mortgage Pool were 30-59 days contractually delinquent. No more than
          % of the Mortgage Loans in the Mortgage Pool were 60-89 or more days contractually delinquent;

          3. No more than      % of the Mortgage Loans in the Mortgage Pool are
     secured by Mortgaged Properties located within any single zip code area;
     and

          4. Mortgage Loans representing at least      % of the Mortgage Loan
     Principal Balance are secured by an Owner Occupied Mortgaged Property; and

          5. No Mortgage Loan has a Combined Loan-to-Value Ratio in excess of
          %.

DISTRIBUTIONS

     The Trustee is required to establish a trust account (the "Collection Account") for the remittance of payments on the Mortgage Loans to the Certificateholders. The Collection Account is required to be maintained as an Eligible Account (and as such may be maintained with any of the Sellers).

     Interest will accrue on the Class A and Class B-1 Certificates from [the calendar day of each month (whether or not a Business Day) to, but
excluding, the           calendar day of the next succeeding month (whether or
not a Business Day)] (each, an "Accrual Period"). Interest shall accrue on each Class A and Class B-1 Certificate at the applicable Certificate Interest Rate specified on the cover page hereof, calculated on the basis of a 360-day year consisting of twelve 30-day months, and shall be distributed, to the extent monies are available therefor, on each Payment Date. With respect to each Payment Date, interest accrued on each Class of Class A Certificates during the related Accrual Period at the applicable Certificate Interest Rate on the Class Principal Balance (defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such
Payment Date) or, in the case of the initial Accrual Period,             , is
referred to herein as the "Interest Remittance Amount" for such Class and, in the aggregate for all Class A Certificates, as the "Class A Interest Remittance Amount". Interest accrued during each Accrual Period at the Class B-1 Certificate Interest Rate on the Class B-1 Principal Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the
initial Accrual Period,             , is referred to herein as the "Class B-1
Interest Remittance Amount" for the related Payment Date.

     [Holders of the Class A and Class B-1 Certificates will be entitled to receive on each Payment Date, to the extent monies are available therefor (but not more than the Class A Certificate Balance or Class B-1 Certificate Balance then outstanding), a distribution allocable to principal which will generally equal the sum of (i) the Class A Percentage or Class B-1 Percentage, respectively, of all scheduled payments ("Monthly Payments") of principal received on the Mortgage Loans during [the calendar month preceding the calendar month in which such Payment Date occurs] (each, a "Due Period"), (ii) the [Class A [Prepayment] Percentage or Class B-1 Percentage, respectively,] of each other component of the Basic Principal Amount (defined below) and (iii) the amount, if any, by which (a) the amount required to be distributed to Class A Certificateholders as of the preceding Payment Date exceeded (b) the amount actually distributed to the Class A Certificateholders or Class B-1 Certificateholders, respectively on such date (such excess, the "Class A Carry-Forward Amount" and, with the applicable percentage of the Basic Principal Amount, the "Class A Principal Remittance Amount" or the "Class B-1 Carry-Forward Amount" and, with the Class B-1 Percentage of the Basic Principal Amount, the "Class B-1 Principal Remittance Amount", as the case may be). [Except during such time as the Class A Percentage equals 100%,] [P]rincipal will be distributed to the Class A Certificates [in order of their Final Scheduled Payment Dates and pro rata among the Class A Certificates of each Class]. [If the Class A Percentage increases to 100%, distributions allocable to principal will be made pro rata among the remaining Class A Certificates in accordance with their respective outstanding principal balances and not in accordance with the priorities set forth above.]

     [The Available Payment Amount on deposit in the Collection Account will be distributed on each Payment Date in the following amounts and order of priority:

(i) to the Class A Certificateholders, interest accrued during the Accrual Period at the Class A Certificate Interest Rate (the "Class A Interest Remittance Amount") on the Class A Certificate Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date);

(ii) to the Class A Certificateholders, any previously unpaid shortfalls in required distributions of interest on the Class A Certificates, plus accrued interest thereon at the Class A Certificate Interest Rate (the "Unpaid Class A Interest Shortfall");

(iii) to the Class A Certificateholders, the Monthly Principal (as defined below) until the Class A Certificate Balance is equal to zero;

(iv) to the Class A Certificateholders, the Monthly Principal Shortfall (as defined below) until the Class A Certificate Balance is equal to zero;

(v) to the Class B-1 Certificateholders, interest accrued during the Accrual Period at the Class B-1 Certificate Interest Rate (the "Class B Interest Remittance Amount") on the Class B-1 Certificate Balance as of the immediately preceding Payment Date (after giving effect to all payments of principal made on such immediately preceding Payment Date);

(vi) to the Class B-1 Certificateholders, any previously unpaid shortfalls in required distributions of interest on the Class B-1 Certificates, plus accrued interest thereon at the Class B-1 Certificate Interest Rate (the "Unpaid Class B-1 Interest Shortfall")'

(vii) to the Reserve Account, the amount, if any, by which the Reserve Account Required Amount exceeds the balance in the Reserve Account as of such Payment Date [(net of reinvestment income payable to the Class B-2 Certificateholders)];

(viii) if such Payment Date is on or after the Class A Termination Date (and after any required distributions to reduce the Class A Certificate Balance to zero have been made), to the Class B-1 Certificateholders, the Monthly Principal until the Class B-1 Certificate Balance is equal to zero;

(ix) if such Payment Date is on or after the Class A Termination Date (and after any required distributions to reduce the Class A Certificate Balance to zero have been made), to the Class B-1 Certificateholders, the Monthly Principal Shortfall until the Class B-1 Certificate Balance is equal to zero; and

(x)     any balance to the Class B-2 Certificateholders.]

     [The Class B-2 Certificates are not issued in a principal amount, are not entitled to receive distributions of principal or interest and are only entitled to certain amounts in accordance with the priorities set forth above and as otherwise described herein.]

     The amount available to make the payments described above will generally equal the Available Payment Amount for the related Due Period. The "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Master Servicer during the related Due Period, net of the Servicing Fee paid to the Master Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Master Servicer[, plus (b) the amount of any Advances] [, plus (c) the aggregate of all amounts deposited to the Collection Account from the Capitalized Interest Account to cover shortfalls in interest for such period on the Class [A] Certificates] [less (d) the amount of any Excess Spread.]

     [The "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment [received] [due] during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period, (iv)(a) that portion of the purchase price of any repurchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)).]

     The "Class A Certificate Balance" means the Original Class A Certificate Balance reduced by the sum of all amounts previously distributed to Class A Certificateholders in respect of principal on all previous Payment Dates. The
"Original Class A Certificate Balance" is $          .

     The "Class B-1 Certificate Balance" means the Original Class B-1 Certificate Balance reduced by the sum of all amounts previously distributed to Class B-1 Certificateholders in respect of principal on all previous Payment
Dates. The "Original Class B-1 Certificate Balance" is $          .

     [The "Class A Prepayment Percentage" means, generally, subject to certain conditions set forth in the Pooling and Servicing Agreement, as of any Payment
Date up to and including the Payment Date in             , [100%]; as of any
Payment Date in the [first] year thereafter, the Class A Percentage plus      %
of the Class B Percentage for such Payment Date; as of any Payment Date in the
[second] year thereafter, the Class A Percentage plus      % of the Class B
Percentage for such Payment Date; as of any Payment Date in the [third] year
thereafter, the Class A Percentage plus      % of the Class B Percentage for
such Payment Date; and as of any Payment Date thereafter, the Class A Percentage; provided that, if the Class A Percentage as of any such Payment Date is greater than the initial Class A Percentage, the Class A Prepayment Percentage shall be 100%.]

     [The "Class A Remittance Amount" for a Payment Date will be the aggregate of the full amounts distributable pursuant to clauses (i), (ii), (iii) and (iv) above, whether or not there is sufficient Available Payment Amount to make such distribution on such Payment Date.]

     [The "Class B Remittance Amount" for a Payment Date will be the aggregate of the full amounts distributable pursuant to clauses (v), (vi), (viii) and (ix) above, whether or not the Available Payment Amount is sufficient to make such distribution on such Payment Date.]

     To the extent that on any Payment Date sufficient funds are not available, either from the Collection Account or from the Reserve Account, to fully pay Monthly Principal, there will be a principal shortfall (a "Monthly Principal Shortfall"). On any Payment Date, the "Unpaid Monthly Principal Shortfall" is equal to the aggregate of the previously unpaid Monthly Principal Shortfalls for all previous Payment Dates.

     ["Monthly Principal" for any Payment Date will equal (i) the sum of the Principal Balances of the Mortgage Loans as of the commencement of the Due Period preceding the Due Period in which such Payment Date occurs (or, in the case of the first Payment Date, the initial principal balances of the Mortgage Loans as of the Cut-Off Date (the "Original Principal Pool Balance")), less (ii) the sum of the Principal Balances of the Mortgage Loans as of the commencement of the Due Period in which such Payment Date occurs.]

     "Principal Balance" means, with respect to any Mortgage Loan as of any date, the principal balance as of the Cut-Off Date reduced by that portion of all payments received by the Master Servicer allocable to principal; provided, that for the purpose of determining Monthly Payments, (i) for every Due Period in which a Mortgage Loan is repurchased or purchased by a Seller or the Master Servicer because of a breach of warranty or covenant set forth in the Pooling and Servicing Agreement, a material defect in the loan documentation or an extension of the term of a Mortgage beyond the termination date of the Trust or in which such Mortgage Loan is prepaid in full, and for the Due Period, if any, in which the Master Servicer purchases the Mortgage Loans in connection with an optional termination of the Trust, the Principal Balance of such Mortgage Loan shall be deemed to be zero; (ii) for every Due Period succeeding the final Due Period in which the borrower is required to make any payment thereon, the Principal Balance, if any, of such Mortgage Loan shall be deemed to be zero;
(iii) for every Due Period in which any charge-off of principal is made in respect of any defaulted Mortgage Loan, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such charge-off; (iv) for every Due Period in which a Mortgage Loan becomes a Liquidated

Mortgage Loan, the Principal Balance of such Mortgage Loan shall be deemed to be zero; and (v) for every Due Period in which any portion of principal is reduced in respect of any Mortgage Loan on account of adjustments for credit life or disability insurance which has been terminated by the Master Servicer or the mortgagor, the Principal Balance of such Mortgage Loan shall be reduced by the amount of such reduction.

     In the event that on any Payment Date prior to the Class A Termination Date there is not sufficient Available Payment Amount in the Collection Account to pay the Class A Remittance Amount, the Class B-1 Interest Remittance Amount and any Class B Interest Shortfall, amounts available in the Reserve Account will be withdrawn by the Trustee, deposited into the Collection Account, and applied first to the payment of the Class A Remittance Amount, then to the payment of Class B-1 Interest Remittance Amount and then to the payment of Class B-1 Interest Shortfall, if any. On the Class A Termination Date, all amounts in the Reserve Account [(other than reinvestment income payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount (as reduced to reflect the reduction of the Class A Certificate Balance to zero on such date) shall be distributed to the holders of the Class B-1 Certificates in reduction of the Class B-1 Principal Balance.

     To the extent that on any Payment Date, sufficient funds are not available, either from the Collection Account or from the Reserve Account, to fully pay Monthly Principal, there will be Monthly Principal Shortfall. On any Payment Date, the "Unpaid Monthly Principal Shortfall" is equal to the aggregate of the previously unpaid Monthly Principal Shortfalls for all previous Payment Dates.]

SUBORDINATED CERTIFICATES [AND SHIFTING INTERESTS]

     The right of the Class B-1 Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the right of the Class A Certificateholders, to the extent described below. This subordination and the Reserve Account [is] intended to enhance the likelihood of regular receipt by the Class A Certificateholders of the Class A Remittance Amounts and to protect the Class A Certificateholders against losses.

     [The protection afforded to holders of the Class A Certificates by means of such subordination will be accomplished by the preferential right of such holders to receive out of funds on deposit in the Collection Account and the Reserve Account, prior to any distribution being made on a Payment Date on the Class B-1 Certificates, the Class A Remittance Amount due them on such Payment Date.]

     On each Payment Date, payments to the Class A Certificateholders will be made prior to payments to the Class B-1 Certificateholders. On any Payment Date on which the Class A Percentage is less than 100%, if the Class A Certificateholders receive less than the amount due to them on such date, the interest of the Class A Certificateholders in the Trust Fund will vary so as to preserve the entitlement of the Class A Certificateholders to unpaid principal of the Mortgage Loans and interest thereon. [If a Principal Prepayment, Curtailment or certain other unscheduled amounts of principal are received on a Mortgage Loan, the Class A Certificateholders will be paid an amount equal to the Class A Prepayment Percentage (defined herein) of the amount received. This will have the effect of accelerating receipt of principal by the Class A Certificateholders, thus reducing their proportionate interest in the Trust Fund and increasing the relative interest in the Trust Fund evidenced by the Class B Certificates. Increasing the interest of the Class B Certificates relative to that of the Class A Certificates is intended to preserve the availability of the subordination provided by the Class B Certificates.]

     [Although the Class B-1 Certificates are subordinated to the Class A Certificates, amounts in the Reserve Account, if any, available after payment of the Class A Remittance Amount on any Payment Date prior to the Class A Termination Date will be available on each Payment Date to pay Class B Interest Remittance Amount and any Class B-1 Interest Shortfall. On the Class A Termination Date, any amounts in the Reserve Account [(other than reinvestment income payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount (as reduced to reflect the reduction of the Class A Certificate Balance to zero on such date) will be distributed to the Class B-1 Certificateholders in reduction of the Class B-1 Certificate Balance. This will have the effect of accelerating the amortization of the Class B-1 Certificates.]

[DESCRIBE ANY APPLICABLE LIMITS ON SUBORDINATION.]

[RESERVE ACCOUNT]

     [An account or accounts will be maintained by the Trust (the "Reserve Account"), which account shall be an Eligible Account and part of the Trust. The Reserve Account shall be initially maintained at CoreStates Bank, N.A. in its trust department. Amounts on deposit in the Reserve Account will be available on each Payment Date on or prior to the Class A Termination Date to pay the Class A Remittance Amount, Class B-1 Interest Remittance Amount and any Class B-1 Interest Shortfall to the extent that the Available Payment Amount on any such Payment Date is insufficient therefor. An initial deposit of $
[(          % of the Original Pool Principal Balance)] will be made by the
Sellers into the Reserve Account and thereafter, on each Payment Date, the Available Payment Amount will be deposited in the Reserve Account as set forth above under "Distributions to Certificateholders" until the amount in the Reserve Account equals the Reserve Account Required Amount in effect on such Payment Date. The Reserve Account Required Amount will initially be equal to
$          [(     % of the Original Pool Principal Balance)] and will remain at
such amount for each Payment Date until the Payment Date in        (such date
and each successive           Payment Date being referred to herein as an
"Anniversary Date"). On each Anniversary Date, commencing with the Anniversary
Date in          , the Reserve Account Required Amount will be reduced to equal
the greater of (i)      % of the Pool Principal Balance as of such Anniversary
Date, or (ii) the Anniversary Date Alternative Amount, but in no event will the Reserve Account Required Amount on any Anniversary Date be reduced below
$          [(     % of the Original Pool Principal Balance).] The "Anniversary
Date Alternative Amount" for each Anniversary Date will equal the difference
between (i)      % of the Pool Principal Balance as of such Anniversary Date, and (ii) the difference between (a) the Pool Principal Balance as of such Anniversary Date, and (b) the Class A Certificate Balance as of such Anniversary Date (after giving effect to all distributions made on such Anniversary Date). Notwithstanding the foregoing, no reduction shall be made in the Reserve Account Required Amount on an Anniversary Date if on such Anniversary Date (i) the
[Three Month 30-Day] Delinquency Average is greater than      % (ii) the [Three
Month 60-Day] Delinquency Average is greater than      %, or (iii), the Net
Losses (expressed as a percentage of the Original Pool Principal Balance from
the Cut-Off Date to the applicable Anniversary Date equal or exceed      % for
the Anniversary Date in           ,      % for the Anniversary Date in
          or      % for the Anniversary Date in          and for each
thereafter. Notwithstanding the foregoing, as of the Class A Termination Date
the Reserve Account Required Amount will be reduced to      % of the Pool
Principal Balance as of such date and shall be reduced on each successive
Anniversary Date to equal      % of the Pool Balance as of each such Anniversary
Date.]

     ["Net Losses" as of any date are equal to the sum of (i) the Principal Balances of all Mortgage Loans which have become Liquidated Mortgage Loans since the Cut-Off Date (which Principal Balances are measured as of the date the related Mortgage Loan became a Defaulted Mortgage Loan), less Net Liquidation Proceeds with respect to such Liquidated Mortgage Loans (provided that such total shall not be below zero), and (ii) (without duplication) all partial charge-offs incurred on all Mortgage Loans since the Cut-Off Date.]

     [The "Three-Month 30-Day Delinquency Average" on any Anniversary Date is equal to the average of the 30-Day Delinquency Percentages for the three Due Periods ending immediately prior to such Anniversary Date. The "30-Day Delinquency Percentage," for any Due Period, is equal to (i) the sum of (a) the Principal Balances of all Mortgage Loans which were 30 or more days past due as of the last day of such Due Period, plus (b) the Principal Balance of each Mortgage Loan secured by a Mortgaged Property that has become an REO Property (which Principal Balance is measured as of the date on which such Mortgaged Property became an REO Property) less any partial charge-offs taken as of the end of such Due Period, divided by (ii) the Pool Principal Balance as of the first day of such Due Period, expressed as a percentage.]

     [The "Three Month 60-Day Delinquency Average" on any Anniversary Date is equal to the average of the 60-Day Delinquency Percentages for the three Due Periods ending immediately prior to such Anniversary Date. The "60-Day Delinquency Percentage," for any Due Period, is equal to (i) the sum of (a) the Principal Balances of all Mortgage Loans which were 60 or more days past due as of the last day of such Due Period, plus (b) the Principal Balance of each Mortgage Loan secured by a Mortgaged Property that has become an REO Property (which Principal Balance is measured as of the date on which such Mortgaged Property became an REO Property) less any partial charge-offs taken as of the end of such Due Period, divided by (ii) the Pool Principal Balance as of the first day of such Due Period expressed as a percentage.]

     [Amounts on deposit in the Reserve Account will be invested in Eligible Investments (as defined in the Pooling and Servicing Agreement), which may include securities or obligations of the Sellers or their affiliates if they would otherwise qualify as Eligible Investments. All such Eligible Investments are required to mature no later than the Business Day prior to each Payment Date except that a portion of the amounts on deposit in the Reserve Account may be invested in Eligible Investments with longer maturities to the extent allowed by the Rating Agencies. Interest earned on amounts in the Reserve Account and amounts in the Reserve Account on any Payment Date (after giving effect to all distributions made on such Payment Date) in excess of the Reserve Account Required Amount in effect on such Payment Date (and in the case of the Payment Date which is the Class A Termination Date, in excess of the amount distributable to the Class B-1 Certificateholders from the Reserve Account on such date) will be distributed to the [Class B-2 Certificateholders]. On the Class A Termination Date, any amounts in the Reserve Account [(other than reinvestment earnings payable to the Class B-2 Certificateholders)] in excess of the Reserve Account Required Amount (as reduced to reflect the reduction of the Class A Certificate Principal Balance to zero on such date) will be distributed to the Class B-1 Certificateholders in reduction of the Class B-1 Certificate Balance.]

[CAPITALIZED INTEREST ACCOUNT

     On the Closing Date an aggregate cash amount equal to $          will be
deposited in the Capitalized Interest Account, which account shall be an Eligible Account and part of the Trust, but such account shall not be part of the REMIC. The Capitalized Interest Account will be initially maintained at CoreStates Bank, N.A. in its trust department. The Capitalized Interest Account will be applied by the Trustee to cover shortfalls in interest on the Class [A] Certificates. Any amounts remaining in the Capitalized Interest Account on the Payment Date and not used for such purpose are required to be paid directly to the Class B-2 Certificateholders on such Distribution Date.

     Amounts on deposit in the Capitalized Interest Account will be invested in Eligible Investments as defined in the Pooling and Servicing Agreement. All such Eligible Investments are required to mature no later than the Business Day prior to each Payment Date. All interest and any other investment earnings on amounts on deposit in the Capitalized Interest Account will be distributed to the Class B-2 Certificateholders on each Payment Date.

  [INSERT DESCRIPTION OF ANY OTHER APPLICABLE ACCOUNTS.]]

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the Certificates based upon the assumption that the Certificates will be issued in 199 .

               Cut-off Date.  The Original Pool Principal Balance will be the aggregate principal balances of the Mortgage Loans on the Cut-off Date after application of all payments received prior to the Cut-off Date.

               Due Period.  The Master Servicer and any subservicers remit for deposit into the Principal and Interest Account all amounts received on account of the Mortgage Loans (other than interest accrued prior to the Cut-off Date).

               Determination Date.  The Trustee determines, based on information provided by the Master Servicer, the amount of principal and interest that will be distributed to Certificateholders on
                               , 199 .

               The Master Servicer transfers funds in the Principal and Interest
                   Account to the Collection Account [including any Advances].

               First Record Date.  Distributions on             , 199 will be
                   made to Certificateholders of record at the close of business
                   on             , 199 .

               Payment Date.  The Trustee or its designee will distribute to
                   Certificateholders the amounts required to be distributed pursuant to the Pooling and Servicing Agreement.

[ADVANCES [FROM THE PRINCIPAL AND INTEREST ACCOUNT]]

     [Not later than the close of business on the business day prior to each Payment Date, the Master Servicer shall [pay from its own funds] [withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution] and remit to the Trustee for deposit in the Collection Account an amount (the "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee accrued during the related Due Period, but uncollected as of the close of business on the last day of the related Due Period. The Master Servicer generally shall not [be required to make such Advance from its own funds or be] liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the
Master Servicer is entitled to a fee of    % per annum of the principal balance
of each Mortgage Loan (the "Servicing Fee") calculated and payable monthly from the interest portion of monthly payments on the Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the Mortgage Loans. In addition to the Servicing Fee, the Master Servicer is entitled under the Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Collection Account, and interest paid on funds on deposit in the Principal and Interest Account, earnings paid on Permitted Instruments (other than earnings on amounts invested from the [Spread] Account) and similar items.

TERMINATION; PURCHASE OF MORTGAGE LOANS

     The Pooling and Servicing Agreement will terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Advances of such payment or collection by the Master Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the Trustee or (b) mutual consent of the Master Servicer and all Certificateholders in writing; provided, however, that in no event will the Trust established by the Pooling and Servicing Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Pooling and Servicing Agreement, alive as of the date of the Pooling and Servicing Agreement.

     Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the Master Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the Pool
Principal Balance is less than    % of the Original Pool Principal Balance by
purchasing, on the next succeeding Payment Date [(but in no event before the
Payment Date occurring in             ], all of the outstanding Mortgage Loans
and REO Properties then remaining in the Trust Fund at a price equal to (i) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties and 30 days' accrued interest thereon at a rate equal to the weighted average Mortgage Interest Rate, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto (the "Termination Price"). In connection with such purchase, the Master Servicer is required to pay any unpaid fees and expenses of the Trustee.

AMENDMENT

     The Pooling and Servicing Agreement may be amended from time to time by the Master Servicer and the Trustee by written agreement, without notice to, or consent of, the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement, provided that such action does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of such party.

     The Pooling and Servicing Agreement also may be amended from time to time by the Sellers, the Master Servicer and the Trustee, the Majority in Aggregate Voting Interest [holders of Certificates evidencing not less than 51% of the aggregate Class A and Class B Principal Balances] for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment is permitted unless the Trustee receives an opinion of counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund as a REMIC or cause any tax to be imposed on the REMIC, and provided further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of each such Certificate or reduce the percentage for each Class the holders of which are required to consent to any such amendment without the consent of the holders of 100% of each Class of Certificates affected thereby.

     Notwithstanding any contrary provision of the Pooling and Servicing Agreement, the Trustee is not permitted to consent to any amendment to the Pooling and Servicing Agreement unless it has first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Representative, any Depositor, or the Trustee in accordance with such amendment will not result in the imposition of a tax on the [Trust Fund] or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                                  THE TRUSTEE

                                         , a
            organized under the laws of                                     with
its principal place of business in the State of             will be named
Trustee pursuant to the Pooling and Servicing Agreement.

     Pursuant to the Pooling and Servicing Agreement, the Trustee is required at all times to be a banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, whose long-term deposits, if any, are rated at least
"          " by S&P and           by Moody's, or such lower rating as may be
approved in writing by Moody's and S&P, subject to supervision or examination by federal or state authority. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Trustee shall give notice of such ineligibility to the Master Servicer and shall resign, upon the request of the [Majority in Aggregate Voting Interest], in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Master Servicer and to all Certificateholders in the manner set forth in the Pooling and Servicing Agreement. Upon receiving notice of resignation, the Master Servicer is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. The Master Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Certificateholders. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Majority in Aggregate Voting Interest may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such person or persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates,
            , counsel to the Seller, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, [the Trust Fund [, exclusive of the Capitalized Interest Account,]] [REMIC I and REMIC II] (as defined in the Pooling and Servicing Agreement) will [each] qualify as a REMIC under the Code.

     For federal income tax purposes, [(a) the Class R-I Certificates will constitute the sole class of "residual interests" in REMIC I, (b) each class of Offered Certificates will represent ownership of "regular interests" in REMIC II and will generally be treated as representing ownership of debt instruments of REMIC II and (c) the Class B-2 Certificates will constitute the sole class of "Residual Certificates" in REMIC II.] See "Certain Federal Income Tax Consequences -- REMICs" in the Prospectus.

     For federal income tax reporting purposes, the
            Certificates will not, the                         Certificates may,
and the                         Certificates will, be treated as having been
issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to % SPA. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences -- REMICs -- Taxation of Owners of REMIC Regular Certificates -- Original Issue Discount" in the Prospectus.

     [The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the [Offered] [Adjustable Rate] Certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address certain issues relevant to, or are not applicable to, securities such as the [Offered Certificates] [Adjustable Rate Certificates]. In addition, because of the uncertainties concerning the application of Section 1272(a)(6) of the Code to debt instruments having an adjustable rate of interest and because the rules of the OID Regulations relating to such debt instruments are limited in their application in ways that could preclude their application to the [Offered] [Adjustable Rate] Certificates even in the absence of Section 1272(a)(6) of the Code, the IRS could assert [that the Class Certificates should be treated as having been issued with original issue discount, or] that the Adjustable Rate Certificates should be governed by the rules applicable to debt instruments having contingent payments or by some other method not yet set forth in regulations. Prospective purchasers of the Adjustable Rate Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

     In the absence of other authority, the Master Servicer intends, for Adjustable Rate Certificates determined to have been issued with original issue discount in excess of a de minimis amount, to report all income with respect to such Certificates as original issue discount for each period, computing such original issue discount (i) by assuming that the value of the applicable index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on, each class of such Certificates, thereby treating such Certificates as fixed rate instruments to which the original issue discount rules described in the Prospectus can be applied, and
(ii) by accounting for any positive or negative variation in the applicable index in any period from its assumed value as a current adjustment to original issue discount with respect to such period.]

     [If the rules of the OID Regulations that determine the amount and accrual of original issue discount were applied literally to the [Class Certificates] (even though such rules are by their terms generally inapplicable to REMIC Regular Certificates such as the [Class Certificates)], it appears that such rules would (i) require that the stated fixed interest rate initially payable on the Class Certificates be replaced by a hypothetical adjustable rate that would not cause the fair market value of the Class Certificates to be affected, (ii) determine the amount and accrual of original issue discount by assuming that the Class Certificates bore interest at successive fixed rates equal to the closing date values of the hypothetical and the actual adjustable rates, and (iii) make such periodic adjustments to interest income and original issue discount as are necessary to account for the actual interest paid on such Certificates, including differences between the stated fixed interest rate and the rate assumed to have been paid during the fixed rate period. This treatment could cause a holder of a Class Certificate to recognize income more rapidly than would occur under the Master Servicer's method of reporting interest and original issue discount, and such a holder should consult a tax advisor with regard to the appropriate method to recognize interest and original discount with respect to the Class Certificates.]

     [If the rules of the OID Regulations that determine the amount and accrual of original issue discount were applied literally to the [Class Certificates] (even though such rules are by their terms generally inapplicable to REMIC Regular Certificates such as the [Class Certificates]), it appears that such rules would (i) treat all stated interest as "qualified stated interest" (as defined in the Prospectus) and (ii) determine the accrual of original issue discount based on the assumption that the interest rate on such Certificates is a fixed rate that reflects the yield to maturity that is "reasonably expected" for such Certificates. This treatment could cause a holder of a Class Certificate to recognize income more rapidly than would occur under the Master Servicer's method of reporting interest and original issue discount, and such a holder should consult a tax advisor with regard to the appropriate method to recognize interest and original discount with respect to the Class Certificates.]

     [If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Class Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Class Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.]

     The OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs in certain respects from that used by the issuer. Accordingly, it is possible for the holder of a Certificate to recognize original issue discount in amounts different from those to be reported by the Master Servicer to Certificateholders and the IRS.

     Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax
Consequences -- REMICs -- Taxation of Owners of REMIC Regular Certificates" and "-- Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. See "Certain Federal Income Tax Consequences -- REMICs Characterization of Investments in REMIC Certificates" in the Prospectus.

     For further information regarding federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code (a "Plan"), or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or section 4975 of the Code. [THE U.S. DEPARTMENT OF LABOR HAS ISSUED AN EXEMPTION, AS DESCRIBED UNDER "ERISA CONSIDERATIONS -- PROHIBITED TRANSACTION EXEMPTIONS" IN THE PROSPECTUS, TO [AN AFFILIATE OF] [NAME OF UNDERWRITER].] However it is not clear whether the exemptive relief afforded by the Exemption will apply to the purchase, sale or holding of [NAME(S)] or Residual Certificates. The purchase or holding of the [Senior] Certificates (other than the [NAME(S)] Certificates and Residual Certificates) by, on behalf of or with "plan assets" of a Plan may qualify for exemptive relief under the Exemption. Moreover, the Exemption contains a number of conditions, as described under "ERISA
Considerations -- Prohibited Transaction Exemptions" in the Prospectus, including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(i) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, amended. In addition, because it is not clear that the [NAME(S)] or Residual Certificates will qualify for exemptive relief under the Exemption or PTCE 83-1, as described under "ERISA Considerations -- Prohibited Transaction Exemptions" in the Prospectus, purchases of such Certificates by, on behalf of or with "plan assets" of any Plan are not to be registered unless the transferee provides an opinion of counsel satisfactory to the Master Servicer and the Trustee that the purchase of any such Certificate by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or section 4975 of the Code and will not subject the Sellers, the Master Servicer, or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, provided that such opinion will not be required with respect to transfers of the [NAME(S)] Certificates under the circumstances set forth in the Pooling and Servicing Agreement. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

     [Although] upon their initial issuance the Class A Certificates will be
rated [           by Moody's and "          " by S&P and Fitch], the Class A
Certificates [will not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages]. [The Class B-1 Certificates will not constitute "mortgage related securities" under SMMEA.] Investors should consult their own legal advisers in determining whether and to what extent any Class of Certificates constitute legal investments for such investors.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Class A Certificates and Class B-1 Certificates will be received, directly or indirectly, by the Sellers and shall be used for general corporate purposes.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Sellers and the Underwriters named below, the Sellers have agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase from the Sellers, the respective principal amounts of Certificates set forth opposite their names below.

                                                         CLASS A       CLASS A-2      CLASS A-3      CLASS B-1
                    UNDERWRITERS                       CERTIFICATES   CERTIFICATES   CERTIFICATES   CERTIFICATES
- -----------------------------------------------------  ------------   ------------   ------------   ------------
                                                         $              $              $              $
                                                         --------       --------       --------       --------
Totals...............................................    $              $              $              $
                                                         ========       ========       ========       ========

     Under the terms of the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class A and Class B-1 Certificates offered hereby if any of such Certificates are purchased.

     The Underwriters have advised the Sellers that they propose to offer the Class A and Class B-1 Certificates from time to time for sale in negotiated transactions or otherwise, at prices determined at the time of sale. The Underwriters may effect such transactions by selling Class A and Class B-1 Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriters and any purchasers of Class A and Class B-1 Certificates for whom they act as agents. The Underwriters and any dealers that participate with the Underwriters in the distribution of the Class A and Class B-1 Certificates may be deemed to be underwriters, and any discounts or commissions received by them and any profit on the resale of Class A and Class B-1 Certificates by them may be deemed to be underwriting discounts or commissions under the Securities Act of 1933, as amended.

     The Underwriting Agreement provides that the Sellers will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

     In the ordinary course of their respective businesses, the Underwriters and/or their respective affiliates have engaged, and may in the future engage, in investment banking and/or commercial banking transactions with the Sellers and their affiliates.

                                    RATINGS

     The Class A Certificates will be rated at their initial issuance ["     "
by Moody's, "     " by D&P and "     " by S&P and Fitch]. The Class B-1
Certificates will be rated at their initial issuance ["     " by Moody's and
"   " by S&P and Fitch].

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates or Class B-1 Certificates upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                 LEGAL MATTERS

     In addition to the legal opinions referred to in the Prospectus, certain legal matters relating to the Certificates will be passed upon for the Sellers
by                         ; and for the Underwriters by
            . Certain federal income tax matters will be passed upon for the
Sellers by                         .

- ------------------------------------------------------
- ------------------------------------------------------
    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER SELLER OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                            ------------------------

                               TABLE OF CONTENTS
                            ------------------------

                                             PAGE
                                            ------
          PROSPECTUS SUPPLEMENT
Summary of Terms..........................
Risk Factors..............................
Description of The Mortgage Pool..........
Certain Yield and Prepayment
  Considerations..........................
The Sellers and the Master Servicer --
  Origination, Foreclosure and Delinquency
  Experience..............................
Description of the Certificates...........
The Trustee...............................
The Certificate Insurance Policy and the
  Insurer.................................
[Certain Federal Income Tax
  Consequences]...........................
[Certain State Tax Consequences]..........
[ERISA Considerations]....................
Legal Investment..........................
Use of Proceeds...........................
Underwriting..............................
[Experts].................................
Ratings...................................
Legal Matters.............................
                PROSPECTUS
Available Information.....................
Reports to Holder.........................
Summary of Prospectus.....................
Risk Factors..............................
Description of the Mortgage Pools.........
Certain Yield and Prepayment
  Considerations..........................
The Trusts................................
The Sellers...............................
The Sellers' Home Equity Loan Program.....
Description of the Certificates...........
Certain Legal Aspects of the Mortgage
  Loans...................................
Certain Federal Income Tax Consequences...
ERISA Considerations......................
Legal Investment..........................
Use of Proceeds...........................
Plan of Distribution......................
Ratings...................................
Legal Matters.............................

                            ------------------------

    UNTIL          , 199 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
- ------------------------------------------------------
- ------------------------------------------------------

- ------------------------------------------------------
- ------------------------------------------------------
                          CORESTATES HOME EQUITY LOAN
                                  TRUST 199 -

                             CORESTATES HOME EQUITY
                               LOAN CERTIFICATES,
                                  SERIES 199 -

                                       $
                            CLASS A-1 CERTIFICATES,
                                % PASS-THROUGH RATE

                             CLASS A-2 CERTIFICATES
                                % PASS-THROUGH RATE

                                       $
                             CLASS A-3 CERTIFICATES
                                % PASS-THROUGH RATE

                                       $
                             CLASS B-1 CERTIFICATES
                                % PASS-THROUGH RATE

                              CORESTATES BANK, N.A
                                MASTER SERVICER

                            ------------------------

                             PROSPECTUS SUPPLEMENT
                            ------------------------
                                           , 199
- ------------------------------------------------------
- ------------------------------------------------------

     The information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 26, 1996

PROSPECTUS SUPPLEMENT                         VERSION 2 - REMIC - INSURED PAC/IO
TO PROSPECTUS DATED

                             $
                    CORESTATES HOME EQUITY LOAN TRUST 199  -

              CORESTATES HOME EQUITY LOAN CERTIFICATES, SERIES 199

        $                CLASS A CERTIFICATES,       % PASS-THROUGH RATE
                          [CLASS PI CERTIFICATES (1)]
                             CORESTATES BANK, N.A.
                                MASTER SERVICER

      The CoreStates Home Equity Loan Certificates, Series 199 (the "Certificates"), will consist of [three] classes of Certificates designated as the Class A Certificates[, Class PI Certificates] and Class R Certificates. Only the Class A Certificates (the "Class A Certificates") [and Class PI Certificates (the "Class PI Certificates," and with the Class A Certificates, the "Offered Certificates"] are offered hereby. The Certificates represent fractional undivided interests in a trust fund to be designated as CoreStates Home Equity Loan Trust 199 (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of fixed-rate mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or second lien on one- to four-family dwellings (each, a "Mortgaged Property") to be deposited into the Trust Fund by CoreStates Bank, N.A. and New Jersey National Bank (the "Sellers") and [originated]
[acquired] by [                  ]

[(1) The Class PI Certificates do not have a stated principal amount but are entitled to receive interest only on the Notional Principal Amount (defined
     herein) thereof, originally $          , at the rate of % per annum.]

                                                   (continues on following page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
           OFFENSE.

PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET
FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE [   ] IN THIS
           PROSPECTUS SUPPLEMENT AND COMMENCING ON PAGE
                       [   ] IN THE PROSPECTUS.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                 FINAL
                                               SCHEDULED        PRICE TO      UNDERWRITING    PROCEEDS TO
                                              PAYMENT DATE       PUBLIC         DISCOUNT       SELLERS(1)
- ------------------------------------------------------------------------------------------------------------
Per Class A Certificate.....................                       %               %               %
- ------------------------------------------------------------------------------------------------------------
[Per Class PI Certificate (2)]..............
- ------------------------------------------------------------------------------------------------------------
Total.......................................
- ------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

(1)  Before deducting expenses, estimated to be $          .

[(2) The Price to Public of the Class PI Certificates is expressed as a percentage of the Notional Principal Amount of the Class PI Certificates,
     initially $          , and the Underwriting Discount of the Class PI
     Certificates is expressed as a percentage of the related Price to Public.]

     The Class A Certificates [and the Class PI Certificates] are offered by the Underwriters subject to prior sale, when, as and if issued and accepted by the Underwriters and subject to the Underwriters' right to reject orders in whole or in part and to approval of certain legal matters by counsel. It is expected that [the Class PI Certificates will be delivered at the offices of
                         ,             , New York, New York and that] the Class
A Certificates will be delivered in book-entry form through the facilities of The Depository Trust Company ("DTC") against payment therefor in immediately
available funds, in each case on or about           , 199 .
            , 199

(continuation of cover page)

for the benefit of the holders of the Certificates (the "Certificateholders"),
(ii) all monies received on the Mortgage Loans on and after the Cut-off Date (as defined herein) (other than amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date),
(iii) the Certificate Insurance Policy described herein, and (iv) certain other property. The Mortgage Loans will be serviced by CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer"). The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") to be entered into among the Master Servicer, the Sellers and
                        , as trustee (the "Trustee").

     Distributions on the Certificates will be made, to the extent of funds available therefor, on the day of each month, or, if such day is not a business
day, then on the next business day, commencing on          , 199 (each, a
"Payment Date").

     On or before the issuance of the Certificates, the Master Servicer will
obtain from                         (the "Insurer") a certificate guaranty
surety bond in favor of the Trustee relating to the Class A Certificates [and the Class PI Certificates] (the "Certificate Insurance Policy"). The Certificate Insurance Policy will provide for [100%] coverage of the Class A Remittance Amount [and the Class PI Remittance Amount] ([each] as defined herein) due on the Class A Certificates [and the Class PI Certificates, respectively,] on each Payment Date.

     [THE CLASS PI CERTIFICATES ARE INTEREST-ONLY CERTIFICATES WHICH WILL NOT BE ENTITLED TO ANY DISTRIBUTIONS OF PRINCIPAL, BUT WHICH WILL BE ENTITLED TO RECEIVE INTEREST BASED ON THE NOTIONAL PRINCIPAL AMOUNT OF THE CLASS PI CERTIFICATES, AS DESCRIBED HEREIN. THE YIELD TO MATURITY OF THE CLASS PI CERTIFICATES WILL BE SENSITIVE TO THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS, WHICH MAY FLUCTUATE SIGNIFICANTLY FROM TIME TO TIME. INVESTORS IN THE CLASS PI CERTIFICATES SHOULD FULLY CONSIDER THE ASSOCIATED RISKS, INCLUDING THE RISK THAT A RAPID RATE OF PRINCIPAL PREPAYMENTS COULD RESULT IN THE FAILURE OF SUCH INVESTORS TO RECOUP THEIR INITIAL INVESTMENTS. SEE "CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS" HEREIN.]

     There is currently no secondary market for the Class A Certificates [and the Class PI Certificates]. The Underwriters intend to make a secondary market in the Class A Certificates [and the Class PI Certificates], but are not obligated to do so. There can be no assurance that a secondary market for the Class A Certificates [or the Class PI Certificates] will develop or, if one does develop, that it will continue. None of the Class A Certificates will be listed on any securities exchange.

     It is a condition to the issuance of the Class A Certificates [and the
Class PI Certificates] that they [each] be rated ["    " by Moody's Investors
Service, Inc., "    " by Duff & Phelps Credit Rating Co. ("D&P") and "    " by
Standard & Poor's Corporation and Fitch Investors Service, Inc.]

     [The Class A Certificates initially will be represented by certificates registered in the name of Cede & Co., the nominee of DTC. The interests of owners of the Class A Certificates will be represented by book-entries on the records of DTC and participating members thereof. See "Description of the Certificates -- Registration of the [Class A] [Offered] Certificates" herein.]

     As described herein [an election] [two separate elections] will be made to treat the Trust Fund[, exclusive of the Spread Account,] as [a] "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes. The Class A Certificates will constitute "regular interests" in a REMIC. For a description of certain tax consequences of owning the Class A Certificates, including, without limitation, original issue discount, see "Federal Income Tax Consequences" herein.

     PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE CLASS A CERTIFICATES [AND THE CLASS PI CERTIFICATES]. [NONE OF THE CLASS PI CERTIFICATES AND] THE CLASS A CERTIFICATES [DO NOT] REPRESENT AN INTEREST IN OR OBLIGATION OF THE MASTER SERVICER, EITHER SELLER OR ANY OF THEIR AFFILIATES. THE CERTIFICATES ARE NOT SAVINGS ACCOUNTS OR DEPOSITS AND NONE OF THE CLASS A CERTIFICATES [, THE CLASS PI CERTIFICATES] OR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE MASTER SERVICER, EITHER SELLER OR ANY OF THEIR AFFILIATES.

     IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICES OF THE CLASS A CERTIFICATES [AND THE CLASS PI CERTIFICATES] AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

     This Prospectus Supplement does not contain complete information about the offering of the Class A Certificates [and the Class PI Certificates]. Additional
information is contained in the Prospectus dated          , 199 of which this
Prospectus Supplement is a part and which accompanies this Prospectus Supplement. Purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Class A Certificates and the Class PI Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                                SUMMARY OF TERMS

     The following Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Prospectus.

Issuer.....................  CoreStates Home Equity Loan Trust 199 .

Securities Offered.........  $          aggregate principal amount of %
                             CoreStates Home Equity Loan Certificates, Series
                             199 , Class A (the "Class A Certificates").

                             [CoreStates Home Equity Loan Asset Backed
                             Certificates, Series 199 , Class PI (the "Class PI Certificates" and, together with the Class A Certificates, the "Offered Certificates") having an
                             original Notional Principal Amount of $          .
                             The Class PI Certificates are interest-only
                             Certificates and are entitled to receive interest on the Notional Principal Amount thereof at the
                             rate of   % per annum. The Final Scheduled Payment
                             Date for the Class PI Certificates is           .
                             The Class PI Certificates will not be entitled to any distributions after that date.]

Sellers....................  CoreStates Bank, N.A., a national banking association and New Jersey National Bank, a national banking association (each, a "Seller" and collectively, the "Sellers"), will sell and assign the Mortgage Loans to the Trust. Each Mortgage Loan will be serviced by the Master Servicer.

Master Servicer............  CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer") herein.

Trustee....................            , a             organized under the laws
                             of             and having its principal place of
                             business in the State of             (the
                             "Trustee"). See "The Trustee" herein.

Cut-off Date...............            , 199  (the "Cut-off Date").

Closing Date...............  The date on which the Certificates are initially issued (the "Closing Date").

Payment Date...............  The      calendar day of each month or, if such day
                             is not a business day, the first business day
                             following such      calendar day, commencing on
                                       , 199  (each, a "Payment Date").

Determination Date.........  The      business day of the month in which the
                             related Payment Date occurs (each, a "Determination
                             Date").

Record Date................  The calendar day immediately preceding each Payment
                             Date (or, if Definitive Certificates are issued,
                             the      calendar day of the month in which each
                             such Payment Date occurs) (each, a "Record Date").

Description of the
Certificates; The Mortgage
  Pool.....................  The CoreStates Home Equity Loan Certificates,
                             Series 199 (the "Certificates"), represent
                             interests in a trust fund to be designated as CoreStates Home Equity Loan Trust 199 (the "Trust" or the "Trust Fund"), consisting primarily of (i) a pool (the "Mortgage Pool") of fixed-rate mortgage
                             loans [originated] [acquired] by [          ] and
                             evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or more junior lien on one- to four-family dwellings, units in condominium developments and units in planned unit developments (each, a
                             "Mortgaged Property"), with an aggregate principal
                             balance of $          as of the Cut-off Date, after
                             giving effect to payments received prior to the Cut-off Date (the "Original Pool Principal Balance"), (ii) all monies received with respect to the Mortgage Loans on and after the Cut-off Date (other than amounts received on and after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date), (iii) an irrevocable certificates guaranty surety bond (the "Certificate Insurance Policy") to be issued on or
                             before the Closing Date by           (the
                             "Insurer") in favor of the Trustee for the benefit of the Class A Certificateholders and (iv) certain other property. The Certificates will be issued pursuant to a Pooling and Servicing Agreement to be dated as of the Cut-off Date among the Master Servicer, the Sellers and the Trustee (the "Pooling and Servicing Agreement"). See "Description of the Certificates -- General" herein.

                             The Certificates will consist of [three] classes of Certificates (each, a "Class"), designated as the Class A Certificates [, Class PI Certificates] and the Class R Certificates (the "Class R Certificates"). Distributions on the Class R Certificates will be subordinate to distributions on the Class A Certificates [and the Class PI Certificates] to the extent described herein. Only the Class A Certificates [and the Class PI Certificates (together the "Offered Certificates")] are offered hereby. See "Description of the Certificates -- General" herein.

                             Unless otherwise specified herein, references herein to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans in the Mortgage Pool as of the Cut-off Date, and giving effect to principal payments received prior to the Cut-off Date.

                             The Mortgage Pool will consist of fixed-rate, closed-end, simple interest home equity loans with
                             original terms to scheduled maturity of   to
                             months. All of the Mortgage Loans in the Mortgage Pool will be payable in substantially equal monthly installments and will be fully-amortizing. The Mortgage Loans in the Mortgage Pool will be primarily secured by first or second mortgages on one- to four-family residential properties, condominiums or townhouses but a portion of the Mortgage Loans in the Mortgage Pool will be secured by more junior mortgages on such Mortgaged Properties. All of the Mortgage Loans in the Mortgage Pool were or will be originated or acquired by the Sellers in accordance with the Sellers' underwriting standards as described herein under "the Sellers' Home Equity Loan
                             Program -- Underwriting Procedures" in the
                             Prospectus. The Mortgage Loans will be selected from home equity loans in the portfolio of such loans owned by the Sellers (the "Portfolio") based on the criteria specified in the Pooling and Servicing Agreement and described herein. See "The Mortgage Pool".

                             The Mortgage Loans consist of      loans secured by
                             Mortgaged Properties which are primarily located in
                             [           and           ]. As of the Cut-Off
                             Date, the unpaid principal balance of the Mortgage
                             Loans averaged $          , interest rates (the
                             "Mortgage Interest Rates") borne by the Mortgage
                             Loans ranged from   % to   % per annum, the
                             weighted average Mortgage Interest Rate of the
                             Mortgage Loans was   % per annum, the weighted
                             average original term to scheduled
                             maturity of the Mortgage Loans was           months
                             and the weighted average remaining term to
                             scheduled maturity of the Mortgage Loans was
                             months. As of the Cut-Off Date, the maximum
                             principal balance of any of the Mortgage Loans was
                             $          and the minimum principal balance was
                             $          . All of the Mortgage Loans were
                             originated on or after           . The original
                             term to scheduled maturity of the Mortgage Loans
                             ranged from   months to   months. The remaining
                             term to scheduled maturity as of the Cut-Off Date
                             of the Mortgage Loans ranged from   months to
                             months. No Mortgage Loan had a scheduled maturity
                             later than           .

                             As of the dates of origination of the Sample Pool Loans (as such Sample Pool is described herein under "The Mortgage Loan Pool -- General), the weighted average Combined Loan-to-Value Ratio of
                             the Sample Pool Loans was approximately   %, and
                             the weighted average Home Equity Loan Ratio of the
                             Sample Pool Loans was approximately   %.
                             Approximately   % by principal balance of the
                             Sample Pool Loans had a Combined Loan-to-Value Ratio which was determined on the basis of a Seller-approved, independent third-party, fee-based appraisal completed on forms approved by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). As of the dates of origination of the Sample Pool Mortgage Loans, the weighted average ratio of the principal balances of the Sample Pool Loans where the Sellers had a junior lien to the outstanding principal balances (or maximum available credit limits, as the case may be) of the related senior mortgage loans was approximately
                               %. See "Description of the Mortgage
                             Pools -- General" in the Prospectus.

                             Approximately   % by principal balance of the
                             Sample Pool Loans was secured by first mortgages,
                             approximately   % by principal balance by second
                             mortgages and approximately   % by principal
                             balance by third mortgages. Of the Mortgage Loans that are not Cross-Collateralized Loans (as defined under "The Sellers' Home Equity Loan Program -- Underwriting Procedures" in the Prospectus),
                             approximately   % by principal balance of the
                             Sample Pool Loans were secured by mortgages on
                             single-family dwellings, approximately   % by
                             principal balance of such loans by mortgages on
                             two- to four-family dwellings, approximately   % by
                             principal balance of such loans by mortgages on
                             condominiums or townhouses and approximately   % by
                             principal balance of such loans were
                             Cross-Collateralized Loans. Approximately   % by
                             principal balance of the Sample Pool Loans was secured by mortgages on properties which the borrower represented to be their primary residences. See "The Mortgage Loan Pool -- General" herein.

Denominations..............  The Class A Certificates [and the Class PI
                             Certificates] will be issued in minimum
                             denominations of $          and integral multiples
                             thereof[; provided, however, that one Class A Certificate [and one Class PI Certificate] is issuable in a denomination equal to an amount such that the aggregate denomination of all Class A Certificates is equal to the Original Class A Certificate Balance [and the aggregate denomination of all Class PI Certificates is equal to the original aggregate Notional Principal Amount]. Each Class A Certificate [and Class PI Certificate] will represent a percentage interest (a "Percentage Interest") in the respective Class determined by dividing the original dollar amount [(or Notional Principal Amount, in the case of the Class PI Certificates)] represented by such Certificate by the Original Class A Certificate Balance [(or the original aggregate Notional Principal Amount, as the case may be)].

[Registration of the Class
A
  [Offered] Certificates...  The Class A Certificates will initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and will be available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly
                             ("Indirect Participants").      Certificates
                             representing the Class A Certificates will be issued in definitive form only under the limited circumstances described herein. All references herein to "holders" or "Certificateholders" shall reflect the rights of owners of the Class A Certificates (the "Certificate Owners") as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. [The Class PI Certificates will be issued in definitive certificated form.] See "Special Considerations" and "Description of the Certificates -- Registration of the Certificates" in the Prospectus.]

The Class A Certificates
  A. General...............  The Class A Certificates will have an aggregate
                             principal balance of $          (the "Original
                             Class A Certificate Balance") as of the date of issuance, and will accrue interest at the rate of
                               % per annum (the "Class A Pass-Through Rate").
                             The Class A Certificates represent an undivided ownership interest in the Mortgage Pool that is senior to the ownership interest represented by the Class R Certificates to the extent described herein.

                             As more fully described herein, distributions will be made on the Class A Certificates on each Payment Date to the extent available, if and to the extent such Certificates are then entitled to such distributions, first, to pay interest on the Class A Certificates and then to reduce the principal amount of Class A Certificates. As described herein, after payment of such amounts to the Class A Certificateholders, certain amounts may be distributed on the Class R Certificates. Any distributions on the Class A Certificates will be made on each Payment Date to Certificateholders of record on the related Record Date in an amount equal to the product of such Certificateholder's Percentage Interest and the amount available for distribution on such Payment Date to the Certificateholders of the related Class in accordance with the priorities described in "Description of the Certificates -- Distributions" herein.

                             On any Payment Date, the amount available for distribution to Certificateholders generally will be the excess of (a) the sum of (i) the Available Payment Amount (as defined below) and (ii) any amount (the "Spread Account Draw") deposited in the Collection Account from the Spread Account and any Insured Payments (defined below), less (b) the amount of the monthly premium payable to the Insurer during the related Due Period during the related Due Period. The term "Available Payment Amount" generally means with respect to any

                             Payment Date, the result of (a) collections on or with respect to the Mortgage Loans received by the Master Servicer during the related Due Period, net of the related Servicing Fee (defined below) paid to the Master Servicer and reimbursements for incurred unpaid Servicing Fees and certain expenses paid by the Master Servicer [, plus (b) the amount of any Advances,] [less (c) the amount by any Excess Spread.]

  B. Interest
Distributions..............  Interest on the Class A Certificates will accrue from the calendar day of each month (whether or not such day is a Business Day) to, but excluding, the calendar day of the next succeeding month (whether or not such day is a Business Day) (each, an "Accrual Period"). Interest shall accrue on each Class A Certificate at the Class A Pass-Through Rate and shall be distributed, to the extent available, on each Payment Date. Interest with respect to the Class A Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. With respect to each Payment Date, interest accrued during the related Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance (as defined below) outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such Payment Date) or, in the case of the initial
                             Accrual Period,           , is referred to herein
                             as the "Class A Interest Remittance Amount". See "Description of the Certificates -- Distributions" herein and in the Prospectus.

  C. Principal
Distributions..............  Holders of the Class A Certificates will be entitled to receive on each Payment Date, to the extent available (but not more than the Class A Certificate Balance then outstanding), a distribution allocable to principal which will generally equal the sum of (a)(i) the principal portion of all scheduled payments ("Monthly Payments") received on the Mortgage Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Due Period"),
                             (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") received during the related Due Period and partial prepayments of principal on any such Mortgage Loan that were received during the related Due Period payment that are not Principal Prepayments (each, a "Curtailment"), (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (as defined below) or a REO Property (as defined below), net of proceeds to be applied to the repair of the Mortgaged Property or released to the Mortgagor (as defined herein) and net of expenses reimbursable therefrom ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans, whether by trustee's sale, foreclosure sale or otherwise ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with a release of part of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Sellers in connection with the repurchase of, or the substitution of a substantially similar mortgage loan for, a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the Pooling and Servicing Agreement, and (v) the principal balance of each defaulted Mortgage Loan or REO Property (as defined below) as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan") to the extent not included in the amounts described in clauses (i) through (iv) above (the sum of (i), (ii), (iii), (iv) and (v) above, the "Basic Principal Amount"), and (b) the sum of (i) the amount, if any, by which (A) the amount required to be distributed to Class A Certificateholders as of the preceding Payment Date exceeded (B) the amount of the actual distribution to Class A Certificateholders on such preceding Payment Date, exclusive of any portion of any Insured Payment made to the Class A Certificateholders and (ii) if any portion of the amount in the preceding clause
                             (i) represents Insured Payments made by the Insurer, interest on such portion at the Class A Pass-Through Rate from such immediately preceding Payment Date (the "Class A Carry-Forward Amount" and, together with the Basic Principal Amount, the "Class A Principal Remittance Amount").

                             On each Payment Date, the lesser of (i) the Class A Certificate Balance then outstanding and (ii) the Class A Principal Remittance Amount (which, together with the Class A Interest Remittance Amount, constitutes the "Class A Remittance Amount" for such Payment Date) is payable to the Class A Certificateholders.

                             As of any Payment Date, the "Class A Certificate Balance" will equal the Original Class A Certificate Balance, less all amounts previously distributed on account of principal to holders of the Class A Certificates.

[The Class PI Certificates
  A. General...............  The Class PI Certificates are interest-only
                             Certificates which will not be entitled to any principal distributions. Interest will accrue on the Notional Principal Amount (defined below) of
                             the Class PI Certificates at the rate of   % per
                             annum (the "Class PI Pass-Through Rate"). The Notional Principal Amount represents a designated principal component of the Mortgage Pool,
                             originally $          (the "Original Notional
                             Principal Amount"). See "Description of the Offered Certificates -- Distributions" and "-- Class PI Certificates -- Calculation of Notional Principal Amount" herein.

  B. Interest..............  Interest will accrue on the Class PI Certificates during each Accrual Period on the Notional
                             Principal Amount of the Class PI Certificates at the Class PI Pass-Through Rate and will be distributed, to the extent available, on each Payment Date. Interest with respect to the Class PI Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class PI Pass-Through Rate on the Notional Principal Amount outstanding on the immediately preceding Payment Date (after giving effect to any reduction of the Notional Principal Amount on such Payment Date) or, in the case of the initial Accrual Period,
                                       , 199 , is referred to herein as the
                             "Class PI Interest Remittance Amount". The sum of the Class PI Interest Remittance Amount and the excess of any amounts required to be distributed to the Class PI Certificateholders as of the preceding Payment Date over the amount actually distributed to the Class PI Certificateholders on such Payment Date, exclusive of any Insured Payments and, if any amounts actually distributed represent Insured Payments made by the Insurer, interest on such portion at the Class PI Pass-Through Rate (the "Class PI Carry-

                             Forward Amount"), is referred to herein as the "Class PI Remittance Amount". The last scheduled Payment Date for the Class PI Certificates is
                                       ,      . Holders of the Class PI
                             Certificates will not be entitled to any distributions after that date, whether or not the Notional Principal Amount of the Class PI Certificates has been reduced to zero. See "Description of the Offered Certificates -- The Class PI Certificates" herein.]

  [C. Planned Amortization
  Class Feature and
  Calculation of Notional
  Principal Amount.........  The Class PI Certificates represent an interest-only planned amortization class. The planned amortization feature is intended to reduce the uncertainty to investors in the Class PI Certificates with respect to prepayments. Since the Class PI Certificates will receive interest based on their Notional Principal Amount, this is accomplished by basing the reduction in the Notional Principal Amount on a principal paydown schedule rather than on the reduction in the actual principal balances of the Mortgage Loans, as described below. Solely for the purpose of calculating the amount payable with respect to the Class PI Certificates, the Mortgage Pool will be divided into two principal components, the "PAC Component" and the "Companion Component". The sum of the PAC Component and the Companion Component will at all times equal the then aggregate outstanding Principal Balance of the Mortgage Loans. The Notional Principal Amount of the Class PI Certificates will be equal to the PAC Component,
                             originally $          .

                             The Pooling and Servicing Agreement establishes a schedule (a "Planned Notional Principal Amount Schedule") which is set forth herein under "Description of the Offered Certificates -- Class PI Certificates -- Calculation of Notional Principal Amount". On each Payment Date, the Basic Principal Amount (described above) will be allocated first, to the PAC Component in an amount up to the amount necessary to reduce the amount thereof to the Planned Notional Principal Amount for such Payment Date, as set forth in the Planned Notional Principal Amount Schedule, second, to the Companion Component until the outstanding amount thereof is reduced to zero and third, to the PAC Component, without regard to Planned Notional Principal Amount. As described above, the Notional Principal Amount of the Class PI Certificates will be equal to the outstanding amount of the PAC Component and thus will be reduced as the PAC Component is reduced.

                             The Planned Notional Principal Amount Schedule has been prepared on the basis of the assumption, among other things, that the Mortgage Loans prepay at a
                             constant rate between   % and   % CPR, an assumed
                             annualized constant rate of prepayments and the prepayment model used in this Prospectus. The yield to maturity of the Class PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments) on the Mortgage Loans and may fluctuate significantly from time to time. If the Mortgage Loans prepay at a constant rate within the range assumed in preparing the Planned Notional Principal Amount Schedule, the PAC Component (and the Notional Principal Amount of the Class PI Certificates) will be reduced in accordance with the Planned Notional Principal Amount Schedule. If the Mortgage

                             Loans prepay at a constant rate higher than   %
                             CPR, the amount of the Companion Component will be reduced to zero more quickly and the amount of the PAC Component (and the Notional Principal Amount of the Class PI Certificates) will be reduced more quickly than provided in the Planned Notional Principal Amount Schedule, reducing the yield to holders of the Class PI Certificates. In general, a rapid rate of principal prepayments (including liquidations due to losses, repurchases and other dispositions) will have a material negative effect on the yield to maturity of the Class PI Certificates. Investors should fully consider the associated risks, including the risk that a rapid rate of prepayments could result in the failure of investors in the Class PI Certificates to recoup their initial investment. See "Certain Yield and Prepayment Considerations" herein.]

The Certificate Insurance
  Policy...................  On or before the Closing Date, the [Master
                             Servicer] will obtain the Certificate Insurance Policy, which is noncancelable, in favor of the Trustee on behalf of the Class A Certificateholders [and the Class PI Certificateholders] The Certificate Insurance Policy will provide for [100%] coverage of the Class A Remittance Amount [and the Class PI Remittance Amount] due on the Class A Certificates [and the Class PI Certificates] on each Payment Date. On each Payment Date, the Insurer will make available to the Trustee the amount of any insufficiency in the amount available as of such Payment Date which is necessary to distribute to the Class A Certificateholders the Class A Remittance Amount [and to the Class PI Certificateholders the Class PI Remittance Amount] on such Payment Date (each, an "Insured Payment"). The Certificate Insurance Policy does not guarantee to the Class A Certificateholders [and the Class PI Certificateholders] any specified rate of prepayments. See "Description of the
                             Certificates -- The Certificate Insurance Policy and the Insurer" herein.

Spread Account and
  Subordinated Amount......  The Trustee will establish a separate trust account
                             (the "Spread Account") into which it will deposit upon receipt from the Master Servicer on each Payment Date, prior to making any distributions to Certificateholders, the excess, if any, of the aggregate interest accrued during the related Due Period on all of the Mortgage Notes at their respective annual rates of interest (each such annual rate of interest hereinafter referred to as the "Mortgage Interest Rate" for the applicable Mortgage Note) over the sum of the Class A Interest Remittance Amount, [the Class PI Interest Remittance Amount], the [Monthly] Premium (as defined below) due to the Insurer and the Servicing Fee (such excess, the "Excess Spread"). Unless otherwise specified by the Insurer, the Trustee is required to retain [100]% of the Excess Spread (the "Monthly Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer in the Pooling and Servicing Agreement (the "Base Spread Account Requirement")[; provided, that for the initial period set forth in the Pooling and Servicing Agreement, the Monthly Excess Spread Amount will be zero]. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the

                             Insurer. The percentage used in determining the Monthly Excess Spread Amount and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer.

                             On each Payment Date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the available funds for distributions to Certificateholders and the Class A Remittance Amount [and the Class PI Certificateholders] provided that, on and after the date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts distributable on the Class A Certificates [and the Class PI Certificates] attributable to Mortgage Loan Losses ("Cumulative Spread Account Receipts") equal an amount specified in the Pooling and Servicing Agreement (the "Subordinated Amount"), no further withdrawals with respect to shortfalls in the amounts required to be distributed on the Class A Certificates [and the Class PI Certificates], may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. In addition, the Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

                             On each Payment Date, any amounts constituting (i) Excess Spread in excess of the Monthly Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement as of such Payment Date (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread, will be distributed to the holders of the Class R Certificates after repayment of outstanding draws under any Letters of Credit and of unreimbursed Servicing Advances to the Master Servicer.

                             Neither the Class R Certificateholders nor the Master Servicer will be required to refund any amounts properly distributed to them, regardless of whether there are sufficient funds on a subsequent Payment Date to make a full distribution to Class A Certificateholders [and to the Class PI Certificateholders] of the amount required to be distributed to such Certificateholders.

                             The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to Class A Certificateholders of the Class A Remittance Amount [and to Class PI Certificateholders of the Class PI Remittance Amount]; however, in certain circumstances, the Spread Account could be depleted and shortfalls could result. The Spread Account will be funded with Excess Spread from all Mortgage Loans and will be available to the Class A Certificates [and the Class PI Certificates].

                             Notwithstanding the depletion or reduction of the Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Class A Remittance Amount [and the Class PI Remittance Amount] on any Payment Date.

Payment of Certain
Expenses...................  In order to provide for the payment of the fees of the Insurer, the Trustee is required to establish and maintain one or more trust accounts (the "Insurance Account") into which the Trustee is required to deposit on
                             each Payment Date [occurring during           ,
                                       ,           and           of each year],
                             from amounts on deposit in the Collection Account and before making any required deposits into the Spread Account and any required distributions to the Class A Certificateholders [and the Class PI Certificateholders], an amount that is sufficient to pay the [monthly] [quarterly] fee of the Insurer (the "[Monthly] Premium"). The Master Servicer is required to pay to the Trustee from time to time the fees of the Trustee and the reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with the Pooling and Servicing Agreement. The Trustee is permitted on each Payment Date to pay to itself, from amounts on deposit in the Collection Account and after making any required deposits into the Spread Account, any required distributions to Class A Certificateholders [and the Class PI Certificateholders] and any required deposits into the Insurance Account, any amounts then due and owing representing fees of the Trustee that have not been paid by the Master Servicer after written demand therefor.

[Advances].................  [[The Master Servicer is required to [pay from its own funds][ withdraw from the Principal and Interest Account amounts on deposit therein and held for future distribution to make] advances (each, an "Advance") on each Payment Date in respect of interest on the Mortgage Loans accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee). The Master Servicer generally shall not [be required to make such Advance from its own funds or] [be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise]. See "Description of the Certificates -- Advances" herein and "Description of the
                             Certificates -- Advances; Servicing Advances" in the Prospectus.]

Servicing Fee..............  The Master Servicer will be entitled to a fee of
                               % per annum of the outstanding principal balance
                             of each Mortgage Loan (the "Servicing Fee"), calculated and payable monthly from the interest portion of monthly payments on such Mortgage Loan, Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the Pooling and Servicing Agreement.

Ratings....................  It is a condition to the issuance of the Class A
                             Certificates [and the Class PI Certificates] that the Class A Certificates [and the Class PI
                             Certificates each] be rated] by Moody's      by D&P
                             and "     " by S&P and Fitch Investors Service,
                             Inc. ("Fitch" and each of Fitch, Moody's and S&P, a "Rating Agency"). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Class A Certificate [or any Class PI Certificate], and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates [or the Class PI Certificates] upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the Class A Certificates [or the Class PI Certificates] may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. [The ratings assigned to the Class PI Certificates do not address the risk of deviation from the Planned Notional Principal Amount Schedule or the likelihood that the holders of the Class PI Certificates will receive any specified return.] See "Special Considerations -- Liquidity" and "Ratings" herein.

Optional Termination by the
  Master Servicer..........  The Master Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on
                             which the Pool Principal Balance is less than   %
                             of the Original Pool Principal Balance by
                             purchasing from the Trust, on the next succeeding Payment Date [(but in no event earlier than the
                             Payment Date occurring in           )] all of the
                             Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") then remaining in the Trust at a price (the "Termination Price") equal to (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties and (y) interest on such amount computed at a rate equal to the weighted average Mortgage Interest Rate, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto. In connection with such purchase, the Master Servicer is required to pay any unpaid fees and expenses of the Trustee and the Insurer. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans" herein and in the Prospectus.

[Certain Legal Aspects of
the Mortgage Loans.........  Approximately   % of the Mortgage Loans are secured
                             by second Mortgages which are subordinate to a mortgage lien on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "First Lien"). A primary risk with respect to second Mortgages is that foreclosure funds received in connection therewith will not be sufficient to satisfy fully both the First Lien and the second Mortgage. See "Special
                             Considerations" and "Certain Legal Aspects of the
                             Mortgage Loans" herein.]

Certain Federal Income Tax
  Consequences.............  [An] [Two separate] election[s] will be made to treat the Trust[,exclusive of the Spread Account,] as [a] [two separate] "real estate mortgage investment conduit[s]" ([each,] a "REMIC") for federal income tax purposes.

                             Upon the issuance of the Offered Certificates,
                                       , counsel to the Sellers, will deliver
                             its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes [the Trust Fund [, exclusive of the Spread Account,]] [REMIC I and REMIC II (as such terms are defined in the Pooling and Servicing Agreement)] will [each] qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986.

                             For federal income tax purposes, [the Class R Certificates will be the sole class of "residual interests" in the Trust Fund and the [Class A] [Offered] Certificates will represent ownership of "regular interests" in the Trust Fund and generally will be treated as representing ownership of debt instruments in the Trust Fund] [(a) the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, (b) each class of [Class A] [Offered] Certificates will represent ownership of "regular interests" in REMIC II and will generally be treated as representing ownership of debt instruments of REMIC II and (c) the Class R Certificates will constitute the sole class of residual interests in REMIC II].

                             For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" herein and in the Prospectus.

ERISA Considerations.......  See "ERISA Considerations" herein and in the
                             Prospectus.

Legal Investment...........  [Although upon their initial issuance the Class A
                             Certificates [and the Class PI Certificates] will
                             be rated ["          " by Moody's, "          " by
                             D&P and "          " by S&P and Fitch], the Class A
                             Certificates [and the Class PI Certificates] will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Class A Certificates [and the Class PI Certificates] constitute legal investments for such investors.] [The Class A Certificates [and Class PI Certificates] will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") for so long as they are related as described herein. Institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities may be subject to restrictions on investment in the [Class A] [Offered] Certificates and should consult with their legal advisors.] See "Legal Investment" herein.

Use of Proceeds............  Substantially all of the net proceeds to be received from the sale of the [Class A] [Offered] Certificates will be received by the Sellers.

                             SPECIAL CONSIDERATIONS

     Investors should consider, among other things, the matters discussed under "Special Considerations" in the Prospectus and the following factors in connection with the purchase of the [Class A] [Offered] Certificates:

OFFERED CERTIFICATES

     [Class PI Certificates. The Class PI Certificates are interest-only certificates. Although the planned amortization feature of the Class PI Certificates is intended to reduce the uncertainty of prepayments with respect to such Class, the yield on the Class PI Certificates will be very sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to foreclosures, repurchases and losses. Accordingly, to the extent the risks described below with respect to the characteristics of the Mortgage Loans and of mortgage loans in general result in prepayments being received at rates in excess of those assumed by investors and used to calculate the planned Notional Principal Amount Schedule, the yield to the holders of the Class PI Certificates will be adversely affected. See "Certain Yield and Prepayment Considerations" herein.]

RISKS OF THE MORTGAGE LOANS [insert any appropriate considerations with respect to Mortgage Loans.]

     Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. In
particular      % and      % of the Mortgage Loans (by aggregate principal
balance as of the Cut-off Date) [in the Sample Pool] are secured by Mortgaged
Properties located in the States of             and             respectively. In
addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. See "Description of the Mortgage Pool" herein for further information regarding the geographic concentration of the Mortgage Loans in the Mortgage [Sample] Pool.

     Nature of Security.  Approximately      % of the Mortgage Loans in the
Mortgage [Sample] Pool, by aggregate principal balance as of the Cut-off Date, are secured by second Mortgages, and the related First Liens are not included in the [Mortgage] Pool. Although little data is available, the rate of default of second mortgage loans may be greater than that of mortgage loans secured by First Liens on comparable properties. See "Special Considerations -- Risks of the Mortgage Loans -- Nature of Security" in the Prospectus.

     Vacation and second home properties and other properties not occupied by
the owners as their primary residences constituted approximately      % of the
Mortgage Loans in the Sample Pool, by aggregate principal balance as of the Cut-off Date (based solely upon statements made by the borrowers at the time of
origination of such Home Equity Loans). In addition, approximately      %, of
the Mortgage Loans in the Sample Pool, by aggregate principal balance as of the Cut-off Date, were investor-owned properties. It is possible that the rate of delinquencies, foreclosures and losses on Loans secured by non-owner occupied or investor properties could be higher than the loans secured by the primary residence of the borrower.

     Risk of Early Defaults.  Approximately    % of the Mortgage Loans in the
[Mortgage] [Sample] Pool by aggregate principal balance as of the Cut-off Date
were originated within    months prior to the Cut-off Date. The weighted average
remaining term to maturity of the Mortgage Loans in the Mortgage Pool as of the
Cut-off Date is approximately           months. Although little data is
available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans.  Approximately      % of the Mortgage Loans in the
[Mortgage] [Sample] Pool by aggregate principal balance as of the Cut-off Date provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pool" and "Special Considerations -- Risks of the Mortgage Loans -- Balloon Loans" in the Prospectus.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of the Class A Certificates will depend on the rate and timing of payment of principal on the Mortgage Loans in the Mortgage Pool including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. [The yield to maturity of the Class PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments, liquidations and repurchases) of the Mortgage Loans, which may fluctuate significantly from time to time. Investors in the Class PI Certificates should fully consider the associated risks, including the risk that an extremely rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Certain Yield and Prepayment Considerations" herein and in the Prospectus.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

     The description herein of the Mortgage Loans comprising part of the Trust (the "Mortgage Pool") and of the Mortgaged Properties describes the pool of Mortgage Loans as it was constituted as of the opening of business on the CutOff
Date. The Mortgage Pool consists of           Mortgage Loans, and had an
Original Pool Principal Balance of $          . The promissory notes (the
"Mortgage Notes") evidencing the Mortgage Loans are secured by mortgages on one- to four-family residential properties, condominiums or townhouses which are
located primarily in [                                    ]. Each Mortgage Loan
is a closed-end, fixed-rate, simple interest mortgage loan. The Mortgage Loans are fully-amortizing (i.e. provide for substantially equal monthly payments of principal and interest over their terms). None of the Mortgage Loans is insured or guaranteed by any governmental agency or other person (except in some cases for title and hazard insurance, which insurance is required to be obtained by the borrower). The Mortgage Loans were originated or acquired by the Sellers as described under "The Sellers' Home Equity Loan Program" in the Prospectus.

     Each Mortgage Loan was selected for inclusion in the Mortgage Pool from among those home equity loans in the Portfolio that satisfied, among other things, the following criteria as of the Cut-Off Date: were not 30 days or more
past due, had a remaining principal balance of not less than $          , had
Mortgage Interest Rates ranging no higher than    % nor less than    %, had an
original term to scheduled maturity ranging from months to months and had a
remaining term to scheduled maturity ranging from    months to    months. The
Sellers believe that no adverse selection procedures were employed in making such selection. Each Mortgage Loan was either originated by one of the Sellers
during the period from           to           , in the ordinary course of its
home equity loan lending program or acquired from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates. As of the Cut-Off Date, the average remaining principal balance of the Mortgage
Loans was $          , the weighted average Mortgage Interest Rate of the
Mortgage Loans was    % per annum, the weighted average remaining term to
scheduled maturity of the Mortgage Loans was    months. As of the Cut-Off Date,
no Mortgage Loan had a scheduled maturity later than           .

     The Mortgage Loans in the Sample Pool ("Sample Pool Loans") consisted of
total loans with an aggregate original principal balance of $          . The
original principal balance of the Sample Pool Loans ranged from $          to
$          , and the average original principal balance was $          .
Approximately    % by principal balance of the Sample Pool Loans were secured by
properties located in [                        ] and approximately    % by
principal balance of the Sample Pool Loans were secured by properties located in
 .

     Of the Sample Pool Loans, at origination, approximately    % by principal
Mortgage balance were first mortgages, approximately    % by principal balances
were second mortgages, and approximately    % by principal balance were third
mortgages. The weighted average Combined Loan-to-Value Ratio of the Sample Pool
Loans was approximately    % and the weighted average Home Equity Loan-to-Value
Ratio of such Sample Pool Loans was approximately    %. As of the dates of
origination of the Sample Pool Loans, the weighted average ratio of the principal balance of the Sample Pool Loans where the Sellers had a junior lien to the outstanding principal balances (or maximum available credit limits, as
the case may be) of the related senior mortgage loans was approximately    %.
The averages in the two immediately preceding sentences have been calculated based upon the original principal balances of the related Sample Pool Loans.

     Of the Sample Pool Loans that are not Cross-Collateralized Loans,
approximately    % by principal balance of the Sample Pool Loans were secured by
single family properties, approximately    % by principal balance of such loans
were secured by two- to four-family properties, approximately    % by principal
balance of such loans were secured by condominiums or townhouses and
approximately    % by principal balance of such loans were Cross-Collateralized
Loans. Approximately    % by principal balance of such loans were secured by
properties represented by the borrowers to be their primary residences.
Approximately    % by principal balance of such loans were secured by properties represented by the borrower to be investor-owned properties, and approximately
   % by principal balance of such loans were secured by properties represented by the borrower to be vacation/second homes.

     Set forth below is a description of certain additional characteristics of the [Initial] Mortgage Pool as of the Cut-Off Date. The percentages set forth in the table below do not always add to 100% due to rounding.

                       [INITIAL] MORTGAGE POOL STATISTICS

                          REMAINING PRINCIPAL BALANCES

                                                                                               % OF
                                                                   % OF                      [INITIAL]
                                                                 [INITIAL]                   MORTGAGE
                                                                 MORTGAGE                     POOL BY
                                                                  POOL BY      NUMBER OF     NUMBER OF
                                                AGGREGATE        AGGREGATE     [INITIAL]     [INITIAL]
                                                PRINCIPAL        PRINCIPAL     MORTGAGE      MORTGAGE
RANGE OF PRINCIPAL BALANCES                     BALANCES          BALANCE        LOAN          LOANS
- -------------------------------------------  ---------------     ---------     ---------     ---------

          Total............................                        100.00%                    100.00%
                                                                   ======                      ======

                            MORTGAGE INTEREST RATES

                                                                                               % OF
                                                                   % OF                      [INITIAL]
                                                                 [INITIAL]                   MORTGAGE
                                                                 MORTGAGE                     POOL BY
                                                                  POOL BY      NUMBER OF     NUMBER OF
                                                AGGREGATE        AGGREGATE     [INITIAL]     [INITIAL]
                                                PRINCIPAL        PRINCIPAL     MORTGAGE      MORTGAGE
RANGE OF MORTGAGE INTEREST RATES                BALANCES          BALANCE        LOAN          LOANS
- -------------------------------------------  ---------------     ---------     ---------     ---------

          Total............................                        100.00%                    100.00%
                                                                   ======                      ======

                  MONTHS TO SCHEDULED MATURITY AT ORIGINATION

                                                                                             % OF
                                                                  % OF                     [INITIAL]
                                                                [INITIAL]                  MORTGAGE
                                                                MORTGAGE                    POOL BY
                                                                POOL BY      NUMBER OF     NUMBER OF
RANGE OF MONTHS                                AGGREGATE        AGGREGATE    [INITIAL]     [INITIAL]
REMAINING TO                                   PRINCIPAL        PRINCIPAL    MORTGAGE      MORTGAGE
SCHEDULED MATURITY                             BALANCES         BALANCE        LOANS         LOANS
- ------------------------------------------  ---------------     --------     ---------     ---------

          Total...........................                       100.00%                    100.00%
                                                                 ======                      ======

                     MONTHS REMAINING TO SCHEDULED MATURITY

                                                                                               % OF
                                                                   % OF                      [INITIAL]
                                                                 [INITIAL]                   MORTGAGE
                                                                 MORTGAGE                     POOL BY
                                                                  POOL BY      NUMBER OF     NUMBER OF
RANGE OF MONTHS                                    AGGREGATE     AGGREGATE     [INITIAL]     [INITIAL]
REMAINING TO SCHEDULED                             PRINCIPAL     PRINCIPAL     MORTGAGE      MORTGAGE
MATURITY                                           BALANCES       BALANCE        LOANS         LOANS
- -------------------------------------------------  ---------     ---------     ---------     ---------

          Total..................................                  100.00%                    100.00%
                                                                   ======                      ======

                 GEOGRAPHICAL DISTRIBUTION OF MORTGAGE LOANS(1)

                                                                                               % OF
                                                                   % OF                       INITIAL
                                                                 [INITIAL]                   MORTGAGE
                                                                 MORTGAGE                     POOL BY
                                                                  POOL BY      NUMBER OF     NUMBER OF
                                             AGGREGATE           AGGREGATE     [INITIAL]     [INITIAL]
                                             PRINCIPAL           PRINCIPAL     MORTGAGE      MORTGAGE
                   STATE                     BALANCES             BALANCE        LOANS         LOANS
- -------------------------------------------  ---------------     ---------     ---------     ---------

          Total............................                        100.00%                    100.00%
                                                                   ======                      ======

- ---------------
(1) Geographical location is determined by Obligor mailing address.

     Set forth below is a description of certain characteristics of the Sample Pool Loans at origination.

                             SAMPLE POOL STATISTICS

                         COMBINED LOAN-TO-VALUE RATIOS
                                 AT ORIGINATION

                                                            % OF
                                         ORIGINAL       SAMPLE POOL        NUMBER OF           % OF
                                           LOAN         BY PRINCIPAL      SAMPLE POOL      SAMPLE POOL
RANGE OF CLTV'S                           AMOUNT          BALANCE            LOANS          BY NUMBER
- --------------------------------------  ----------     --------------     -----------     --------------

          Total.......................                     100.00%                           100.00%
                                                           ======                             ======

                            HOME EQUITY LOAN RATIOS
                                 AT ORIGINATION

                                                                % OF
                                            AGGREGATE       SAMPLE POOL        NUMBER OF         % OF
                                            PRINCIPAL       BY PRINCIPAL      SAMPLE POOL     SAMPLE POOL
RANGE OF HOME EQUITY LOAN RATIOS           BALANCES(1)        BALANCE            LOANS         BY NUMBER
- -----------------------------------------  -----------     --------------     -----------     -----------

          Total..........................                      100.00%                          100.00%
                                                               ======                            ======

- ---------------
(1) Includes fees and insurance premiums, if any, financed by a Seller at the time of loan origination.

                                    PROPERTY TYPE

                                                                % OF
                                            AGGREGATE       SAMPLE POOL        NUMBER OF         % OF
                                            PRINCIPAL       BY PRINCIPAL      SAMPLE POOL     SAMPLE POOL
                                            BALANCES          BALANCE            LOANS         BY NUMBER
                                           -----------     --------------     -----------     -----------

          Total..........................                      100.00%                          100.00%
                                                               ======                            ======

                                PROPERTY USE(1)

                                                               % OF           NUMBER OF
                                         AGGREGATE         SAMPLE POOL       SAMPLE POOL        % OF
                                         PRINCIPAL         BY PRINCIPAL       MORTGAGE       SAMPLE POOL
                                         BALANCES            BALANCE            LOANS         BY NUMBER
                                      ---------------     --------------     -----------     -----------

          Total.....................                          100.00%                          100.00%
                                                              ======                            ======

- ---------------
(1) Based on information provided by Obligor at loan origination.

                                   LIEN PRIORITY

                                                              % OF
                                                           SAMPLE POOL      NUMBER OF
                                            AGGREGATE          BY          SAMPLE POOL        % OF
                                            PRINCIPAL       PRINCIPAL       MORTGAGE       SAMPLE POOL
                                            BALANCES         BALANCE          LOANS         BY NUMBER
                                           -----------     -----------     -----------     -----------

          Total..........................                     100.00%                        100.00%
                                                              ======                          ======

- ---------------
(1) Based on information provided by Obligor at loan origination.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on the Class A Certificates, [the rate of reduction on the Notional Principal Amount of the Class PI Certificates], the aggregate amount of each interest payment on the Class A Certificates [and the Class PI Certificates] and the yield to maturity of the Class A Certificates [and the Class PI Certificates] are related to the rate and timing of payments of principal on the Mortgage Loans, which may be in the form of scheduled and unscheduled payments. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the related Class A Certificateholders [(and a reduction in the Notional Principal Amount of Class B-PI Certificates)] of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans in the Mortgage Pool.

     In addition, the Master Servicer may, at its option, purchase from the Trust all of the outstanding Mortgage Loans and REO Properties, and thus effect the early retirement of the Class A Certificates [and the Class PI Certificates], on any Payment Date [(but in no event earlier than the Payment
Date occurring in           )] following the first date on which the Pool
Principal Balance (as defined herein) is less than % of the Original Pool Principal Balance. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans" herein.

     As with fixed rate obligations generally, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the Mortgage Loans.

     [The yield to maturity of the Class PI Certificates will be sensitive to the rate and timing of principal payments (including prepayments) of the Mortgage Loans, which may fluctuate significantly from time to time. Investors in the Class PI Certificates should fully consider the associated risks, including the risk that a rapid rate of principal payments could result in the failure of such investors to recoup their initial investment.]

[CLASS A CERTIFICATES]

     The scheduled maturity date of the latest maturing Mortgage Loan in the
Mortgage Pool is in             . Accordingly, the final payment on any Class A
Certificate would be made no later than           , assuming that no prepayments
are received on the Mortgage Loans in the Mortgage Pool, all payments of principal of and interest on each of the Mortgage Loans in the Mortgage Pool are timely received and none of the Mortgage Loans in the Mortgage Pool is repurchased from the Trust. The weighted average life of the Class A Certificates is likely to be shorter than would be the case if payments actually made on the Mortgage Loans conformed to the foregoing assumptions and the date on which the final payment on any Class A Certificate could occur is
significantly earlier than           , because, among other things, (i)
prepayments are likely to occur, (ii) defective Mortgage Loans may be purchased from the Trust under certain circumstances described herein, (iii) the Master Servicer may purchase all of the Mortgage Loans when the aggregate outstanding
principal amount of the Mortgage Loans is less than      % of the Original Pool
Principal Balance and (iv) shortfalls in principal due to losses on the Mortgage Loans could result in withdrawals from the Spread Account or in Insured Payments to make payments in respect of principal on the Class A Certificates.

     Greater than anticipated prepayments of principal will increase the yield on Class A Certificates purchased at a price less than par. Greater than anticipated prepayments of principal will decrease the yield on Class A Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of the Class A Certificates will also be affected by the amount and timing of delinquencies and defaults on the Mortgage Loans in the Mortgage Pool and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the Mortgage Pool.

     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of the Class A Certificates will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans in the Mortgage Pool, including final payments made upon the maturity of Balloon Loans.

[THE CLASS PI CERTIFICATES

     Because amounts distributable to the holders of Class PI Certificates consist entirely of interest payable on the Mortgage Loans, the yield to maturity of the Class PI Certificates will be sensitive to the repurchase, prepayment and default experience of the Mortgage Loans, and prospective investors should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. Investors in the Class PI Certificates should note that they will not be entitled to any
distributions after the Payment Date in             .

     Distributions of interest to holders of the Class PI Certificates will depend on the Notional Principal Balance of the Class PI Certificates.

     As described under "Description of the Offered Certificates -- Class PI Certificates -- Calculation of Notional Principal Amount", the Notional
Principal Amount of the Class PI Certificates, originally $          , will
always be equal to the amount of the PAC Component. On each Payment Date, the Basic Principal Amount (as defined herein) with respect to the Mortgage Pool will be allocated first to the PAC Component (and so to reduce the Notional Principal Amount of the Class PI Certificates) in an amount necessary to reduce the PAC Component to its Planned Notional Principal Amount, then to the Companion Component until the amount of such component is reduced to zero, and then to the PAC Component without regard to Planned Notional Principal Amount.

     The following table illustrates the significant effect that prepayments on the Mortgage Loans have upon the yield to maturity of the Class PI Certificates. The table shows the approximate hypothetical pre-tax yields to maturity of the Class PI Certificates, stated on a corporate bond equivalent basis, under different prepayment assumptions based on the assumed purchase price and the CPR prepayment model described below. The following table also assumes
that the Mortgage Loans have been aggregated into           hypothetical pools
having the following characteristics and that the level scheduled monthly
payment for each of the           pools (which is based on its Cut-off Date
Principal Balance, the weighted average mortgage rate and the weighted average remaining amortization term as of the Cut-off Date) will be such that, in the
case of pool           below, such pool will be fully amortized by the end of
its weighted average remaining amortization term, and in the case of pools
          ,           and           below, each pool will be paid with a final
balloon payment at the end of its weighted average remaining term to balloon payment:

                                                                                                 WEIGHTED
                                                                                 WEIGHTED         AVERAGE
                                                                                 AVERAGE         REMAINING
                                                                                REMAINING          TERM
                                                               WEIGHTED        AMORTIZATION     TO BALLOON
                                         CUT-OFF DATE           AVERAGE            TERM           PAYMENT
                POOL                   PRINCIPAL BALANCE     MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)
- -------------------------------------  -----------------     -------------     ------------     -----------
                                           $                           %


     The table also assumes that (i) the purchase price of the Class PI
Certificates is $          , (ii) the Mortgage Loans prepay in full at the
specified constant percentage of CPR monthly, with no delinquencies, losses or repurchases, (iii) each scheduled monthly payment (including a balloon payment, if applicable) on the Mortgage Loans is made on its respective due date, (iv)
distributions are made on each Payment Date (assumed to be the   th day of each
month in which a Payment Date occurs) commencing             , 199 , (v)
prepayments representing prepayments in full of individual loans are received on the last day of the month and include a full month's interest thereon and (vi)
the Closing Date is             , 199 .

                                 PRE-TAX YIELD

                                            %        %        %        %        %        %
                                           CPR      CPR      CPR      CPR      CPR      CPR
                                           ----     ----     ----     ----     ----     ----
No Optional Termination..................
Optional Termination.....................

     Based on the assumptions set forth above, at approximately      % CPR,
assuming no optional purchase of the assets of the Trust, the yield to maturity of the Class PI Certificates will be approximately 0%. Based on such
assumptions, at approximately      % CPR, assuming the Master Servicer exercises
its option to purchase all of the Mortgage Loans and all of the REO Properties on the earliest allowable Payment Date, as described under "Description of the Offered Certificates -- Optional Purchase", the yield to maturity of the Class PI Certificates will be approximately 0%. No assurances can be given as to the rate of payments on the Mortgage Loans.

     It is unlikely that the characteristics of the Mortgage Loans will correspond exactly to those assumed in preparing the table above. The yield of the Class PI Certificates may therefore differ even if all the Mortgage Loans prepay monthly at the related assumed prepayment rate. In addition, it is unlikely that the Mortgage Loans will prepay at a constant rate or that all of the Mortgage Loans within the Mortgage Pool will prepay at the same rate. The timing of changes in the rate of prepayments may affect significantly the total distributions received, the date of receipt and the actual yield to a holder of the Class PI Certificates even if the average rate of principal payments is consistent with an investor's expectations.

     The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class PI Certificates would cause the discounted present value of such cash flows to equal the assumed offering price
of $          for the Class PI Certificates. The monthly rates are then
converted to the corporate bond equivalent yields shown above. Implicit in such calculation is the assumption that intermediate cash flows are reinvested at the discount rate or internal rate of return. The calculations therefore do not take into account the different interest rates at which investors may be able to reinvest funds received by them and consequently do not purport to reflect the return on any investment in the Class PI Certificates when such reinvestment rates are considered.]

        THE SELLERS AND THE MASTER SERVICER -- ORIGINATION, FORECLOSURE
                           AND DELINQUENCY EXPERIENCE

GENERAL

     For a general discussion of the Seller and Master Servicer and the Originators, see the "Sellers" in the Prospectus.

LOAN ORIGINATION HISTORY

     At December   , 199 , the Sellers originated loans in a number of states,
including             .

     The dollar amounts of first, second and more junior lien mortgage loans originated and purchased by the Sellers during the years ended December 31,
199 , 199 and 199 were $          , $          and $          , respectively.
The Sellers originated and purchased Mortgage loans totalling $          during
the             months ended           , 199 .

SERVICING PORTFOLIO

     At             and December 31, 199 , the Sellers serviced a total
portfolio of and mortgage loans, respectively, having aggregate unpaid principal
balances of $          and $          , respectively, for itself [and investors
consisting primarily of major commercial banks, savings and loan associations, brokerage houses and the Federal National Mortgage Association ("FNMA")].

     [Insert any applicable origination information for an acquired portfolio]

DELINQUENCY AND LOSS EXPERIENCE

     The following tables set forth information relating to the delinquency and loan loss experience for the home equity loans in the portfolio of such loans owned by the Sellers (the "Portfolio") and all other home equity loans serviced by the Master Servicer for each of the four prior years in the period ended
December 31 and the months ended           , 199 and           , 199 . The data
presented in the following tables is for illustrative purposes only, and there is no assurance that future delinquency or loss experience of the Mortgage Loans will be similar to that set forth below.

                    HOME EQUITY LOAN DELINQUENCY EXPERIENCE

                                                                  AT DECEMBER 31,
                                                  -----------------------------------------------
                                                     19           19           19           19
                                                  --------     --------     --------     --------
                                                           (DOLLAR AMOUNTS IN THOUSANDS)
Average Principal Amount Outstanding(1).........
Principal Amount Outstanding(2).................
Total Delinquent Balances(3)....................
Total Delinquencies as a Percent of Principal
  Amount Outstanding(4).........................

- ---------------
(1) Calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest, at the end of the related period.

(3) "Total Delinquent Balances" is the net remaining principal balance 30 days or more contractually past due, including earned but not yet received interest, at the end of the related period.

(4) Reflects the addition to the Portfolio of those home equity loans acquired from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates Financial Corp. Such predecessor institutions did not employ a charge-off policy of the outstanding balance of the home equity loan at 120-days contractual delinquency (as is the policy of the Master Servicer) and showed home equity loans more than 120 days delinquent in Total Delinquent Balances.

                        HOME EQUITY LOAN LOSS EXPERIENCE

                                                                  AT DECEMBER 31,
                                                  -----------------------------------------------
                                                     19           19           19           19
                                                  --------     --------     --------     --------
                                                           (DOLLAR AMOUNTS IN THOUSANDS)
Average Principal Amount Outstanding(1).........
Principal Amount Outstanding(2).................
Total Net Credit Losses(3)......................
Net Credit Losses as a Percent of Average
  Principal Amount Outstanding(4)...............

- ---------------
(1) Calculated as the average of the daily principal balance outstanding in each month during the period, not including unearned interest.

(2) "Principal Amount Outstanding" is the net remaining principal balance, not including unearned interest, at the end of the related period.

(3) "Total Net Credit Losses" is the net remaining principal balance, including earned but not yet received interest, at the end of the related period.

(4) Reflects the application of the Master Servicer's charge-off policy to the outstanding balances of those home equity loans which were more than 120 days contractually delinquent at the time of acquisition from predecessor institutions in connection with the acquisition of such predecessor institutions by CoreStates.

     The delinquency percentages set forth in the preceding table are calculated on the basis of the unpaid principal balances of mortgage loans included in the Portfolio as of the end of the periods indicated. The charge-off experience percentages set forth above are calculated on the basis of the average outstanding unpaid principal balance of mortgage loans included in the Portfolio during the periods indicated. However, because the amount of loans included in the Portfolio has increased rapidly over these periods as a result of new originations, the Portfolio as of the end of any indicated period includes many loans that will not have been outstanding long enough to give rise to some or all of the indicated periods of delinquency or to have resulted in losses. In the absence of such substantial and continual additions of newly originated loans to the

Portfolio, the delinquency and charge-offs percentages indicated above would be higher and could be substantially higher. The actual delinquency percentages and loss experience with respect to the Mortgage Loans may be expected to be substantially higher than the delinquency percentages indicated above because the composition of the Mortgage Pool will not change.

     In addition, any deterioration of the real estate market or weakening of the economy in a region of the country could result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans, which may be reflected in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate.

     [INSERT ANY APPLICABLE DELINQUENCY OR LOAN LOSS INFORMATION FOR AN ACQUIRED PORTFOLIO.]

                    DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

     The CoreStates Home Equity Loan Certificates, Series 199 , will consist of [three] classes of Certificates, designated as the Class A Certificates[, Class PI Certificates] and the Class R Certificates. Only the Class A Certificates (the "Class A Certificates") [and the Class PI Certificates (the "Class PI Certificates," and with the Class A Certificates, the "Offered Certificates")] are offered hereby.

     The following summary describes certain terms of the Certificates and the Pooling and Servicing Agreement. Reference is made to the accompanying Prospectus for important additional information regarding the terms of the [Class A] [Offered] Certificates and the underlying documents. A form of the Pooling and Servicing Agreement has been filed as an exhibit to the Registration Statement of which the Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates and the Pooling and Servicing Agreement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The Certificates represent interests in the Trust created and held pursuant to the Pooling and Servicing Agreement. The Trust Fund consists primarily of (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the Collection Account (as defined herein), Principal and Interest Account (as defined herein), Insurance Account and Spread Account (including all earnings thereon and proceeds thereof), including all investments of amounts on therein, (iv) the Certificate Insurance Policy, and (v) certain other property; provided, however, that the Trust Fund does not include amounts received on or after the Cut-off Date in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date.

     [Each Class A Certificate [and Class PI Certificate] will be issued in minimum denominations of $ and integral multiples thereof. Each Class A Certificate [and Class PI Certificate] will represent a percentage interest (a "Percentage Interest") in the Class A Certificates of the applicable Class determined by dividing the original dollar amount (or Notional Principal Amount, in the case of the Class PI Certificates)] represented by such [Class A] Certificate by the original aggregate principal amount [or the original Notional Principal Amount, as the case may be,] of all [Class A] Certificates [of such Class].]

     The Servicer will service the Mortgage Loans either directly or through subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "Description of the Certificates -- Servicing Standards" and "-- Use of Subservicers" in the Prospectus for a further description of the provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of subservicers.

THE CLASS A CERTIFICATES

     General.  The Class A Certificates will have an aggregate principal balance
of $       (the "Original Class A Certificate Balance") as of the date of
issuance and will accrue interest at the rate of   % per annum (the "Class A
Pass-Through Rate").

     Distributions of Interest. Interest on the Class A Certificates will accrue from each Payment Date or, in the case of the initial Accrual Period,
            , 199 ) to but excluding the next succeeding Payment Date (each also an "Accrual Period"). Interest shall accrue on each Class A Certificate during each Accrual Period at the Class A Pass-Through Rate and shall be distributed, to the extent available, on each Payment Date. Interest with respect to the Class A Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance (as defined below) outstanding on the immediately preceding Payment Date or, in the case of the
initial Accrual Period,           , 199 , is referred to herein as the "Class A
Interest Remittance Amount".

     Distributions of Principal. Holders of the Class A Certificates will be entitled to receive on each Payment Date, to the extent available (but not more than the Class A Certificate Balance then outstanding), a distribution allocable to principal which will generally include the Basic Principal Amount plus the sum of (i) the amount, if any, by which (A) the amount required to be distributed to the Class A Certificateholders as of the preceding Payment Date exceeded (B) the amount of the actual distribution to Class A Certificateholders on such preceding Payment Date, exclusive of any portion of any Insured Payment made to the Class A Certificateholders and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class A Pass-Through Rate from such immediately preceding Payment Date (the "Class A Carry-Forward Amount" and, together with the Basic Principal Amount, the "Class A Principal Remittance Amount").

     On each Payment Date, the lesser of (i) the Class A Certificate Balance then outstanding and (ii) the Class A Principal Remittance Amount (which, together with the Class A Interest Remittance Amount, constitutes the "Class A Remittance Amount" for such Payment Date) is payable to the Class A Certificateholders.

     As of any Payment Date, the "Class A Certificate Balance" will equal the Original Class A Certificate Balance, less all amounts previously distributed on account of principal to holders of the Class A Certificates.

[THE CLASS PI CERTIFICATES

     General. The Class PI Certificates are interest-only Certificates which will not be entitled to any principal distributions. Interest shall accrue on the Notional Principal Amount (defined below) of the Class PI Certificates at
the rate of   % per annum (the "Class PI Pass-Through Rate"). The Notional
Principal Amount represents a designated principal component of the Mortgage
Pool, originally $     (the "Original Notional Principal Amount").

     Interest.  Interest on the Class PI Certificates will accrue from each
Payment Date (or, in the case of the initial Accrual Period,           , 199 )
to, but excluding, the next succeeding Payment Date (each, an "Accrual Period"). Interest will accrue on the Notional Principal Amount of each Class PI Certificate during each Accrual Period at the Class PI Pass-Through Rate and shall be distributed, to the extent available, on each Payment Date. Interest with respect to the Class PI Certificates will accrue on the basis of a 360-day year consisting of twelve 30-day months. Interest accrued during each Accrual Period at the Class PI Pass-Through Rate on the Notional Principal Amount on the immediately preceding Payment Date (after giving effect to any reduction of the Notional Principal Amount on such Payment Date) or, in the case of the initial
Accrual Period,           , 199 , is referred to herein as the "Class PI
Interest Remittance Amount". The sum of the Class PI Interest Remittance Amount and the excess of any amounts required to be distributed to the Class PI Certificateholders as of the preceding Payment Date over the amount actually distributed to the Class PI Certificateholders on such Payment Date, exclusive of any Insured Payments and, if any amounts actually distributed represent Insured Payments made by the Insurer, interest on such portion at the Class PI Pass-Through Rate (the "Class PI Carry-Forward Amount"), is referred to herein as the "Class PI Remittance Amount". The last scheduled Payment Date for the
Class PI Certificates is           . Holders of the Class PI Certificates will
not be entitled to any distributions after that date, whether or not the Notional Principal Amount of the Class PI Certificates has been reduced to zero.]

     [Calculation of Notional Principal Amount. The Class PI Certificates are interest-only planned amortization securities. The Class PI Certificates are entitled to receive interest at the Class PI Pass-Through Rate on the Notional
Principal Amount of the Class PI Certificates, initially $          . The
planned amortization feature is intended to reduce the uncertainty to investors in the Class PI Certificates with respect to prepayments. Instead of reducing the Notional Principal Amount of the Class PI Certificates in direct relation to the reduction in the aggregate outstanding Principal Balances of the Mortgage Loans as a result of principal payments and prepayments, the Mortgage Pool will be divided into two principal components, the "PAC Component" and the "Companion Component". The Notional Principal Amount will be equal to the PAC Component,
originally $          . The sum of the PAC Component and the Companion Component
will always equal the aggregate outstanding Principal Balance of the Mortgage Loans.

     The Pooling and Servicing Agreement establishes a schedule (the "Planned Notional Principal Amount Schedule") pursuant to which principal will be allocated to the PAC Component and the Companion Component, as described below. As the PAC Component is reduced, the Notional Principal Amount of the Class PI Certificates, and so payments to the holders of the Class PI Certificates, will also be reduced.

     On each Payment Date, the Basic Principal Amount with respect to the Mortgage Pool will be allocated first, to the PAC Component up to the amount necessary to reduce the PAC Component to its Planned Notional Principal Amount for such Payment Date, as set forth in the Planned Notional Principal Amount Schedule, second, to the Companion Component until the balance thereof is reduced to zero and third, to the PAC Component, without regard to the Planned Notional Principal Amount for such Certificate Remittance Date. The foregoing allocations will made solely for purposes of calculating the Notional Principal Amount of the Class PI Certificates and correspondingly, the amount of interest payable with respect to the Class PI Certificates. The Class PI Certificates are not entitled to receive any principal payments. The foregoing calculations will not affect distributions of principal with respect to Class A Certificates.

     There can be no assurance that the PAC Component (and the Notional Principal Amount of the Class PI Certificates) will be reduced to its Planned Notional Principal Amount on any Payment Date.

     The Planned Notional Principal Amount Schedule has been prepared on the basis of the assumption that the Mortgage Loans prepay at a constant level
between   % and   % CPR, which would result in the reduction of the PAC
Component to its Planned Notional Principal Amount on each such Payment Date. The Planned Notional Principal Amount Schedule also assumes that the Mortgage
Loans have been aggregated into      pools, as described in the fourth paragraph
under "Certain Yield and Prepayment Considerations -- The Class PI Certificates". Because the Basic Principal Amount received in excess of the amount necessary to reduce the PAC Component to its Planned Notional Principal Amount on each Payment Date will be allocated first to the Companion Component and then to the PAC Component without regard to Planned Notional Principal Amount, the averaging of high and low principal payments over time will not necessarily result in the same amortization schedule as would have been the case had payments been received at a constant rate. Moreover, even if prepayments are within the range specified above, the Basic Principal Amount received may be insufficient to reduce the PAC Component to its Planned Notional Principal Amount if prepayments do not occur at a constant rate. In addition, because the Mortgage Loans have different remaining terms to maturity, interest rates and amortization terms than those assumed, the PAC Component may not be reduced to its Planned Notional Principal Amount on each Payment Date through
  , 199 even if prepayments occur at a constant rate within the range specified above.

                   PLANNED NOTIONAL PRINCIPAL AMOUNT SCHEDULE

                                                                           PLANNED NOTIONAL
                                PAYMENT DATE                               PRINCIPAL AMOUNT
    ---------------------------------------------------------------------  ----------------
    Initial Balance......................................................     $

     The Class PI Certificates will not be entitled to any distributions after
the Payment Date occurring in               , 199  .]

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Each Seller will make the representations, among others, as to each Mortgage Loan conveyed by the Sellers as of the Closing Date described under "Description of the Offered Certificates -- Representations and Warranties of the Sellers" in the Prospectus and will also represent that:

          1. Approximately      % of the Mortgage Loans are Balloon Loans. All
     of the Balloon Loans provide for monthly payments based on an amortization schedule specified in the related Mortgage Note
     and have a final balloon payment no earlier than           months following
     the date of origination and no later than at the end of the           year
     following the date of originator;

          2. As of the Cut-off Date, no more than      % of the Mortgage Loans
     in the Mortgage Pool were 30 or more days contractually delinquent. No more
     than      % of the Mortgage Loans in the Mortgage Pool were 60 or more days contractually delinquent;

          3. No more than      % of the Mortgage Loans in the Mortgage Pool are
     secured by Mortgaged Properties located within any single zip code area;

          4. Mortgage Loans representing at least      % of the Mortgage Loan
     Principal Balance are secured by an Owner Occupied Mortgaged Property;

          5. No Mortgage Loan has a Combined Loan-to-Value Ratio in excess of % as of its origination.

DISTRIBUTIONS

     The Trustee is required to establish a trust account (the "Collection Account") for the remittance of payments on the Mortgage Loans to the Certificateholders. The Collection Account is required to be maintained as an Eligible Account.

     On each Payment Date, commencing on               , 199  , the Trustee will
distribute to each person in whose name a Certificate is registered [(which, as to the [Class A] Certificates, initially will be only Cede, the nominee of DTC)] on the related Record Date, the portion of the aggregate distribution to be made to Class A Certificateholders to which such holder is entitled, if any, based on the Percentage Interest of the [Class A] Certificates [or Class PI Certificates], as the case may be,] held by such holder. Distributions will be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder owns of record [Class A] Certificates
aggregating in excess of $          , and shall have provided complete wiring
instructions to the Trustee at least five business days prior to the Record Date, and otherwise by check mailed to the address of the person entitled thereto as it appears on the Certificate Register. See "Registration of the Certificates -- Registration and Transfer of the Certificates" in the Prospectus.

     On each Payment Date, the Trustee shall withdraw from the Collection Account and distribute, based on the information provided in the most recent Trustee's Remittance Report, the following amounts to the extent available, in the priority indicated:

          (i) first, for deposit into the Insurance Account for the benefit of the Insurer, the [Monthly] Premium payable to the Insurer [,if applicable];

          (ii) second, for deposit into the Spread Account, the Excess Spread;

          (iii) third, (A) to the Class A Certificateholders, the Class A Interest Remittance Amount and (B) to the Class PI Certificateholders, the Class PI Remittance Amount;

          (iv) fourth, to the Class A Certificateholders, to be applied to reduce the Class A Certificate Balance to zero, the Class A Principal Remittance Amount;

          (v) fifth, to the Trustee, any amounts then due and owing representing fees of the Trustee, provided that the Trustee certifies in writing that such amount is due and owing and has not been paid by the Master Servicer within 30 days after written demand therefor;

          (vi) sixth, to the Master Servicer, an amount equal to the amounts expended by the Master Servicer and reimbursable thereto under the Pooling and Servicing Agreement but not previously reimbursed;

          (vii) seventh, to the Master Servicer an amount equal to Nonrecoverable Advances previously made by the Master Servicer and not previously reimbursed; and

          (viii) eighth, to the Class R Certificateholders, the balance, if any.

     [The holders of the Class PI Certificates will be entitled to receive the Class PI Remittance Amount on each Payment Date until the Notional Principal Amount of the Class PI Certificates has been reduced to zero; provided, however, that the holders of the Class PI Certificates will not be entitled to any
distributions after the           Payment Date regardless of the Notional
Principal Amount then outstanding. The amounts applied to reduce the Class A Certificate Balance as set forth in priority fourth above will be allocated for purposes of calculating the Notional Principal Amount of the Class PI Certificates and the amount distributable with respect to the Class PI Certificates between the PAC Component and the Companion Component in the manner described above under "-- The Class PI Certificates -- Calculation of Notional Principal Amount". No distributions of principal will be made to the Class PI Certificates.]

     The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the Spread Account Draw deposited into the Collection Account from the Spread Account and any Insured Payments deposited into the Collection Account, less (b) the amount of the premium payable to the Insurer during the related Due Period.

     The Pooling and Servicing Agreement provides that to the extent the Insurer makes Insured Payments, the Insurer will be subrogated to the rights of the Class A Certificateholders [and the Class PI Certificateholders] with respect to such Insured Payments and shall be deemed, to the extent of the payments so made, to be a registered holder of Class A Certificates [or Class PI Certificates], and shall be entitled to reimbursement for such Insured Payments, with interest thereon at the Class A Pass-Through Rate [or the Class PI Pass-Through Rate] on each Payment Date following the making of an Insured Payment, only after the Class A Certificateholders [and the Class PI Certificateholders] have received the Class A Remittance Amount [and the Class PI Remittance Amount, as the case may be] for such Payment Date.

     For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Payment Date.

     "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Master Servicer during the related Due Period, net of the Servicing Fee paid to the Master Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Master Servicer[, plus (b) the amount of any Advances payment made by the Master Servicer] [less (c) the Excess Spread].

     "Basic Principal Amount" means the sum of (i) the principal portion of each Monthly Payment during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such related Due Period, (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period,
(iv)(a) that portion of the purchase price of any repurchased Mortgage Loans which represents principal and (b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during the related Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)).

     "Class A Carry-Forward Amount" means the sum of (i) the amount, if any, by which (x) the Class A Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of the actual distribution to the Class A Certificateholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class A Pass-Through Rate.

     "Class A Interest Remittance Amount" means interest accruing during the related Accrual Period at the Class A Pass-Through Rate on the Class A Certificate Balance outstanding on the immediately preceding Payment Date (after giving effect to distributions of principal made on such Payment Date) or, in
the case of the initial Accrual Period,               , 199  .

     "Class A Certificate Balance" means the Original Class A Certificate Balance reduced by the sum of all amounts previously distributed to Class A Certificateholders in respect of principal on all previous Payment Dates.

     "Class A Principal Remittance Amount" means the lesser of (A) the Class A Certificate Balance as of such Payment Date and (B) the sum of (i) the Basic Principal Amount for such Payment Date and (ii) the Class A Carry-Forward Amount.

     "Class A Remittance Amount" means the sum of the Class A Principal Remittance Amount and the Class A Interest Remittance Amount.

     ["Class PI Carry-Forward Amount" means the sum of the (i) the amount, if any, by which (x) the Class PI Remittance Amount as of the immediately preceding Payment Date exceeded (y) the amount of actual distribution to the Class PI Certificateholders, exclusive of any portion of such amount attributable to any Insured Payment, on such preceding Payment Date, and (ii) if any portion of the amount in the preceding clause (i) represents Insured Payments made by the Insurer, interest on such portion at the Class PI Pass-Through Rate.]

     ["Class PI Remittance Amount" means the sum of the Class PI Interest Remittance Amount and the Class PI Carry-Forward Amount.]

     ["Class PI Interest Remittance Amount" means interest accruing during the related Accrual Period at the Class PI Pass-Through Rate on the Notional Principal Amount of the Class PI Certificates on the immediately preceding Payment Date (after giving effect to the reduction of the Notional Principal Amount on such Payment Date) or, in the case of the initial Accrual Period,
              , 199  .]

     "Insured Payment" means, the amount, if any, by which (A) the sum of the Class A Remittance Amount [and the Class PI Remittance Amount] exceeds (B) the sum of (i) the Available Payment Amount plus any amounts transferred from the Spread Account to the Collection Account and (ii) the aggregate amount of any previous Insured Payments for which the Insurer has not been reimbursed.

     "Mortgage Loan Losses" means, with respect to the Mortgage Loans in the Mortgage Pool, the aggregate sum of the amount, if any, by which the sum of (i) the outstanding principal balance of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Due Period (such principal balance determined immediately before such Mortgage Loan became a Liquidated Mortgage Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds (ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

     ["Notional Principal Amount" means, with respect to Class PI Certificates, the Notional Principal Amount calculated as described herein under "Class PI Certificates -- Calculation of Notional Principal Amount".]

     "Spread Account Draw" means an amount deposited into the Collection Account from the Spread Account equal to the excess of (i) the sum of (A) the Class A Remittance Amount, over (ii) the Available Payment Amount less the monthly fee of the Insurer and any provider of a Letter of Credit (as reduced by any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
Section 362 of the United States Bankruptcy Code).

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the Class A Certificates based upon the assumption that the Certificates will be issued in
            199 .

                                     Cut-off Date.  The Original Pool Principal Balance will
                                     be the aggregate principal balances of the Mortgage
                                     Loans on the Cut-off Date after application of all
                                     payments received prior to the Cut-off Date.
                                     Due Period.  The Master Servicer and any subservicers
                                     remit for deposit into the Principal and Interest
                                     Account all amounts received on account of the Mortgage
                                     Loans (other than interest accrued prior to the Cut-off
                                     Date).
                                     Determination Date.  The Trustee determines, based on
                                     information provided by the Master Servicer, the amount
                                     of principal and interest that will be distributed to
                                     Certificateholders on             , 199 .
                                     The Master Servicer transfers funds in the Principal and
                                     Interest Account to the Collection Account [including
                                     any Advances].
Not later than                       The Trustee will notify the Master Servicer, the Insurer
  10:00 a.m. on                      and each Account Party (as defined herein) of the amount
                                     of the Insured Payment, if any, required to be
                                     distributed to the Class A Certificateholders [and the
                                     Class PI Certificateholders] on             , 199 .
                                     First Record Date.  Distributions on             , 199
                                     will be made to Certificateholders of record at the
                                     close of business on             , 199 .
                                     Payment Date.  The Trustee or its designee will
                                     distribute to Certificateholders the amounts required to
                                     be distributed pursuant to the Pooling and Servicing
                                     Agreement.

SPREAD ACCOUNT

     The Trustee will establish a trust account (the "Spread Account") for the benefit of the Class A Certificateholders [and the Class PI Certificateholders] into which it will deposit upon receipt from the Master Servicer on each Payment Date the excess, if any, of the interest accrued for the related Due Period on each Mortgage Note at the Mortgage Interest Rate over the sum of the Class A Interest Remittance Amount, [Class PI Remittance Amount,] the [Monthly] Premium due to the Insurer and the Servicing Fee for such Mortgage Loans (such aggregate amount, the "Excess Spread"). The Trustee is required to retain [100]% of the Excess Spread (the "Monthly Excess Spread Amount") in the Spread Account until the amount on deposit therein is equal to an amount specified by the Insurer (the "Base Spread Account Requirement") [; provided that for the initial period set forth in the Pooling and Servicing Agreement, the Period in Excess Spread Amount will be zero]. After the amount on deposit in the Spread Account is equal to the Base Spread Account Requirement, the amount required to be on deposit in the Spread Account at any time (the "Specified Spread Account Requirement") may be reduced over time as specified by the Insurer, provided that such reduction shall not result in the reduction of the rating of the Class A Certificates [or the Class PI Certificates]. The percentage used in determining the Monthly Excess Spread Amount and the Base Spread Account Requirement may be reduced at the sole discretion of the Insurer. The Pooling and Servicing Agreement permits the Spread Account to be funded in part by one or more letters of credit issued by banks or trust companies having unsecured and uncollateralized debt
obligations that are rated           or better by Moody's and "     " or better
by S&P on the date of delivery of such Letter of Credit, or having short-term
obligations that are rated           or better by Moody's and "     " or better
by S&P on the date of delivery of such Letter of Credit, and having certain other qualifications set forth such in the Pooling and Servicing Agreement. Amounts available for drawing under any such letter of credit will be deemed to be on deposit in the Spread Account.

     On each Payment Date amounts, if any, on deposit in the Spread Account will be available to fund any shortfall between the available funds for distributions to Class A Certificateholders [and Class PI Certificateholders] and the [sum of the] Class A Remittance Amount [and the Class PI Remittance Amount]; provided, however, that, on and after such date (the "Cross-Over Date") on which the aggregate withdrawals from the Spread Account to cover shortfalls in amounts distributable on the Class A Certificates [and the Class PI Certificates] to Mortgage Loan Losses ("Cumulative Spread Account Receipts") equal an amount specified by the Insurer (the "Subordinated Amount") in the Pooling and Servicing Agreement, no further withdrawals with respect to shortfalls in the amounts required to be distributed on the Class A Certificates [or the Class PI Certificates] may be made from the Spread Account, and the Specified Spread Account Requirement will thereafter be zero. The Pooling and Servicing Agreement provides that the Specified Spread Account Requirement for any date shall in no event be greater than the Subordinated Amount as of such date.

     If the Trustee determines prior to any Payment Date that the amount available in cash and from the liquidation of Permitted Instruments in which all or a portion of the Spread Account has been invested is insufficient to fund any withdrawals required to be made from the Spread Account on such Payment Date, the Trustee is required to cause to be presented to the issuers of any Letters of Credit on deposit in the Spread Account one or more drawing certificates in proper form for the payment under such Letters of Credit of the amount of such insufficiency. The proceeds of any such drawings are required to be deposited into the Spread Account for withdrawal on such Payment Date.

     On each Payment Date any amounts constituting (i) Excess Spread in excess of the Monthly Excess Spread Amount (the "Remainder Excess Spread Amount"), (ii) amounts in the Spread Account in excess of the Specified Spread Account Requirement (any such amount, a "Spread Account Excess") and (iii) after the Cross-Over Date, the entire Excess Spread will be distributed to the Holders of the Class R Certificates, after payment of unreimbursed Servicing Advances to the Master Servicer [and certain other amounts specified in the Pooling and Servicing Agreement].

     Neither the holders of the Class R Certificates nor the Master Servicer will be required to refund any amounts previously distributed to them properly, regardless of whether there are sufficient funds on a subsequent Payment Date to make full distributions to Class A Certificateholders [and the Class PI Certificateholders] of the amounts required to be distributed to Class A Certificateholders [and the Class PI Certificateholders].

     The funding and maintenance of the Spread Account is intended to enhance the likelihood of timely payment to the Class A Certificateholders [and the Class PI Certificateholders] of the Class A Remittance Amount [and the Class PI Remittance Amount], and to afford limited protection against losses in respect of the Mortgage Loans; however, in certain circumstances, the Spread Account could be depleted and shortfalls could result.

     Notwithstanding the depletion of the Spread Account, the Insurer will be obligated to make Insured Payments on each Payment Date to fund the full amount of the Class A Remittance Amount [and the Class PI Remittance Amount] on any Payment Date.

CERTIFICATE INSURANCE POLICY

     The Master Servicer will obtain the Certificate Insurance Policy in favor of the Trustee for the benefit of the Class A Certificateholders [and the Class PI Certificateholders]. In the event that, on any Payment Date, the amount available for distribution (net of any Insured Payments) is less than the Class A Remittance Amount, the Trustee will make a draw on the Certificate Insurance Policy for an Insured Payment, in an amount equal any such deficiency. The Certificate Insurance Policy provides for [100%] coverage of the Class A Remittance Amount [and the Class PI Remittance Amount] due on the Class A Certificates [and the Class PI Certificates] on each Payment Date. The Certificate Insurance Policy provides protection for credit risk and does not guarantee to the Class A Certificateholders [and the Class PI Certificateholders] any specified rate of principal payments or prepayments.

ADVANCES

     [Not later than the close of business on the first business day prior to each Payment Date, the Master Servicer shall [pay from its own funds] [withdraw from amounts on deposit in the Principal and Interest Account and held for future distribution] and remit to the Trustee for deposit in the Collection Account an amount (the "Advance"), to be distributed on the related Payment Date, equal to the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and, after the Cross-Over Date, the Excess Spread) accrued during the related Due Period, but uncollected as of the close of business on the last day of the related Due Period. The Master Servicer generally shall not [be required to make such Advance from its own funds or] [be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.]

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the
Master Servicer is entitled to a fee of      % per annum of the principal
balance of each Mortgage Loan (the "Servicing Fee") calculated and payable monthly from the interest portion of monthly payments on the Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the Mortgage Loans. In addition to the Servicing Fee, the Master Servicer is entitled under the Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Collection Account, and interest paid on funds on deposit in the Principal and Interest Account, earnings paid on Permitted Instruments (other than earnings on amounts invested from the Spread Account), certain amounts representing excess funds released from the Insurance Account and similar items.

TERMINATION; PURCHASE OF MORTGAGE LOANS

     The Pooling and Servicing Agreement will terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Advances of such payment or collection by the Master Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Pooling and Servicing Agreement and the payment of all amounts due and payable to the Insurer and the Trustee or (b) mutual consent of the Master Servicer, the Insurer and all Certificateholders in writing; provided, however, that in no event will the Trust established by the Pooling and Servicing Agreement terminate later than twenty-one years after the death of the last surviving lineal descendant of the person named in the Pooling and Servicing Agreement, alive as of the date of the Pooling and Servicing Agreement.

     Subject to provisions in the Pooling and Servicing Agreement concerning adopting a plan of complete liquidation, the Master Servicer may, at its option, terminate the Pooling and Servicing Agreement on any date on which the Pool
Principal Balance is less than      % of the Original Pool Principal Balance by
purchasing, on the next succeeding Payment Date [(but in no event before the
Payment Date occurring in           )], all of the outstanding Mortgage Loans
and REO Properties then remaining in the Trust at a price equal to (i) the sum of (x) 100% of the aggregate outstanding principal balances of the Mortgage Loans and REO Properties and (y) 30 days' accrued interest thereon at a rate equal to the weighted average Mortgage Interest Rate, minus (ii) any amounts representing collections on the Mortgage Loans and REO Properties not yet applied to reduce the principal balance thereof or interest related thereto (the "Termination Price"). In connection with such purchase, the Master Servicer is required to pay any unpaid fees and expenses of the Trustee and the Insurer.

     In connection with a purchase by the Master Servicer, the Insurer or the Class R Certificateholders as described above, the Master Servicer is required to remit to the Trustee all amounts then on deposit in the Principal and Interest Account that would have constituted part of the Available Payment Amount for subsequent Payment Dates absent such purchase. Any such purchase is required to be accomplished by deposit of the Termination Price into the Collection Account.

AMENDMENT

     The Pooling and Servicing Agreement may be amended from time to time by the Master Servicer and the Trustee by written agreement, upon the prior written consent of the Insurer, without notice to, or consent of, the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under the Pooling and Servicing Agreement which shall not be inconsistent with the provisions of the Pooling and Servicing Agreement, or any Custodial Agreement, provided that such action does not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided, further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of such Certificate, or change the rights or obligations of any other party to the Pooling and Servicing Agreement without the consent of such party.

     The Pooling and Servicing Agreement also may be amended from time to time by the Sellers, the Master Servicer and the Trustee, with the consent of the Insurer, the Majority in Aggregate Voting Interest and the holders of the majority of the Percentage Interest in the Class R Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment is permitted unless the Trustee receives an opinion of counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the [Trust Fund] as a REMIC or cause any tax to be imposed on the REMIC, and provided further, that no such amendment is permitted to reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the holder of each such Certificate or reduce the percentage for each Class the holders of which are required to consent to any such amendment without the consent of the holders of 100% of each Class of Certificates affected thereby.

     Notwithstanding any contrary provision of the Pooling and Servicing Agreement, the Trustee is not permitted to consent to any amendment to the Pooling and Servicing Agreement unless it has first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Master Servicer, either Seller, the Insurer or the Trustee in accordance with such amendment will not result in the imposition of a tax on the Trust or cause the REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding.

                                  THE TRUSTEE

                              , a                organized under the laws of
               with its principal place of business in the State of
               will be named Trustee pursuant to the Pooling and Servicing
Agreement. [               will serve initially as the Custodian of the Mortgage
Files.]

     Pursuant to the Pooling and Servicing Agreement, the Trustee is required at all times to be a banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at
least $50,000,000, whose long-term deposits, if any, are rated at least "     "
by S&P and      by Moody's, or such lower rating as may be approved in writing by the Insurer and S&P, subject to supervision or examination by federal or state authority and reasonably acceptable to the Insurer. If at any time the Trustee shall cease to be eligible in accordance with the provisions described in this paragraph, the Trustee shall give notice of such ineligibility to the Insurer and shall resign, upon the request of the Insurer or the Majority in Aggregate Voting Interest, in the manner and with the effect specified in the Pooling and Servicing Agreement.

     Any resignation or removal of the Trustee and appointment of a successor trustee shall become effective upon the acceptance of appointment by such successor trustee.

     The Trustee, or any successor trustee or trustees, may resign at any time by giving written notice to the Master Servicer, the Insurer and to all Certificateholders in the manner set forth in the Pooling and Servicing Agreement. Upon receiving notice of resignation, the Master Servicer, with the consent of the Insurer, is required to promptly appoint a successor trustee or trustees meeting the eligibility requirements set forth above in the manner set forth in the Pooling and Servicing Agreement. The Master Servicer will deliver a copy of the instrument used to appoint a successor trustee to the Certificateholders. If no successor trustee shall have been appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     The Majority in Aggregate Voting Interest or, if the Trustee fails to perform in accordance with the terms of the Pooling and Servicing Agreement, the Insurer, may remove the Trustee under the conditions set forth in the Pooling and Servicing Agreement and appoint a successor trustee in the manner set forth therein.

     At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such person or persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the provisions of the Pooling and Servicing Agreement, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.

                        THE CERTIFICATE INSURANCE POLICY
                                AND THE INSURER

     The information set forth in this section [and in the financial statements of the Insurer set forth in Appendix A hereto] have been provided by
                        . No representation is made by the Seller or any of their affiliates as to the accuracy or completeness of any such information.

                             (the "Insurer") will issue its Certificate Guaranty
Surety Bond for the Class A Certificates [and the Class PI Certificates] (the "Certificate Insurance Policy"). The Certificate Insurance Policy unconditionally guarantees the payment of principal and scheduled interest on the Class A Certificates [and the Class PI Certificates]. The Insurer will make each required Insured Payment to the Trustee on the later of (i) the Payment Date on which such Insured Payment is distributable to the Class A Certificateholders [and the Class PI Certificateholders] pursuant to the Pooling and Servicing Agreement and (ii) the business day next following the day on which the Insurer shall have received telephonic or telegraphic notice, subsequently confirmed in writing, or written notice by registered or certified mail, from the Trustee, specifying that an Insured Payment is due in accordance with the terms of the Certificate Insurance Policy.

     The Insurer's obligation under the Certificate Insurance Policy will be discharged to the extent that funds are received by the Trustee for distribution to the Class A Certificateholders [and the Class PI Certificateholders], whether or not such funds are properly distributed by the Trustee.

     For purposes of the Certificate Insurance Policy, "Class A
Certificateholder" [or "Class PI Certificateholder"] as to a particular Certificate, does not and may not include the Trust, the Master Servicer, any Subservicer or either Seller.

     The Certificate Insurance Policy does not guarantee to the Class A Certificateholders [or the Class PI Certificateholders] any specified rate of prepayments of principal of the Mortgage Loans or any specified return.

     [The Insurer has the right to terminate the Trust if the Internal Revenue Service or a court of competent jurisdiction has rendered a final determination that the Trust Fund will no longer qualify as a REMIC pursuant to 860D of the Code. See "Description of the Certificates -- Termination; Purchase of Mortgage Loans".]

     The Certificate Insurance Policy is non-cancelable.

     The Insurer, a             [            ] insurance company, is a [monoline
financial guaranty insurance company]. The Insurer is authorized to write
insurance in   states and           and is subject to regulation by the State of
            .

                  [INSERT APPROPRIATE DESCRIPTION OF INSURER]

     As of               , 199  and December 31, 199  , the Insurer had written
directly or assumed through reinsurance guarantees of approximately $
billion and $          billion par value of securities, respectively, for which
it had collected gross premiums of approximately $          and $
billion, respectively. As of               , 199  , the Insurer had reinsured
approximately % of the risks it has written, primarily through quota share reinsurance treaties, but also through facultative arrangements.

     [The Insurer is subject to regulation by each state in which the Insurer is licensed to write insurance. These regulations vary from state to state, but generally require insurance holding companies and their insurance subsidiaries to register and file certain reports, including information concerning their capital structure, ownership and financial condition and require prior approval by the insurance department of their states of domicile, of changes in control, of certain dividends and other intercorporate transfer of assets and of transactions between insurance companies, their parents and other affiliates. The Insurer is required to file quarterly and annual statutory financial statements and is subject to statutory restrictions concerning the types and qualify of investments, the use of policy forms, premium rates and the size of risk that it may insure, subject to reinsurance. Additionally, the Insurer is
subject to   audits by the State of             .]

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Insurer as of
December 31, 199  , December 31, 199  and               , 199  , respectively,
on the basis of generally accepted accounting principles. No material change in
the capitalization of the Insurer has occurred since               , 199  .

                                                            DECEMBER 31,   DECEMBER 31,        ,
                                                                199            199            199
                                                            ------------   ------------   ------------
                                                                          (IN MILLIONS)
Unearned Premiums.........................................   $              $              $
Other Liabilities*
Stockholder's Equity Common Stock.........................
  Additional Paid-in Capital..............................
  Unrealized gains on trading securities..................
  Foreign currency translation adjustment.................
  Retained Earnings.......................................
                                                             ----------     ----------     ----------
Total Stockholder's Equity................................
Total Liabilities plus Stockholder's Equity...............   $              $              $
                                                             ==========     ==========     ==========

- ---------------
* Including any short-term liabilities

     [For further financial information concerning the Insurer, see the audited financial statements of the Insurer included as Appendix A of this Prospectus Supplement.]

     [Copies of the Insurer's quarterly and annual statutory statements filed by
the Insurer with the             are available upon request to             ,
            ,             ,             , Attention:             . The Insurer's
telephone number is (   )    -     .]

     The Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Insurer and the Certificate Insurance Policy set forth under the heading "The Certificate Insurance Policy and the Insurer" and in Appendix A of this Prospectus Supplement.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     Upon the issuance of the Offered Certificates,             , counsel to the
Seller, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, [the Trust Fund [, exclusive of the Spread Account,]] [REMIC I and REMIC II] (as defined in the Pooling and Servicing Agreement) will [each] qualify as a REMIC under the Code.

     For federal income tax purposes, [(a) the Class R-I Certificates will constitute the sole class of "residual interests" in REMIC I, (b) each class of Offered Certificates will represent ownership of "regular interests" in REMIC II and will generally be treated as representing ownership of debt instruments of REMIC II and (c) the Class R-II Certificates will constitute the sole class of "Residual Certificates" in REMIC II.] See "Certain Federal Income Tax Consequences -- REMICs" in the Prospectus.

     For federal income tax reporting purposes, the             Certificates
will not, the             Certificates may, and the             Certificates
will, be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any
determination the Mortgage Loans will prepay at a rate equal to      % SPA. No
representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax
Consequences -- REMICs -- Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount" in the Prospectus.

     [The Internal Revenue Service (the "IRS") has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the [Offered] [Adjustable Rate] Certificates should be aware that the OID Regulations and Section 1272(a)(6) of the Code do not adequately address certain issues relevant to, or are not applicable to, securities such as the [Offered Certificates] [Adjustable Rate Certificates]. In addition, because of the uncertainties concerning the application of Section 1272(a)(6) of the Code to debt instruments having an adjustable rate of interest and because the rules of the OID Regulations relating to such debt instruments are limited in their application in ways that could preclude their application to the [Offered] [Adjustable Rate] Certificates even in the absence of Section 1272(a)(6) of the
Code, the IRS could assert [that the Class   Certificates should be treated as
having been issued with original issue discount, or] that the Adjustable Rate Certificates should be governed by the rules applicable to debt instruments having contingent payments or by some other method not yet set forth in regulations. Prospective purchasers of the Adjustable Rate Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

     In the absence of other authority, the Master Servicer intends, for Adjustable Rate Certificates determined to have been issued with original issue discount in excess of a de minimis amount, to report all income with respect to such Certificates as original issue discount for each period, computing such original issue discount (i) by assuming that the value of the applicable index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on, each class of such Certificates, thereby treating such Certificates as fixed rate instruments to which the original issue discount rules described in the Prospectus can be applied, and
(ii) by accounting for any positive or negative variation in the applicable index in any period from its assumed value as a current adjustment to original issue discount with respect to such period.]

     [If the rules of the OID Regulations that determine the amount and accrual
of original issue discount were applied literally to the [Class   Certificates]
(even though such rules are by their terms generally inapplicable to REMIC
Regular Certificates such as the [Class   Certificates)], it appears that such
rules would (i) require that the stated fixed interest rate initially payable on
the Class   Certificates be replaced by a hypothetical adjustable rate that
would not cause the fair market value of the Class   Certificates to be
affected, (ii) determine the amount and accrual of original issue discount by
assuming that the Class   Certificates bore interest at successive fixed rates
equal to the closing date values of the hypothetical and the actual adjustable rates, and (iii) make such periodic adjustments to interest income and original issue discount as are necessary to account for the actual interest paid on such Certificates, including differences between the stated fixed interest rate and the rate assumed to have been paid during the fixed rate period. This treatment
could cause a holder of a Class   Certificate to recognize income more rapidly
than would occur under the Master Servicer's method of reporting interest and original issue discount, and such a holder should consult a tax advisor with regard to the appropriate method to recognize interest and original discount
with respect to the Class   Certificates.]

     [If the rules of the OID Regulations that determine the amount and accrual
of original issue discount were applied literally to the [Class   Certificates]
(even though such rules are by their terms generally inapplicable to REMIC
Regular Certificates such as the [Class   Certificates]), it appears that such
rules would (i) treat all stated interest as "qualified stated interest" (as defined in the Prospectus) and (ii) determine the accrual of original issue discount based on the assumption that the interest rate on such Certificates is a fixed rate that reflects the yield to maturity that is "reasonably expected" for such Certificates. This treatment could cause a holder of a Class Certificate to recognize income more rapidly than would occur under the Master Servicer's method of reporting interest and original issue discount, and such a holder should consult a tax advisor with regard to the appropriate method to recognize interest and original discount with respect to the Class Certificates.]

     [If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Class PI Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Class PI Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.]

     The OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs in certain respects from that used by the issuer. Accordingly, it is possible for the holder of a Certificate to recognize original issue discount in amounts different from those to be reported by the Master Servicer to Certificateholders and the IRS.

     Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax
Consequences -- REMICs -- Taxation of Owners of REMIC Regular Certificates" and "-- Premium" in the Prospectus.

     The Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. See "Certain Federal Income Tax Consequences -- REMICs -- Characterization of Investments in REMIC Certificates" in the Prospectus.

     For further information regarding federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences" in the Prospectus.

                              ERISA CONSIDERATIONS

     A fiduciary of any employee benefit plan or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Code (a "Plan"), or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan, should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or section 4975 of the Code. [THE U.S. DEPARTMENT OF LABOR HAS ISSUED AN EXEMPTION, AS DESCRIBED UNDER "ERISA CONSIDERATIONS -- PROHIBITED TRANSACTION EXEMPTIONS" IN THE PROSPECTUS, TO [AN AFFILIATE OF] [NAME OF UNDERWRITER].] However it is not clear whether the exemptive relief afforded by the Exemption will apply to the purchase, sale or holding of [Class PI Certificates] or Residual Certificates. The purchase or holding of the [Class A] Certificates [(other than the [NAME(S)] Certificates and Residual Certificates)] by, on behalf of or with "plan assets" of a Plan may qualify for exemptive relief under the Exemption. Moreover, the Exemption contains a number of conditions, as described under "ERISA Considerations -- Prohibited Transaction Exemptions" in the Prospectus, including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(i) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, amended. In addition, because it is not clear that the [Class PI Certificates] or Residual Certificates will qualify for exemptive relief under the Exemption or PTCE 83-1, as described under "ERISA Considerations -- Prohibited Transaction Exemptions" in the Prospectus, purchases of such Certificates by, on behalf of or with "plan assets" of any Plan are not to be registered unless the transferee provides an opinion of counsel satisfactory to the Master Servicer and the Trustee that the purchase of any such Certificate by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or section 4975 of the Code and will not subject the Sellers, the Master Servicer, or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, provided that such opinion will not be required with respect to transfers of the [Class PI Certificates and] Class R Certificates under the circumstances set forth in the Pooling and Servicing Agreement. See "ERISA Considerations" in the Prospectus.

                                LEGAL INVESTMENT

     [Although] upon their initial issuance the Class A Certificates [and the
Class PI Certificates] will be rated ["     " by Moody's, "     " by D&P and
"     " by S&P and Fitch], the Class A Certificates [and the Class PI
Certificates] [will not] constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") [because the Mortgage Pool includes Mortgage Loans that are secured by second Mortgages]. Investors should consult their own legal advisers in determining whether and to what extent the Class A Certificates [or the Class PI Certificates] constitute legal investments for such investors.

                                USE OF PROCEEDS

     Substantially all of the net proceeds to be received from the sale of the Class A Certificates [and the Class PI Certificates] will be received, directly or indirectly, by the Sellers.

                                  UNDERWRITING

     Subject to the terms and conditions set forth in an underwriting agreement (the "Underwriting Agreement") among the Sellers and the Underwriters named below, the Sellers have agreed to sell to the Underwriters, and the Underwriters have severally agreed to purchase from the Sellers, the respective principal amounts [(or the Notional Principal Amount in the case of the Class PI Certificates)] of the Class A Certificates and Class PI Certificates set forth opposite their names below.

                                                                    CLASS A          [CLASS PI
                            UNDERWRITERS                          CERTIFICATES     CERTIFICATES]
    ------------------------------------------------------------  ------------     -------------
                                                                   $                $
         Totals.................................................   $                $
                                                                    ==========        ==========

     Under the terms of the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the [Class A] [Offered] Certificates offered hereby if any of the [Class A] [Offered] Certificates are purchased.

     The Underwriters have advised the Sellers that they propose to offer the Offered Certificates to the public at the prices set forth on the cover page hereof, and to certain dealers at such prices less a concession not in excess of
     % of the denominations of the Offered Certificates. The Underwriters may
allow and such dealers may reallow a concession not in excess of      % of the
denominations of the Offered Certificates to certain other dealers. After the initial public offering, the public offering price and such concessions may be changed.

     The Underwriting Agreement provides that the Sellers will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

                                   [EXPERTS]

     [The financial statements                          of at December 31, 199
and 199  and for each of the three years in the period ended December 31, 199 ,
attached hereto as Appendix A, have been audited by                , independent
auditors, as set forth in their report thereon and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.]

                                    RATINGS

     The Class A Certificates and the Class PI Certificates will be rated at
their initial issuance ["     " by Moody's, "     " by D&P and "     " by S&P
and Fitch].

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Class A Certificate or any Class PI Certificate, and, accordingly, there can be no assurance that the ratings assigned to the Class A Certificates or the Class PI Certificates upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. [The ratings assigned to the Class PI Certificates do not address the risk of deviation from the Planned Notional Principal Amount Schedule or the likelihood of holders of the Class PI Certificates receiving any specified return.]

                                 LEGAL MATTERS

     In addition to the legal opinions described in the Prospectus, certain legal matters relating to the Class A Certificates and the Class PI Certificates
will be passed upon for the Sellers by                and for the Underwriters
by                . Certain federal income tax matters will be passed upon for
the Sellers by                .

- ------------------------------------------------------
- ------------------------------------------------------
    NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER SELLER OR THE UNDERWRITERS. THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE SECURITIES OFFERED HEREBY BY ANYONE IN ANY JURISDICTION IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS, NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT INFORMATION HEREIN IS CORRECT AS OF ANY TIME SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                            ------------------------

                               TABLE OF CONTENTS
                            ------------------------

                                             PAGE
                                            ------
          PROSPECTUS SUPPLEMENT
Summary of Terms..........................
Risk Factors..............................
Description of The Mortgage Pool..........
Certain Yield and Prepayment
  Considerations..........................
The Sellers and the Master Servicer --
  Origination, Foreclosure and Delinquency
  Experience..............................
Description of the Offered Certificates...
The Trustee...............................
The Certificate Insurance Policy and the
  Insurer.................................
[Certain Federal Income Tax
  Consequences]...........................
[Certain State Tax Consequences]..........
[ERISA Considerations]....................
Legal Investment..........................
Use of Proceeds...........................
Underwriting..............................
[Experts].................................
Ratings...................................
Legal Matters.............................
[Appendix A]..............................
[Appendix B]..............................
                PROSPECTUS
Available Information.....................
Reports to Holders........................
Summary of Prospectus.....................
Risk Factors..............................
Description of the Mortgage Pools.........
Certain Yield and Prepayment
  Considerations..........................
The Trusts................................
The Sellers...............................
The Sellers' Home Equity Loan Program.....
Description of the Certificates...........
Certain Legal Aspects of the Mortgage
  Loans...................................
Certain Federal Income Tax Consequences...
Certain State Tax Consequences............
ERISA Considerations......................
Legal Investment..........................
Use of Proceeds...........................
Plan of Distribution......................
Ratings...................................
Legal Matters.............................

                            ------------------------

    UNTIL          , 199 (90 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL
DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
- ------------------------------------------------------
- ------------------------------------------------------

- ------------------------------------------------------
- ------------------------------------------------------
                          CORESTATES HOME EQUITY LOAN
                                  TRUST 199 -

                             CORESTATES HOME EQUITY
                               LOAN CERTIFICATES,
                                  SERIES 199 -

                                       $
                             CLASS A CERTIFICATES,
                                % PASS-THROUGH RATE

                             CLASS PI CERTIFICATES

                              CORESTATES BANK, N.A
                                MASTER SERVICER

                            ------------------------

                             PROSPECTUS SUPPLEMENT
                            ------------------------
                                           , 199
- ------------------------------------------------------
- ------------------------------------------------------

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                SUBJECT TO COMPLETION, DATED SEPTEMBER 26, 1996

PROSPECTUS

                       CORESTATES HOME EQUITY LOAN TRUSTS
                         HOME EQUITY LOAN CERTIFICATES
                              (ISSUABLE IN SERIES)
                             ---------------------

                             CORESTATES BANK, N.A.
                                MASTER SERVICER

     The Home Equity Loan Certificates (the "Certificates") offered hereby may be sold from time to time in series (each, a "Series") as described in the related Prospectus Supplement. Each Series of Certificates will be issued by a separate trust (each, a "Trust").

     The assets of each Trust will consist primarily of (i) a pool (a "Mortgage Pool") of mortgage loans (each, a "Mortgage Loan") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first or junior lien on one- to four-family dwellings, units in planned unit developments, units in condominium developments or units in cooperatives (each, a "Mortgaged Property") to be transferred to such Trust by CoreStates Bank, N.A. and New Jersey National Bank, as specified in the related Prospectus Supplement (collectively, the "Sellers") and originated or purchased by the Sellers, (ii) all monies received on the Mortgage Loans on and after the related Cut-Off Date (as defined herein), and (iii) certain other property. The Mortgage Loans will be master serviced by CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer"). The Mortgage Loans and other assets of each Trust as described herein and in the related Prospectus Supplement will be held for the benefit of the holders of the related Series of Certificates.

     Each Series of Certificate may be issuable in one or more classes (each, a "Class"), each of which may represent beneficial ownership interests in the Mortgage Loans held by the related Trust. A Series may include one or more Classes of Certificates entitled to principal distributions and disproportionate, nominal or no interest distributions, or to interest distributions and disproportionate, nominal or no principal distributions. The rights of one or more Classes of Certificates of a Series may be senior or subordinate to the rights of one or more of the other Classes of Certificates of such Series. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment, interest rate or amount of distributions of principal or interest or both.

     If specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other form of credit enhancement. If specified in the related Prospectus Supplement, the Mortgage Loans underlying a Series of Certificates may be insured under one or more of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy or similar credit enhancement. In addition to or in lieu of any or all of the foregoing, credit enhancement with respect to one or more Classes of Certificates of a Series may be provided through subordination. See "Description of Credit Enhancement".

     The yield on each Class of Certificates of a Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Loans in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. A Trust may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.
                                                        (Continued on next page)

     NONE OF THE CERTIFICATES OF ANY SERIES WILL REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES. THE CERTIFICATES ARE NOT SAVINGS ACCOUNTS OR DEPOSITS, AND NONE OF THE CERTIFICATES OF ANY SERIES OR THE UNDERLYING MORTGAGE LOANS WILL BE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY EITHER SELLER, THE MASTER SERVICER OR ANY OF THEIR AFFILIATES.

     THESE CERTIFICATES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     PROSPECTIVE INVESTORS SHOULD CONSIDER, AMONG OTHER THINGS, THE INFORMATION SET FORTH UNDER "RISK FACTORS" COMMENCING ON PAGE 11 HEREIN AND IN THE RELATED PROSPECTUS SUPPLEMENT.

     Prospective investors should refer to the "Index of Principal Definitions" herein for the location of the definitions of capitalized terms that appear in this Prospectus.
               , 1996

(Continued from Prospectus Cover)

     Offers of the Certificates of a Series may be made through one or more different methods, including offerings through underwriters, as described under "Method of Distribution" herein and "Underwriting" in the related Prospectus Supplement. There will have been no secondary market for the Certificates of any Series prior to the offering thereof. There can be no assurance that a secondary market for any Class of Certificates of any Series will develop or, if one does develop, that it will continue. None of the Certificates will be listed on any securities exchange.

     One or more elections will be made to treat the related Trust or a designated portion of the assets of the related Trust as one or more "real estate mortgage investment conduits" (each, a "REMIC") for federal income tax purposes. For a description of certain tax consequences of owning the Certificates, including, without limitation, original issue discount, see "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

                             AVAILABLE INFORMATION

     The Sellers have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Certificates. This Prospectus, which forms a part of the Registration Statement, omits certain information contained in such Registration Statement pursuant to the Rules and Regulations of the Commission. The Registration Statement and the exhibits thereto may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and New York Regional Office, 7 World Trade Center, 3rd Floor, New York, New York 10007. Copies of such material may also be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, the Commission maintains a public access site on the Internet through the World Wide Web at which site reports, information statements and other information, including all electronic filings, regarding the Sellers. The Internet address of such World Wide Web site is http://www.sec.gov.

                               REPORTS TO HOLDERS

     Periodic reports concerning the assets of each Trust are required to be forwarded to holders of the Certificates of the related Series. See "Description of the Certificates -- Reports to Holders" herein. Any reports forwarded to holders will not contain financial information that has been examined and reported upon by, with an opinion expressed by, an independent public or certified public accountant.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     All reports and other documents filed by the Sellers pursuant to Section 13(a), Section 13(c), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended, subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates offered hereby shall be deemed to be incorporated by reference in this Prospectus and to be part hereof. Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

     The Sellers will provide without charge to each person to whom a copy of this Prospectus is delivered, on the written or oral request of any such person, a copy of any of or all the documents incorporated herein by reference (other than exhibits to such documents). Requests for such copies should be directed to Corporate Secretary, CoreStates Financial Corp, Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102-2116.

                             SUMMARY OF PROSPECTUS

     The following Summary of Prospectus is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus and by reference to the information with respect to each Series of Certificates contained in the related Prospectus Supplement. Capitalized terms used but not defined in this Summary of Prospectus shall have the meanings ascribed to such terms elsewhere in this Prospectus. The Index of Principal Definitions included in this Prospectus sets forth the pages on which the definitions of certain principal terms appear.

Sellers....................  CoreStates Bank, N.A., a national banking association, and/or New Jersey National Bank, a national banking association (each, a "Seller" and collectively, the "Sellers"), will sell and assign the Mortgage Loans to the related Trust. Each Mortgage Loan will be serviced by the Master Servicer.

Issuer.....................  With respect to each Series of Certificates, a trust entitled "CoreStates Home Equity Loan
                               Trust" (the "Trust" or the "Issuer"), with an additional designation to indicate the Series of Certificates to which it relates. Each Trust will be formed pursuant to a Pooling and Servicing Agreement among the Sellers, the Master Servicer (defined herein) and the trustee named therein (the "Trustee").

Master Servicer............  CoreStates Bank, N.A. (in its capacity as servicer, the "Master Servicer").

Trustee....................  The entity or entities named as trustee in the related Prospectus Supplement.

Cut-off Date...............  The date specified in the related Prospectus
                               Supplement on and after which payments due or received on the related Mortgage Loans, as specified in the related Prospectus Supplement, are transferred to the related Trust and available for payment to the holders of the related Certificates (each, a "Cut-off Date").

Closing Date...............  The date on which the Certificates of any Series are initially issued (each, a "Closing Date") as specified in the related Prospectus Supplement.

Description of
Certificates...............  The Certificates of each Series may be issued in one or more classes (each, a "Class") and will represent beneficial interests in a segregated pool (each, a "Mortgage Pool") of mortgage loans (the "Mortgage Loans") originated or purchased by one or more Sellers and certain other property. See "The Trust Assets".

                             A Series of Certificates may include one or more
                               Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Certificate may be zero or may be a notional amount as specified in the related Prospectus Supplement. A Class of Certificates of a Series entitled to payments of interest may receive interest at a specified rate (a "Certificate Interest Rate") which may be fixed, variable or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average interest rate on the underlying Mortgage Loans or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Certificates upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the happening of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Mortgage Loans held by the related Trust. The rights of one or more Classes of Certificates may be senior or subordinate to the rights of one or more of the other Classes of Certificates. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

Payment Date...............  The monthly date specified in the related
                               Prospectus Supplement on which payments will be made to holders of Certificates (each, a "Payment Date").

Determination Date.........  With respect to each Payment Date the day (each, a
                               "Determination Date") specified in the related Prospectus Supplement.

Record Date................  The calendar day (each, a "Record Date") specified in the related Prospectus Supplement.

Interest...................  Unless otherwise specified in the related
                               Prospectus Supplement, interest on each Class of Certificates of a Series (other than a Class of Certificates entitled to receive only principal) will accrue during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Certificate Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Certificates at the applicable Certificate Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Payment Date, commencing on the day specified in the related Prospectus Supplement and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Certificates ("Accrual Certificates") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or until the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance thereof on each Payment Date and will thereafter bear interest at the applicable Certificate Interest Rate. Payments of interest with respect to any Class of Certificates entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Certificates) with respect to any Series of Certificates or one or more Classes of Certificates of such Series, may be reduced to the extent of interest shortfalls not covered by Advances (defined herein), if any, or by any applicable credit enhancement.

Principal..................  On each Payment Date, commencing with the Payment
                               Date specified in the related Prospectus
                               Supplement, principal with respect to the related Mortgage Loans during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Certificates of the related Series (other than a Class of Certificates of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Unless otherwise specified in the related Prospectus Supplement, such principal payments will generally include (i) the principal portion of all scheduled payments ("Monthly Payments") received on the related Mortgage Loans during the related Due Period, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and in part ("Curtailments") received during the related Due Period or such other period (each, a "Prepayment Period") specified in the related Prospectus Supplement, (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (defined herein) or a REO Property (defined herein), net of any amounts applied to the repair of the Mortgaged Property or released to the Mortgagor (defined herein) and net of reimbursable expenses (such net proceeds, "Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with any partial release of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Sellers or the Master Servicer in connection with the purchase of or substitution for a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the related Pooling and Servicing Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan"), to the extent not included in the amounts described in clauses (i) through (iv) above (the aggregate of the amounts described in clauses (i) through (v), the "Basic Principal Payment"). Payments of principal with respect to a Series of Certificates or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by Advances, if any, or any applicable credit enhancement.

Denominations..............  Each Class of Certificates of a Series will be issued in the minimum denominations set forth in the related Prospectus Supplement. Each Certificate will represent a percentage interest (a "Percentage Interest") in the Certificates of the related Class determined by dividing the original dollar amount (or Notional Principal Amount (as defined below), in the case of Certificates entitled to interest only and assigned a Notional Principal Amount) represented by such Certificate by the original aggregate principal balance (or original aggregate Notional Principal Amount, if applicable). The related Prospectus Supplement will set forth the amount or method of calculating the Notional Principal Amount with respect to any Certificate having a Notional Principal Amount.

Registration of the
Certificates...............  Each or any Class of Certificates of a Series may
                               be issued in definitive form or may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede") ("Book-Entry Certificates"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. Certificates representing Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to the Book-Entry Certificates, all references herein to "holders" shall reflect the rights of owners of the Book-Entry Certificates as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "Risk Factors" and "Description of the Certificates Registration of the Certificates" herein.

The Trust Property.........  Each Class of Certificates of a Series will represent an interest in or debt secured by primarily (i) a segregated pool (the "Mortgage Pool") of fixed-rate mortgage loans originated or purchased by the Sellers and evidenced by promissory notes or other evidence of indebtedness (the "Mortgage Loans") secured by mortgages, deeds of trust or other instruments (each, a "Mortgage") creating a first lien or a junior lien on one- to four-family dwellings, units in condominium developments, units in planned unit developments and units in cooperatives (each, a "Mortgaged Property"), with the aggregate principal balance as of the Cut-off Date specified in the related Prospectus Supplement, after giving effect to payments due or received, as specified in the related Prospectus Supplement, on or prior to the Cut-off Date (the "Original Pool Principal Balance"),
                               (ii) all monies due or received, as specified in the related Prospectus Supplement, on or with respect to the Mortgage Loans on or after the Cut-off Date, and (iii) certain other property. One or more Classes of Certificates of any Series may, if so specified in the related Prospectus Supplement, have the benefit of one or more of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, spread account, reserve fund, cash collateral account, overcollateralization, subordination or other credit enhancement as described herein under "Description of Credit Enhancement".

                             The Prospectus Supplement for each Series of
                               Certificates will specify certain information with respect to the related Mortgage Pool including, without limitation, the number of Mortgage Loans in the Mortgage Pool, the Original Pool Principal Balance, the respective percentages of the Mortgage Loans which are secured by first Mortgages, second Mortgages and more junior Mortgages, the minimum and maximum outstanding principal balances of the Mortgage Loans, the weighted average of the annual rates of interest on the Mortgage Loans (each such annual rate of interest hereinafter referred to as the "Mortgage Interest Rate"), the weighted average original term to maturity, the weighted average remaining term to maturity, the minimum and maximum remaining terms to maturity and the range of origination dates. If so specified in the related Prospectus Supplement, such information may be approximate, based on the expected Mortgage Pool, in which case the final information, to the extent of any variances, will be contained in the Current Report on Form 8-K referred to below. See "Description of the Mortgage Pools -- General" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

                             A Current Report on Form 8-K will be available to
                               purchasers or underwriters of the related Series of Certificates and will generally be filed, together with the related primary documents, with the Securities and Exchange Commission within fifteen days after the related Closing Date.

Optional Termination.......  The Master Servicer, the Sellers or the holders of the Class of Certificates specified in the related Prospectus Supplement may cause the Issuer to sell to any person (which may be to the Master Servicer or the Sellers) all of the Mortgage Loans and all Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure ("REO Properties") when the Pool Principal Balance declines to the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement, the proceeds of which will be applied to retire the related Certificates. See "Description of the Certificates -- Optional Disposition of Mortgage Loans" herein.

Mandatory Termination......  If so specified in the related Prospectus
                               Supplement, the Trustee, the Master Servicer or such other entities as may be specified in such Prospectus Supplement, may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise, under the circumstances and in the manner specified under "Description of the
                               Certificates -- Mandatory Disposition of Mortgage Loans" herein and in the related Prospectus Supplement.

Special Payments...........  One or more Classes of a Series of Securities may be subject to special redemption or distributions in part on the dates and under the circumstances described herein and in the related Prospectus Supplement.

Yield and Prepayment
  Considerations...........  The yield on each Class of Certificates of a Series will be affected by, among other things, the rate of payment of principal (including prepayments) on the Mortgage Loans in the related Trust and the timing of receipt of such payments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement. The Prospectus Supplement for a Series may specify certain yield calculations, based upon an assumed rate or range of prepayment assumptions on the related Mortgage Loans, for Classes receiving disproportionate allocations of principal and interest. A higher level of principal prepayments on the related Mortgage Loans than anticipated is likely to have an adverse effect on the yield of any Class of Certificates that is purchased at a premium and a lower level of principal prepayments on the related Mortgage Loans than anticipated is likely to have an adverse effect on the yield of any Class of Certificates that is purchased at a discount from its principal amount. It is possible under certain circumstances that holders of Certificates purchased at a premium (including Certificates entitled to receive interest only) could suffer a lower than anticipated yield or could fail to recoup fully their initial investment. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

Forward Commitments;
  Prefunding...............  If so specified in the related Prospectus
                               Supplement, a portion of the proceeds of the sale of one or more Classes of Certificates of a Series may be deposited in a segregated account (a "Prefunding Account") to be applied to acquire additional Mortgage Loans from the Sellers. The times and requirements for the acquisition of such Mortgage Loans will be set forth in the related Pooling and Servicing Agreement or other agreement with the Sellers. Unless otherwise specified in the related Prospectus Supplement, monies on deposit in the Prefunding Account and not applied to acquire such additional Mortgage Loans within the time set forth in the related Pooling and Servicing Agreement or other applicable agreement will be treated as a principal prepayment and applied in the manner described in the related Prospectus Supplement.

Credit Enhancement.........  If so specified in the related Prospectus
                               Supplement, credit enhancement may be provided by any one or a combination of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other type of credit enhancement to provide full or partial coverage for certain defaults and losses relating to the underlying Mortgage Loans. Credit support may also be provided by subordination. The amount of any credit enhancement may be limited or have exclusions from coverage and may decline or be reduced over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Description of Credit Enhancement" herein.

Advances...................  If so specified in the related Prospectus
                               Supplement, the Master Servicer may be required
                               (i) to make advances (each, an "Advance") in respect of (A) interest on the Mortgage Loans accrued but uncollected as of the end of the related Due Period (net of the Servicing Fee) and/or (B) principal on the Mortgage Loans scheduled to be paid but uncollected as of the end of the related Due Period or (ii) to withdraw from any Principal and Interest Account specified in the related Prospectus Supplement amounts on deposit therein and held for future distribution. See "Description of the Certificates -- Advances; Servicing Advances" herein.

Servicing Fee..............  The Master Servicer will be entitled to receive a fee for its servicing duties in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable monthly from all or a portion of monthly payments on the related Mortgage Loans (as specified in the related Prospectus Supplement), Liquidation Proceeds, Released Mortgaged Property Proceeds and certain other sources as provided in the related Pooling and Servicing Agreement.

Ratings....................  It is a condition to the issuance of each Series of
                               Certificates that each Class of the Certificates of such Series be rated by one or more of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps Credit Rating Co. ("D&P"; and each of D&P, Fitch, Moody's and S&P, a "Rating Agency") in one of their four highest rating categories. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain any rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to any Class of Certificates upon initial issuance thereof will not be lowered or withdrawn by a Rating Agency at any time thereafter. If a rating of any Class of Certificates of a Series is revised or withdrawn, the liquidity of such Class of Certificates may be adversely affected. In general, the ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments. See "Risk Factors -- Liquidity" and "Ratings" herein.

Certain Legal Aspects of
the Mortgage Loans.........  The Mortgage Loans relating to a Series of
                               Certificates may be secured by second or more junior Mortgages which are subordinate to one or more mortgage liens on the related Mortgaged Property prior to the lien of such Mortgage Loan (such senior lien, if any, a "Senior Lien"). A primary risk with respect to a junior Mortgage is that funds received in connection with the foreclosure thereof will not be sufficient to satisfy fully both the Senior Lien and the junior Mortgage. See "Risk Factors" and "Certain Legal Aspects of the Mortgage Loans" herein.

Tax Status of the
Certificates...............  One or more elections will be made to treat the
                               Trust relating to a Series of Certificates or one or more segregated pools of assets comprising such a Trust as one or more "real estate mortgage investment conduits" (each, a "REMIC"). The Certificates will constitute "regular interests" in a REMIC or "residual interests" in a REMIC, as specified in the related Prospectus Supplement. See "Certain Federal Income Tax Consequences" herein and in the related Prospectus Supplement.

ERISA Considerations.......  A fiduciary of any employee benefit plan or other plan or arrangement subject to the Employee
                               Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan") or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan, should carefully review with its legal advisors whether the purchase or holding of any Class of Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. Certain Classes of Certificates may not be permitted to be acquired by, on behalf of or with "plan assets" of any Plan, as specified in the related Prospectus Supplement. See "ERISA Considerations" herein and in the related Prospectus Supplement.

Legal Investment...........  Unless otherwise specified in the related
                               Prospectus Supplement, no Class of Certificates will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 because the related Mortgage Pool will include Mortgage Loans that are secured by second or more junior mortgages. Investors should consult their own legal advisers in determining whether and to what extent the Certificates constitute legal investments for such investors. See "Legal Investment" herein and in the related Prospectus Supplement.

Use of Proceeds............  Substantially all of the net proceeds to be received from each sale of Certificates will be received, directly or indirectly, by the Sellers and will be available to the Sellers for general corporate purposes.

                                  RISK FACTORS

     Investors should consider, among other things, the following information in connection with the purchase of Certificates:

CERTIFICATES

     Limited Liquidity. There is no assurance that a secondary market for any of the Certificates will develop or, if one does develop, that it will provide the holders with liquidity of investment or that it will continue for the life of such Certificates. None of the Certificates will be listed on any securities exchange.

     It is a condition to the issuance of the Certificates that each Class of Certificates be rated in one of the four highest rating categories by one or more of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("D&P"; and each of Moody's, S&P, Fitch and D&P, a "Rating Agency"). See "Ratings" herein. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. No person is obligated to maintain the rating on any Certificate and, accordingly, there can be no assurance that the ratings assigned to any Class of Certificates on the date on which such Certificates are initially issued will not be lowered or withdrawn by a Rating Agency at any time thereafter. In the event any rating is revised or withdrawn, the liquidity of the related Certificates may be adversely affected.

     Issuance of any of the Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market because investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates -- Registration of the Certificates" herein.

     Difficulty in Pledging. Because transactions in Certificates of a Series in book-entry form may be effected only through DTC, Participants and Indirect Participants, the ability of an Owner to pledge such a Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to the lack of a physical certificate representing such Certificate. See "Description of the Certificates -- Registration of the Certificates" herein.

     Potential Delays in Receipt of Payments. Owners of Certificates issued in book-entry form may experience some delay in their receipt of payments of interest and principal on the Certificates because such payments will be forwarded to DTC and DTC will credit such payments to the accounts of its Participants which will thereafter credit them to the accounts of Owners either directly or indirectly through Indirect Participants. See "Description of the Certificates -- Registration of the Certificates" herein.

     Limited Obligations. No Class of Certificates of any Series will represent an interest in or obligation of the Sellers, the Master Servicer or any of their affiliates. The only obligations of the foregoing entities with respect to any of the Certificates or the related Mortgage Loans will be the Master Servicer's servicing obligations under the Pooling and Servicing Agreement and the obligations of the Sellers to purchase, or substitute substantially similar mortgage loans for any Mortgage Loans as to which there is defective documentation or a breach of certain representations and warranties in the Pooling and Servicing Agreement. The Certificates are not savings accounts or deposits, and neither the Certificates nor the underlying Mortgage Loans will be guaranteed or insured by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality, or by the Sellers, the Master Servicer or any of their affiliates.

     ERISA Considerations. An investment in a Class of Certificates of any Series by Plans may give rise to a prohibited transaction under Section 406 of ERISA and/or be subject to tax under Section 4975 of the Code unless a statutory or administrative exemption is available. Accordingly, fiduciaries of any employee benefit plan or other plan or arrangement subject to ERISA or Section 4975 of the Code (a "Plan") or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan, should consult their counsel before purchasing any Class of Certificates. Certain Classes of Certificates will not be eligible for purchase by, on behalf of or with "plan assets" of Plans. See "ERISA Considerations" herein and in the related Prospectus Supplement.

     Limitations, Reduction and Substitution of Credit Enhancement. Credit enhancement may be provided with respect to one or more Classes of Certificates of a Series to cover certain types of losses on the underlying Mortgage Loans. Credit enhancement may be provided by one or more forms, including but not limited to subordination of one or more Classes of Certificates of such Series, letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other type of credit enhancement. The coverage of any credit enhancement may be limited or have exclusions from coverage and may decline over time or under certain circumstances, all as specified in the related Prospectus Supplement. See "Description of Credit Enhancement" herein.

     Yield and Prepayment Considerations. The yield on certain Classes of Certificates of a Series may be particularly sensitive to the rate of prepayments, including voluntary prepayments and prepayments due to foreclosures, repurchases and losses. Accordingly, to the extent the risks described herein and in the related Prospectus Supplement with respect to the characteristics of the Mortgage Loans and of mortgage loans in general result in prepayments being received at rates greater or less than those assumed by investors, the yield to the holders of such Class of Certificates will be adversely affected. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

RISKS OF THE MORTGAGE LOANS

     General Economic Conditions. General economic conditions have an impact on the ability of borrowers to repay mortgage loans. Loss of earnings, illness and other similar factors may lead to an increase in delinquencies and bankruptcy filings by borrowers. In the event of personal bankruptcy of a borrower under a Mortgage Loan (a "Mortgagor"), it is possible that the holders of the related Certificates could experience a loss with respect to such Mortgagor's Mortgage Loan. In conjunction with a Mortgagor's bankruptcy, a bankruptcy court may suspend or reduce the payments of principal and interest to be paid with respect to such Mortgage Loan, thus delaying the amount received by the holders of the related Certificates with respect to such Mortgage Loan. Moreover, if a bankruptcy court prevents the transfer of the related Mortgaged Property to the related Trust, any remaining balance on such Mortgage Loan may not be recoverable. See "The Sellers' Home Equity Loan Program -- Delinquency and Loss Experience" herein and "The Sellers and the Master Servicer -- Origination, Foreclosure and Delinquency Experience" in the related Prospectus Supplement for further information regarding the rates of delinquency and net losses experienced on the mortgage loans included in the Seller's servicing portfolio.

     Real Estate Market Conditions. An investment in securities such as the Certificates which are secured by or represent interests in mortgage loans may be affected by, among other things, a decline in real estate values. No assurance can be given that values of the Mortgaged Properties will remain at the levels existing on the dates of origination of the related Mortgage Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Mortgage Loans, together with loans secured by Senior Liens (defined below), if any, on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. See "The Sellers' Home Equity Loan Program -- Delinquency and Loss Experience" herein and "The Sellers and the Master Servicer -- Origination, Foreclosure and Delinquency Experience" in the related Prospectus Supplement for further information regarding the rates of delinquency and net losses experienced on the mortgage loans included in the Seller's origination and the Master Servicer's servicing portfolio.

     Geographic Concentration. Certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and, consequently, will experience higher rates of loss and delinquency on mortgage loans generally. Any concentration of the Mortgage Loans relating to any Series of Certificates in such a region may present risk considerations in addition to those generally present for similar mortgage-backed securities without such concentration. See "Description of the Mortgage Pool" in the related Prospectus Supplement for further information regarding the geographic concentration of the Mortgage Loans underlying the Certificates of any Series.

     Nature of Security. Certain of the Mortgage Loans underlying the Certificates of a Series may be secured by Mortgages junior or subordinate to one or more other mortgages ("Senior Liens"), and the related Senior Liens will not be included in the Mortgage Pool. Although little data is available, the rate of default of second or more junior mortgage loans may be greater than that of mortgage loans secured by senior liens on comparable properties. A primary risk to holders of Mortgage Loans secured by junior Mortgages is the possibility that adequate funds will not be received in connection with a foreclosure of the related Senior Lien to satisfy fully both the Senior Lien and the Mortgage Loan. If a holder of the Senior Lien forecloses on a Mortgaged Property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the Senior Liens. The claims of the holder of the Senior Lien will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the related Trust as holder of the junior Mortgage receives any payments in respect of the Mortgage Loan. If the Master Servicer were to foreclose on any junior Mortgage Loan, it would do so subject to any related Senior Lien. The debt related to the Mortgage Loan would not be paid in full at such sale unless a bidder at the foreclosure sale of such Mortgage Loan bids an amount sufficient to pay off all sums due under the Mortgage Loan and the Senior Lien or purchases the Mortgaged Property subject to the Senior Lien. If such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy such loans in the aggregate, the related Trust, as the holder of the junior Mortgage, and, accordingly, holders of the Certificates would bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior Mortgage unless it forecloses subject to the Senior Lien. In servicing second Mortgages, the Master Servicer may, but is not obligated to, advance funds to keep the Senior Lien current in the event the mortgagor is in default thereunder until such time as the Master Servicer satisfies the Senior Lien by sale of the mortgaged property, if it determines such advances will be recoverable from future payments and collections on that Mortgage Loan or otherwise. The related Trust will have no source of funds to satisfy any Senior Lien or make payments due to any senior mortgagee. The junior Mortgages securing the Mortgage Loans are subject and subordinate to any Senior Liens affecting the related Mortgaged Property, including limitations and prohibitions which may be contained in such Senior Liens upon subordinate financing.

     Certain Mortgage Loans. Certain of the Mortgage Loans underlying a Series of Certificates may be delinquent in respect of the payment of principal and interest. In addition, certain of the Mortgagors under the Mortgage Loans underlying a Series of Certificates may be subject to personal bankruptcy proceedings. Such Mortgage Loans may be subject to a greater risk of default. See "Description of the Mortgage Pools" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement.

     Delays in Liquidating Defaulted Mortgage Loans. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans underlying a Series of Certificates, substantial delays could be encountered in connection with the liquidation of defaulted Mortgage Loans and corresponding delays in the receipt of related proceeds by the related Trust could occur. An action to foreclose on a Mortgaged Property securing a Mortgage Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Mortgaged Property. In the event of a default by a Mortgagor, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Mortgaged Property or to obtain Net Liquidation Proceeds sufficient to repay all amounts due on the related Mortgage Loan. In addition, the Master Servicer will be entitled to deduct from collections received during the preceding Due Period all expenses reasonably incurred in attempting to recover amounts due and not yet repaid on Liquidated Mortgage Loans, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses, thereby reducing collections available to the related Trust. See "Certain Legal Aspects of the Mortgage
Loans -- Foreclosure in General," and "-- Rights of Redemption" herein.

     Likelihood of Disproportionate Liquidation Expenses. Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that the Master Servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small mortgage loan than would be the case with the defaulted mortgage loan having a large remaining principal balance. Because the average outstanding principal balance of the Mortgage Loans is small relative to the size of the average outstanding principal balance of the loans in a typical pool consisting only of conventional purchase-money mortgage loans, Net Liquidation Proceeds on Liquidated Mortgage Loans may also be smaller as a percentage of the principal balance of a Mortgage Loan than would be the case in a typical pool consisting only of conventional purchase-money mortgage loans.

     Risk of Early Defaults. Certain of the Mortgage Loans underlying a Series of Certificates may be recently originated as of the date of inclusion in the related Mortgage Pool. Although little data is available, defaults on mortgage loans are generally expected to occur with greater frequency in their early years.

     Balloon Mortgage Loans. Certain of the Mortgage Loans underlying a Series of Certificates may provide for the payment of the unamortized principal balance of the Mortgage Loan in a single payment at the maturity of the Mortgage Loan that is greater than the preceding monthly payment ("Balloon Loans"). See "Description of the Mortgage Pools" herein and "Description of the Mortgage Pool" in the related Prospectus Supplement. Because borrowers under Balloon Loans are required to make a relatively large single payment upon maturity, it is possible that the default risk associated with Balloon Loans is greater than that associated with fully-amortizing mortgage loans. The ability of a Mortgagor on a Balloon Loan to repay the Mortgage Loan upon maturity frequently depends upon, among other things, the borrower's ability to refinance the Mortgage Loan, which will be affected by a number of factors, including, without limitation, the level of mortgage rates available in the primary mortgage market at the time, the Mortgagor's equity in the related Mortgaged Property, the financial condition of the Mortgagor, the condition of the Mortgaged Property, tax law, general economic conditions and the general willingness of financial institutions and primary mortgage bankers to extend credit.

     Although a low interest rate environment may facilitate the refinancing of a balloon payment, the receipt and reinvestment by holders of the Certificates of the proceeds in such an environment may produce a lower return than that previously received in respect of the related Mortgage Loan. Conversely, a high interest rate environment may make it more difficult for the Mortgagor to accomplish a refinancing and may result in delinquencies or defaults.

     Legal Considerations. Applicable state laws generally regulate interest rates and other charges, require certain disclosures and, unless an exemption is available, require licensing of the originators of home equity loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Mortgage Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Mortgage Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Mortgage Loans" herein.

     The Mortgage Loans are also subject to federal laws, including: (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the Mortgagors regarding the terms of the Mortgage Loans; (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the Mortgagor's credit experience; and (iv) certain other laws and regulations.

     Under environmental legislation and case law applicable in certain states, including the State of California, it is possible that liability for environmental hazards in respect of real property may be imposed on a holder of a mortgage note (such as the Trust) secured by real property. See "Certain Legal Aspects of the Mortgage Loans -- Environmental Legislation" herein.

CREDITORS' RIGHTS AND INSOLVENCY CONSIDERATIONS

     Creditors Rights Considerations. If so specified in the related Prospectus Supplement, under the terms of the related Pooling and Servicing Agreement, during the period that the related Certificates are outstanding and so long as the ratings of the long-term senior unsecured debt of CoreStates Bank, N.A. and New Jersey National Bank satisfy the rating conditions set forth in the related Prospectus Supplement, CoreStates Bank, N.A. will hold the original documentation relating to each Mortgage Loan, including the related Mortgage Note and Mortgage (the "Mortgage File"), as custodian and agent for the Trustee, and will not be required to record assignments of the Mortgages in favor of the Trustee. Retention of the Mortgage Files by CoreStates Bank, N.A. as custodian for the Trustee, in most, if not all, states in which the Mortgage Files will be held, and failure to record assignments of the Mortgages in favor of the Trustee in many states in which the Mortgaged Properties are located, will have the result of making the sale thereof potentially ineffective against (i) any creditors of the Sellers who may have been fraudulently or inadvertently induced to rely on the Mortgage Loans as assets of the Sellers, or (ii) any purchaser in the event the Sellers fraudulently or inadvertently sell a Mortgage Loan to a purchaser who had no notice of the prior sale thereof to the Trust and such purchaser takes possession of the Mortgage and, as a result, neither the Trust nor Certificateholders would be entitled to receive the distributions relating to, or have any other rights with respect to, such Mortgage Loans. If CoreStates Bank, N.A.'s long-term senior unsecured debt rating does not satisfy the above-described conditions, or on the related Closing Date unless the related Prospectus Supplement so specifies, the Mortgage Files relating to the Mortgage Loans sold by CoreStates Bank, N.A. and New Jersey National Bank, or, in the event New Jersey National Bank's long-term senior unsecured debt rating does not satisfy the above-described conditions, the Mortgage Files relating to the Mortgage Loans sold by New Jersey National Bank, will be delivered to or for the benefit of the Trustee and assignments of the Mortgages in favor of the Trustee will be required to be recorded (or opinions of counsel acceptable to the Rating Agencies will be obtained to the effect that recording is not required to protect the Trust's interest in and to the related Mortgage Loan). Prior to the delivery of a Mortgage File to the Trustee, the related Mortgage Note will not be endorsed to the Trustee. See "Description of the Certificates -- Assignment of the Mortgage Loans".

     Insolvency Related Matters. The Sellers will warrant in the Pooling and Servicing Agreement that the transfer of each of the Mortgage Loans to the related Trust is a sale by each of the Sellers to the Trust and that the Mortgage Loans will not be part of the assets of a Seller in the event of the appointment of a conservator or receiver (or similar official) for such Seller and will not be available to the creditors of such Seller. However, in the event of an insolvency of a Seller, it is possible that a conservator or receiver (or similar official) for such Seller or a creditor of such Seller may argue that the transaction between such Seller and the Trust was a pledge of the Mortgage Loans in connection with a borrowing by such Seller rather than a true sale. In addition, so long as CoreStates Bank, N.A., as custodian and agent for the Trustee, retains in its possession the Mortgage Files, if the transfer of the Mortgage Loans were to be recharacterized as a borrowing and a pledge, the Certificateholders could be treated as unsecured creditors of the Sellers. These positions, if asserted, could prevent timely payments of amounts due on the related Certificates and, if accepted by the court, would probably result in reductions in distributions of principal and interest on such Certificates. Even if the transfer of possession of the Mortgage Files relating to the Mortgage Loans sold by a Seller is made, such transfer could be set aside in the event of such recharacterization if such documentation transfer is made (i) when such Seller is insolvent, (ii) in contemplation of insolvency, (iii) with the intent to hinder, delay or defraud such Seller, creditors of such Seller or any conservator or receiver appointed for such Seller or (iv) with a view to the preference of one creditor of such Seller to another.

     The Federal Deposit Insurance Act ("FDIA"), as amended by the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended ("FIRREA"), provides that such security interest should not be subject to avoidance by the FDIC, as conservator or receiver for the relevant Seller. Positions taken by the FDIC staff prior to the passage of FIRREA do not suggest that the FDIC, as conservator or receiver for the relevant Seller, would interfere with the timely transfer to a Trust of payments collected on the Mortgage Loans. If, however, the FDIC were to assert a contrary position, such as by requiring the Trustee to establish its right to those payments by submitting to and completing the administrative claims procedure under the FDIA, or were the conservator or receiver to request a stay of proceedings with respect to such Seller as provided under the FDIA, delays in payments on the related Series of Certificates and possible reductions in the amount of those payments could occur. In addition, the FDIC, if appointed as conservator or receiver for a Seller, has the power under the FDIA to repudiate contracts, including secured contracts of the Seller. The FDIA provides that a claim for damages arising from the repudiation of a contract is limited to "actual direct compensatory damages." In the event the FDIC were to be appointed as conservator or receiver of a Seller and were to repudiate the Pooling and Servicing Agreement, then the amount payable out of available collections on the Receivables to the Mortgage Loans could be lower than the outstanding principal and accrued interest on the Certificates.

     No assurance can be given that a filing of a petition for relief in bankruptcy by or against the Sellers, CoreStates or any Trust will not be made under the federal bankruptcy or other applicable laws while the Certificates are outstanding.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity of each Class of Certificates of a Series will depend on the rate and timing of payment of principal on the related Mortgage Loans, including prepayments, liquidations due to defaults and repurchases due to defective documentation or breaches of representations and warranties. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments on the Mortgage Loans. Prepayments are influenced by a number of factors, including prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. The yield to maturity of certain Classes of Certificates identified in the related Prospectus Supplement may be particularly sensitive to the rate and timing of principal payments (including prepayments, liquidations and repurchases) of the related Mortgage Loans, which may fluctuate significantly from time to time. Investors in a Class of Certificates offered at a discount from the principal amount thereof or with no stated principal amount should fully consider the associated risks, including the risk that an extremely rapid rate of principal payments could result in the failure of such investors to recoup their initial investments. See "Certain Yield and Prepayment Considerations" herein and in the related Prospectus Supplement.

LIMITATIONS ON INTEREST PAYMENTS AND FORECLOSURES

     Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a Mortgagor who enters military service after the origination of such Mortgagor's Mortgage Loan (including a Mortgagor who is a member of the National Guard or is in reserve status at the time of the origination of the Mortgage Loan and is later called to active duty) may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such Mortgagor's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such action could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Mortgage Loans underlying a Series of Certificates. In addition, the Relief Act imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Mortgage Loan during the Mortgagor's period of active duty status. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the related Mortgaged Property in a timely fashion.

ORIGINAL ISSUE DISCOUNT

     Certain Classes of Certificates of a Series may be treated as having been issued with original issue discount for federal income tax purposes. As a result, holders of such Certificates will be required to include amounts in income without the receipt of cash corresponding to that income. See "Federal Income Tax Consequences -- Original Issue Discount" herein and, if applicable, in the related Prospectus Supplement.

                       DESCRIPTION OF THE MORTGAGE POOLS

GENERAL

     Each Mortgage Pool will consist of Mortgage Loans having the aggregate principal balance outstanding as of the related Cut-off Date, after giving effect to payments due or received prior to such date, specified in the related Prospectus Supplement (the "Original Pool Principal Balance"). Unless otherwise specified in the related Prospectus Supplement, each Mortgage Pool will consist of fixed-rate Mortgage Loans (including both fully amortizing Mortgage Loans and Balloon Loans) originated and underwritten by or purchased and, if specified in the related Prospectus Supplement, re-underwritten by, the respective Seller. This subsection describes generally certain characteristics of the Mortgage Loans.

     The related Prospectus Supplement will describe certain characteristics of the related Mortgage Loans, including without limitation (i) the range of dates of origination and the latest scheduled maturity date, (ii) the minimum remaining term to maturity, the weighted average original term to maturity and the weighted average remaining term to maturity, (iii) the range of Mortgage Interest Rates and the weighted average Mortgage Interest Rate, (iv) the range of principal balances outstanding, the range of original principal balances and the weighted average outstanding principal balance, (v) the percentages of Mortgage Loans secured by first Mortgages, second Mortgages and more junior Mortgages, respectively, (vi) the maximum Combined Loan-to-Value Ratio at origination (defined below), the weighted average Combined Loan-to-Value Ratio, the maximum Home Equity Loan-to-Value Ratio (defined below) at origination and the weighted average Home Equity Loan-to-Value Ratio, (vii) the percentage of Mortgage Loans secured by fee simple interests in single-family dwelling units, attached or detached two- to four-family dwelling units, units in planned unit developments and condominiums, respectively, the percentage of Mortgage Loans secured by leasehold interests and the percentage of Mortgage Loans secured by units in cooperatives, (viii) the percentage of Mortgage Loans as to which the related Mortgagor represented at the time of origination that the related Mortgaged Property would be occupied by such Mortgagor as a primary or secondary residence, (ix) certain summary information relating to the geographic concentration of the Mortgaged Properties securing the Mortgage Loans, (x) the percentage of Mortgage Loans which are Balloon Loans and the dates after origination the balloon payment is due, and (xi) the percentage of Mortgage Loans which are Bankruptcy Mortgage Loans (defined below), the percentage of Bankruptcy Loans which are 30 days or more contractually delinquent and the percentages of Mortgage Loans other than Bankruptcy Mortgage Loans which are 30 days and 60 days or more contractually delinquent, respectively. If so specified in the related Prospectus Supplement, the characteristics of the Mortgage Loans described in items (v) through (ix) above, inclusive, may be based on a random sample of Mortgage Loans included in the related initial Mortgage Pool or expected to be included in the related Mortgage Pool following the addition of any subsequently acquired Mortgage Loans (a "Sample Pool"). No assurance can be given, however, that the characteristics of a Sample Pool are representative of the characteristics of the initial Mortgage Pool or will be representative of the Mortgage Pool after the addition of any subsequently acquired Mortgage Loans. In addition, if so specified in the related Prospectus Supplement, such information may be approximate based on the expected characteristics of the Mortgage Loans to be included in the related Mortgage Pool and any significant variations therefrom provided on the related Current Report on Form 8-K, as described below.

     For purposes of the foregoing, the "Combined Loan-to-Value Ratio" of any Mortgage Loan is the ratio (expressed as a percentage) of (i) the sum of (a) the original principal balance of such Mortgage Loan at the date of origination (which, if specified in the related Prospectus Supplement, may include certain financed fees and insurance premiums) plus (b) the outstanding balance of the Senior Lien, if any, divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal, if any, or drive-by evaluation or other method approved by the Office of the Comptroller of the Currency made at the time of origination of the Mortgage Loan and (b) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds were used to purchase the Mortgaged Property. For Mortgage Loans having an original principal balance of less than $25,000, the Combined Loan-to-Value Ratios of the Mortgage Loans will reflect certain judgments of the Seller's underwriters with respect to the value of the Mortgaged Property made at the time the Mortgage Loans were originated or acquired. See "The Sellers' Home Equity Loan Program --

Underwriting Procedures" herein. The "Home Equity Loan-to-Value Ratio" of any Mortgage Loan is the ratio (expressed as a percentage) of (i) the original principal balance of such Mortgage Loan at the date of origination (which, if specified in the related Prospectus Supplement, may include certain financial fees and insurance premiums) divided by (ii) the lesser of (a) the value of the related Mortgaged Property, based upon the appraisal, if any, or drive-by evaluation or other method approved by the Office of the Comptroller of the Currency made at the time of origination of the Mortgage Loan and (b) the purchase price of the Mortgaged Property if the Mortgage Loan proceeds were used to purchase the Mortgaged Property. For Mortgage Loans secured by a first Mortgage, the Combined Loan-to-Value Ratio and the Home Equity Loan-to-Value Ratio will be the same.

     A Bankruptcy Mortgage Loan is a Mortgage Loan on which the related Mortgagor is making payments pursuant to a personal bankruptcy plan or proceeding (each, a "Bankruptcy Plan"). The entire principal balance and the right to receive interest accrued after the Cut-off Date with respect to each Bankruptcy Mortgage Loan will generally be included in the assets of the related Trust, while the right to interest accrued but unpaid prior to the related Cut-off Date under each Bankruptcy Mortgage Loan will generally be retained by the Sellers. The Sellers' right to collect interest accrued on a Bankruptcy Mortgage Loan prior to the date of the related Bankruptcy Plan filing will generally be subordinate to the related Trust's right to receive timely payments of principal and interest with respect to such Bankruptcy Mortgage Loan.

     In addition, the related Prospectus Supplement or, if so specified therein, the Current Report on Form 8-K to be filed within fifteen days after the delivery of a Series of Certificates, will set forth in tabular form certain more detailed information relating to the characteristics of the related Mortgage Loans by number and outstanding principal balance and by percentage of the Mortgage Pool including, without limitation, the outstanding principal balances of the Mortgage Loans, the geographic distribution of the related Mortgaged Properties (by state), the Combined Loan-to-Value Ratios, the Home Equity Loan-to-Value Ratios, the Mortgage Interest Rates, the remaining months to stated maturity and the number of months since origination, in each case (except for geographic distribution) within the ranges specified therein. If so specified in the related Prospectus Supplement, some or all of this information may be based on a Sample Pool.

PAYMENTS ON THE MORTGAGE LOANS

     Unless otherwise specified in the related Prospectus Supplement, a substantial portion of the Mortgage Loans underlying a Series of Certificates will provide for payments that are allocated to principal and interest according to the daily simple interest method (a "Simple Interest Mortgage Loan"). The remainder of the Mortgage Loans will provide for payments in level monthly installments (except, in the case of Balloon Mortgage Loans, the final payment) consisting of interest equal to one-twelfth of the applicable Mortgage Interest Rate times the unpaid principal balance, with the remainder of such payment applied to principal (an "Actuarial Mortgage Loan") or for payments that are allocated to principal and interest according to the "sum of the digits" or "Rule of 78s" method (a "Rule of 78s Mortgage Loan"). Unless otherwise specified in the related Prospectus Supplement, no Mortgage Loan will provide for deferred interest or negative amortization. See "The Sellers' Home Equity Loan
Program -- Terms of the Home Equity Loans".

     A Simple Interest Mortgage Loan provides for the amortization of the amount financed under the Mortgage Loan over a series of equal monthly payments (except, in the case of a Balloon Loan, the final payment). Each monthly payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the stated Mortgage Interest Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received under a Simple Interest Mortgage Loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a Simple Interest Mortgage Loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

     Conversely, if a borrower pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment under a Simple Interest Mortgage Loan is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date the Mortgage Loan will amortize more slowly than scheduled. If a Simple Interest Mortgage Loan is prepaid, the borrower is required to pay interest only to the date of prepayment.

     A Rule of 78s Mortgage Loan provides for the payment by the borrower of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the amount financed and add-on interest in an amount calculated on the basis of the stated note rate for the term of the Mortgage Loan. The rate at which such amount of add-on interest is earned and, correspondingly, the portion of each fixed monthly payment allocated to reduction of the outstanding principal balance are calculated in accordance with the "sum of the digits" or "Rule of 78s". Under a Rule of 78s Mortgage Loan, the portion of a payment allocable to interest is determined by multiplying the total amount of add-on interest payable over the term of the Mortgage Loan by a fraction derived as described herein. The fraction used in the calculation of add-on interest earned each month under a Rule of 78s Mortgage Loan has as its denominator a number equal to the sum of a series of numbers beginning with one and ending with the number of monthly payments due under the Mortgage Loan. For example, for a Mortgage Loan providing for twelve scheduled payments, the denominator of each month's fraction would be 78, the sum of the series of numbers from one to twelve. The numerator of the fraction for a given month would be the number of payments remaining before giving effect to the payment to which the fraction is being applied. Accordingly, in the case of such Mortgage Loan, the fraction for the first payment would be 12/78, for the second payment, 11/78, for the third payment, 10/78, and so on through the final payment, for which the fraction would be 1/78. The applicable fraction is then multiplied by the total add-on interest payable over the term of the Mortgage Loan to determine the amount of interest "earned" that month. The difference between the amount of the monthly payment made by the borrower and the amount of earned add-on interest calculated for the month is applied to principal reduction. As a result, the rate at which interest is earned in the initial months of a Rule of 78s Mortgage Loan is somewhat higher than the interest computed for a Mortgage Loan computed on an actuarial basis, and the rate at which interest is earned at the end of the Mortgage Loan is somewhat less than that computed under an actuarial basis.

     Payments to holders of the related Certificates and the Servicing Fee with respect to Rule of 78s Mortgage Loans will be computed as if such Mortgage Loans were Simple Interest Mortgage Loans. Unless otherwise specified in the related Prospectus Supplement, amounts received upon prepayment in full of a Rule of 78s Mortgage Loan in excess of (i) the then outstanding principal balance of such Mortgage Loan (computed on a daily simple interest amortization basis) and (ii) accrued interest computed on a daily simple interest basis at the Mortgage Interest Rate, plus servicing compensation exclusive of Servicing Fees, will not be available to make required payments of principal and interest to holders of the related Certificates and will not be treated as collected principal for purposes of computing the amount to be distributed.

     In the event of the prepayment in full (voluntarily or by acceleration) of a Rule of 78s Mortgage Loan, under the terms of the Mortgage Loan the entire remaining amount of payments is due but a "refund" or "rebate" will be made to the borrower of the portion of the total amount of the scheduled payments remaining under the Mortgage Loan immediately prior to such prepayment which is allocable to "unearned" add-on interest. Such rebate will be calculated in accordance with the Rule of 78s method.

                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

     The rate of principal payments on each Class of Certificates of a Series entitled to principal, the aggregate amount of each interest payment on each Class of Certificates of a Series entitled to interest and the yield to maturity of each Class of Certificates of a Series will be related to the rate and timing of payments of principal on the related Mortgage Loans, which may be in the form of scheduled and unscheduled payments. The rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for mortgage loans of a comparable term and risk level. In general, when the level of prevailing interest rates for similar loans significantly declines, the rate of prepayment is likely to increase, although the prepayment rate is influenced by a number of other factors, including general economic conditions and homeowner mobility. Defaults on mortgage loans are expected to occur with greater frequency in their early years, although little data is available with respect to the rate of default on second mortgage loans. The rate of default on second or more junior mortgage loans may be greater than that of mortgage loans secured by first liens on comparable properties. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to the holders of amounts of principal which would otherwise be distributed over the remaining terms of the Mortgage Loans.

     In addition, unless otherwise specified in the related Prospectus Supplement, the Master Servicer, the Sellers or the holders of the Class of Certificates of any Series specified in the related Prospectus Supplement may, at their option, cause the related Trust to sell all of the outstanding Mortgage Loans and REO Properties underlying the related Series of Certificates, and thus effect the early retirement of the related Certificates, after the date on which the Pool Principal Balance (as defined herein) is less than the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement. See "Description of the Certificates -- Optional Disposition of Mortgage Loans" herein. Further, if so specified in the related Prospectus Supplement, the Master Servicer or such other entities as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise. See "Description of the Certificates -- Mandatory Disposition of Mortgage Loans" herein.

     If the Pooling and Servicing Agreement for a Series of Certificates provides for a Prefunding Account or other means of funding the transfer of additional Mortgage Loans to the related Trust, as described under "Description of the Certificates -- Forward Commitments; Prefunding" herein, and the Trust is unable to acquire such additional Mortgage Loans within any applicable time limit, the amounts set aside for such purpose may be required to effect the retirement of all or a portion of one or more Classes of Certificates of such Series.

     As described above, the rate of prepayment on a pool of mortgage loans is affected by prevailing market rates for comparable mortgage loans. When the market interest rate is below the mortgage coupon, mortgagors may have an increased incentive to refinance their mortgage loans. Depending on prevailing market rates, the future outlook for market rates and economic conditions generally, some mortgagors may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, to meet cash flow needs or to make other investments. No representation is made as to the particular factors that will affect the prepayment of the Mortgage Loans underlying any Series of Certificates, as to the relative importance of such factors, as to the percentage of the principal balance of the Mortgage Loans that will be paid as of any date or as to the overall rate of prepayment on the related Mortgage Loans.

     The yield to maturity of certain Classes of Certificates of a Series may be particularly sensitive to the rate and timing of principal payments (including prepayments) of the Mortgage Loans, which may fluctuate significantly from time to time. The Prospectus Supplement relating to such Certificates will provide certain additional information with respect to the effect of such payments on the yield to maturity of such Certificates under varying rates of prepayment, including the rate of prepayment, if any, which would reduce the holder's yield to zero.

     Greater than anticipated prepayments of principal will increase the yield on Certificates purchased at a price less than par. Conversely, greater than anticipated prepayments of principal will decrease the yield on Certificates purchased at a price greater than par. The effect on an investor's yield due to principal prepayments on the Mortgage Loans occurring at a rate that is faster (or slower) than the rate anticipated by the investor in the period immediately following the issuance of the Certificates will not be entirely offset by a subsequent like reduction (or increase) in the rate of principal payments. The weighted average life of each

Class of Certificates of a Series will also be affected by the amount and timing of delinquencies and defaults on the related Mortgage Loans and the recoveries, if any, on defaulted Mortgage Loans and foreclosed properties in the related Mortgage Pool.

     The "weighted average life" of a Certificate refers to the average amount of time that will elapse from the date of issuance to the date each dollar in respect of principal of such Certificate is repaid. The weighted average life of each Class of Certificates of a Series will be influenced by, among other factors, the rate at which principal payments are made on the Mortgage Loans, including final payments made upon the maturity of Balloon Loans.

                                   THE TRUSTS

     Each Trust will be formed under a Pooling and Servicing Agreement (a "Pooling and Servicing Agreement") among one or both of the Sellers, the Master Servicer and the Trustee named therein (a "Trustee"). The property of each Trust will include: (i) the related Mortgage Loans as from time to time are subject to the related Pooling and Servicing Agreement and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property or are deposited in the Collection Account (defined herein), any Principal and Interest Account (defined herein), or other accounts established under any of the documents governing the Trust or the related Certificates, including amounts on deposit in such accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Pooling and Servicing Agreement and any Insurance Proceeds, (iv) Liquidation Proceeds, (v) Released Mortgaged Property Proceeds, and (vi) certain other property.

     The Master Servicer will service the Mortgage Loans either directly or through Subservicers in accordance with the Pooling and Servicing Agreement and generally in accordance with the first and second mortgage loan servicing standards and procedures accepted by prudent mortgage lending institutions. See "The Sellers' Home Equity Loan Program -- Servicing" and "Description of the Certificates -- Servicing Standards" and "-- Use of Subservicers" below for a further description of the Master Servicer's servicing procedures and provisions of the Pooling and Servicing Agreement relating to servicing standards and the use of Subservicers.

                                  THE SELLERS

     CoreStates Bank, N.A. is a national banking association organized under the laws of the United States. The principal executive offices of CoreStates Bank, N.A. are located at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107. Its telephone number is (215) 973-3100.

     New Jersey National Bank is a national banking association organized under the laws of the United States. The principal executive offices of New Jersey National Bank are located at 370 Scotch Road, West Trenton, New Jersey 08628. Its telephone number is (609) 771-5700.

     Each of the Sellers is, directly or indirectly, a wholly-owned subsidiary of CoreStates Financial Corp ("CoreStates"), a bank holding company headquartered in Philadelphia, Pennsylvania and registered under the Bank Holding Company Act of 1956, as amended. CoreStates, through the Sellers and its other subsidiaries, provides diversified financial services in the mid-Atlantic states and selected products and services worldwide. These services include, in addition to consumer finance, commercial finance, trust services, factoring, check processing, cash management, consumer electronic transactions, merchant banking and investment banking.

     Each of the Sellers is licensed, to the extent required, to make consumer loans, including second mortgage loans, in the states in which the mortgaged properties are located. The Sellers will sell and assign the Mortgage Loans to the Trust in exchange for the related Certificates. Each Mortgage Loan will be serviced by the Master Servicer. The Master Servicer will be entitled to receive the Servicing Fee. Neither the Master Servicer or the Sellers nor any of their affiliates will insure or guarantee the Certificates. The Certificates are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                     THE SELLERS' HOME EQUITY LOAN PROGRAM

GENERAL

     As part of its banking business, each Seller makes home equity loans to individuals. In most instances, these home equity loans are secured by non-purchase money first mortgages or second mortgages on owner-occupied one- to four-family residences, condominiums and townhouses. In some cases, the home equity loans are secured by a more junior mortgage, but only on an exception basis. Also, on an exception basis, home equity loans are secured by first or second mortgages on residential rental properties or vacation properties. All the home equity loans are mortgage loans. However, in a few cases, there may be additional collateral required. The "home equity loans" originated or acquired by the Sellers are both (i) loans which are secured by residential real property, the proceeds of which are used to make improvements to the real property securing the loan, and (ii) loans which are secured by residential real property, the proceeds of which are used for some purpose other than purchasing or making improvements on such real property (e.g., consolidating other debt).

     The Sellers have originated closed-end, fixed-rate home equity loans for many years and to a significant extent since 1988. Additionally, the Sellers have, and expect to continue, to acquire home equity loans from other institutions primarily in connection with the acquisition or merger of such institutions by or with CoreStates or the Sellers.

UNDERWRITING PROCEDURES

     The following is a description of the underwriting policies customarily employed by the Sellers with respect to home equity loans secured by mortgages on one- to four-family residences, condominiums and townhouses. Except as otherwise indicated these procedures are applicable to the Sellers' "prime" and "sub-prime" home equity loan lending programs. With respect to the Seller's prime program, the underwriting procedures described herein are substantially similar to the underwriting procedures employed by the originators of those home equity loans acquired by the Sellers from predecessor institutions. The underwriting process is intended to assess the applicant's credit standing and repayment ability, and the value and adequacy of the real property security as collateral for the proposed loan. The Sellers consider themselves to be credit lenders as opposed to equity lenders, focusing primarily on the borrower's ability to repay, and only secondarily on the potential value of the collateral upon foreclosure, in determining whether or not to make a mortgage loan.

     Exceptions to the Seller's underwriting policies may be made by a senior credit officer or his or her designee. The factors considered when determining if an exception to the general underwriting standards should be made include quality and value of the property, how long the borrower has owned the property, the amount of disposable income, type of employment, credit history, current and pending debt obligations, payment habits and status of past and currently existing mortgages.

     Each home equity loan funded by the Sellers is subject to an automated "credit scoring" which assists in the evaluation of applications for consumer credit. Information listing the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information are input onto CoreStates' Loan Application Processing System ("LAPS"), whereby the credit score is automatically calculated. CoreStates' credit scoring system is a product of the correlation of projected scoring results to CoreStates' acceptable risk levels. The result is an established "cut-off" score against which consumer credit application scores are measured and recommended for approval or denial as an "A" or prime risk loan. While the credit score is considered an integral part of the evaluation process, decisions by a lender(s) with respect to all home equity loan requests are judgmental (depending on their credit limits). The action recommended by the credit scoring system may be overridden upon approval from a senior lending officer. Override activity is tracked separately via the use of override codes. Override codes are used for approvals where the lender has information not considered in the scoring process or, in their judgment, the credit bureau data is not accurate or is mitigated based on other facts of the application. Loans that are automatically declined by the scoring system or overridden and manually declined by a lender will then be reviewed and considered as a sub-prime loan ("B", "C-1" or "C-2" risk loan level).

     Subsequent to the calculation of a credit score, the loan officer will conduct a further credit investigation of the applicant. This investigation includes obtaining and reviewing an independent credit bureau report on the credit history of the applicant in order to evaluate the applicant's ability and willingness to repay. The credit report typically contains information relating to such matters as credit history with local merchants and lenders, installment debt payments and any record of defaults, bankruptcy, collateral repossessions, suits or judgments. Any adverse information contained in the credit report must be acceptable (and if requested, explained) to the loan officer.

     The Sellers also review the applicant's debt-to-income ratio and employment history and obtain an employment verification which provides the applicant's current wages and length of employment, from either the applicant's employer, or from recent pay stubs and current W-2 forms which are supplied by the applicant. Income tax returns may also be obtained and reviewed and are required to be obtained, and reviewed for all sub-prime loans over $100,000. Self-employed borrowers are required to have been in business for at least two years and must provide signed federal income tax returns, including all schedules thereto for the past two tax years. Although the Sellers review the debt-to-income ratios and otherwise comply with the Seller's underwriting policies for applicants who are their employees, such debt-to-income ratios are not preserved on the LAPS system.

     If there is a senior mortgage on the property to be used as security for the home equity loan, an employee also evaluates the length of time the applicant has been in the home, the type and outstanding balance of the senior mortgage loan and its payment history. The Sellers obtain a credit reference on the senior mortgage by using either credit bureau information, telephone verification, or the year-end senior mortgage statement. In connection with the refinancing of a loan secured by a mortgage senior to a home equity loan, the Sellers will accept requests for the subordination of such home equity loan if the borrower and the mortgage company requesting the subordination submit a title search, a new appraisal and the amount which is to be financed. The Sellers will obtain credit bureau information and evaluate the current equity and lien position as well as credit history. As long as the equity and lien position and credit history remain within underwriting standards, the subordination will be permitted, however, for sub-prime loans, the Sellers reserve the right to tighten the equity requirements regarding subordinations.

     Appraisals determined on the basis of a Seller-approved, independent third-party, fee-based appraisal completed on forms approved by FNMA or FHLMC are generally performed on all home equity loans which at origination have a principal balance greater than $100,000. Prior to May 1994, for loans which have at origination a principal balance greater than $25,000 and less than or equal to $100,000, a drive-by evaluation is generally completed by a state licensed, independent third-party, professional appraiser on forms approved by FHLMC. The drive-by evaluation is an exterior examination of the premises by the appraiser and photographs of the front, rear and street view of the property may be included in the submitted evaluation. For prime loans which have at origination a principal balance of $25,000 or less, no appraisal or drive-by evaluation is generally performed. In such cases, property valuations are made at the discretion of the Seller based on its knowledge of the area in which the related Mortgaged Property is located. If the Seller is uncertain as to the valuation of such Mortgaged Property, a drive-by evaluation may be performed. Beginning May 1994, such a drive-by evaluation is generally completed for all loans.

     With respect to prime loans, beginning May 1995, each loan with a principal balance of up to $50,000 is evaluated based on a tax assessment, a multiplier of the original purchase price, an existing appraisal, the original consideration, a drive-by evaluation or comparable sales data for the related Mortgaged Property. Such an evaluation of any Mortgaged Property may be waived at a senior loan officer's discretion. Evaluations using comparable sales data are required for each new loan with a principal balance of between $50,000 and $100,000. This method of evaluation may be substituted with one of the other methods listed above with the approval of a senior loan officer. Independent, third-party, fee-based appraisals completed on FNMA forms are obtained on all loans with principal balances greater than $100,000 at origination.

     With respect to sub-prime loans, for loans which have at origination a principal balance less than or equal to $100,000, a drive-by evaluation is generally completed by a state licensed, independent third-party, professional appraiser on forms approved by FHLMC. Independent, third-party, fee-based appraisals completed on FNMA forms are obtained on all loans with principal balances greater than $100,000 at origination.

     After obtaining all applicable employment, credit and property information, the Sellers determine whether sufficient unencumbered equity in the property exists and whether the prospective borrower has sufficient monthly income available to support the payments of principal and interest on the home equity loan in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations. The Sellers currently use a debt-to-gross income ratio, which is the ratio of the prospective borrower's total monthly payments on all outstanding debt (including the new loan) to the borrower's gross monthly income (with certain adjustments made for non-taxable income). In April 1996, the Sellers revised their policy with regard to debt-to-income ratios so that generally the debt-to-gross income ratio for any prime or sub-prime borrower may not exceed 40%. Previously, for prime loans the Sellers permitted a debt-to-net income ratio of 45% or, if a borrower's monthly disposable income was greater than $1,000, 50%. If the borrower has an open-ended credit obligation, the debt payment is calculated at the maximum available credit limit. Exceptions to the debt-to-gross income ratio requirement may be made with the approval of a senior loan officer.

     With respect to prime loans originated by the Sellers prior to March 1992 and secured by mortgages on one- to four-family residences, condominiums and townhouses, the Sellers' underwriting guidelines permitted a maximum Combined Loan-to-Value Ratio of up to 80% or such higher ratio if approved on an exception basis for such home equity loans. The maximum Combined Loan-to-Value Ratios for such home equity loans originated by the Sellers beginning in March 1992 and prior to May 1994 are 70% if the appraised value is up to $250,000; 62.5% if the appraised value is from $250,000 to $500,000; and 50% (or such higher ratio if approved on an exception basis) if the appraised value is over $500,000. With respect to the home equity loans originated by the Sellers beginning in May 1994 and prior to February 1996, the maximum Combined Loan-to-Value Ratio is 70% if the appraised value is up to $250,000 and 60% if the appraised value is greater than $250,000. Since February 1996, the maximum permitted Combined Loan-to-Value Ratio is 80% of the applicable appraised value up to $250,000 and 60% of the amount by which the appraisal value exceeds $250,000.

     The Sellers use the following categories and characteristics as guidelines to grade the potential likelihood that the borrower will satisfy the repayment conditions of the sub-prime home equity loan:

     "B" Risk. Under the "B" risk category, the prospective borrower must have generally repaid installment or revolving debt according to its terms. First and second mortgages may have a maximum of three 30-day late payments within the past 12 months with account being current at closing. Major credit cards may have payments no greater than 30 days late during the past 12 months and all accounts must be current at closing. Minor credit cards/department stores may have payments no greater than 60 days late and all accounts must be current at closing. The "B" risk loans may not have any history of bankruptcy and any unpaid tax liens or judgments must be paid at closing. Any charge-offs require review and satisfactory explanation. The loan-to-value ratio for the "B" risk loans cannot exceed: 75% on primary, single family residences and townhouses; 70% on condominiums; and 70% on second homes and non-owner occupied investment/rental properties. Loan-to-value exceptions may not exceed 10% of the above guidelines and are subject to a rate increase. The proposed home equity loan may be no greater than second lien position.

     "C-1" Risk. Under the "C-1" risk category, the prospective borrower must have generally repaid installment or revolving debt but has a history of occasional slow pay. First and second mortgages may have a maximum of four 30-day late payments or two 60-day late payments within the last 12 months with the account being current at closing. Major credit cards may have payments no greater than 60 to 90 days late during the past 12 months and all accounts must be current at closing. Minor credit cards/department stores may have payments no greater than 90 days late and all accounts must be current at closing. The "C-1" risk loans may not have declared bankruptcy within the past three years and any unpaid tax liens or judgements must be paid at closing. Any charge-offs require review and satisfactory explanation. The loan-to-value ratio for the "C-1" risk loans cannot exceed: 70% on primary, single family residences and townhouses; 60% on condominiums; and 60% on second homes and non-owner occupied investment/rental properties. Loan-to-value exceptions may not exceed 10% of the above guidelines and are subject to a rate increase. The proposed home equity loan may be no greater than second lien position.

     "C-2" Risk. Under the "C-2" risk category, the prospective borrower has marginal credit and may have experienced credit problems in the past. First and second mortgages may have a history of no greater than 90-day late payments over the life of the loan. The mortgage may be 30 days late upon approval but must be brought current at closing. Major credit cards may have payments no greater than 120 days late during the past 12 months and all accounts must be current at closing. Minor credit cards/department stores may have payments no greater than 120 days late and all accounts must be current at closing. Any bankruptcy for the "C-2" risk loan must have been discharged at least two years ago. Any unpaid tax liens or judgements must be paid at closing and charge-offs require review and satisfactory explanation. The loan-to-value ratio for the "C-2" risk loans cannot exceed 60% on primary, single family residences and townhouses. The "C-2" risk loans are not offered on home equity loans collateralized by condominiums, second homes and non-owner occupied investment/rental properties. Loan-to-value exceptions may not exceed 10% of the above guidelines and are subject to a rate increase. The proposed home equity loan may be no greater than second lien position.

     The Sellers frequently finance certain fees and insurance premiums at the time of loan origination, but do not include such amounts in the principal amount of the home equity loan when making Combined Loan-to-Value Ratio computations for loan approval purposes. However, the information contained in each Prospectus Supplement regarding Combined Loan-to-Ratio-Value Ratios and Home Equity Loan-to-Value Ratios for the Mortgage Pool relating to each Trust may include financed fees and insurance premiums, if any, in the original principal amount of the Mortgage Loans and such financed fees and insurance premiums, if any, will be included as part of the principal balances of the Mortgage Loans sold to the Trust.

     Some of the home equity loans are secured by two or more mortgaged properties owned by the borrower (a "Cross-Collateralized Loan"). When considering an application for such a loan, the Sellers consider the combined appraised value of the properties and the total indebtedness of the borrower secured by the properties. A Cross-Collateralized Loan is subject to previously stated maximum Combined Loan-to-Value Ratios.

     With respect to prime and sub-prime loans, it is each Seller's policy to require a title search before it makes a home equity loan. In addition, if the mortgage loan has an original principal balance greater than $100,000, each Seller requires that the borrower obtain a lender's title insurance policy, or other assurance of title customary in the relevant jurisdiction.

     When an application is approved, a prime or sub-prime home equity loan is completed by signing loan documents, including a promissory note, rescission statement, and mortgage which will secure the repayment of principal of and interest on the related home equity loan. The original mortgage is then recorded in the appropriate office.

     Following the three business day rescission period required by the federal Truth-in-Lending Act, a home equity loan is fully funded. Scheduled repayment of principal and interest on such loan on a fully-amortizing basis generally begins one month from the date interest starts to accrue.

     The related Prospectus Supplement will set forth the distribution of related Mortgage loans between the prime and sub-prime loan category, and with respect to sub-prime Mortgage loans, the distribution among risk loan levels.

     In addition, if any Mortgage Loans are acquired from another originating institution, including, but not limited to, as a result of the acquisition of or merger with such an institution, the related Prospectus Supplement will set forth any relevant information with respect to the underwriting procedures of such institution and the terms of such Mortgage Loans.

TERMS OF THE HOME EQUITY LOANS

     The Sellers originate and acquire fixed-rate, closed-end home equity loans. A simple interest loan provides for the amortization of the amount financed under the loan over a series of equal monthly payments. Each monthly payment includes an installment of interest which is calculated on the basis of the outstanding principal balance of the loan multiplied by the stated Mortgage Interest Rate and further multiplied by a fraction, of which the numerator is the number of days in the period elapsed since the preceding payment of interest was made and the denominator is the number of days in the annual period for which interest accrues on such loan. As payments are received under a simple interest loan, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a fixed monthly installment on a simple interest loan before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. The home equity loans originated by the Sellers typically have original terms to maturity ranging from 85 to 180 months and provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the related mortgage note in sufficient amounts to fully amortize the principal thereof by maturity. Payments on the home equity loans in the form of late payment charges, or other miscellaneous administrative charges, to the extent collected from borrowers, will be retained by the Master Servicer as additional servicing compensation. See "Description of the Certificates -- Servicing Compensation" and "-- Payment of Expenses."

     None of the home equity loans are insured by the Federal Housing Administration, guaranteed by the Veterans Administration are otherwise insured or guaranteed in any manner (except in some cases for title and hazard insurance, which insurance is required to be obtained by the borrower).

SERVICING

     The Master Servicer has established standard policies for servicing and collection of the home equity loans. Servicing includes, but is not limited to, post-origination loan processing, customer service, collections, remittance processing and liquidations.

     The Master Servicer sends a payment coupon book to each borrower upon the origination of a home equity loan, unless the borrower elects automatic payment from his checking account. If the borrower's payment is within 90% of the payment amount due, the system will automatically consider the loan current. If timely payment is not received, the collection process is initiated on the fifteenth day past the due date. The Master Servicer will attempt to contact the borrower to make payment arrangements.

     All delinquencies are classified at the end of each month. Except as provided below, on the first day of each month, all loans for which a borrower has missed the monthly payment due in the prior month are considered 16-30 days past due. If a borrower misses two consecutive monthly payments, the loan is considered 31-60 days past due on the first day of the month following the second missed payment and if a borrower misses three consecutive monthly payments, the loan is considered 61-90 days past due on the first day of the month following the third missed payment.

     Notwithstanding the foregoing, if a borrower remits multiple monthly payments in any month, the Sellers generally do not require the borrower to remit an additional payment for a period of time equal to the number of months for which payments are received. Consequently, on the Payment Dates following the Due Periods for which no monthly payments are required to be made on any such Mortgage Loan, although interest has accrued on such Mortgage Loans, there may be insufficient collections on the Mortgage Loans to make distributions on the Certificates. Such insufficiency, to the extent not covered by amounts otherwise payable in respect of the Mortgage Loans or any Reserve Account, Spread Account or similar account, could result in delays in payments to Certificateholders until such time as future monthly payments are made on such Mortgage Loans sufficient to cover any unpaid interest shortfall.

     If arrangements have not been made to cure the delinquency prior to the date when the loan is considered 61-90 days past due, the Master Servicer initiates a process of investigation and evaluation leading to foreclosure if the collateral value is sufficient to protect the interest of the Seller. All foreclosures are handled by the Master Servicer and are initiated only at the direction of a collection manager, consumer risk manager or senior consumer lender and only if attempts to negotiate payment terms with the borrower have failed. When foreclosure proceedings are initiated, a third party appraiser inspects the property, completes a drive-by evaluation and obtains comparable sales prices and listings in the area. In addition, homeowner's insurance is verified and the status of senior mortgages and property taxes is checked. Subject to applicable state law, all legal expenses are assessed to the account and become the responsibility of the borrower.

     Servicing and charge-off policies and collection practices may change over time in accordance with, among other things, the Master Servicer's business judgment, changes in the portfolio and applicable laws and regulations. Current charge-off policy is 120-days contractual delinquency for the full outstanding balance. Any realization from the sale of foreclosed property is taken as recovery. After a Seller acquires title to a mortgaged property by foreclosure or deed in lieu of foreclosure and 90 days have passed during which the property has not been sold, the Master Servicer requires a full appraisal of the property. The mortgaged property is then written down, if necessary, to its fair market value as determined by such new appraisal.

     The Master Servicer may not foreclose on the property securing a junior home equity loan unless it forecloses subject to all senior mortgages, in which case the Seller generally pays the entire amount due on any senior mortgage to the senior mortgagee at or prior to the foreclosure sale. If any senior mortgage loan is in default after the Master Servicer has initiated its foreclosure action, the Seller may advance funds to keep such senior mortgage loan current until such time as the Seller satisfies such senior mortgage loan. Such amounts are added to the balance of the home equity loan. In the event that foreclosure proceedings have been instituted on any senior mortgage prior to the initiation of the Master Servicer's foreclosure action, the Seller will either satisfy the senior mortgage loan at the time of the foreclosure sale or take other action to protect its interest in the related property.

DELINQUENCY AND LOSS EXPERIENCE

     The related Prospectus Supplement will set forth information relating to the delinquency and loan loss experience for home equity loans serviced by the Master Servicer (including home equity loans owned by the Sellers) (the "Primary Servicing Portfolio") for each of the four prior years. In addition, with respect to any Mortgage Loans acquired from an originator other than the Sellers, including as a result of the acquisition of or merger with such originator, the related Prospectus Supplement will set forth any relevant delinquency and loan loss experience with respect to home equity loans serviced or owned by such originator. The data so presented is for illustrative purposes only, and there is no assurance that future delinquency or loss experience of the related Mortgage Loans will be similar to that set forth in the related Prospectus Supplement.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

     The following summary describes certain terms of the Certificates, common to each Pooling and Servicing Agreement. A form of the Pooling and Servicing Agreement has been filed as an Exhibit to the Registration Statement of which this Prospectus forms a part. The summary does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Certificates, the Pooling and Servicing Agreement and the related Prospectus Supplement. Where particular provisions or terms used in any of such documents are referred to, the actual provisions (including definitions of terms) are incorporated by reference as part of such summaries.

     The Certificates will represent beneficial interests in the assets of the related Trust, including (i) the Mortgage Loans and all proceeds thereof, (ii) REO Property, (iii) amounts on deposit in the funds and accounts established with respect to the related Trust, including all investments of amounts on deposit therein, and (iv) certain other property, as described in the related Prospectus Supplement. If specified in the related

Prospectus Supplement, one or more Classes of Certificates of a Series may have the benefit of one or more of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization or other form of credit enhancement. If so specified in the related Prospectus Supplement, a Series of Certificates may have the benefit of one or more of a mortgage pool insurance policy, bankruptcy bond, special hazard insurance policy of similar credit enhancement. Any such credit enhancement may be included in the assets of the related Trust. See "Description of Credit Enhancement" herein.

     A Series of Certificates may include one or more Classes entitled to distributions of principal and disproportionate, nominal or no interest distributions or distributions of interest and disproportionate, nominal or no principal distributions. The principal amount of any Certificate may be zero or may be a notional amount as specified in the related Prospectus Supplement. A Class of Certificates of a Series entitled to payments of interest may receive interest at a specified rate (a "Certificate Interest Rate") which may be fixed, variable or adjustable and may differ from other Classes of the same Series, may receive interest based on the weighted average Mortgage Interest Rate on the related Mortgage Loans, or may receive interest as otherwise determined, all as described in the related Prospectus Supplement. One or more Classes of a Series may be Certificates upon which interest will accrue but not be currently paid until certain other Classes have received principal payments due to them in full or until the occurrence of certain events, as set forth in the related Prospectus Supplement. One or more Classes of Certificates of a Series may be entitled to receive principal payments pursuant to a planned amortization schedule or may be entitled to receive interest payments based on a notional principal amount which reduces in accordance with a planned amortization schedule. A Series may also include one or more Classes of Certificates entitled to payments derived from a specified group or groups of Mortgage Loans held by the related Trust. The rights of one or more Classes of Certificates may be senior or subordinate to the rights of one or more of the other Classes of Certificates. A Series may include two or more Classes of Certificates which differ as to the timing, sequential order, priority of payment or amount of distributions of principal or interest or both.

     Each Class of Certificates of a Series will be issued in the denominations specified in the related Prospectus Supplement. Each Certificate will represent a percentage interest (a "Percentage Interest") in the Certificates of the respective Class, determined by dividing the original dollar amount (or Notional Principal Amount (as defined below), in the case of certain Certificates entitled to receive interest only) represented by such Certificate by the Original Principal Balance of such Class. The related Prospectus Supplement will set forth the amount or method of calculating the Notional Principal Amount with respect to any Certificate.

     One or more Classes of Certificates of a Series may be issuable in the form of fully registered definitive certificates or, if so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series (the "Book-Entry Certificates") may initially be represented by one or more certificates registered in the name of Cede & Co. ("Cede"), the nominee of The Depository Trust Company ("DTC"), and available only in the form of book-entries on the records of DTC, participating members thereof ("Participants") and other entities, such as banks, brokers, dealers and trust companies, that clear through or maintain custodial relationships with a Participant, either directly or indirectly ("Indirect Participants"). Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. Certificates representing the Book-Entry Certificates will be issued in definitive form only under the limited circumstances described herein and in the related Prospectus Supplement. With respect to Book-Entry Certificates, all references herein to "holders" of Certificates shall reflect the rights of owners of the Book-Entry Certificates, as they may indirectly exercise such rights through DTC and Participants, except as otherwise specified herein. See "-- Registration of Certificates" herein.

     Unless otherwise specified in the related Prospectus Supplement, on each Payment Date there shall be paid to each person in whose name a Certificate is registered on the related Record Date (which in case of the Book-Entry Certificates initially will be only Cede, as nominee of DTC), the portion of the aggregate payment to be made to holders of such Class to which such holder is entitled, if any, based on the Percentage Interest, held by such holder of such Class.

INTEREST

     Unless otherwise specified in the related Prospectus Supplement, interest will accrue on each Class of Certificates of a Series (other than a Class of Certificates entitled to receive only principal) during each period specified in the related Prospectus Supplement (each, an "Accrual Period") at the Certificate Interest Rate for such Class specified in the related Prospectus Supplement. Interest accrued on each Class of Certificates at the applicable Certificate Interest Rate during each Accrual Period will be paid, to the extent monies are available therefor, on each Payment Date, commencing on the day specified in the related Prospectus Supplement and will be distributed in the manner specified in such Prospectus Supplement, except for any Class of Certificates ("Accrual Certificates") on which interest is to accrue and not be paid until the principal of certain other Classes has been paid in full or the occurrence of certain events as specified in such Prospectus Supplement. If so described in the related Prospectus Supplement, interest that has accrued but is not yet payable on any Accrual Certificates will be added to the principal balance thereof on each Payment Date and will thereafter bear interest at the applicable Certificate Interest Rate. Payments of interest with respect to any Class of Certificates entitled to receive interest only or a disproportionate amount of interest and principal will be paid in the manner set forth in the related Prospectus Supplement. Payments of interest (or accruals of interest, in the case of Accrual Certificates) with respect to any Series of Certificates or one or more Classes of Certificates of such Series, may be reduced to the extent of interest shortfalls not covered by Advances, if any, or by any applicable credit enhancement.

PRINCIPAL

     On each Payment Date, commencing with the Payment Date specified in the related Prospectus Supplement, principal with respect to the related Mortgage Loans during the period specified in the related Prospectus Supplement (each such period, a "Due Period") will be paid to holders of the Certificates of the related Series (other than a Class of Certificates of such Series entitled to receive interest only) in the priority, manner and amount specified in such Prospectus Supplement, to the extent funds are available therefor. Unless otherwise specified in the related Prospectus Supplement, such principal payments will generally include (i) the principal portion of all scheduled payments ("Monthly Payments") received on the related Mortgage Loans during the related Due Period, (ii) any principal prepayments of any such Mortgage Loans in full ("Principal Prepayments") and in part ("Curtailments") received during the related Due Period or such other period (each, a "Prepayment Period") specified in the related Prospectus Supplement, (iii) the principal portion of (A) the proceeds of any insurance policy relating to a Mortgage Loan, a Mortgaged Property (defined herein) or a REO Property (defined herein), net of any amounts applied to the repair of the Mortgaged Property or released to the Mortgagor (defined herein) and net of reimbursable expenses ("Insurance Proceeds"), (B) proceeds received in connection with the liquidation of any defaulted Mortgage Loans ("Liquidation Proceeds"), net of fees and advances reimbursable therefrom ("Net Liquidation Proceeds") and (C) proceeds received in connection with a taking of a related Mortgaged Property by condemnation or the exercise of eminent domain or in connection with any partial release of any such Mortgaged Property from the related lien ("Released Mortgaged Property Proceeds"), (iv) the principal portion of all amounts paid by the Sellers in connection with the purchase of or substitution for a Mortgage Loan as to which there is defective documentation or a breach of a representation or warranty contained in the related Pooling and Servicing Agreement and (v) the principal balance of each defaulted Mortgage Loan or REO Property as to which the Master Servicer has determined that all amounts expected to be recovered have been recovered (each, a "Liquidated Mortgage Loan"), to the extent not included in the amounts described in clauses (i) through (iv) above (the aggregate of the amounts described in clauses (i) through (v), the "Basic Principal Payment"). Payments of principal with respect to a Series of Certificates or one or more Classes of such Series may be reduced to the extent of delinquencies or losses not covered by advances or any applicable credit enhancement.

ASSIGNMENT OF THE MORTGAGE LOANS

     At the time of issuance of a Series of Certificates, the Sellers will assign the Mortgage Loans to the Trust pursuant to a Pooling and Servicing Agreement together with all principal and interest received on or with respect to the Mortgage Loans, other than principal and interest due or received on or before the related Cut-off Date, to the extent specified in the related Prospectus Supplement.

     Each Mortgage Loan will be identified in a schedule included as an exhibit to the related Pooling and Servicing Agreement (the "Mortgage Loan Schedule"). The Mortgage Loan Schedule will set forth certain information with respect to each Mortgage Loan, including, among other things, the principal balance as of the Cut-off Date, the Mortgage Interest Rate, the scheduled monthly payment of principal and interest, the maturity of the Mortgage Note, the Combined Loan-to-Value Ratio at origination and, as applicable, the Home Equity Loan-to-Value Ratio at origination.

     Unless otherwise specified in the related Prospectus Supplement, under the terms of each Pooling and Servicing Agreement, during the period that the related Certificates are outstanding and so long as the ratings of the long-term senior unsecured debt of CoreStates Bank, N.A. and New Jersey National Bank satisfy the rating conditions set forth in the related Prospectus Supplement, CoreStates Bank, N.A. will hold the original documentation relating to each Mortgage Loan, including the related Mortgage Note and Mortgage (such original documentation, the "Mortgage File"), as custodian and agent for the Trustee and will not be required to record assignments of the Mortgages in favor of the Trustee. If CoreStates Bank, N.A.'s long-term senior unsecured debt rating does not satisfy the above-described conditions, the Mortgage Files relating to the Mortgage Loans sold by both Sellers, or, if New Jersey National Bank's long-term senior unsecured debt rating does not satisfy such conditions, or on the related Closing Date if the related Prospectus Supplement so specifies, the Mortgage Files relating to Mortgage Loans sold by New Jersey National Bank, will be delivered to the Trustee or an independent custodian on behalf of the Trustee within 90 days of the date such conditions are not satisfied, and assignments of the Mortgages in favor of the Trustee will be required to be recorded (or opinions of counsel acceptable to the Rating Agencies will be obtained to the effect that recording is not required to protect the Trust's interest in and to the related Mortgage Loan). Under the Pooling and Servicing Agreement, the Trustee is appointed attorney-in-fact for each Seller with power to prepare, execute and record assignments of the Mortgages in the event that the Sellers fail to do so on a timely basis. Prior to the delivery of a Mortgage File to the Trustee, the related Mortgage Note will not be endorsed to the Trustee. See "Risk Factors -- Creditors' Rights and Insolvency Considerations".

     If Mortgage Files are delivered to the Trustee or a custodian on behalf of the Trustee, the Trustee (or such custodian) will review such Mortgage Files, and if any document required to be included in the Mortgage File is found to be defective in any material respect and such defect is not cured within 30 days following written notification thereof to the Master Servicer by the Trustee, the related Seller will be required to repurchase the related Mortgage Loan in the manner set forth below.

     If Mortgage Files are required to be delivered to the Trustee, the Trustee will be authorized to appoint a custodian, which custodian shall not be an affiliate of the Master Servicer and shall meet certain other criteria set forth in the Pooling and Servicing Agreement, to maintain possession of and review the documents with respect to the Mortgage Loans, as the agent of the Trustee. Any such Custodian will be required to release the Mortgage Files to the Master Servicer or to any Subservicers in connection with its servicing activities or for review by licensing authorities. Any such Custodial Agreement will be on such terms as the Trustee, the Master Servicer and the Custodian shall agree.

     Since the Mortgage Files may be retained by CoreStates Bank, N.A., as custodian for the Trustee, and assignments by the Sellers to the Trustee of the Mortgages will not be recorded, it might be possible for a Seller to transfer the Mortgage Loans to bona fide purchasers for value without notice, notwithstanding and in derogation of the rights of the Trustee. See "Special Considerations".

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

     Unless otherwise specified in the related Prospectus Supplement, each Seller will represent, among other things, that as to each Mortgage Loan conveyed by any Seller as of the related Closing Date:

          1. The information set forth in the Mortgage Loan Schedule regarding such Mortgage Loan was true and correct at the date or dates respecting which such information is furnished.

          2. Such Mortgage Loan was originated or acquired by the Seller, and the related Mortgage is a valid lien on the related Mortgaged Property securing the amount owed by the Mortgagor under the related Mortgage Note subject only to (i) the lien of current real property taxes and assessments, (ii) the lien of any related first or second mortgage or deed of trust (as to any Mortgage Loan that is not secured by a first priority lien), (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal or title policy obtained in connection with the origination of the related Mortgage Loan obtained by the Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

          3. Each Mortgaged Property consists of one- to four-family residential real property, a condominium, townhouse or, if and to the extent specified in the related Prospectus Supplement, cooperatives, planned unit developments, and manufactured housing units located in the United States. No Mortgaged Property consists solely of raw land, an apartment building having more than four units, or a cooperative apartment which is not considered to be realty under applicable law.

          4. Immediately prior to the sale and assignment by the Seller to the Trustee, the Seller had good and indefeasible title to such Mortgage Loan, free of any interest of any other Person, and the Seller has transferred all of its right, title and interest in and to such Mortgage Loan to the related Trust.

          5. For each Mortgage Loan having an original principal balance in excess of $100,000, a lender's title insurance policy or binder, or other assurance of title customary in the relevant jurisdiction therefor, was obtained on or as of the date of the recording of the related Mortgage Loan, and each such policy, binder or assurance is valid and remains in full force and effect.

          6. Each original Mortgage was recorded, or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller or as against creditors of the Seller's predecessors in title.

          7. To the best knowledge of the Seller, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to the related Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in 5. above.

          8. To the best knowledge of the Seller, there is no delinquent tax or assessment lien against any Mortgaged Property. There is no valid offset, defense or counterclaim to the related Mortgage Note or Mortgage.

          9. The Seller has possession of such Mortgage Loan and the Mortgage Files, and there are and there will be no custodial agreements in effect materially and adversely affecting the rights of the Seller to make, or cause to be made, any delivery of such Mortgage Loan or Mortgage Files as required hereunder.

          10. Such Mortgage Loan is a mortgage loan principally secured by an interest in real property for purposes of the REMIC provisions of the Code and is secured by a first or more junior priority Mortgage.

          11. The credit underwriting guidelines applicable to such Mortgage Loan conformed in all material respects to the description thereof set forth in the Prospectus and in the related Prospectus Supplement. Such Mortgage Loan conforms, and all Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus and in the related Prospectus Supplement.

          12. Such Mortgage Loan was not selected from among the Seller's assets in a manner which would cause them to be adversely selected as to credit risk from the pool of home equity loans owned by the Seller.

     Such Seller will also make representations in the related Prospectus Supplement as to the percentage of all of the Mortgage Loans or of the Mortgage Loans in the Sample Pool which are secured by an owner-occupied Mortgaged Property, the percentage of Mortgage Loans which are Balloon Loans, the percentage of Mortgage Loans secured by Mortgaged Properties located within any single zip code area and the percentage of the Mortgage Loans which were 30 or more days contractually delinquent.

     In addition, each Seller will, with respect to each Bankruptcy Mortgage Loan, make certain representations regarding (i) the number of payments made under the related Bankruptcy Plan and (ii) the ratio of (a) the outstanding principal balance of the Bankruptcy Mortgage Loan (plus the outstanding principal balance of any Senior Lien) divided by (b) the current appraised value of the related Mortgaged Property, as determined within 30 days after the Closing Date. If there is a breach of these representations as to any Bankruptcy Mortgage Loan which is not waived by the Trustee or any Credit Provider, the Sellers may, as described below, be required to repurchase such Bankruptcy Mortgage Loan. Such repurchases would have the effect of increasing the rate of prepayment of the Mortgage Loans.

     Upon the discovery by any of the Sellers, the Master Servicer, any Subservicer, the Custodian, if any, the Credit Provider, if any, the Trustee or any other party specified in the Pooling and Servicing Agreement that any of the representations and warranties described above have been breached in any material respect as of the Closing Date, with the result that the interests of the holders of the related Certificates in the related Mortgage Loan or the interests of any Credit Provider or any other party specified in such Pooling and Servicing Agreement are materially and adversely affected, the party discovering such breach is required to give prompt written notice to the other parties. Within 60 days (or such other period as may be specified in the related Prospectus Supplement) of the earlier to occur of its discovery or its receipt of notice of any such breach, the Master Servicer is required to (i) cure or cause the respective Seller to cure such breach in all material respects, (ii) unless otherwise specified in the related Prospectus Supplement, remove each Mortgage Loan which has given rise to the requirement for action, or cause the respective Seller to substitute one or more mortgage loans that meet certain criteria set forth in the related Pooling and Servicing Agreement (each a "Qualified Substitute Mortgage Loan") and, if the outstanding principal balance of such Qualified Substitute Mortgage Loans plus accrued and unpaid interest thereon as of the date of such substitution is less than the outstanding principal balance, plus accrued and unpaid interest thereon and any unreimbursed Servicing Advances, of the replaced Mortgage Loans as of the date of substitution, deliver or cause to be delivered to the Master Servicer, the amount of any such shortfall (a "Substitution Adjustment"), to become part of the amount remitted by the Master Servicer to the Trustee on the related Payment Date, or (iii) purchase or cause the respective Seller to purchase such Mortgage Loan at a price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase plus all accrued and unpaid interest on such outstanding principal balance computed at the Mortgage Interest Rate, and deposit such purchase price into the Principal and Interest Account or Collection Account (as specified in the related Prospectus Supplement) on the next succeeding Determination Date or other date specified in the related Pooling and Servicing Agreement; provided, however, that no such purchase or substitution may be made if such Mortgage Loan is not in default or no default as to such Mortgage Loan is imminent and no substitution may be made more than two years after the Closing Date, in each case unless there shall have been delivered to the Trustee an opinion of counsel knowledgeable in federal income tax matters which states that such a purchase or substitution would not constitute a prohibited transaction under the REMIC Provisions (defined herein) or cause the Trust to otherwise incur a tax liability or to fail to qualify as a REMIC at any time the related Certificates are outstanding. The obligation of the Sellers or the Master Servicer to cure, substitute or purchase any Mortgage Loan as described above will constitute the sole remedy respecting a material breach of any such representation or warranty to the holders of the related Certificates or the Trustee.

PAYMENTS ON THE MORTGAGE LOANS

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Master Servicer to cause to be established and maintained an account (the "Principal and Interest Account") at an institution (which may be a Seller) meeting certain ratings and other criteria set forth in the Pooling and Servicing Agreement (an "Eligible Account"), into which it is required to deposit certain payments received in respect of the Mortgage Loans, as more fully described below. Unless otherwise specified in the related Prospectus Supplement, all funds in the Principal and Interest Account are required to be held (i) uninvested, either in trust or insured by the Federal Deposit Insurance Corporation up to the limits provided by law, (ii) invested in certain permitted investments, which are generally limited to United States government securities and other high-quality investments and repurchase agreements or similar arrangements with respect to such investments or (iii) invested in certain asset management accounts maintained by the Trustee (collectively, "Permitted Instruments"). Unless otherwise specified in the related Prospectus Supplement, any investment earnings on funds held in the Principal and Interest Account will be for the account of the Master Servicer.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer is required to use its reasonable efforts to deposit into the Principal and Interest Account within one business day of receipt (and in any event to deposit within two business days of receipt) all Monthly Payments received on or after the related Cut-off Date (unless the related Prospectus Supplement otherwise specifies, other than amounts received on or after the Cut-off Date) in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date and all Principal Prepayments and Curtailments collected on or after the Cut-off Date (net of the Servicing Fee with respect to each Mortgage Loan and other servicing compensation payable to the Master Servicer as permitted by the Pooling and Servicing Agreement), all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, any amounts paid in connection with the repurchase of any Mortgage Loan, the amount of any Substitution Adjustments, the amount of any losses incurred in connection with investments in Permitted Instruments and certain amounts relating to insufficient insurance policies and REO Property. If the related Prospectus Supplement provides that there will be no Principal and Interest Account, all of such payments will be deposited directly in the Collection Account, as specified therein.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may make withdrawals from the Principal and Interest Account only for the following purposes:

          (i) for deposit to the Collection Account no later than the business day preceding each Payment Date, the Excess Spread (defined below), if any, and the Available Payment Amount for the related Due Period. "Excess Spread" means generally the aggregate excess, if any, of interest accrued on the related Mortgage Loans during the Due Period over interest accrued on the related Certificates at the applicable Certificate Interest Rates on the related Payment Date.

          (ii) to reimburse itself for any accrued unpaid Servicing Fees and unreimbursed Servicing Advances to the extent provided in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's right to reimburse itself for unpaid Servicing Fees and unreimbursed Servicing Advances will be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed;

          The Master Servicer's rights to such reimbursement will be prior to the rights of holders of the related Certificates unless CoreStates Bank, N.A. is the Master Servicer and a Seller is required to purchase or substitute a Mortgage Loan pursuant to the Pooling and Servicing Agreement, in which case the Master Servicer's right to such reimbursement shall be junior to the payment to such holders of the purchase price or Substitution Adjustment;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) to make investments in Permitted Instruments and, after effecting the remittance described in clause (i) above, to pay itself interest earned in respect of Permitted Instruments or on funds deposited in the Principal and Interest Account;

          (v) to withdraw any funds deposited in the Principal and Interest Account that were not required to be deposited therein (such as servicing compensation) or were deposited therein in error;

          (vi) to pay itself the Servicing Fee and any other permitted servicing compensation to the extent not previously retained or paid;

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property;

          (viii) to make Servicing Advances, as more fully described below; and

          (ix) with respect to a Bankruptcy Loan, to remit to the applicable Seller certain payments, as provided in the Pooling and Servicing Agreement; and

          (x) to clear and terminate the Principal and Interest Account upon the termination of the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer is required to wire transfer to the Collection Account the amount described in clause (i) above no later than the business day preceding each Payment Date.

ADVANCES; SERVICING ADVANCES

     If so specified in the related Prospectus Supplement, not later than the close of business on the business day prior to each Payment Date, the Master Servicer may be required to withdraw from amounts on deposit in any Principal and Interest Account and held for future distribution or, if so specified in the related Prospectus Supplement, to pay from its own funds, and remit for deposit in the Collection Account an amount (each, an "Advance"), to be distributed on the related Payment Date, equal to (x) the sum of the interest portions of the aggregate amount of Monthly Payments (net of the Servicing Fee and if so specified in the related Pooling and Servicing Agreement, the Excess Spread) accrued during the related Due Period, but uncollected as of the close of business on the last day of the related Due Period and/or (y) principal portion of the aggregate amount of Monthly Payments due during the related Due Period but uncollected as of the close of business on the last day of the related Due Period. Unless so specified in the related Prospectus Supplement, the Master Servicer shall not be required to make such Advance from its own funds or be liable for the recovery thereof from collections on the related Mortgage Loans or otherwise.

     In the course of performing its servicing obligations, the Master Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses incurred in the performance of its servicing obligations ("Servicing Advances"), including, but not limited to, the cost of (i) maintaining REO Properties; (ii) any enforcement or judicial proceedings, including foreclosures; and (iii) the management and liquidation of Mortgaged Property acquired in satisfaction of the related Mortgage. To the extent provided in the related Pooling and Servicing Agreement, the Master Servicer may pay all or a portion of any Servicing Advance out of excess amounts on deposit in any Principal and Interest Account and held for future distribution on the date on which such Servicing Advance is made. Any such excess amounts so used will be required to be replaced by the Master Servicer by deposit to any Principal and Interest Account no later than the date specified in the related Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may recover Servicing Advances to the extent permitted by the Mortgage Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Master Servicer from the Mortgagor or otherwise relating to the Mortgage Loan. If, so provided in the related Pooling and Servicing Agreement, to the extent the Master Servicer, in its good faith business judgment, determines that certain Servicing Advances will not be ultimately recoverable from late collections, Insurance Proceeds, Liquidation Proceeds on the related Mortgage Loans or otherwise ("Nonrecoverable Advances"), the Master Servicer may reimburse itself from the amounts available after distributions to the holders of Certificates and payment of certain other fees and expenses.

     The Master Servicer is not required to make any Servicing Advance which it determines would be a Nonrecoverable Advance.

DISTRIBUTIONS

     The Trustee is required to establish a trust account (referred to herein as the "Collection Account", but which may have such other designation as is set forth in the related Prospectus Supplement) into which there shall be deposited amounts transferred by the Master Servicer from the Principal and Interest Account or, if so specified in the related Prospectus Supplement, collections of Mortgage Loans deposited by the Master Servicer into the Collection Account directly. The Collection Account is required to be maintained as an Eligible Account. Amounts on deposit in the Collection Account may be invested in Permitted Instruments and other investments specified in the related Prospectus Supplement.

     Unless otherwise specified in the related Prospectus Supplement, on each Payment Date the Trustee is required to withdraw from the Collection Account and distribute the amounts set forth in the related Prospectus Supplement, to the extent available, in the priority set forth therein, which generally will include (in no particular order of priority):

          (i) deposits into any account established for the purpose of paying credit enhancement fees and premiums;

          (ii) if a Spread Account, Reserve Account or similar account is established with respect to a Series of Certificates, deposits into such fund or account of the Excess Spread or other amounts required to be deposited therein;

          (iii) payments to the holders of the Certificates on account of interest and principal, in the order and manner set forth in the related Prospectus Supplement;

          (iv) reimbursement of the Master Servicer for amounts expended by the Master Servicer and reimbursable thereto under the related Pooling and Servicing Agreement but not previously reimbursed;

          (v) payments to the Master Servicer of an amount equal to Nonrecoverable Advances previously made by the Master Servicer and not previously reimbursed; and

          (vi) after the payments and deposits described above and in the related Prospectus Supplement, the balance, if any, to the persons specified in the related Prospectus Supplement.

     The amount available to make the payments described above will generally equal (a) the sum of (i) the Available Payment Amount for the related Due Period and (ii) the amount available under any credit enhancement, including amounts withdrawn from any Spread Account or Reserve Account, less (b) the amount of the premiums or fees payable to the Credit Provider, if any, during the related Due Period.

     Generally, to the extent a Credit Provider makes payments to holders of Certificates, such Credit Provider will be subrogated to the rights of such holders with respect to such payments and shall be deemed, to the extent of the payments so made, to be a registered holder of such Certificates.

     For purposes of the provisions described above, the following terms have the respective meanings ascribed to them below, each determined as of any Payment Date.

     "Available Payment Amount" generally means the result of (a) collections on or with respect to the Mortgage Loans received by the Master Servicer during the related Due Period, net of the Servicing Fee paid to the Master Servicer during the related Due Period and reimbursements for accrued unpaid Servicing Fees and for certain expenses paid by the Master Servicer, plus (b) the amount of Advances, if any, less, if so specified in the related Prospectus Supplement,
(c) the Excess Spread or other amounts specified in such Prospectus Supplement.

     "Basic Principal Amount" means generally the sum of (i) the principal portion of each Monthly Payment received by the Master Servicer or any Subservicer during the related Due Period, (ii) all Curtailments and all Principal Prepayments received during such Due Period (or the Prepayment Period specified in the related Prospectus Supplement), (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period, (iv)(a) that portion of the purchase price of any purchased Mortgage Loans which represents principal and

(b) any Substitution Adjustments deposited into the Collection Account as of the related Determination Date and (v) the Principal Balance of each Mortgage Loan as of the beginning of the related Due Period which became a Liquidated Mortgage Loan during such Due Period (exclusive of any principal payments in respect thereof described in the preceding clauses (i) through (iv)).

     "Mortgage Loan Losses" means, for Mortgage Loans that become Liquidated Mortgage Loans during the related Due Period, the amount, if any, by which (i) the sum of the outstanding principal balance of each such Mortgage Loan (determined immediately before such Mortgage Loan became a Liquidated Mortgage
Loan) and accrued and unpaid interest thereon at the Mortgage Interest Rate to the date on which such Mortgage Loan became a Liquidated Mortgage Loan exceeds
(ii) the Net Liquidation Proceeds received during such Due Period in connection with the liquidation of such Mortgage Loan which have not theretofore been used to reduce the Principal Balance of such Mortgage Loan.

     "Payment Date" means the monthly date specified in the related Prospectus Supplement on which payments will be made to holders of the related Certificates.

OPTIONAL DISPOSITION OF MORTGAGE LOANS

     If so specified in the related Prospectus Supplement, the Master Servicer, the Sellers or the holders of the Class of Certificates or such other person specified in such Prospectus Supplement may cause the Trust to sell all of the Mortgage Loans and all REO Properties (which sale may be to the Master Servicer or the Sellers) when the Pool Principal Balance declines to the percentage of the Original Pool Principal Balance specified in the related Prospectus Supplement, when the outstanding principal balance of a Class of Certificates specified in the related Prospectus Supplement declines to the percentage of the original principal balance of such Class specified in the related Prospectus Supplement or at such other time as is specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the related Pooling and Servicing Agreement will establish a minimum price at which such Mortgage Loans and REO Properties may be sold generally equal to the principal amount thereof plus accrued interest thereon. Such minimum price may include certain expenses and other amounts or such party as is specified in the related Prospectus Supplement may be required to pay all or a portion of such expenses or other amounts at the time of sale. Unless otherwise specified in the related Prospectus Supplement, the proceeds of any such sale will be distributed to holders of the Certificates on the Payment Date next following the date of disposition.

MANDATORY DISPOSITION OF MORTGAGE LOANS

     If so specified in the related Prospectus Supplement, the Master Servicer, the Sellers or such other entities as may be specified in such Prospectus Supplement may be required to effect early retirement of a Series of Certificates by soliciting competitive bids for the purchase of the assets of the related Trust or otherwise, under the circumstances set forth in such Prospectus Supplement. The procedures for the solicitation of such bids will be described in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer and any Underwriter (defined herein) will be permitted to submit bids. If so specified in the related Prospectus Supplement, a minimum bid or reserve price may be established. If so specified in the related Prospectus Supplement, the Underwriter or such other entity specified in such Prospectus Supplement will be required to confirm that the accepted bid will result in the sale of the assets of the Trust at their fair market value.

FORWARD COMMITMENTS; PREFUNDING

     If so specified in the related Prospectus Supplement, a Pooling and Servicing Agreement or other agreement may provide for the transfer by the Sellers of additional Mortgage Loans to the related Trust after the Closing Date for the related Certificates. Such additional Mortgage Loans will be required to conform to the requirements set forth in the related Pooling and Servicing Agreement or other agreement providing for such transfer. As specified in the related Prospectus Supplement, such transfer may be funded by the establishment of a Prefunding Account (a "Prefunding Account"). If a Prefunding Account is established, all or a portion of the proceeds of the sale of one or more Classes of Certificates of the related Series will be deposited in such account to be released as additional Mortgage Loans are transferred. Unless otherwise specified in the related Prospectus Supplement, a Prefunding Account will be required to be maintained as an Eligible Account. The related Pooling and Servicing Agreement or other agreement providing for the transfer of additional Mortgage Loans will generally establish a specified period of time within which such transfers must be made. Unless otherwise specified in the related Prospectus Supplement, amounts set aside to fund such transfers (whether in a Prefunding Account or otherwise) and not so applied within the required period of time will be deemed to be principal prepayments and applied in the manner set forth in such Prospectus Supplement.

SPECIAL PAYMENTS

     If so specified in the related Prospectus Supplement, a Series of Securities providing for Payment Dates occurring other than monthly may provide for special payments ("Special Payments") to be made to holders of Certificates of one or more Classes in the amount (the "Special Payment Amount") and on the dates ("Special Payment Dates") specified in such Prospectus Supplement. The related Prospectus Supplement will describe the circumstances under which such Special Payments will be made, which may be as a result of receipt of Principal Prepayments in excess of a specified amount or otherwise. Unless otherwise specified in the related Prospectus Supplement, such Special Payments will result in amounts which would otherwise have been distributed on the next succeeding Payment Date being paid instead on one or more Special Payment Dates.

REPORTS TO HOLDERS

     On each Payment Date, there will be forwarded to each holder a statement setting forth, among other things, the information as to such Payment Date required by the related Pooling and Servicing Agreement, which generally will include, except as otherwise provided therein, if applicable:

          (i) the Available Payment Amount (and any portion of the Available Payment Amount that has been deposited in the Collection Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to
     Section 362 of the United States Bankruptcy Code);

          (ii) the principal balance of each class of Certificates as reported in the report for the immediately preceding Payment Date, or, with respect to the first Payment Date for a Series of Certificates, the Original Principal Balance of such Class;

          (iii) the principal portion of all Monthly Payments received during the related Due Period;

          (iv) the amount of interest received on the Mortgage Loans during the related Due Period;

          (v) the aggregate amount of the Advances, if any, to be made with respect to the Payment Date;

          (vi) certain delinquency and foreclosure information as described more fully in the related Pooling and Servicing Agreement, and the amount of Mortgage Loan Losses during the related Due Period;

          (vii) the amount of interest and principal due to the holders of each Class of Certificates of such Series on such Payment Date (indicating any amounts due but unpaid on such Payment Date);

          (viii) the amount then available in any Spread Account or Reserve Account;

          (ix) the amount of the payments, if any, to be made from any credit enhancement on the Payment Date;

          (x) the amount to be distributed to the holders of any subordinated or residual securities on the Payment Date;

          (xi) the principal balance of each Class of Certificates of such Series after giving effect to the payments to be made on the Payment Date;

          (xii) with respect to the Mortgage Pool, the weighted average maturity and the weighted average Mortgage Interest Rate of the Mortgage Loans as of the last day of the related Due Period;

          (xiii) the amount of all payments or reimbursements to the Master Servicer for accrued unpaid Servicing Fees, unreimbursed Servicing Advances and interest in respect of Permitted Instruments or funds on deposit in the Principal and Interest Account and certain other amounts during the related Due Period;

          (xiv) the Pool Principal Balance as of the immediately preceding Payment Date, the Pool Principal Balance after giving effect to payments received and Mortgage Loan Losses incurred during the related Due Period and the ratio of the Pool Principal Balance to the Original Pool Principal Balance. As of any Payment Date, the "Pool Principal Balance" equals the aggregate outstanding principal balance of all Mortgage Loans, as reduced by the aggregate Mortgage Loan Losses, at the end of the related Due Period;

          (xv) certain information with respect to the funding, availability and release of monies from any Spread Account or Reserve Account;

          (xvi) the number of Mortgage Loans outstanding at the beginning and at the end of the related Due Period;

          (xvii) the amounts that are reimbursable to the Master Servicer or the Sellers, as appropriate; and

          (xviii) such other information as the holders reasonably require.

     The Master Servicer will also be required to furnish to any holder upon request (i) annual audited financial statements of CoreStates (which include on a consolidated basis the Master Servicer) for one or more of the most recently completed three fiscal years for which such statements are available, and (ii) interim unaudited financial statements of CoreStates (which include on a consolidated basis the Master Servicer) relating to periods subsequent to the most recent annual audited period.

DESCRIPTION OF CREDIT ENHANCEMENT

     To the extent specified in the related Prospectus Supplement, credit enhancement for one or more Classes of a Series of Certificates may be provided by one or more of a letter of credit, financial guaranty insurance policy, mortgage pool insurance policy, special hazard insurance policy, reserve fund, spread account, cash collateral account, overcollateralization, subordination or other type of credit enhancement. Credit enhancement may also be provided by subordination of one or more Classes of Certificates of a Series to one or more other Classes of Certificates of such Series. Any credit enhancement will be limited in amount and scope of coverage. Unless otherwise specified in the related Prospectus Supplement, credit enhancement for a Series of Certificates will not be available for losses incurred with respect to any other Series of Certificates. To the extent credit enhancement for any Series of Certificates is exhausted, or losses are incurred which are not covered by such credit enhancement, the holders of the Certificates will bear all further risk of loss.

     The amounts and types of credit enhancement, as well as the provider thereof (the "Credit Enhancement Provider"), if applicable, with respect to each Series of Certificates will be set forth in the related Prospectus Supplement. To the extent provided in the applicable Prospectus Supplement and the related Pooling and Servicing Agreement, any credit enhancement may be periodically modified, reduced or substituted for as the aggregate principal balance of the related Mortgage Pool decreases, upon the occurrence of certain events or otherwise. Unless otherwise specified in the related Prospectus Supplement, to the extent permitted by the applicable Rating Agencies and provided that the then current rating of the affected Certificates is not reduced or withdrawn as a result thereof, any credit enhancement may be cancelled, reduced or modified in amount or scope of coverage or both.

     The descriptions of credit enhancement arrangements included in this Prospectus or any Prospectus Supplement and the coverage thereunder do not purport to be complete and are qualified in their entirety by reference to the actual forms of governing documents, copies of which will be available upon request.

     Financial Guaranty Insurance Policy. If so specified in the related Prospectus Supplement, a financial guaranty insurance policy or surety bond (a "Certificate Insurance Policy") may be obtained and maintained for a Class or Series of Certificates. The issuer of the Certificate Insurance Policy (the "Insurer") will be described in the related Prospectus Supplement and a copy of the form of Certificate Insurance Policy will be filed with the related Current Report on Form 8-K.

     Unless otherwise specified in the related Prospectus Supplement, a Certificate Insurance Policy will be unconditional and irrevocable and will guarantee to holders of the applicable Certificates that an amount equal to the full amount of distributions due to such holders will be received by the Trustee or its agent on behalf of such holders for distribution on each Payment Date. The specific terms of any Certificate Insurance Policy will be set forth in the related Prospectus Supplement. A Certificate Insurance Policy may have limitations and generally will not insure the obligation of the Sellers or the Master Servicer to purchase or substitute for a defective Mortgage Loan and will not guarantee any specific rate of principal prepayments. Unless otherwise specified in the related Prospectus Supplement, the Insurer will be subrogated to the rights of each holder to the extent the Insurer makes payments under the Certificate Insurance Policy.

     Letter of Credit. If so specified in the related Prospectus Supplement, all or a component of credit enhancement for a Class or a Series of Certificates may be provided by a letter of credit (a "Letter of Credit") issued by a bank or other financial institution (a "Letter of Credit Issuer") identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Letter of Credit will be irrevocable. A Letter of Credit may provide coverage with respect to one or more Classes of Certificates or the underlying Mortgage Loans or, if specified in the related Prospectus Supplement, may support a specified obligation or be provided in lieu of the funding with cash of a Reserve Account or Spread Account (each as defined below). The amount available, conditions to drawing, if any, and right to reimbursement with respect to a Letter of Credit will be specified in the related Prospectus Supplement. A Letter of Credit will expire on the date specified in the related Prospectus Supplement, unless earlier terminated or extended in accordance with its terms.

     Mortgage Pool Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Certificates may be provided by a mortgage pool insurance policy (a "Pool Insurance Policy") issued by the insurer (a "Pool Insurer") specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, each Pool Insurance Policy will, subject to limitations described in such Prospectus Supplement, insure against losses due to defaults in the payment of principal or interest on the underlying Mortgage Loans up to the amount specified in such Prospectus Supplement (or in a Current Report on Form 8-K). The Pooling and Servicing Agreement with respect to any Series of Certificates for which a Pool Insurance Policy is provided will require the Master Servicer or other party specified therein to use reasonable efforts to maintain the Pool Insurance Policy and to present claims to the Pool Insurer in the manner required thereby. No Pool Insurance Policy will be a blanket policy against loss and will be subject to the limitations and conditions precedent described in the related Prospectus Supplement.

     Special Hazard Insurance Policy. If so specified in the related Prospectus Supplement, credit enhancement with respect to a Series of Certificates may be provided in part by an insurance policy (a "Special Hazard Policy") covering losses due to physical damage to a Mortgaged Property other than a loss of the type covered by a standard hazard insurance policy or flood insurance policy or losses resulting from the application of co-insurance clauses contained in standard hazard insurance policies. The Prospectus Supplement relating to a Series of Certificates for which a Special Hazard Policy is provided will identify the issuer of such policy and any limitations on coverage. No Special Hazard Policy will cover extraordinary losses such as those due to war, civil insurrection, governmental action, errors in design or workmanship, chemical contamination or similar causes. Each Special Hazard Policy will contain an aggregate limit on claims specified in the related Prospectus Supplement. No claim will be paid under any Special Hazard Policy unless hazard insurance on the Mortgaged Property is in force and protection and preservation expenses have been paid.

     Spread Account and Reserve Account. If so specified in the related Prospectus Supplement, all or any component of credit enhancement for a Series of Certificates may be provided by a reserve account (a "Reserve Account") or a spread account (a "Spread Account"). A Reserve Account or Spread Account may be funded by a combination of cash, one or more letters of credit or one or more Permitted Instruments provided by the Sellers or other party identified in the related Prospectus Supplement, amounts otherwise distributable to one or more Classes of Certificates subordinated to one or more other Classes of Certificates or all or any portion of Excess Spread. If so specified in the related Prospectus Supplement, a Reserve Account for a Series of Certificates may be funded in whole or in part on the applicable Closing Date. If so specified in the related Prospectus Supplement, cash deposited in a Reserve Account or a Spread Account may be withdrawn and replaced with one or more letters of credit or Permitted Instruments. A Reserve Account or Spread Account may be pledged or otherwise made available to a Credit Provider. If so specified in the related Prospectus Supplement, a Reserve Account or Spread Account may not be deemed part of the assets of the related Trust or the related REMIC or may be deemed to be pledged or provided by one or more of the Sellers, the holders of the Class of Certificates otherwise entitled to the amounts deposited in such account or such other party as is identified in such Prospectus Supplement. If so specified in the related Prospectus Supplement, a Spread Account or Reserve Account may also include an account (a "Yield Supplement Account"). Funds on deposit in the Yield Supplement Account for any Series may be applied to supplement interest payable on the related Mortgage Loans if necessary to pay interest to holders of one or more classes of Certificates of such Series at the applicable Pass-Through Rate.

     Cash Collateral Account. If so specified in the related Prospectus Supplement, all or any portion of credit enhancement for a Series of Certificates may be provided by the establishment of a cash collateral account (a "Cash Collateral Account"). A Cash Collateral Account will be similar to a Reserve Account or Spread Account except that generally a Cash Collateral Account is funded initially by a loan from a cash collateral lender (the "Cash Collateral Lender"), the proceeds of which are invested with the Cash Collateral Lender or other eligible institution. Unless otherwise specified in the related Prospectus Supplement, the Cash Collateral Account will be required to be maintained as an Eligible Account. The loan from the Cash Collateral Lender will be repaid from Excess Spread, if any, or such other amounts as are specified in the related Prospectus Supplement. Amounts on deposit in the Cash Collateral Account will be available in generally the same manner described above with respect to a Spread Account or Reserve Account. As specified in the related Prospectus Supplement, a Cash Collateral Account may be deemed to be part of the assets of the related Trust, may be deemed to be part of the assets of a separate cash collateral trust or may be deemed to be property of the party specified in the related Prospectus Supplement and pledged for the benefit of the holders of one or more Classes of Certificates of a Series.

     Subordination. If so specified in the related Prospectus Supplement, distributions of scheduled principal, Principal Prepayments, Curtailments, interest or any combination thereof otherwise payable to one or more Classes of Certificates of a Series ("Subordinated Certificates") may instead be payable to holders of one or more other Classes of Certificates of such Series ("Senior Certificates") under the circumstances and to the extent specified in such Prospectus Supplement. A Class of Certificates may be subordinated to one or more Classes of Certificates and senior to one or more other Classes of Certificates of a Series. If so specified in the related Prospectus Supplement, delays in receipt of scheduled payments on the Mortgage Loans and losses on defaulted Mortgage Loans will be borne first by the various Classes of Subordinated Certificates and thereafter by the various Classes of Senior Certificates, in each case under the circumstances and subject to the limitations specified in such Prospectus Supplement. The aggregate losses in respect of defaulted Mortgage Loans which must be borne by the Subordinated Certificates by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Certificates that will be distributable to Senior Certificates on any Payment Date may be limited as specified in the related Prospectus Supplement or the availability of subordination may otherwise be limited as specified in the related Prospectus Supplement. If losses or delinquencies were to exceed the amounts payable and available to holders of Subordinated Certificates of a Series or if such amounts were to exceed any limitation on the amount of subordination available, holders of Senior Certificates of such Series could experience losses.

     In addition, if so specified in the related Prospectus Supplement, amounts otherwise payable to holders of Subordinated Certificates on any Payment Date may be deposited in a Reserve Account or Spread Account, as described above. Such deposits may be made on each Payment Date, on each Payment Date for a specified period or to the extent necessary to cause the balance in such account to reach or maintain a specified amount, as specified in the related Prospectus Supplement, and thereafter, amounts may be released from such Reserve

Account or Spread Account in the amounts and under the circumstances specified in such Prospectus Supplement.

     Distributions may be allocated as among Classes of Senior Certificates and as among Classes of Subordinated Certificates in order of their final scheduled payment dates, in accordance with a schedule or formula or otherwise, as specified in the related Prospectus Supplement. As between Classes of Subordinated Certificates, payments to holders of Senior Certificates on account of delinquencies or losses and deposits to any Reserve Account or Spread Account will be allocated as specified in the related Prospectus Supplement. Principal Prepayments and Curtailments may be paid disproportionately to Classes of Senior Certificates pursuant to a "shifting interest" structure or otherwise, as specified in the related Prospectus Supplement.

     Other Credit Enhancement. Credit enhancement may also be provided for a Series of Certificates in the form of overcollateralization, surety bond, insurance policy or other type of credit enhancement approved by the applicable Rating Agencies to cover one or more risks with respect to the Mortgage Loans or the Certificates, as specified in the related Prospectus Supplement. In addition, if so specified in the related Prospectus Supplement, the form or amount of credit enhancement may be changed after the issuance of the related Certificates with the approval of the applicable Rating Agencies.

PAYMENT OF CERTAIN EXPENSES

     If so specified in the related Prospectus Supplement, in order to provide for the payment of the fees of the Credit Provider, if any, the Trustee may be required to establish a credit enhancement account and to deposit therein on the dates specified in the related Prospectus Supplement, from amounts on deposit in the Collection Account, in the priority indicated, an amount that is sufficient to pay the premiums or fees due to the Credit Provider.

     Unless otherwise specified in the related Prospectus Supplement, each Pooling and Servicing Agreement will require the Master Servicer to pay to the Trustee from time to time its fees and the reasonable expenses, disbursements and advances incurred or made by them. The Trustee will be permitted under the Pooling and Servicing Agreement on each Payment Date to pay, from amounts on deposit in the Collection Account and after making any required distributions to holders, any amounts then due and owing representing fees of the Trustee that have not been paid by the Master Servicer after written demand therefor.

SERVICING COMPENSATION

     As compensation for servicing and administering the Mortgage Loans, the Master Servicer is entitled to a fee in the amount specified in the related Prospectus Supplement (the "Servicing Fee"), payable monthly from all or a portion of monthly payments on the related Mortgage Loans, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and certain other late collections on the related Mortgage Loans, as specified in the related Prospectus Supplement. In addition to the Servicing Fee, the Master Servicer will generally be entitled under the related Pooling and Servicing Agreement to retain as additional servicing compensation any assumption and other administrative fees (including bad check charges, late payment fees and similar fees), the excess of any Net Liquidation Proceeds over the outstanding principal balance of a Liquidated Mortgage Loan, to the extent not otherwise required to be remitted to the Trustee for deposit into the Collection Account, and interest paid on funds on deposit in the Principal and Interest Account.

SERVICING STANDARDS

     General Servicing Standards. The Master Servicer will agree to service the Mortgage Loans in accordance with the Pooling and Servicing Agreement and, in servicing and administering the Mortgage Loans, to employ or cause to be employed procedures, including collection, foreclosure and REO Property management procedures, and exercise the same care it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and junior mortgage servicing practices of prudent lending institutions and giving due consideration to the holders', and any Credit Provider's reliance on the Master Servicer. The interests of the holders of each Class of Certificates of any

Series and the Credit Provider, if any, may differ with respect to servicing decisions which may affect the rate at which prepayments are received. For example, holders of certain Classes of Certificates may prefer that "due-on-sale" clauses be waived in the event of a sale of the underlying Mortgaged Property, that delinquent Mortgagors be granted extensions or other accommodations and that liquidations of Mortgage Loans be deferred, if an increase in the rate of principal prepayments would have an adverse effect on the yield to investors in such Certificates. Depending on the timing of such prepayments, holders of other classes of Certificates may prefer that "due-on-sale" clauses be enforced or that other actions be taken which would increase prepayments. No holder of a Certificate will have the right to make any decisions with respect to the underlying Mortgage Loans. The Master Servicer will have the right and obligation to make such decisions in accordance with its normal servicing procedures and the standards set forth in the related Pooling and Servicing Agreement. In certain cases, the consent or approval of the Credit Provider, if any, may be permitted or required. The interests of the Credit Provider, if any, with respect to, among other things, matters which affect the timing of payments and prepayments may not be the same as those of the holders of each Class of Certificates of such Series.

     Hazard Insurance. The Master Servicer will exercise its best reasonable efforts to cause to be maintained fire and hazard insurance with extended coverage (sometimes referred to as "standard hazard insurance") customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the outstanding Principal Balance owing on the Mortgage Loan plus the outstanding balances of each Senior Lien, if any, and
(ii) the full insurable value of the premises securing the Mortgage Loan, but in no event less than the amount necessary to prevent the Mortgagor from becoming a coinsurer thereunder. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as Flood Zone "A", the Mortgage Note requires the Mortgagor to maintain a flood insurance policy with a generally acceptable insurance carrier in an amount representing coverage not less than that required under guidelines promulgated by the Federal National Mortgage Association. The Master Servicer will also be required to maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Master Servicer determines that such insurance is necessary in accordance with accepted first and junior mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary mortgage servicing procedures) will be deposited in the Principal and Interest Account, subject to retention by the Master Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the related Pooling and Servicing Agreement.

     If the Master Servicer obtains and maintains a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate outstanding principal balance on the Mortgage Loans without co-insurance, the Master Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

     In general, the standard hazard insurance policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to Mortgage Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water related causes, earth movement (including earthquakes, landslides, and mudflows), nuclear reactions, wet or dry rot, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive. No other insurance coverage (other than title insurance as specified herein) is required under the Mortgage Loan or the Pooling and Servicing Agreement.

     The Mortgagors under some of the Mortgage Loans may obtain credit life or disability insurance policies. Such policies require the insurers to make payments on the related Mortgage Loans in the event of death or certain events of disability of the Mortgagor. To the extent such policies are obtained, the proceeds thereof will constitute assets of the related Trust. No Mortgagor is required to obtain credit life or disability insurance. If requested by the Mortgagor, the Sellers will finance the cost of credit life or disability insurance and the Principal Balances of the Mortgage Loans may include the amount of the insurance premium being financed. Any adjustments to the Principal Balances of the Mortgage Loans on account of adjustments in such insurance premiums will be paid by reducing the Servicing Fee or, to the extent the Servicing Fee is insufficient therefor, by CoreStates Bank, N.A.

     Since, as a general matter, the cost of construction of residential properties has increased in recent years, if the amount of hazard insurance maintained on the improvements securing a Mortgage Loan were to decline as its principal balance decreased, hazard insurance proceeds could be insufficient to restore fully the damaged property in the event of a loss. The insurance coverage of the Mortgage Loans herein described is in accordance with the Sellers' customary practices, and the Sellers believe such coverage is adequate.

     Enforcement of Due on Sale Clauses. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer, on behalf of the Trustee, is required, to the extent it has knowledge of such conveyance or prospective conveyance, to enforce the rights of the Trustee as the mortgagee of record to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Master Servicer will not be permitted to exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law. In such event, the Master Servicer will be required to enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Note or Mortgage, the Mortgagor remains liable thereon. The Master Servicer will also be authorized (with the prior approval of any Credit Provider, if required) to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note.

     Realization Upon Defaulted Mortgage Loans. The Master Servicer is required to foreclose upon or otherwise comparably effect the ownership in the name of the Trustee on behalf of the holders of the related Certificates of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments; provided, however, that the Master Servicer will not be required to foreclose if it determines that foreclosure would not be in the best interests of the holders or any Credit Provider. In connection with such foreclosure or other conversion, the Master Servicer is required to exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs.

     Collection of Mortgage Loan Payments. Each Pooling and Servicing Agreement will require the Master Servicer to make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans. Consistent with the foregoing, the Master Servicer may at its own discretion waive any late payment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Master Servicer would be entitled to retain as servicing compensation and may waive, vary or modify any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any matter grant indulgence to any Mortgagor, subject to the limitations set forth in the related Pooling and Servicing Agreement.

USE OF SUBSERVICERS

     The Master Servicer will be permitted under each Pooling and Servicing Agreement to enter into subservicing agreements ("Subservicing Agreements") for any servicing and administration of Mortgage Loans with any institution (each, a "Subservicer") which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement. If so specified in the related Prospectus Supplement, such Subservicer shall be either
(i) designated by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") as an approved

Seller-Master Servicer for first and second mortgage loans or (ii) an affiliate or a wholly owned subsidiary of the Master Servicer.

     Notwithstanding any Subservicing Agreement, unless otherwise specified in the related Prospectus Supplement, the Master Servicer will not be relieved of its obligations under a Pooling and Servicing Agreement, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer will be entitled to enter into any agreement with a Subservicer for indemnification of the Master Servicer by such Subservicer and nothing contained in any Pooling and Servicing Agreement shall be deemed to limit or modify such indemnification.

SERVICING CERTIFICATES AND AUDITS

     The Master Servicer is required to deliver, not later than the last day of the fourth month following the end of the Master Servicer's fiscal year, commencing in the year specified in the related Pooling and Servicing Agreement, an officers' certificate stating that (i) the Master Servicer has fully complied with the provisions of the Pooling and Servicing Agreement which relate to the servicing and administration of the Mortgage Loans, (ii) a review of the activities of the Master Servicer during such preceding year and of performance under the Pooling and Servicing Agreement has been made under such officers' supervision, and (iii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under the Pooling and Servicing Agreement for such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Master Servicer to remedy such default.

     The Master Servicer is required to cause to be delivered, not later than the last day of the fourth month following the end of the Master Servicer's fiscal year, commencing in the year set forth in the related Pooling and Servicing Agreement, a letter or letters of a firm of independent certified public accountants reasonably acceptable to the Trustee stating that such firm has, with respect to the Master Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers (to the extent such procedures are applicable), and stating such firm's conclusions relating thereto.

LIMITATIONS ON LIABILITY OF THE MASTER SERVICER AND ITS AGENTS

     Each Pooling and Servicing Agreement will provide that the Master Servicer and any director, officer, employee or agent of the Master Servicer may rely on any document of any kind that is reasonably and in good faith believed to be genuine and adopted or signed by the proper authorities respecting any matters arising under the Pooling and Servicing Agreement. In addition, the Master Servicer will not be required to appear with respect to, prosecute or defend any legal action that is not incidental to the Master Servicer's duty to service the Mortgage Loans in accordance with the related Pooling and Servicing Agreement, other than certain claims made by third parties with respect to such Pooling and Servicing Agreement.

REMOVAL AND RESIGNATION OF MASTER SERVICER

     Unless otherwise specified in the related Prospectus Supplement, any Credit Provider or either the Trustee or the holders of Certificates of a Series representing a majority in principal amount of Certificates of such Series, voting as a single class (a "Majority in Aggregate Voting Interest"), with the consent of any Credit Provider, may, pursuant to the related Pooling and Servicing Agreement, remove the Master Servicer upon the occurrence and continuation beyond the applicable cure period of any of the following events (each a "Master Servicer Termination Event"):

          (i) Any failure by the Master Servicer to deliver to the Trustee for distribution to Certificateholders any proceeds or payment required to be so delivered under the terms of the Certificates and the Pooling and Servicing Agreement that shall continue unremedied for a period of five Business Days (an "Event of Nonpayment"); or

          (ii) Failure on the part of the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer set forth in the Certificates or in the Pooling and Servicing Agreement which failure materially and adversely affects the rights of Certificateholders and which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and to the Trustee by the Holders of Certificates evidencing not less than 33 1/3% of the aggregate principal amount of Certificates of such Series; or

          (iii) The Master Servicer shall file a petition commencing a voluntary case under any chapter of the federal bankruptcy laws, or the Master Servicer shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent, or the Master Servicer shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency, of it or of any substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

          (iv) Any order for relief against the Master Servicer shall have been entered by a court having jurisdiction in the premises under any chapter of the federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of 120 days, or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of the Master Servicer under any other similar applicable federal law, and such decree or order shall have continued undischarged or unstayed for a period of 120 days, or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of the Master Servicer or of any substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of 120 days;

     To the extent specified in the related Prospectus Supplement, the Seller or Sellers may, with the consent of any Credit Provider and holders representing a majority in aggregate Percentage Interest of each Class of Certificates of a Series, remove the Master Servicer upon 90 days' prior written notice. No such removal shall be effective until the appointment and acceptance of a successor Master Servicer other than the Trustee (unless the Trustee agrees to serve) meeting the requirements described below and otherwise acceptable to any Credit Provider and majority in Percentage Interest of each Class of Certificates of such Series.

     Unless otherwise specified in the related Prospectus Supplement, the Master Servicer may not assign the related Pooling and Servicing Agreement nor resign from the obligations and duties thereby imposed on it except by mutual consent of the Master Servicer, any Credit Provider, the Trustee, the Seller and the Majority in Aggregate Voting Interest or upon the determination that the Master Servicer's duties thereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Master Servicer. No such resignation shall become effective until a successor has assumed the Master Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

     Unless otherwise specified in the related Prospectus Supplement, upon removal or resignation of the Master Servicer other than as described in the second preceding paragraph, the Trustee will be the successor servicer (the "Successor Master Servicer"). The Trustee, as Successor Master Servicer, is obligated to make any Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Master Servicer, or if any Credit Provider so requests in writing, the Trustee may appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to such Credit Provider having a net worth of not less than the amount set forth in the related Pooling and Servicing Agreement whose regular business includes the servicing of home equity loans (which portfolio of home equity loans shall have a principal balance of not less than $100,000,000) as the Successor Master Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer.

     The Trustee and any other Successor Master Servicer in such capacity is entitled to the same reimbursement for advances and other Servicing Compensation as the Master Servicer. See "Servicing Compensation" above.

REGISTRATION AND TRANSFER OF THE CERTIFICATES

     If so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series will be issued in definitive certificated form and will be transferable and exchangeable at the office of the registrar identified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, no service charge will be made for any such registration or transfer of such Certificates, but the owner may be required to pay a sum sufficient to cover any tax or other governmental charge.

     If so specified in the related Prospectus Supplement, one or more Classes of Certificates of a Series ("Book-Entry Certificates") may be initially represented by one or more certificates registered in the name of The Depository Trust Company ("DTC") or other securities depository and be available only in the form of book-entries. Any Book-Entry Certificates will initially be registered in the name of Cede, the nominee of DTC. Certificateholders may also hold Certificates of a Series through CEDEL or Euroclear (in Europe), if they are participants in such systems or indirectly through organizations that are participants in such systems. CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' certificates accounts in CEDEL's and Euroclear's names on the books of their respective Depositaries which in turn will hold such positions in customers' certificates accounts in the Depositaries' names on the books of DTC. Citibank, N.A. ("Citibank"), will act as depositary for CEDEL and The Chase Manhattan Bank ("Chase"), will act as depositary for Euroclear (in such capacities, the "Depositaries").

     Transfers between DTC participants will occur in the ordinary way in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

     Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules an procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving certificates in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

     Because of time-zone differences, credits of certificates received in CEDEL or Euroclear as a result of a transaction with a DTC participant will be made during subsequent certificates settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such certificates settled during such processing will be reported to the relevant Euroclear or CEDEL participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of certificates by or through a CEDEL Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Certain Federal Income Tax Consequences -- Taxation of Certain Foreign Investors" herein.

     DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Certificates Exchange Act of 1934, as amended. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

     Beneficial owners ("Owners") that are not Participants but desire to purchase, sell or otherwise transfer ownership of Book-Entry Certificates may do so only through Participants (unless and until Definitive Certificates, as defined below, are issued). In addition, Owners will receive all distributions of principal of, and interest on, the Book-Entry Certificates from the Trustee or any Trustee, as the case may be, through DTC and Participants. Owners will not receive or be entitled to receive certificates representing their respective interests in the Book-Entry Certificates, except under the limited circumstances described below.

     Unless and until Definitive Certificates (as defined below) are issued, it is anticipated that the only "holder" of Book-Entry Certificates of any Series will be Cede, as nominee of DTC. Owners will only permitted to exercise the rights of holders indirectly through Participants and DTC.

     While any Book-Entry Certificates of a Series are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Certificates and is required to receive and transmit distributions of principal of, and interest on, the Book-Entry Certificates. Participants with whom Owners have accounts with respect to Book-Entry Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Owners. Accordingly, although Owners will not possess certificates, the Rules provide a mechanism by which Owners will receive distributions and will be able to transfer their interests.

     Unless and until Definitive Certificates are issued, Owners who are not Participants may transfer ownership of Book-Entry Certificates of a Series only through Participants by instructing such Participants to transfer Book-Entry Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Book-Entry Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Book-Entry Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Owners.

     Book-Entry Certificates of a Series will be issued in registered form to Owners, or their nominees, rather than to DTC (such Book-Entry Certificates being referred to herein as "Definitive Certificates") only under the circumstances provided in the related Pooling and Servicing Agreement, which generally will include, except if otherwise provided therein, if (i) DTC or the Master Servicer advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates of such Series and the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its sole option, elects to terminate the book-entry system through DTC or (iii) after the occurrence of a Master Servicer Termination Event, a majority of the aggregate Percentage Interest of any Class of Certificates of such Series advises DTC in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Owners is no longer in the best interests of Owners of such Class of Certificates. Upon issuance of Definitive Certificates of a Series to Owners, such Book-Entry Certificates will be transferable directly (and not exclusively on a book-entry basis) and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

     DTC has advised the Master Servicer and the Sellers that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a holder only at the direction of one or more Participants to whose DTC accounts the Certificates are credited. DTC has advised the Master Servicer and the Sellers that DTC will take such action with respect to any Percentage Interests of the Book-Entry Certificates of a Series only at the direction of and on behalf of such Participants with respect to such

Percentage Interests of the Book-Entry Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Book-Entry Certificates which conflict with actions taken with respect to other Book-Entry Certificates.

     Centrale de Livraison de Valeurs Mobilieres S.A. ("CEDEL") is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of securities. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include any underwriters, agents or dealers with respect to a Series of Certificates offered hereby. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

     The Euroclear System ("Euroclear") was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator"), under contract with Euroclear Clearance System S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers with respect to a Series of Certificates offered hereby. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

     The Euroclear Operator is the Belgian branch of a New York banking corporation that is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

     Certificates clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of Euroclear and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in the Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

     Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant systems' rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences." CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Pooling and Servicing Agreement or the relevant Supplement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

                  CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS

     The following discussion contains summaries of certain legal aspects of mortgage loans that are general in nature. Because such legal aspects are governed in part by applicable state laws (which laws may differ substantially from one another), the summaries do not purport to be complete nor to reflect the laws of any particular state nor to encompass the laws of all states in which the Mortgaged Properties may be situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans.

GENERAL

     The Mortgage Loans will be secured by either deeds of trust or mortgages, depending upon the prevailing practice in the state in which the Mortgaged Property subject to a Mortgage Loan is located. A mortgage conveys legal title to or creates a lien upon the property to the mortgagee subject to a condition subsequent, i.e., the payment of the indebtedness secured thereby. There are two parties to a mortgage, the mortgagor, who is the borrower and homeowner, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties, the borrower-homeowner called the trustor (similar to a mortgagor), a lender called the beneficiary (similar to a mortgagee), and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by law, the express provisions of the deed of trust or mortgage, and, in some cases, the directions of the beneficiary. Some states use a security deed or deed to secure debt which is similar to a deed of trust except that it has only two parties: a grantor (similar to a mortgagor) and a grantee (similar to a mortgagee). Mortgages, deeds of trust and deeds to secure debt are not prior to liens for real estate taxes and assessments and other charges imposed under governmental police powers. Priority between mortgages, deeds of trust and deeds to secure debt and other encumbrances depends on their terms in some cases and generally on the order of recordation of the mortgage, deed of trust or the deed to secure debt in the appropriate recording office.

     If so specified in the related Prospectus Supplement, a Mortgage Pool may include loans on units in cooperatives ("Cooperative Loans"). Cooperative Loans are evidenced by notes secured by security interests in shares issued by cooperatives, which are corporations entitled to be treated as housing cooperatives under federal tax law, and in the related proprietary leases or occupancy agreements granting rights to occupy specific dwelling units within the cooperative buildings. The security agreement will create a lien upon or grant a title interest in the property which it covers, the priority of which lien will depend on the terms of the agreement and the order of recordation in the appropriate recording office. Ownership of a unit in a cooperative is held through the ownership of stock in the corporation, together with the related proprietary lease or occupancy agreement. Such ownership interest is generally financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the proprietary lease or occupancy agreement and a security interest in the related cooperative shares.

     Each cooperative owns in fee or has a leasehold interest in the real property and improvements, including all separate dwelling units therein. The cooperative is responsible for property management and generally for the payment of real estate taxes, insurance and similar charges, the cost of which is shared by the owners. The cooperative building or underlying land may be subject to one or more mortgages (generally incurred in connection with the construction or purchase of the building) for which the cooperative is responsible. The interest of an occupant under proprietary leases or occupancy agreements is generally subordinate to that of the holder of such a mortgage or land lease. If the cooperative is unable to meet the payment obligations under such mortgage or any land lease, the holder of such mortgage or land lease could foreclose the mortgage or terminate the land lease, which may have the effect of terminating all proprietary leases or occupancy agreements. In the event of such foreclosure or termination, the value of any collateral held by a lender which financed the purchase by a tenant/shareholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans could be eliminated or significantly reduced.

FORECLOSURE IN GENERAL

     Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties defendant. Judicial foreclosure proceedings are often not contested by any of the parties defendant.

     Foreclosure of a deed of trust or a security deed is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or security deed which authorizes the sale of the property to a third party upon any default by the borrower under the terms of the note, deed of trust or security deed. In some states, the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest in the real property, including any junior lienholders. The borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligations. Generally, state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

     In case of foreclosure under either a mortgage or a deed of trust, the sale by the referee or other designated officer or by the trustee is often a public sale. Because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property subject to the lien of the mortgage or the deed of trust may have deteriorated during the foreclosure proceedings, a third party may be unwilling to purchase the property at a foreclosure sale. Potential buyers may further question the prudence of purchasing property at a foreclosure sale as a result of several court decisions permitting such a sale to be rescinded as a fraudulent conveyance, including the 1980 decision of the United States Court of Appeals for the Fifth Circuit in Durrett v. Washington National Insurance Company. The court in Durrett held that even a non-collusive, regularly conducted foreclosure sale was a fraudulent transfer under section 67d of the former Bankruptcy Act (section 548 of the current United States Bankruptcy Code) and, therefore, could be rescinded in favor of the bankrupt's estate, if (i) the foreclosure sale was held while the debtor was insolvent and not more than one year prior to the filing of the bankruptcy petition, and (ii) the price paid for the foreclosed property did not represent "fair consideration" ("reasonably equivalent value" under the United States Bankruptcy Code).

     For these reasons, it is common for the lender to purchase the property from the trustee or referee for an amount equal to the principal amount of the indebtedness secured by the mortgage or deed of trust, accrued and unpaid interest and the expenses of foreclosure. The lender thereby assumes the burdens of ownership, including the obligation to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. In some states there is a statutory minimum purchase price which the lender may offer for the property. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

     Under the Pooling and Servicing Agreement (and the REMIC Provisions of the
Code), the Master Servicer may hire an independent contractor to operate any REO Property. The costs of such operation may be significantly greater than the cost of direct operation by the Master Servicer.

     Some states impose prohibitions or limitations on remedies available to the mortgagee, including the right to recover the debt from the mortgagor. See "Anti-Deficiency Legislation and Other Limitations on Lenders" herein.

JUNIOR MORTGAGES

     Some of the Mortgage Loans may be secured by second or more junior mortgages or deeds of trust, which are subordinate to first or more senior mortgages or deeds of trust held by other lenders. The rights of the holders, as the holders of a junior deed of trust or a junior mortgage, are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior mortgagee satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "Foreclosure in General" herein.

     Furthermore, the terms of the second or more junior mortgage or deed of trust are subordinate to the terms of the first or senior mortgage or deed of trust. In the event of a conflict between the terms of the senior mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the senior mortgage deed of trust will govern generally. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a senior mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage. See "Special Considerations -- Risks of the Mortgages -- Nature of Security" for a further discussion of certain risks associated with junior mortgage loans.

RIGHTS OF REDEMPTION

     In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The rights of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has expired.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

     Certain states have imposed statutory prohibitions which limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former borrower equal in most cases to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the judicial sale.

     In addition to laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral and/or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court provided no sale of the residence had yet occurred prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

     Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

     The Code provides priority to certain tax liens over the lien of the mortgage. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the applicable laws. In some cases, this liability may affect assignees of the Mortgage Loans.

ENFORCEABILITY OF CERTAIN PROVISIONS

     Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will include a debt-acceleration clause, which permits the lender to accelerate the debt upon a monetary default of the borrower, after the applicable cure period. The courts of all states will enforce clauses providing for acceleration in the event of a material payment default. However, courts of any state, exercising equity jurisdiction, may refuse to allow a lender to foreclose a mortgage or deed of trust when an acceleration of the indebtedness would be inequitable or unjust and the circumstances would render the acceleration unconscionable.

     Some courts have imposed general equitable principles to limit the remedies available in connection with foreclosure. These equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. For example, some courts have required that the lender undertake affirmative and expensive actions to determine the causes for the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lenders' judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of the lenders to foreclose if the default under the mortgage instrument or deed of trust is not monetary, such as the borrower's failure to maintain adequately the property or the borrower's execution of a second mortgage or deed of trust affecting the property. Finally, some courts have been willing to relieve a borrower from the consequences of the default if the borrower has not received adequate notice of the default.

     Unless otherwise specified in the related Prospectus Supplement, the Mortgage Loans will generally contain due-on-sale clauses, which permit the lender to accelerate the maturity of the Mortgage Loan if the borrower sells, transfers, or conveys the related Mortgaged Property. The enforceability of these clauses has been the subject of legislation or litigation in many states. Some jurisdictions automatically enforce such clauses, while others require a showing of reasonableness and hold, on a case-by-case basis, that a "due on sale" clause may be invoked only where a sale threatens the legitimate security interests of the lender.

     The Garn-St. Germain Depository Institutions Act of 1982 purports to preempt state laws which prohibit the enforcement of "due-on-sale" provisions in certain loans made after October 15, 1982. The Master Servicer may thus be able to accelerate the Mortgage Loans that were originated after that date and contain a

"due-on-sale" provision, upon transfer of an interest in the related Mortgaged Property, regardless of its ability to demonstrate that a sale threatens its legitimate security interest. Each Pooling and Servicing Agreement will provide that the Master Servicer, on behalf of the Trustee, will enforce any right of the Trustee as the mortgagee of record to accelerate a Mortgage Loan in the event of a sale or other transfer of the related Mortgaged Property unless, in the Master Servicer's reasonable judgment, doing so would materially increase the risk of default or delinquency on, or materially impair the security for, such Mortgage Loan.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March, 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges. The Sellers will represent and warrant in each Pooling and Servicing Agreement that each related Mortgage Loan was originated in compliance with applicable state law in all material respects.

ENVIRONMENTAL LEGISLATION

     Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and possibly under state law in a number of states, a secured party which takes a deed in lieu of foreclosure, acquires a mortgaged property at a foreclosure sale or which has been involved in decisions which may lead to contamination of a property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a secured lender (such as the related Trust). The Pooling and Servicing Agreement requires that the Master Servicer, in making a determination to foreclose on or otherwise acquire a Mortgaged Property, take into account (and the Master Servicer is not required to foreclose or otherwise acquire a Mortgaged Property in the case of) the existence of hazardous wastes or hazardous substances on such Mortgaged Property. If title to a Mortgaged Property securing a Mortgage Loan is acquired by a Trust and cleanup costs are incurred in respect of the Mortgaged Property, the holders of the Certificates might incur a loss if such costs were required to be paid by the Trust and sufficient funds were not available from any Reserve Account, Spread Account or similar account or from collections on the Mortgage Loans.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following is a general discussion of certain anticipated material federal income tax consequences of the purchase, ownership and disposition of the Certificates offered hereunder. This discussion is directed solely to Certificateholders that hold the Certificates as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986 (the "Code") and does not purport to discuss all federal income tax consequences that may be applicable to particular categories of investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special rules. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return.

Accordingly, taxpayers should consult their own tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors should consider the state and local tax consequences, if any, of the purchase, ownership and disposition of the Certificates. See "State and Other Tax Consequences." Certificateholders are advised to consult their own tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of the Certificates offered hereunder.

     The following discussion addresses securities ("REMIC Certificates") representing interests in a Trust, or a portion thereof, which the Master Servicer will covenant to elect to have treated as a REMIC under Sections 860A through 860G (the "REMIC Provisions") of the Code. The Prospectus Supplement for each series of Certificates will indicate whether a REMIC election (or elections) will be made for the related Trust and, if such an election is to be made, will identify all "regular interests" and "residual interests" in the REMIC. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

     The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations, which are effective with respect to debt instruments issued on or after April 4, 1994, do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

REMICS

CLASSIFICATION OF REMICS

     Upon the issuance of each series of REMIC Certificates, the special tax counsel to the Sellers identified in the related Prospectus Supplement ("Tax Counsel"), will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the related Trust (or each applicable portion thereof) will qualify as a REMIC and the REMIC Certificates offered with respect thereto will be considered to evidence ownership of "regular interests" ("REMIC Regular Certificates") or "residual interests" ("REMIC Residual Certificates") in that REMIC within the meaning of the REMIC Provisions.

     If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for such status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation under Treasury regulations, and the related REMIC Certificates may not be accorded the status or given the tax treatment described below. Although the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the Trust's income for the period in which the requirements for such status are not satisfied. The Pooling and Servicing Agreement with respect to each REMIC will include provisions designed to maintain the Trust's status as a REMIC under the REMIC Provisions. It is not anticipated that the status of any Trust as a REMIC will be terminated.

CHARACTERIZATION OF INVESTMENTS IN REMIC CERTIFICATES

     In general, the REMIC Certificates will be "qualifying real property loans" within the meaning of Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code and assets described in Section 7701(a)(19)(C) of the Code in the same proportion that the assets of the REMIC underlying such Certificates would be so treated. Moreover, if 95% or more of the assets of the REMIC qualify for any of the foregoing treatments at all times during a calendar year, the REMIC Certificates will qualify for the corresponding status in their entirety for that calendar year. Interest (including original issue discount) on the REMIC Regular Certificates and income allocated to the class of REMIC

Residual Certificates will be interest described in Section 856(c)(3)(B) of the Code to the extent that such Certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code. In addition, the REMIC Regular Certificates will be "qualified mortgages" within the meaning of Section 860G(a)(3)(C) of the Code if transferred to another REMIC on its startup day in exchange for regular or residual interests therein. The determination as to the percentage of the REMIC's assets that constitute assets described in the foregoing sections of the Code will be made with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during such calendar quarter. The Master Servicer will report those determinations to Certificateholders in the manner and at the times required by applicable Treasury regulations.

     The assets of the REMIC will include, in addition to Mortgage Loans, payments on Mortgage Loans held pending distribution on the REMIC Certificates and property acquired by foreclosure held pending sale, and may include amounts in reserve accounts. It is unclear whether property acquired by foreclosure held pending sale and amounts in reserve accounts would be considered to be part of the Mortgage Loans, or whether such assets (to the extent not invested in assets described in the foregoing sections) otherwise would receive the same treatment as the Mortgage Loans for purposes of all of the foregoing sections. In addition, in some instances Mortgage Loans may not be treated entirely as assets described in the foregoing sections. If so, the related Prospectus Supplement will describe the Mortgage Loans that may not be so treated. The REMIC Regulations do provide, however, that payments on Mortgage Loans held pending distribution are considered part of the Mortgage Loans for purposes of Sections 593(d) and 856(c)(5)(A) of the Code.

TIERED REMIC STRUCTURES

     For certain series of REMIC Certificates, two or more separate elections may be made to treat designated portions of the related Trust as REMICs ("Tiered REMICs") for federal income tax purposes. Upon the issuance of any such series of REMIC Certificates, Tax Counsel will deliver their opinion generally to the effect that, assuming compliance with all provisions of the related Pooling and Servicing Agreement, the Tiered REMICs will each qualify as a REMIC and the REMIC Certificates issued by the Tiered REMICs, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC Provisions.

     Solely for purposes of determining whether the REMIC Certificates will be "qualifying real property loans" under Section 593(d) of the Code, "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code, and whether the income on such Certificates is interest described in
Section 856(c)(3)(B) of the Code, the Tiered REMICs will be treated as one
REMIC.

TAXATION OF OWNERS OF REMIC REGULAR CERTIFICATES

GENERAL

     Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

ORIGINAL ISSUE DISCOUNT

     Certain REMIC Regular Certificates may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Any holders of REMIC Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with the method described below, in advance of the receipt of the cash attributable to such income. In addition, Section 1272(a)(6) of the Code provides special rules applicable to REMIC Regular Certificates and certain other debt instruments issued with original issue discount. Regulations have not been issued under that section.

     The Code requires that a prepayment assumption be used with respect to Mortgage Loans held by a REMIC in computing the accrual of original issue discount on REMIC Regular Certificates issued by that REMIC, and that adjustments be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the prepayment assumption. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations; as noted above, those regulations have not been issued. The Committee Report indicates that the regulations will provide that the prepayment assumption used with respect to a REMIC Regular Certificate must be the same as that used in pricing the initial offering of such REMIC Regular Certificate. The prepayment assumption used by the Master Servicer in reporting original issue discount for each series of REMIC Regular Certificates (the "Prepayment Assumption") will be consistent with this standard and will be disclosed in the related Prospectus Supplement. However, neither the Sellers nor the Master Servicer will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate.

     The original issue discount, if any, on a REMIC Regular Certificate will be the excess of its stated redemption price at maturity over its issue price. The issue price of a particular class of REMIC Regular Certificates will be the first cash price at which a substantial amount of REMIC Regular Certificates of that class is sold (excluding sales to bond houses, brokers and underwriters). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. Under the OID Regulations, the stated redemption price of a REMIC Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or in the case of a variable rate debt instrument, at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such REMIC Regular Certificate.

     In the case of REMIC Regular Certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion thereof will vary according to the characteristics of such REMIC Regular Certificates. Generally, an adjustable rate instrument that is determined to have original issue discount is converted to a fixed rate instrument for which a schedule of hypothetical accruals is determined. Original issue discount on the adjustable rate instrument is accrued in accordance with that schedule with adjustments in each period to account for the divergence of the actual interest rate on the instrument from the interest rate for that period assumed in the preparation of the hypothetical schedule.

     Certain classes of the REMIC Regular Certificates may provide for the first interest payment with respect to such Certificates to be made more than one month after the date of issuance, a period which is longer than the subsequent monthly intervals between interest payments. Assuming the "accrual period" (as defined below) for original issue discount is each monthly period that ends on a Payment Date, in some cases, as a consequence of this "long first accrual period," some or all interest payments may be required to be included in the stated redemption price of the REMIC Regular Certificate and accounted for as original issue discount. Because interest on REMIC Regular Certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC Regular Certificates.

     In addition, if the accrued interest to be paid on the first Payment Date is computed with respect to a period that begins prior to the Closing Date, a portion of the purchase price paid for a REMIC Regular Certificate will reflect such accrued interest. In such cases, information returns to the Certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued with respect to periods prior to the Closing Date is treated as part of the overall cost of such REMIC Regular Certificate (and not as a separate asset the cost of which is recovered entirely out of interest received on the next Payment Date) and that portion of the interest paid on the first Payment Date in excess of interest accrued for a number of days corresponding to the number of days from the Closing Date to the first Payment Date should be included in the stated redemption price of such REMIC Regular Certificate. However, the

OID Regulations state that all or some portion of such accrued interest may be treated as a separate asset the cost of which is recovered entirely out of interest paid on the first Payment Date. It is unclear how an election to do so would be made under the OID Regulations and whether such an election could be made unilaterally by a Certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC Regular Certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the REMIC Regular Certificate multiplied by its weighted average life. For this purpose, the weighted average life of the REMIC Regular Certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such REMIC Regular Certificate, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made (presumably taking into account the Prepayment Assumption) by (ii) a fraction, the numerator of which is the amount of the payment, and the denominator of which is the stated redemption price at maturity of such REMIC Regular Certificate. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of such principal payment and the denominator of which is the outstanding stated principal amount of the REMIC Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Taxation of Owners of REMIC Regular Certificates -- Market Discount" for a description of such election under the OID Regulations.

     If original issue discount on a REMIC Regular Certificate is in excess of a de minimis amount, the holder of such Certificate must include in ordinary gross income the sum of the "daily portions" of original issue discount for each day during its taxable year on which it held such REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, the daily portions of original issue discount will be determined as follows.

     As to each "accrual period," that is, unless otherwise stated in the related Prospectus Supplement, each period that ends on a date that corresponds to a Payment Date and begins on the first day following the immediately preceding accrual period (or in the case of the first such period, begins on the Closing Date), a calculation will be made of the portion of the original issue discount that accrued during such accrual period. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of
(i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions remaining to be made on the REMIC Regular Certificate, if any, in future periods and (B) the distributions made on such REMIC Regular Certificate during the accrual period of amounts included in the stated redemption price, over (ii) the adjusted issue price of such REMIC Regular Certificate at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated
(i) assuming that distributions on the REMIC Regular Certificate will be received in future periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the Certificate. For these purposes, the original yield to maturity of the Certificate will be calculated based on its issue price and assuming that distributions on the Certificate will be made in all accrual periods based on the Mortgage Loans being prepaid at a rate equal to the Prepayment Assumption. The adjusted issue price of a REMIC Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount that accrued with respect to such Certificate in prior accrual periods, and reduced by the amount of any distributions made on such REMIC Regular Certificate in prior accrual periods of amounts included in its stated redemption price. The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for such day.

     A subsequent purchaser of a REMIC Regular Certificate that purchases such Certificate at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) less than its remaining stated redemption price will also be required to include in gross income the daily portions of any original issue discount with respect to such Certificate. However, each such daily portion will be reduced, if such cost is in excess of its "adjusted issue price," in proportion to the ratio such excess bears to the aggregate original issue discount remaining to be accrued on such REMIC Regular Certificate. The adjusted issue price of a REMIC Regular Certificate on any given day equals the sum of
(i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such Certificate at the beginning of the accrual period which includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day.

MARKET DISCOUNT

     A Certificateholder that purchases a REMIC Regular Certificate at a market discount, that is, in the case of a REMIC Regular Certificate issued without original issue discount, at a purchase price less than its remaining stated principal amount, or in the case of a REMIC Regular Certificate issued with original issue discount, at a purchase price less than its adjusted issue price will recognize income upon receipt of each distribution representing stated redemption price. In particular, under Section 1276 of the Code such a Certificateholder generally will be required to allocate the portion of each such distribution representing stated redemption price first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include currently market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a Certificate that is acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Taxation of Owners of REMIC Regular Certificates -- Premium." Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest would be irrevocable.

     However, market discount with respect to a REMIC Regular Certificate will be considered to be de minimis for purposes of Section 1276 of the Code if such market discount is less than 0.25% of the remaining stated redemption price of such REMIC Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the Prepayment Assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount." Such treatment would result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the "Committee Report") apply. The Committee Report indicates that in each accrual period market discount on REMIC Regular Certificates should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of a REMIC Regular Certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the REMIC Regular Certificate as of the beginning of the accrual period, or (iii) in the case of a REMIC Regular Certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining on the REMIC Regular Certificate at the beginning of the accrual period. Moreover, the Prepayment Assumption used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a REMIC Regular Certificate purchased at a discount in the secondary market.

     To the extent that REMIC Regular Certificates provide for monthly or other periodic distributions throughout their term, the effect of these rules may be to require market discount to be includable in income at a rate that is not significantly slower than the rate at which such discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC Regular Certificate generally will be required to treat a portion of any gain on the sale or exchange of such Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, under Section 1277 of the Code a holder of a REMIC Regular Certificate may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC Regular Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includable in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

PREMIUM

     A REMIC Regular Certificate purchased at a cost (excluding any portion of such cost attributable to accrued qualified stated interest) greater than its remaining stated redemption price will be considered to be purchased at a premium. The holder of such a REMIC Regular Certificate may elect under Section 171 of the Code to amortize such premium under the constant yield method over the life of the Certificate. If made, such an election will apply to all debt instruments having amortizable bond premium that the holder owns or subsequently acquires. Amortizable premium will be treated as an offset to interest income on the related REMIC Regular Certificate, rather than as a separate interest deduction. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally. See "Taxation of Owners of REMIC Regular Certificates -- Market Discount." The Committee Report states that the same rules that apply to accrual of market discount (which rules will require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have original issue discount) will also apply in amortizing bond premium under Section 171 of the Code.

REALIZED LOSSES

     Under Section 166 of the Code, both corporate holders of the REMIC Regular Certificates and noncorporate holders of the REMIC Regular Certificates that acquire such Certificates in connection with a trade or business should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which their Certificates become wholly or partially worthless as the result of one or more realized losses on the Mortgage Loans. However, it appears that a noncorporate holder that does not acquire a REMIC Regular Certificate in connection with a trade or business will not be entitled to deduct a loss under
Section 166 of the Code until such holder's Certificate becomes wholly worthless (i.e., until its outstanding principal balance has been reduced to zero) and that the loss will be characterized as a short-term capital loss.

     Each holder of a REMIC Regular Certificate will be required to accrue interest and original issue discount with respect to such Certificate, without giving effect to any reductions in distributions attributable to defaults or delinquencies on the Mortgage Loans or the Underlying Certificates until it can be established that any such reduction ultimately will not be recoverable. As a result, the amount of taxable income reported in any period by the holder of a REMIC Regular Certificate could exceed the amount of economic income actually realized by the holder in such period. Although the holder of a REMIC Regular Certificate eventually will recognize a loss or reduction in income attributable to previously accrued and included income that, as the result of a realized loss, ultimately will not be realized, the law is unclear with respect to the timing and character of such loss or reduction in income.

TAXATION OF OWNERS OF REMIC RESIDUAL CERTIFICATES

GENERAL

     As residual interests, the REMIC Residual Certificates will be subject to tax rules that differ significantly from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Mortgage Loans or as debt instruments issued by the REMIC.

     A holder of a REMIC Residual Certificate generally will be required to report its daily portion of the taxable income or, subject to the limitations noted in this discussion, the net loss of the REMIC for each day during a calendar quarter that such holder owned such REMIC Residual Certificate. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless otherwise disclosed in the related Prospectus Supplement. The daily amounts will then be allocated among the REMIC Residual Certificateholders in proportion to their respective ownership interests on such day. Any amount included in the gross income or allowed as a loss of any REMIC Residual Certificateholder by virtue of this allocation will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "Taxable Income of the REMIC" and will be taxable to the REMIC Residual Certificateholders without regard to the timing or amount of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to limitations under Section 469 of the Code on the deductibility of "passive losses."

     A holder of a REMIC Residual Certificate that purchased such Certificate from a prior holder of such Certificate also will be required to report on its federal income tax return amounts representing its daily portion of the taxable income (or net loss) of the REMIC for each day that it holds such REMIC Residual Certificate. These daily portions generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that certain modifications of the general rules may be made, by regulations, legislation or otherwise, to reduce (or increase) the income or loss of a holder of a REMIC Residual Certificateholder that purchased such REMIC Residual Certificate from a prior holder of such Certificate at a price greater than (or less than) the adjusted basis (as defined below) such REMIC Residual Certificate would have had in the hands of an original holder of such Certificate. The REMIC Regulations, however, do not provide for any such modifications.

     Any payments received by a holder of a REMIC Residual Certificate in connection with the acquisition of such REMIC Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includable in income immediately upon its receipt, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of REMIC Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

     The amount of income REMIC Residual Certificateholders will be required to report (or the tax liability associated with such income) may exceed the amount of cash distributions received from the REMIC for the corresponding period. Consequently, REMIC Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due as a result of their ownership of REMIC Residual Certificates or unrelated deductions against which income may be offset, subject to the rules relating to "excess inclusions," residual interests without "significant value" and "noneconomic" residual interests discussed below. The fact that the tax liability associated with the income allocated to REMIC Residual Certificate-holders may exceed the cash distributions received by such REMIC Residual Certificateholders for the corresponding period may significantly adversely affect such REMIC Residual Certificateholders' after-tax rate of return.

TAXABLE INCOME OF THE REMIC

     The taxable income of the REMIC will equal the income from the Mortgage Loans and other assets of the REMIC plus any cancellation of indebtedness income due to the allocation of realized losses to REMIC Regular Certificates, less the deductions allowed to the REMIC for interest (including original issue discount and reduced by the amortization of any premium received on issuance) on the REMIC Regular Certificates (and any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby), amortization of any premium on the Mortgage Loans, bad debt deductions with respect to the Mortgage Loans and, except as described below, for servicing, administrative and other expenses.

     For purposes of determining its taxable income, the REMIC will have an initial aggregate basis in its assets equal to their fair market value immediately after their transfer to the REMIC. For this purpose, the Master Servicer intends to treat the fair market value of the Mortgage Loans as being equal to the aggregate issue prices of the REMIC Regular Certificates and REMIC Residual Certificates. Such aggregate basis will be allocated among the Mortgage Loans collectively and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC Certificates offered hereby will be determined in the manner described above under "-- Taxation of Owners of REMIC Regular Certificates -- Original Issue Discount." Accordingly, if one or more classes of REMIC Certificates are retained initially rather than sold, the Master Servicer may be required to estimate the fair market value of such interests in order to determine the basis of the REMIC in the Mortgage Loans and other property held by the REMIC.

     Subject to the possible application of the de minimis rules, the method of accrual by the REMIC of original issue discount income and market discount income with respect to Mortgage Loans that it holds will be equivalent to the method of accruing original issue discount income for REMIC Regular Certificateholders (that is, under the constant yield method taking into account the Prepayment Assumption). However, a REMIC that acquires loans at a market discount must include such discount in income currently, as it accrues, on a constant interest basis. See "-- Taxation of Owners of REMIC Regular Certificates" above, which describes a method of accruing discount income that is analogous to that required to be used by a REMIC as to Mortgage Loans with market discount that it holds.

     A Mortgage Loan will be deemed to have been acquired with discount (or premium) to the extent that the REMIC's basis therein, determined as described in the preceding paragraph, is less than (or greater than) its stated redemption price. Any such discount will be includable in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing original issue discount on the REMIC Regular Certificates. It is anticipated that each REMIC will elect under Section 171 of the Code to amortize any premium on the Mortgage Loans. Premium on any Mortgage Loan to which such election applies may be amortized under a constant yield method, presumably taking into account a Prepayment Assumption.

     The REMIC will be allowed deductions for interest (including original issue discount) on the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) equal to the deductions that would be allowed if the REMIC Regular Certificates (including any other class of REMIC Certificates constituting "regular interests" in the REMIC not offered hereby) were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "-- Taxation of Owners of REMIC Regular
Certificates -- Original Issue Discount," except that the de minimis rule and the adjustments for subsequent holders of REMIC Regular Certificates (including any other class of Certificates constituting "regular interests" in the REMIC not offered hereby) described therein will not apply.

     If a class of REMIC Regular Certificates is issued at a price in excess of the stated redemption price of such class (such excess, "Issue Premium"), the REMIC will have an additional item of income in each taxable year in an amount equal to the portion of the Issue Premium that is considered to be amortized or repaid in that year. Although the matter is not entirely certain, it is likely that Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "-- Taxation of Owners of REMIC Regular Certificates -- Original Issue Discount."

     As a general rule, the taxable income of the REMIC will be determined in the same manner as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account. See "-- Prohibited Transactions and Other Possible REMIC Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by Section 67 of the Code (which allows such deductions only to the extent they exceed in the aggregate two percent of the taxpayer's adjusted gross income) will not be applied at the REMIC level so that the REMIC will be allowed deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All such expenses will be allocated as a separate item to the holders of REMIC Certificates, subject to the limitation of Section 67 of the Code. See "-- Possible Pass-Through of Miscellaneous Itemized Deductions." If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, such excess will be the net loss for the REMIC for that calendar quarter.

BASIS RULES, NET LOSSES AND DISTRIBUTIONS

     The adjusted basis of a REMIC Residual Certificate will be equal to the amount paid for such REMIC Residual Certificate, increased by amounts included in the income of the REMIC Residual Certificateholder and decreased (but not below zero) by distributions made, and by net losses allocated, to such REMIC Residual Certificateholder.

     A REMIC Residual Certificateholder is not allowed to take into account any net loss for any calendar quarter to the extent such net loss exceeds such REMIC Residual Certificateholder's adjusted basis in its REMIC Residual Certificate as of the close of such calendar quarter (determined without regard to such net loss). Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC Residual Certificate. The ability of REMIC Residual Certificateholders to deduct net losses may be subject to additional limitations under the Code, as to which REMIC Residual Certificateholders should consult their tax advisors.

     Any distribution on a REMIC Residual Certificate will be treated as a non-taxable return of capital to the extent it does not exceed the holder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution on a REMIC Residual Certificate exceeds such adjusted basis, it will be treated as gain from the sale of such REMIC Residual Certificate. Holders of certain REMIC Residual Certificates may be entitled to distributions early in the term of the related REMIC under circumstances in which their bases in such REMIC Residual Certificates will not be sufficiently large that such distributions will be treated as nontaxable returns of capital. Their bases in such REMIC Residual Certificates will initially equal the amount paid for such REMIC Residual Certificates and will be increased by their allocable shares of taxable income of the Trust. However, such basis increases may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which such REMIC taxable income is allocated to the REMIC Residual Certificateholders. To the extent such REMIC Residual Certificateholders' initial bases are less than the distributions to such REMIC Residual Certificateholders, and increases in such initial bases either occur after such distributions or (together with their initial bases) are less than the amount of such distributions, gain will be recognized to such REMIC Residual Certificateholders on such distributions and will be treated as gain from the sale of their REMIC Residual Certificates.

     The effect of these rules is that a Residual Certificateholder may not amortize its basis in a REMIC Residual Certificate, but may only recover its basis through distributions, through the deduction of its share of any net losses of the REMIC or upon the sale of its REMIC Residual Certificate. See
"-- Sales of REMIC Certificates." For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC Residual Certificate other than an original holder in order to reflect any difference between the cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have had in the hands of the original holder, see "-- Taxation of Owners of REMIC Residual
Certificates -- General."

EXCESS INCLUSIONS

     Any "excess inclusions" with respect to a REMIC Residual Certificate will, with an exception discussed below for certain REMIC Residual Certificates held by thrift institutions, be subject to federal income tax in all events.

     In general, the "excess inclusions" with respect to a REMIC Residual Certificate for any calendar quarter will be the excess, if any, of (i) the sum of the daily portions of REMIC taxable income allocable to such REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for each day during such quarter that such REMIC Residual Certificate was held by such REMIC Residual Certificateholder. The "daily accruals" of a REMIC Residual Certificateholder will be determined by allocating to each day during a calendar quarter its ratable portion of the product of the "adjusted issue price" of the REMIC Residual Certificate at the beginning of the calendar quarter and 120% of the "long-term Federal rate" in effect on the Closing Date. For this purpose, the adjusted issue price of a REMIC Residual Certificate as of the beginning of any calendar quarter will be equal to the issue price of the REMIC Residual Certificate, increased by the sum of the daily accruals for all prior quarters and decreased (but not below zero) by any distributions made with respect to such REMIC Residual Certificate before the beginning of such quarter. The issue price of a REMIC Residual Certificate is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the REMIC Residual Certificates were sold. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

     For REMIC Residual Certificateholders, an excess inclusion (i) will not be permitted to be offset by deductions, losses or loss carryovers from other activities, (ii) will be treated as "unrelated business taxable income" to an otherwise tax-exempt organization and (iii) will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on distributions to REMIC Residual Certificateholders that are foreign investors. See, however, "-- Foreign Investors in REMIC Certificates," below.

     As an exception to the general rules described above, thrift institutions are allowed to offset their excess inclusions with unrelated deductions, losses or loss carryovers, but only if the REMIC Residual Certificates are considered to have "significant value." The REMIC Regulations provide that in order to be treated as having significant value, the REMIC Residual Certificates must have an aggregate issue price at least equal to two percent of the aggregate issue prices of all of the related REMIC's Regular and Residual Certificates. In addition, based on the Prepayment Assumption, the anticipated weighted average life of the REMIC Residual Certificates must equal or exceed 20 percent of the anticipated weighted average life of the REMIC, based on the Prepayment Assumption and on any required or permitted clean up calls or required qualified liquidation provided for in the REMIC's organizational documents. Although it has not done so, the Treasury also has authority to issue regulations that would treat the entire amount of income accruing on a REMIC Residual Certificate as an excess inclusion if the REMIC Residual Certificates are considered not to have "significant value." The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered to have "significant value" under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will have "significant value" will be based upon certain assumptions, and the Sellers will make no representation that a REMIC Residual Certificate will have "significant value" for purposes of the above-described rules. The above-described exception for thrift institutions applies only to those residual interests held directly by, and deductions, losses and loss carryovers incurred by, such institutions (and not by other members of an affiliated group of corporations filing a consolidated income tax return) or by certain wholly-owned direct subsidiaries of such institutions formed or operated exclusively in connection with the organization and operation of one or more REMICs.

     In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Section 857(b)(2) of the Code, excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Treasury regulations yet to be issued could apply a similar rule to regulated investment companies, common trust funds and certain cooperatives; the REMIC Regulations currently do not address this subject.

NONECONOMIC REMIC RESIDUAL CERTIFICATES

     Under the REMIC Regulations, transfers of "noneconomic" REMIC Residual Certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If such transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on such "noneconomic" REMIC Residual Certificate. The REMIC Regulations provide that a REMIC Residual Certificate is noneconomic unless, based on the Prepayment Assumption and on any required or permitted clean up calls, or required qualified liquidation provided for in the REMIC's organizational documents, (1) the present value of the expected future distributions (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the REMIC Residual Certificate, which rate is computed and published monthly by the IRS) on the REMIC Residual Certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and (2) the transferor reasonably expects that the transferee will receive distributions with respect to the REMIC Residual Certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. Accordingly, all transfers of REMIC Residual Certificates that may constitute noneconomic residual interests will be subject to certain restrictions under the terms of the related Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded. Such restrictions will require each party to a transfer to provide an affidavit that no purpose of such transfer is to impede the assessment or collection of tax, including certain representations as to the financial condition of the prospective transferee, as to which the transferor also is required to make a reasonable investigation to determine such transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future. Prior to purchasing a REMIC Residual Certificate, prospective purchasers should consider the possibility that a purported transfer of such REMIC Residual Certificate by such a purchaser to another purchaser at some future date may be disregarded in accordance with the above-described rules which would result in the retention of tax liability by such purchaser.

     The related Prospectus Supplement will disclose whether offered REMIC Residual Certificates may be considered "noneconomic" residual interests under the REMIC Regulations; provided, however, that any disclosure that a REMIC Residual Certificate will not be considered "noneconomic" will be based upon certain assumptions, and the Sellers will make no representation that a REMIC Residual Certificate will not be considered "noneconomic" for purposes of the above-described rules. See "-- Foreign Investors in REMIC Certificates -- REMIC Residual Certificates" below for additional restrictions applicable to transfers of certain REMIC Residual Certificates to foreign persons.

MARK-TO-MARKET RULES

     On January 4, 1995, the IRS released proposed regulations (the "Mark-to-Market Regulations") relating to the requirement that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. The Mark-to-Market Regulations provide that for purposes of this mark-to-market requirement, a REMIC Residual Certificate issued after January 4, 1995 would not be treated as a security and thus generally could not be marked to market. Prospective purchasers of a REMIC Residual Certificate should consult their tax advisors regarding the possible application of the mark-to-market requirement to REMIC Residual Certificates.

POSSIBLE PASS-THROUGH OF MISCELLANEOUS ITEMIZED DEDUCTIONS

     Fees and expenses of a REMIC generally will be allocated to the holders of the related REMIC Residual Certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of such fees and expenses should be allocated to the holders of the related REMIC Regular Certificates. Unless otherwise stated in the related Prospectus Supplement, such fees and expenses will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to the holders of the related REMIC Regular Certificates.

     With respect to REMIC Residual Certificates or REMIC Regular Certificates the holders of which receive an allocation of fees and expenses in accordance with the preceding discussion, if any holder thereof is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, (i) an amount equal to such individual's, estate's or trust's share of such fees and expenses will be added to the gross income of such holder and (ii) such individual's, estate's or trust's share of such fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Code, which permits such deductions only to the extent they exceed in the aggregate two percent of a taxpayer's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by REMIC Certificateholders that are subject to the limitations of either Section 67 or Section 68 of the Code may be substantial. Furthermore, in determining the alternative minimum taxable income of such a holder of a REMIC Certificate that is an individual, estate or trust, or a "pass-through entity" beneficially owned by one or more individuals, estates or trusts, no deduction will be allowed for such holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of such fees and other deductions will be included in such holder's gross income. Accordingly, such REMIC Certificates may not be appropriate investments for individuals, estates, or trusts, or pass-through entities beneficially owned by one or more individuals, estates or trusts. Such prospective investors should consult carefully with their tax advisors prior to making an investment in such Certificates.

SALES OF REMIC CERTIFICATES

     If a REMIC Certificate is sold, the selling Certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC Certificate. The adjusted basis of a REMIC Regular Certificate generally will equal the cost of such REMIC Regular Certificate to such Certificateholder, increased by income reported by such Certificateholder with respect to such REMIC Regular Certificate (including original issue discount and market discount income) and reduced (but not below zero) by distributions on such REMIC Regular Certificate received by such Certificateholder and by any amortized premium. The adjusted basis of a REMIC Residual Certificate will be determined as described under "-- Taxation of Owners of REMIC Residual Certificates -- Basis Rules, Net Losses and Distributions." Except as described below, any such gain or loss generally will be capital gain or loss. The Code as of the date of this Prospectus provides for a top marginal tax rate of 39.6% for individuals and a maximum marginal rate for long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includable in the seller's income with respect to such REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the "applicable Federal rate" (generally, a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the Certificate, which rate is computed and published monthly by the IRS), determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount of ordinary income actually includable in the seller's income prior to such sale. In addition, gain recognized on the sale of a REMIC Regular Certificate by a seller who purchased such REMIC Regular Certificate at a market discount will be taxable as ordinary income to the extent of any accrued and previously unrecognized market discount that accrued during the period the Certificate was held. See "-- Taxation of Owners of REMIC Regular Certificates -- Market Discount."

     REMIC Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a REMIC Certificate by a bank or thrift institution to which such section applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC Regular Certificate that might otherwise be capital gain may be treated as ordinary income to the extent that such Certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable Federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for the taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Except as may be provided in Treasury regulations yet to be issued, if a person who sells or otherwise disposes of a REMIC Residual Certificate reacquires the Certificate, any other residual interest in a REMIC or any similar interest in a "taxable mortgage pool" (as defined in Section 7701(i) of the Code) within six months of the date of such sale, the sale will be subject to the "wash sale" rules of Section 1091 of the Code. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but instead will be added to such REMIC Residual Certificateholder's adjusted basis in the newly-acquired asset.

PROHIBITED TRANSACTIONS AND OTHER POSSIBLE REMIC TAXES

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (a "Prohibited Transactions Tax"). In general, subject to certain specified exceptions a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the REMIC Certificates. It is not anticipated that any REMIC will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a REMIC made after the day on which the REMIC issues all of its interests could result in the imposition of a tax on the REMIC equal to 100% of the value of the contributed property (a "Contributions Tax"). Each Pooling and Servicing Agreement will include provisions designed to prevent the acceptance of any contributions that would be subject to such tax.

     REMICs also are subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property that is inventory property and gross income from foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any REMIC will recognize "net income from foreclosure property" subject to federal income tax.

     Unless otherwise disclosed in the related Prospectus Supplement, it is not anticipated that any material state or local income or franchise tax will be imposed on any REMIC.

     Unless otherwise stated in the related Prospectus Supplement, and to the extent permitted by then applicable laws, any Prohibited Transactions Tax, Contributions Tax, tax on "net income from foreclosure property" or state or local income or franchise tax that may be imposed on the REMIC will be borne by the related Master Servicer or Trustee in either case out of its own funds, provided that the Master Servicer or the Trustee, as the case may be, has sufficient assets to do so, and provided further that such tax arises out of a breach of the Master Servicer's or the Trustee's obligations, as the case may be, under the related Pooling and Servicing Agreement and in respect of compliance with applicable laws and regulations. Any such tax not borne by the Master Servicer or the Trustee will be payable out of the related Trust resulting in a reduction in amounts payable to holders of the related REMIC Certificates.

TAX AND RESTRICTIONS ON TRANSFERS OF REMIC RESIDUAL CERTIFICATES TO CERTAIN ORGANIZATIONS

     If a REMIC Residual Certificate is transferred to a "disqualified organization" (as defined below), a tax would be imposed in an amount (determined under the REMIC Regulations) equal to the product of (i) the present value (discounted using the "applicable Federal rate" for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the Certificate, which rate is computed and published monthly by the IRS) of the total anticipated excess inclusions with respect to such REMIC Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. The anticipated excess inclusions must be determined as of the date that the REMIC Residual Certificate is transferred and must be based on events that have occurred up to the time of such transfer, the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents. Such a tax generally would be imposed on the transferor of the REMIC Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a REMIC Residual Certificate would in no event be liable for such tax with respect to a transfer if the transferee furnishes to the transferor an affidavit that the transferee is not a disqualified organization and, as of the time of the transfer, the transferor does not have actual knowledge that such affidavit is false. Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that (i) residual interests in such entity are not held by disqualified organizations and (ii) information necessary for the application of the tax described herein will be made available. Restrictions on the transfer of REMIC Residual Certificates and certain other provisions that are intended to meet this requirement will be included in the Pooling and Servicing Agreement, and will be discussed more fully in any Prospectus Supplement relating to the offering of any REMIC Residual Certificate.

     In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a REMIC Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the REMIC Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. A pass-through entity will not be subject to this tax for any period, however, if each record holder of an interest in such pass-through entity furnishes to such pass-through entity (i) such holder's social security number and a statement under penalties of perjury that such social security number is that of the record holder or (ii) a statement under penalties of perjury that such record holder is not a disqualified organization.

     For these purposes, a "disqualified organization" means (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of the foregoing (but would not include instrumentalities described in Section 168(h)(2)(D) of the Code or the Federal Home Loan Mortgage Corporation), (ii) any organization (other than a cooperative described in Section 521 of the Code) that is exempt from federal income tax, unless it is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, a "pass-through entity" means any regulated investment company, real estate investment trust, trust, partnership or certain other entities described in Section 860E(e)(6) of the Code. In addition, a person holding an interest in a pass-through entity as a nominee for another person will, with respect to such interest, be treated as a pass-through entity.

TERMINATION

     A REMIC will terminate immediately after the Payment Date following receipt by the REMIC of the final payment in respect of the Mortgage Loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last distribution on a REMIC Regular Certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC Residual Certificate, if the last distribution on such REMIC Residual Certificate is less than the REMIC Residual Certificateholder's adjusted basis in such Certificate, such REMIC Residual Certificateholder should be treated as realizing a loss equal to the amount of such difference. The character of any such loss as ordinary or capital is uncertain. Further, any such loss may be subject to the "wash sale" rules of Section 1091 of the Code. See "-- Sales of REMIC Certificates."

REPORTING AND OTHER ADMINISTRATIVE MATTERS

     Solely for purposes of the administrative provisions of the Code, the REMIC will be treated as a partnership and Residual Certificateholders will be treated as partners. Unless otherwise stated in the related Prospectus Supplement, the Master Servicer will file REMIC federal income tax returns on behalf of the related REMIC, will be designated as and will act as the "tax matters person" with respect to the REMIC in all respects, and generally will hold at least a nominal amount of REMIC Residual Certificates.

     As the tax matters person, the Master Servicer will, subject to certain notice requirements and various restrictions and limitations, generally have the authority to act on behalf of the REMIC and the REMIC Residual Certificateholders in connection with the administrative and judicial review of items of income, deduction, gain or loss of the REMIC, as well as the REMIC's classification. REMIC Residual Certificateholders will generally be required to report such REMIC items consistently with their treatment on the related REMIC's tax return and may in some circumstances be bound by a settlement agreement between the Master Servicer, as tax matters person, and the IRS concerning any such REMIC item. Adjustments made to the REMIC tax return may require a REMIC Residual Certificateholder to make corresponding adjustments on its return, and an audit of the REMIC's tax return, or the adjustments resulting from such an audit, could result in an audit of a REMIC Residual Certificateholder's return. No REMIC will be registered as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that any REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish to the related REMIC, in a manner to be provided in Treasury regulations, the name and address of such person and other information.

     Reporting of interest income, including any original issue discount, with respect to REMIC Regular Certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent to individual holders of REMIC Regular Interests and the IRS; holders of REMIC Regular Certificates that are corporations, trusts, securities dealers and certain other non-individuals will be provided interest and original issue discount income information and the information set forth in the following paragraph upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of 30 days after the end of the quarter for which the information was requested, or two weeks after the receipt of the request. The REMIC must also comply with rules requiring a REMIC Regular Certificate issued with original issue discount to disclose on its face certain information including the amount of original issue discount and the issue date, and requiring such information to be reported to the IRS. Reporting with respect to the REMIC Residual Certificates, including income, excess inclusions, investment expenses and relevant information regarding qualification of the REMIC's assets will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method requires information relating to the holder's purchase price that the Master Servicer will not have, such regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "Taxation of Owners of REMIC Regular Certificates--Market Discount."

     The responsibility for complying with the foregoing reporting rules will be borne by the Master Servicer. Certificateholders may request any information with respect to the returns described in Section 1.6049-7(e)(2) of the Treasury regulations. Such request should be directed to the Master Servicer at CoreStates Bank, N.A., c/o Corporate Secretary, CoreStates Financial Corp, Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102-2116.

BACKUP WITHHOLDING WITH RESPECT TO REMIC CERTIFICATES

     Payments of interest and principal, as well as payments of proceeds from the sale of REMIC Certificates, may be subject to the "backup withholding tax" under Section 3406 of the Code at a rate of 31% if recipients of such payments fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

FOREIGN INVESTORS IN REMIC CERTIFICATES

     A REMIC Regular Certificateholder that is not a "United States person" (as defined below) and is not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of a REMIC Regular Certificate will not be subject to United States federal income or withholding tax in respect of a distribution on a REMIC Regular Certificate, provided that the holder complies to the extent necessary with certain identification requirements (including delivery of a statement, signed by the Certificateholder under penalties of perjury, certifying that such Certificateholder is not a United States person and providing the name and address of such Certificateholder). For these purposes, "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States. It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC Regular Certificate held by a REMIC Residual Certificateholder that owns directly or indirectly a 10% or greater interest in the REMIC Residual Certificates. If the holder does not qualify for exemption, distributions of interest, including distributions in respect of accrued original issue discount, to such holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     In addition, the foregoing rules will not apply to exempt a United States shareholder of a controlled foreign corporation from taxation on such United States shareholder's allocable portion of the interest income received by such controlled foreign corporation.

     Further, it appears that a REMIC Regular Certificate would not be included in the estate of a non-resident alien individual and would not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

     Unless otherwise stated in the related Prospectus Supplement, transfers of REMIC Residual Certificates to investors that are not United States Persons will be prohibited under the related Pooling and Servicing Agreement.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences", potential investors should consider the state and local tax consequences of the acquisition, ownership, and disposition of the Certificates offered hereunder. State tax law may differ substantially from the corresponding federal tax law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, prospective investors should consult their own tax advisors with respect to the various tax consequences of investments in the certificates offered hereunder.

                              ERISA CONSIDERATIONS

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain fiduciary and prohibited transaction restrictions on employee pension and welfare benefit plans subject to ERISA ("ERISA Plans"). Section 4975 of the Code imposes similar prohibited transaction restrictions on tax-qualified retirement or annuity plans described in Section 401(a) or 403(a) of the Code ("Qualified Plans") and on individual retirement accounts ("IRAs") described in
Section 408 of the Code (collectively, "Tax-Favored Plans"). Generally, any person who has discretionary authority or control respecting the management or disposition of "plan assets" of any ERISA Plan or Tax-Favored Plan (collectively, "Plans"), and any person who provides investment advice with respect to such assets for a fee, is a fiduciary of the Plan involved.

     Any fiduciary or other Plan investor considering whether to purchase any Certificates on behalf of or with "plan assets" of any Plan should consult with its counsel and refer to the applicable Prospectus Supplement for guidance regarding the ERISA Considerations applicable to the Certificates offered thereby.

     Certain employee benefit plans, such as governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA), are not subject to the requirements of ERISA or Section 4975 of the Code. Accordingly, assets of such plans may be invested in the Certificates without regard to the ERISA considerations described herein and in the applicable Prospectus Supplement, subject to the provisions of other applicable federal and state law. However, any such plan that is a Qualified Plan and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503(b) of the Code.

     In addition to imposing general fiduciary requirements, including those of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the Plan, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving "plan assets" of Plans and persons (referred to as "parties in interest" in ERISA or "disqualified persons" in Section 4975 of the Code) who have certain specified relationships to the Plans, unless a statutory or administrative exemption is available. Certain "parties in interest" (or "disqualified persons") that participate in a prohibited transaction may be subject to a penalty or an excise tax imposed pursuant to Section 502 of ERISA or Section 4975 of the Code, unless a statutory or administrative exemption is available.

PLAN ASSET REGULATION

     An investment of Plan Assets (as defined below) in Certificates may cause the Mortgage Loans and other assets of the related Trust to be deemed "plan assets" of all Plans involved. Section 2510.3-101 of the U.S. Department of Labor (the "DOL") regulations (the "DOL Regulation") addresses whether or not a Plan's assets would be deemed to include an interest in the underlying assets of an entity (such as a Trust), for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code, when a Plan acquires an "equity interest" (such as a Certificate) in such entity. Because of the indefinite nature of certain of the rules set forth in the DOL Regulation, the assets of a Plan which acquires Certificates of any Class may be deemed to include merely its interest in the Certificates or both such interest and an undivided interest in the assets of the related Trust. Therefore, Plan Assets should not be used to acquire or hold Certificates in reliance upon the availability of any exception under the DOL Regulation. For purposes of the sections of this Prospectus and any Prospectus Supplement headed "ERISA Considerations," the terms "Plan Assets" and "assets of a Plan" have the meaning specified in the DOL Regulation and include an undivided interest in the underlying assets of certain entities in which a Plan invests.

     The prohibited transaction provisions of Section 406 of ERISA and Section 4975 of the Code may apply to a Trust and cause the Sellers, the Master Servicer, any Subservicer, the Trustee, the obligor under any credit enhancement mechanism and certain affiliates thereof, to be considered or become "parties in interest" (or "disqualified persons") with respect to the assets of any Plan that are invested in Certificates issued by the Trust. If so, the acquisition or holding of Certificates by or on behalf of a Plan or with Plan Assets could also give rise to a prohibited transaction under ERISA and Section 4975 of the Code, unless a statutory or administrative exemption is available. Certificates acquired by a Plan would be assets of that Plan. Under the DOL Regulation, the Trust, including the Mortgage Loans and other assets held in the Trust, may also be deemed to be assets of each Plan that acquires Certificates. Special caution should be exercised before Plan Assets are used to acquire a Certificate in such circumstances, especially if, with respect to such Plan Assets, a Seller, the Master Servicer, a Subservicer, the Trustee, the obligor under any credit enhancement mechanism or an affiliate thereof either (1) has investment discretion with respect to the investment of Plan Assets, or (2) has authority or responsibility to give (or regularly gives) investment advice with respect to Plan Assets for a fee pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect thereto.

     Any person who has discretionary authority or control with respect to the management or disposition of the assets of a Plan, and any person who provides investment advice with respect to such assets for a fee (in the manner described above), is a fiduciary with respect to such Plan. If the Mortgage Loans and other Trust assets were deemed to be Plan Assets, any party exercising management or discretionary control regarding those assets may be deemed to be a "fiduciary" with respect to all Plans involved and, therefore, subject to the fiduciary requirements of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code with respect to such Plans. In addition, if the Mortgage Loans and other Trusts assets were deemed to be Plan Assets, the acquisition or holding of Certificates by or on behalf of a Plan or with Plan Assets, as well as the normal operations of the Trust, may constitute or result in a prohibited transaction under ERISA and Section 4975 of the Code.

PROHIBITED TRANSACTION EXEMPTIONS

     Underwriters' Exemptions. The DOL has issued individual exemptions (each, an "Exemption"), to a large number of investment banking firms, broker-dealers and banks or their affiliates (each, an "Underwriter"), which generally exempt from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on prohibited transactions pursuant to
Section 4975(a) and (b) of the Code, certain transactions (among others) relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates issued by a trust as to which an Underwriter to whom the DOL has issued an Exemption (or any of its affiliates) is the sole underwriter or the manager or co-manager of the underwriting syndicate, or a selling or placement agent, with respect to such certificates, provided that certain conditions set forth in the applicable Exemption are satisfied. The Prospectus Supplement for each Series will state (in the section headed "ERISA Considerations") whether or not the DOL has issued an Exemption to an Underwriter with respect that Series and identify the Classes of Certificates of that Series to which any such Exemption may apply.

     General Conditions. Each Exemption sets forth six general conditions which must be satisfied for a transaction involving the purchase, sale and holding of Certificates to be eligible for exemptive relief thereunder. First, the acquisition of Certificates with Plan Assets must be on terms that are at least as favorable to the Plans involved as they would be in an arm's-length transaction with an unrelated party. Second, an Exemption only applies to Certificates evidencing rights and interests that are not subordinated to the rights and interests evidenced by the other Certificates of the same Trust. Third, the Certificates, at the time of their acquisition with Plan Assets, must be rated in one of the three highest generic rating categories by S&P, Moody's, D&P or Fitch. Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any Underwriter, the Sellers, the Master Servicer, any Subservicer and any mortgagor with respect to Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans held in the related Trust as of the date of initial issuance of the Certificates. Fifth, the sum of all payments made to and retained by the Underwriters must represent not more than reasonable compensation for underwriting or placing the Certificates; the sum of all payments made to and retained by the Sellers pursuant to the assignment of the Mortgage Loans and other Trust assets to the related Trust must represent not more than the fair market value of such obligations; and the sum of all payments made to and retained by the Master Servicer and any Subservicers must represent not more than reasonable compensation for such persons' services under the related Pooling and Servicing Agreement and reimbursement of such persons' reasonable expenses in connection therewith. Sixth, each Exemption states that the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     A Plan fiduciary or other investor of Plan Assets contemplating purchasing a Certificate must make its own determination that the general conditions described above will be satisfied with respect to such Certificate.

     If the general conditions of an applicable Exemption are satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(a) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) by reason of Section 4975(c)(1)(A) through (D) of the Code, in connection with the direct or indirect sale, exchange, transfer, holding or the direct or indirect acquisition or disposition in the secondary market of Certificates by a Plan or with Plan Assets. However, no exemption is provided from the restrictions of
Section 406(a)(1)(E) and (2) of ERISA for the acquisition or holding of a Certificate by or with Plan Assets of an Excluded Plan by any person who has discretionary authority or renders investment advice with respect to Plan Assets of such Excluded Plan. For purposes of the sections of this Prospectus and any Prospectus Supplement headed "ERISA Considerations," the term "Excluded Plan" means a Plan sponsored by any member of the Restricted Group (as defined above).

     Specific Conditions. If certain specific conditions of an applicable Exemption are also satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(b)(1) and (2) of ERISA, and the excise taxes imposed by Section 4975(a) and (b) by reason of Section 4975(c)(1)(E) of the Code, in connection with (1) the direct or indirect sale, exchange or transfer of Certificates, in the initial issuance of Certificates between a Seller or an Underwriter and an investor of Plan Assets, when the person who has discretionary authority or renders investment advice with respect to the investment of the relevant Plan Assets in the Certificates is a mortgagor with respect to 5% or less of the fair market value of the Mortgage Loans or other assets held in the Trust (or an affiliate of such a person), and (2) the direct or indirect acquisition or disposition in the secondary market and holding of Certificates by a Plan or with Plan Assets.

     Further, if certain specific conditions of an applicable Exemption are satisfied, the Exemption may provide exemptive relief from the restrictions imposed by Section 406(a) and (b) of ERISA, and the excise taxes imposed by
Section 4975(a) and (b) by reason of Section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the Mortgage Pools. The Sellers expect that those specific conditions of an applicable Exemption will be satisfied with respect to the Certificates so that the Exemption would provide exemptive relief from those restrictions and excise taxes for transactions in connection with the servicing, management and operation of the Mortgage Pools, provided that the general conditions of the Exemption are satisfied.

     An applicable Exemption also may provide exemptive relief from the restrictions imposed by Section 406(a) of ERISA, and the excise taxes imposed by
Section 4975(a) and (b) by reason of Section 4975(e)(1)(A) through (D) of the Code, if such restrictions are otherwise deemed to apply merely because a person is deemed to be a "party in interest" (within the meaning of Section 3(14) of ERISA) or a "disqualified person" (within the meaning of Section 4975(e)(2) of the Code) with respect to a Plan by virtue of providing services to the Plan(s) involved, or by virtue of having certain specified relationships to such a person, solely as a result of the ownership of Certificates by a Plan or with Plan Assets.

     Advance Determinations. Before purchasing any Class of Certificates of any Series, a Plan fiduciary or other investor of Plan Assets should itself determine that (1) the DOL has issued an Exemption to an Underwriter with respect to that Series, (2) the Exemption applies to Certificates of that Class,
(3) the Certificates constitute "certificates" as defined in the Exemption, and
(4) the specific and general conditions
and any other requirements set forth in the Exemption would be satisfied. In addition to making its own determination as to the availability of the exemptive relief provided by an applicable Exemption, the Plan fiduciary or other investor of Plan Assets should consider its general fiduciary obligations under ERISA in determining whether to purchase any Certificates with Plan Assets.

     Any Plan fiduciary or other of Plan Assets investor who proposes to purchase Certificates with Plan Assets should consult with its counsel with respect to the potential applicability of ERISA and Section 4975 of the Code to such investment and the availability of exemptive relief under an Exemption or any other prohibited transaction exemption in connection therewith. In particular, in connection with a contemplated purchase of Certificates representing a beneficial ownership interest in a pool of single-family residential mortgage loans, any fiduciary or other Plan investor should consider the availability of an Exemption or Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. The Prospectus Supplement for any Series of Certificates may contain additional information regarding the application of an Exemption, PTCE 83-1 or any other prohibited transaction exemption with respect to the Certificates offered thereby. However, PTCE 83-1 does not provide exemptive relief with respect to Certificates evidencing interests in Trusts which include Cooperative Loans.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation pursuant to Section 501(a) of the Code (a "Tax Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") (within the meaning of Section 512 of the Code). All "excess inclusions" of a REMIC allocated to a REMIC Residual Certificate held by a Tax-Exempt Investor will be considered UBTI and, therefore, will be subject to federal income tax. See "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Residual Interests."

CONSULTATION WITH COUNSEL

     Any Plan fiduciary or other investor of Plan Assets who proposes to acquire or hold Certificates on behalf of or with Plan Assets of any Plan should consult with its counsel with respect to the potential applicability of the fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code to the proposed investment and the availability of exemptive relief under an Exemption, PTCE 83-1 or any other prohibited transaction exemption.

                                LEGAL INVESTMENT

     Unless otherwise specified in the related Prospectus Supplement, no Class of Certificates of a Series will constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") because the related Mortgage Pool will include Mortgage Loans that are secured by second or more junior Mortgages. Investors should consult their own legal advisers in determining whether and to what extent any Class of Certificates of a Series constitutes legal investments for such investors.

                                USE OF PROCEEDS

     Unless otherwise specified in the related Prospectus Supplement, substantially all of the net proceeds to be received from each sale of the Series of Certificates will be received, directly or indirectly, by the Sellers and will be available for general corporate purposes.

                              PLAN OF DISTRIBUTION

     The Certificates of each Series may be sold to or through Underwriters (which may include any of the Sellers or their respective affiliates) by a negotiated firm commitment underwriting and public reoffering by the Underwriters or such other underwriting arrangement as may be specified in the related Prospectus Supplement or may be offered or placed either directly or through agents. The Sellers intend that Certificates will be offered through such various methods from time to time and that offerings may be made concurrently through more than one of such methods or that an offering of a particular Series of Certificates may be made through a combination of such methods.

     The distribution of Certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or in negotiated transactions or otherwise at varying prices to be determined at the time of sale.

     In connection with the sale of the Certificates, Underwriters or agents may receive compensation in the form of discounts, concessions or commissions. Underwriters may sell Certificates to certain dealers at prices less a concession. Underwriters may allow and such dealers may reallow a concession to certain other dealers. Underwriters, dealers and agents that participate in the distribution of the Certificates of a Series may be deemed to be underwriters and any discounts or commissions received by them from the Sellers or the related Trust and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933. Any such Underwriters or agents will be identified, and any such compensation received from the Sellers or the related Trust will be described, in the related Prospectus Supplement.

     Under agreements which may be entered into by the Sellers, Underwriters and agents who participate in the distribution of the Certificates may be entitled to indemnification by the Sellers against certain liabilities, including liabilities under the Securities Act of 1933.

     The Underwriters may, from time to time, buy and sell Certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                    RATINGS

     Each Class of Certificates of a Series will be rated at their initial issuance in one of the four highest categories by at least one Rating Agency.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. No person is obligated to maintain the rating on any Certificate, and, accordingly, there can be no assurance that the ratings assigned to a Certificate upon initial issuance will not be lowered or withdrawn by a Rating Agency at any time thereafter. In general, ratings address credit risk and do not represent any assessment of the likelihood or rate of principal prepayments.

                                 LEGAL MATTERS

     Certain legal matters relating to the Certificates will be passed upon for the Sellers by Barbara M. Rothenberg, Counsel, CoreStates Financial Corp and certain federal income tax consequences of the issuance of the Certificates will be passed upon by the tax counsel ("Tax Counsel") identified in the related Prospectus Supplement.

                         INDEX OF PRINCIPAL DEFINITIONS

                                      TERM                                           PAGE
- --------------------------------------------------------------------------------  ----------
Accrual Period..................................................................       4, 27
Accrual Certificates............................................................       4, 27
Actuarial Mortgage Loan.........................................................          18
Advance.........................................................................       8, 32
Available Payment Amount........................................................          34
backup withholding tax..........................................................          67
Bankruptcy Mortgage Loan........................................................          18
Bankruptcy Plan.................................................................          18
Balloon Loans...................................................................          14
Basic Principal Amount..........................................................          34
Basic Principal Payment.........................................................       5, 28
Book-Entry Certificates.........................................................       6, 27
Cash Collateral Account.........................................................          38
Cash Collateral Lender..........................................................          38
Cede............................................................................       6, 27
CEDEL...........................................................................          46
CEDEL Participant...............................................................          46
Certificate Insurance Policy....................................................          37
Certificate Interest Rate.......................................................       3, 26
Certificates....................................................................           1
Citibank........................................................................          44
Class...........................................................................    1, 3, 14
Closing Date....................................................................       3, 54
Code............................................................................       9, 52
Collection Account..............................................................          33
Combined Loan-to-Value Ratio....................................................          17
Commission......................................................................           2
Contributions Tax...............................................................          65
conversion transaction..........................................................          64
Committee Report................................................................          57
Cooperative.....................................................................          46
Cooperative Loans...............................................................          47
CoreStates......................................................................          21
Credit Provider.................................................................          37
Cross Collateralized Loan.......................................................          24
Curtailments....................................................................       5, 28
Cut-off Date....................................................................           3
daily accruals..................................................................          61
debt-to-net income ratio........................................................          23
Definitive Certificates.........................................................          45
Determination Date..............................................................           4
Depositaries....................................................................          44
disqualified organization.......................................................          66
disqualified person.............................................................          69
DOL.............................................................................          69
DOL Regulations.................................................................          69
D&P.............................................................................       9, 11
DTC.............................................................................   6, 27, 44
Due Period......................................................................       5, 27

                                      TERM                                           PAGE
- --------------------------------------------------------------------------------  ----------
Eligible Account................................................................          31
ERISA...........................................................................       9, 68
ERISA Plans.....................................................................          68
Euroclear.......................................................................          46
Euroclear Operator..............................................................          46
Euroclear Participant...........................................................          46
Event of Nonpayment.............................................................          43
excess inclusion................................................................      61, 71
Excess Spread...................................................................          32
Exchange Act....................................................................           3
Excluded Plan...................................................................          70
Exemption.......................................................................          69
FHLMC...........................................................................          42
fiduciary.......................................................................          69
Fitch...........................................................................       9, 11
FNMA............................................................................          42
Holders.........................................................................          27
Home Equity Loan-to-Value Ratio.................................................          17
Indirect Participants...........................................................   6, 27, 45
Insurance Proceeds..............................................................       5, 28
Insurer.........................................................................          37
IRAs............................................................................          68
IRS.............................................................................          54
Issue Premium...................................................................          60
Issuer..........................................................................           3
LAPS............................................................................          22
Letter of Credit................................................................          37
Letter of Credit Issuer.........................................................          37
Liquidated Mortgage Loan........................................................       5, 28
Liquidation Proceeds............................................................       5, 28
Majority in Aggregate Voting Interest...........................................          43
Mark-to-Market Regulations......................................................          63
Master Servicer.................................................................        1, 3
Master Servicer Termination Event...............................................          42
Monthly Payments................................................................       5, 28
Moody's.........................................................................       9, 11
Morgan..........................................................................          44
Mortgage........................................................................        1, 6
Mortgage File...................................................................      15, 28
Mortgage Interest Rate..........................................................           7
Mortgage Loan...................................................................     1, 3, 6
Mortgage Loan Losses............................................................          34
Mortgage Loan Schedule..........................................................          28
Mortgage Pool...................................................................     1, 3, 6
Mortgaged Property..............................................................        1, 6
Mortgagor.......................................................................          12
net income from foreclosure property............................................          65
Net Liquidation Proceeds........................................................       5, 28
noneconomic.....................................................................          62
Nonrecoverable Advances.........................................................          33
Notional Principal Amount.......................................................           5

                                      TERM                                           PAGE
- --------------------------------------------------------------------------------  ----------
OID Regulation..................................................................          52
original issue discount.........................................................          54
Original Pool Principal Balance.................................................       6, 17
Owner...........................................................................          45
Participants....................................................................   6, 27, 45
party in interest...............................................................      68, 71
pass-through entity.............................................................          66
Payment Date....................................................................       4, 34
Percentage Interest.............................................................       5, 27
Permitted Instruments...........................................................          31
Plan............................................................................   9, 11, 68
Plan Assets.....................................................................          69
Pooling and Servicing Agreement.................................................          21
Pool Insurance Policy...........................................................          37
Pool Insurer....................................................................          37
Pool Principal Balance..........................................................          36
portfolio income................................................................          58
Prefunding Account..............................................................       8, 35
Prepayment Assumption...........................................................          54
Prepayment Period...............................................................       5, 28
Primary Servicing Portfolio.....................................................          26
Principal and Interest Account..................................................          31
Principal Prepayments...........................................................       5, 28
Prohibited Transactions Tax.....................................................          64
Prospectus......................................................................           1
Prospectus Supplement...........................................................           1
PTCE 83-1.......................................................................          71
qualified mortgages.............................................................          53
Qualified Plans.................................................................          68
qualified stated interest.......................................................          54
Qualified Substitute Mortgage Loan..............................................          31
qualifying real property loans..................................................          53
Rating Agency...................................................................       9, 11
real estate assets..............................................................          53
Record Date.....................................................................           4
Released Mortgaged Property Proceeds............................................       5, 28
Relief Act......................................................................          16
REMIC...........................................................................        1, 9
REMIC Certificates..............................................................          52
REMIC Provisions................................................................          52
REMIC Regular Certificate(holder)...............................................          52
REMIC Regulations...............................................................          52
REMIC Residual Certificate(holder)..............................................          52
REO Properties..................................................................           7
Reserve Account.................................................................          38
Restricted Group................................................................          70
Rule of 78s.....................................................................          19
Rule of 78s Mortgage Loan.......................................................          18
Rules...........................................................................          45
Sample Pool.....................................................................          17
Seller..........................................................................        1, 3

                                      TERM                                           PAGE
- --------------------------------------------------------------------------------  ----------
Senior Lien.....................................................................       9, 13
Senior Certificates.............................................................          38
Series..........................................................................           1
Servicing Advances..............................................................          33
Servicing Fee...................................................................       8, 39
significant value...............................................................          61
Simple Interest Mortgage Loan...................................................          18
SMMEA...........................................................................          72
S&P.............................................................................       9, 11
Special Hazard Policy...........................................................          38
Special Payment Amount..........................................................          37
Special Payment Date............................................................          37
Special Payments................................................................          37
Spread Account..................................................................          38
standard hazard insurance.......................................................          40
Subordinated Certificates.......................................................          38
Subservicer.....................................................................          42
Subservicing Agreement..........................................................          42
Substitution Adjustment.........................................................          31
Successor Master Servicer.......................................................          44
sum of the digits...............................................................          19
Tax Counsel.....................................................................      52, 73
Tax-Exempt Investor.............................................................          71
Tax Favored Plans...............................................................          68
taxable mortgage pool...........................................................          64
Terms and Conditions............................................................          47
Tiered REMICS...................................................................          53
Title V.........................................................................          51
Trust...........................................................................        1, 3
Trustee.........................................................................       3, 21
Underwriter.....................................................................          69
UBTI............................................................................          71
United States Person............................................................          67
Weighted Average Life...........................................................          21
Yield Supplement Account........................................................          38

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Set forth below are the expenses expected to be incurred by CoreStates Bank, N.A. and New Jersey National Bank (collectively, the "Registrants") in connection with the issuance and distribution of the securities being registered other than underwriting discounts and commissions and costs represented by the salaries and wages of regular employees and officers of the Registrants. All such expenses, other than the filing fee, are estimated expenses.*

    Filing Fee for Registration Statement....................................  $  275,863
    Blue Sky Fees and Expenses...............................................  $   60,000
    Legal Fees and Expenses..................................................  $  260,000
    Accounting Fees and Expenses.............................................  $  350,000
    Trustees' Fees and Expenses (including counsel fees).....................  $   50,000
    Printing and Engraving Fees..............................................  $  260,000
    Rating Agency Fees.......................................................  $  400,000
    Miscellaneous............................................................  $  144,137
                                                                               ----------
              Total..........................................................  $1,800,000
                                                                               ==========

- ---------------
* Reflects expenses related to this Registration Statement and expenses related to Registration Statement No. 33-79544 whose unissued Home Equity Loan Certificates are being carried forward.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Articles of Association of CoreStates Bank, N.A. and New Jersey National Bank provide for indemnification except (i) where the conduct constitutes willful misconduct or recklessness, (ii) where the liability is with respect to expenses, penalties, or other payments incurred in certain administrative proceedings or actions instituted by an appropriate bank regulatory agency, or (iii) where such indemnification is prohibited by any law, rule or regulation. Such Articles, as the case may be, require the Registrants to indemnify directors, officers, employees, agents or others designated by the boards of directors of the Registrants against any damage, judgment, amount paid in settlement, fine, penalty, punitive damages, excise tax assessed with respect to any employee benefit plan, or cost or expense of any nature (including, without limitation, attorneys' fees and disbursements). With respect to possible indemnification of directors, officers and controlling persons of the Registrants for liabilities arising under the Securities Act of 1933 (the "Act") pursuant to such provisions, the Registrants are aware that the Securities and Exchange Commission has publicly taken the position that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

ITEM 16. FINANCIAL STATEMENTS AND EXHIBITS.

     (A) FINANCIAL STATEMENTS

     All financial statements, schedules and historical financial information of the Registrants have been omitted as they are not applicable.

     (B) EXHIBITS

      1.1 -- Form of Underwriting Agreement*
      4.1 -- Form of Pooling and Servicing Agreement*
      5.1 -- Opinion of Barbara M. Rothenberg, Esq., Counsel, CoreStates Financial Corp with respect to legality.**

      8.1 -- Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters**
     24.1 -- Consents of Barbara M. Rothenberg, Esq. and Orrick, Herrington & Sutcliffe
             (included as part of Exhibits 5.1 and 8.1, respectively)**
     25.1 -- Powers of Attorneys as to Core States Bank, N.A. (included on the signature pages of the Registrants)**
     25.2 -- Powers of Attorney as to New Jersey National Bank.

- ---------------
 * Incorporated herein by reference to the indentically numbered Exhibit to Registrants' Registration Statement on Form S-3 (No. 33-79544).

** Filed herewith

ITEM 17. UNDERTAKINGS.

     (a) Undertaking pursuant to Rule 415:

     The Registrants hereby undertake:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or event arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) Undertaking in respect of documents subsequently filed that are incorporated by reference:

          The Registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrants' annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Undertaking in respect of delivery of Certificates:

          Each undersigned Registrant hereby undertakes to provide to the Underwriters at the closing specified in the Underwriting Agreement, Certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

     (d) Undertaking in respect of indemnification:

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, the Registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrants of expenses incurred or paid by a director, officer or controlling person of the Registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, CoreStates Bank, N.A. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Philadelphia, State of Pennsylvania, on the 25th day of September, 1996.

                                          CORESTATES BANK, N.A.

                                          By:  /s/  ROSEMARIE B. GRECO

                                             -----------------------------------
                                             Rosemarie B. Greco
                                             Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

               SIGNATURE                               TITLE                       DATE
- ----------------------------------------  --------------------------------  -------------------
        /s/  ROSEMARIE B. GRECO               Chief Executive Officer       September 25, 1996
- ----------------------------------------      and Director (Principal
           Rosemarie B. Greco                    Executive Officer)
         /s/  CHRISTOPHER CAREY               Chief Financial Officer       September 25, 1996
- ----------------------------------------    (Principal Financial Officer
           Christopher Carey                  and Principal Accounting
                                                      Officer)
                   *                                  Director              September 25, 1996
- ----------------------------------------
           Robert S. Appleby
                   *                                  Director              September 25, 1996
- ----------------------------------------
         Nolan N. Atkinson, Jr.
                   *                                  Director              September 25, 1996
- ----------------------------------------
           Carl R. Beidleman
                                                      Director              September 25, 1996
- ----------------------------------------
        Charles L. Coltman, III
                   *                                  Director              September 25, 1996
- ----------------------------------------
            William D. Davis
                   *                                  Director              September 25, 1996
- ----------------------------------------
           Anthony G. Dickson
                   *                                  Director              September 25, 1996
- ----------------------------------------
            Kevin G. Halpern
                   *                                  Director              September 25, 1996
- ----------------------------------------
           Ezekiel S. Ketchum
                   *                                  Director              September 25, 1996
- ----------------------------------------
           Leonard I. Korman

* Rosemarie B. Greco, by signing hereto, does sign this document on behalf of each of the persons indicated above for whom she is attorney-in-fact pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

                                          /s/  ROSEMARIE B. GRECO

                                          --------------------------------------
                                          Rosemarie B. Greco
                                          Attorney-in-Fact

                SIGNATURE                              TITLE                       DATE
- ------------------------------------------  ----------------------------    -------------------
                                                      Director              September 25, 1996
- ------------------------------------------
           Terrence A. Larsen*
                    *                                 Director              September 25, 1996
- ------------------------------------------
           M. Christine Murphy
                    *                                 Director              September 25, 1996
- ------------------------------------------
           Stephanie W. Naidoff
                    *                                 Director              September 25, 1996
- ------------------------------------------
             Daniel H. Polett
                    *                                 Director              September 25, 1996
- ------------------------------------------
         Seymour S. Preston, III
                    *                                 Director              September 25, 1996
- ------------------------------------------
            J. Lawrence Shane
                    *                                 Director              September 25, 1996
- ------------------------------------------
             John D. Wallace
                    *                                 Director              September 25, 1996
- ------------------------------------------
           Richard D. Wood, Jr.
                    *                                 Director              September 25, 1996
- ------------------------------------------
             Paul H. Woodruff
                    *                                 Director              September 25, 1996
- ------------------------------------------
             Earle A. Wootton
                    *                                 Director              September 25, 1996
- ------------------------------------------
           George R. Zoffinger

* Rosemarie B. Greco, by signing hereto, does sign this document on behalf of each of the persons indicated above for whom she is attorney-in-fact pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

                                          /s/  ROSEMARIE B. GRECO

                                          --------------------------------------
                                          Rosemarie B. Greco
                                          Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1933, New Jersey National Bank certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused the City of Philadelphia, State of Pennsylvania, on the 25th day of September, 1996.

                                          NEW JERSEY NATIONAL BANK

                                          By: /s/  THOMAS A. BRACKEN

                                               ---------------------------------
                                               Thomas A. Bracken
                                               Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                SIGNATURE                               TITLE                      DATE
- ------------------------------------------  ------------------------------  -------------------
          /s/  THOMAS A. BRACKEN              President, Chief Executive     September 25, 1996
- ------------------------------------------             Officer
            Thomas A. Bracken                  and Director (Principal
                                                      Executive
                                                       Officer
          /s/  ROBERT E. FRANCIS               Chief Financial Officer       September 25, 1996
- ------------------------------------------   (Principal Financial Officer
            Robert E. Francis                  and Principal Accounting
                                                       Officer)
                    *                                  Director              September 25, 1996
- ------------------------------------------
            Debra Aguiar-Velez
                    *                                  Director              September 25, 1996
- ------------------------------------------
               Bruce G. Coe
                                                       Director              September 25, 1996
- ------------------------------------------
         Charles L. Coltman, III
                    *                                  Director              September 25, 1996
- ------------------------------------------
            Anthony G. Dickson
                    *                                  Director              September 25, 1996
- ------------------------------------------
             Kevin G. Halpern
                                                       Director              September 25, 1996
- ------------------------------------------
            Terrence A. Larsen
                    *                                  Director              September 25, 1996
- ------------------------------------------
            Leonard H. Littman
                    *                                  Director              September 25, 1996
- ------------------------------------------
           George R. Zoffinger

* Charles L. Coltman, III, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

                                    /s/  CHARLES L. COLTMAN, III

                                       -----------------------------------------
                                       Charles L. Coltman, III
                                       Attorney-in-Fact

                SIGNATURE                               TITLE                      DATE
- ------------------------------------------  ------------------------------  -------------------
                    *                                  Director              September 25, 1996
- ------------------------------------------
            J. Barton Luedeke
                    *                                  Director              September 25, 1996
- ------------------------------------------
            Jeffrey P. Orleans
                    *                                  Director              September 25, 1996
- ------------------------------------------
             Alvin J. Rockoff
                    *                                  Director              September 25, 1996
- ------------------------------------------
              Harry T. Rose
                    *                                  Director              September 25, 1996
- ------------------------------------------
               William Ryan
                    *                                  Director              September 25, 1996
- ------------------------------------------
            James M. Seabrook
                    *                                  Director              September 25, 1996
- ------------------------------------------
             John D. Wallace

* Charles L. Coltman, III, by signing his name hereto, does sign this document on behalf of each of the persons indicated above for whom he is attorney-in-fact pursuant to a power of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

                                          /s/  CHARLES L. COLTMAN, III

                                          --------------------------------------
                                          Charles L. Coltman, III
                                          Attorney-in-Fact

                               INDEX TO EXHIBITS

                                                                                      SEQUENTIALLY
     EXHIBIT                                                                            NUMBERED
      NUMBER                                     EXHIBIT                                  PAGE
    ----------        --------------------------------------------------------------  ------------
     1.1*        --   Form of Underwriting Agreement................................
     4.1*        --   Form of Pooling and Servicing Agreement.......................
     5.1**       --   Opinion of Barbara M. Rothenberg, Esq., Counsel, CoreStates
                      Financial Corp With Respect To Legality.......................
     8.1**       --   Opinion of Orrick, Herrington & Sutcliffe LLP With Respect To
                      Certain Tax Matters...........................................
    24.1**       --   Consent of Barbara M. Rothenberg, Esq. (included as part of
                      Exhibit 5.1)..................................................
    24.2**       --   Consent of Orrick, Herrington & Sutcliffe LLP (included as part of
                      Exhibit 8.1)..................................................
    25.1**       --   Powers of Attorney as to CoreStates Bank, N.A.................
    25.2**       --   Powers of Attorney as to New Jersey National Bank.............

- ---------------
 * Incorporated herein by reference to the indentically numbered Exhibit to Registrants' Registration Statement on Form S-3 (No. 33-79544).

** Filed herewith